UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

+	BALANCED WEALTH STRATEGY PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2015

The following is an update of AllianceBernstein Variable Products Series Fund—Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2014.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the determination of reasonable risk as determined by AllianceBernstein L.P. (the “Adviser”). The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio’s equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser’s targeted blend for the non-REIT portion of the Portfolio’s equity component is an equal weighting of growth and value stocks (50% each). In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio’s equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will allow the relative weightings of the Portfolio’s investments in equity and debt, growth and value, and U.S. and non-U.S. components to vary in response to market conditions, but ordinarily, only by ±5% of the Portfolio’s net assets. Beyond those ranges, the Adviser will rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Portfolio’s net assets. The Portfolio’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of underlying market conditions.

The Portfolio’s debt securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment grade.

The Portfolio also may enter into forward commitments, make short sales of securities or maintain a short position and invest in rights or warrants.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index, its secondary benchmark, the Barclays U.S. Aggregate Bond Index and its blended benchmark, the 60% / 40% blend of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, respectively, for the one-, five- and 10-year periods ended December 31, 2014.

For the annual period, all share classes of the Portfolio underperformed the primary and blended benchmarks, and outperformed the secondary benchmark. The Portfolio’s U.S. growth and U.S. value holdings contributed, helped by the strong performance of U.S. equities in 2014. Conversely, non-U.S. value and non-U.S. growth holdings detracted, hurt by geopolitical concerns, the strong return of the U.S. dollar and the declining price of oil. Fixed-income holdings contributed to relative performance, as did REITs.

The Portfolio utilized derivatives, including futures, credit default swaps and interest rate swaps, for hedging and investment purposes, which had no material impact on performance. Currencies were utilized for hedging purposes and had no material impact on performance.

AllianceBernstein Variable Products Series Fund

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. large-cap stocks led the gains in 2014 as a resilient economic recovery fueled earnings growth. Emerging markets trailed developed markets, and investors favored defensive stocks, while resources stocks fell as plunging oil prices dragged down shares of energy companies. Bond markets turned more volatile as growth trends and monetary policies in the world’s largest economies headed in different directions. Despite the best efforts of policymakers, inflation continued to fall throughout the developed world, reaching especially worrisome levels in Europe and Japan. Global economic growth continued at a slow and uneven pace. In the U.S., manufacturing indicators rose, and unemployment fell from 6.6% at the beginning of the year to 5.8% in November, bolstering consumer confidence and increasing the chances of a Fed rate hike in 2015 by the U.S. Federal Reserve.

The Portfolio is well positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Multi-Assets Solutions Team (the “Team”) is confident that its continued focus on companies with strong fundamentals will enable the Team to navigate current market conditions and, more importantly, to construct portfolios that outperform as macroeconomic conditions improve. Meanwhile, in fixed-income, the Team continues to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

BALANCED WEALTH STRATEGY PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged S&P® 500 Index and the unmanaged Barclays U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates-rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value (“NAV”) when one of these investment strategies is performing more poorly than others.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Real Estate Risk: The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

(Disclosures, Risks and Note about Historical Performance continued on next page)

BALANCED WEALTH STRATEGY PORTFOLIO
DISCLOSURES AND RISKS
(continued from previous page)	AllianceBernstein Variable Products Series Fund

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2014 (unaudited)	1 Year	5 Years*	10 Years*
Balanced Wealth Strategy Portfolio Class A†	7.37%	8.85%	5.59%
Balanced Wealth Strategy Portfolio Class B†	7.11%	8.59%	5.33%
Primary Benchmark: S&P 500 Index	13.69%	15.45%	7.67%
Secondary Benchmark: Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
Blended Benchmark: 60% S&P 500 Index / 40% Barclays U.S. Aggregate Bond Index	10.62%	11.18%	6.77%
* Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2014, by 0.01%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.65% and 0.90% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. These waivers/ reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms.

BALANCED WEALTH STRATEGY PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/21/04 – 12/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Balanced Wealth Strategy Portfolio Class A shares (from 12/31/04 to 12/31/14) as compared to the performance of the Portfolio’s primary, secondary and blended benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

BALANCED WEALTH STRATEGY PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,013.40	$3.65	0.72%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.58	$3.67	0.72%

Class B
Actual	$1,000	$1,012.50	$4.92	0.97%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.32	$4.94	0.97%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$22,357,833	6.1%
Federal National Mortgage Association	20,633,625	5.7
Apple, Inc.	4,176,779	1.2
Inflation-Linked Securities	4,095,017	1.1
CVS Health Corp.	3,443,082	1.0
UnitedHealth Group, Inc.	2,701,226	0.7
Visa, Inc.—Class A	2,687,550	0.7
Google, Inc.	2,621,424	0.7
Gilead Sciences, Inc.	2,604,404	0.7
Comcast Corp.	2,561,421	0.7

	$67,882,361	18.6%

SECURITY TYPE BREAKDOWN†

December 31, 2014 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$230,223,280	60.9%
Corporates—Investment Grades	32,511,189	8.6
Governments—Treasuries	23,950,984	6.3
Mortgage Pass-Throughs	23,074,342	6.1
Asset-Backed Securities	18,379,019	4.9
Commercial Mortgage-Backed Securities	12,510,137	3.3
Corporates—Non-Investment Grades	5,484,568	1.5
Inflation-Linked Securities	4,095,017	1.1
Collateralized Mortgage Obligations	4,019,176	1.1
Quasi-Sovereigns	2,160,770	0.6
Governments—Sovereign Agencies	536,070	0.1
Local Governments—Municipal Bonds	529,575	0.1
Emerging Markets—Corporate Bonds	406,450	0.1
Preferred Stocks	169,711	0.1
Short-Term Investments	19,799,895	5.2

Total Investments	$377,850,183	100.0%

*	Long-term investments.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–63.0%

FINANCIALS–10.0%
BANKS–3.2%
Bank Hapoalim BM	29,100	$136,832
Bank of America Corp.	118,300	2,116,387
Bank of Baroda	6,420	109,748
Bank of China Ltd.–Class H	334,000	187,464
Bank of Queensland Ltd.	20,940	206,299
Citigroup, Inc.	9,900	535,689
Comerica, Inc.	9,600	449,664
Commerzbank AG(a)	15,500	203,307
Danske Bank A/S	15,960	431,492
Fifth Third Bancorp	13,200	268,950
HSBC Holdings PLC	68,170	644,190
ICICI Bank Ltd.	23,100	128,241
ING Groep NV(a)	24,680	318,857
Intesa Sanpaolo SpA	78,950	229,026
Itausa-Investimentos Itau SA (Preference Shares)	25,500	90,078
JPMorgan Chase & Co.	24,300	1,520,694
KeyCorp	5,836	81,120
Mitsubishi UFJ Financial Group, Inc.	69,100	379,651
PNC Financial Services Group, Inc. (The)	3,700	337,551
Shinhan Financial Group Co., Ltd.(a)	2,130	85,616
Societe Generale SA	9,762	408,541
Sumitomo Mitsui Financial Group, Inc.	7,300	263,915
UniCredit SpA	82,770	530,192
Wells Fargo & Co.	37,200	2,039,304

		11,702,808

CAPITAL MARKETS–1.6%
Affiliated Managers Group, Inc.(a)	4,842	1,027,666
Bank of New York Mellon Corp. (The)	8,000	324,560
BlackRock, Inc.–Class A	3,120	1,115,587
Daiwa Securities Group, Inc.	117,000	916,126
Goldman Sachs Group, Inc. (The)	2,374	460,152
Morgan Stanley	10,587	410,776
Partners Group Holding AG	760	221,112
State Street Corp.	4,100	321,850
UBS Group AG(a)	64,842	1,114,615

		5,912,444

CONSUMER FINANCE–0.8%
Capital One Financial Corp.	16,800	1,386,840
Discover Financial Services	13,500	884,115
Muthoot Finance Ltd.	39,211	118,958
Shriram Transport Finance Co., Ltd.	2,305	40,207
SLM Corp.	58,900	600,191

		3,030,311

DIVERSIFIED FINANCIAL SERVICES–0.8%
Berkshire Hathaway, Inc.– Class B(a)	5,300	$795,795
Cerved Information Solutions SpA(a)(b)	14,060	74,250
Challenger Ltd./Australia	38,980	205,913
Friends Life Group Ltd.	36,030	204,623
Intercontinental Exchange, Inc.	5,053	1,108,073
ORIX Corp.	40,600	510,861

		2,899,515

INSURANCE–2.9%
ACE Ltd.	2,100	241,248
Admiral Group PLC	34,790	713,720
AIA Group Ltd.	227,600	1,250,956
Allstate Corp. (The)	19,600	1,376,900
American Financial Group, Inc./OH	11,700	710,424
American International Group, Inc.	20,200	1,131,402
Aon PLC	9,440	895,195
Aspen Insurance Holdings Ltd.	4,700	205,719
Assurant, Inc.	3,028	207,206
Chubb Corp. (The)	3,418	353,661
Direct Line Insurance Group PLC	32,790	148,329
Hanover Insurance Group, Inc. (The)	5,700	406,524
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,190	635,248
PartnerRe Ltd.	6,602	753,486
Progressive Corp. (The)	4,200	113,358
Prudential PLC	34,820	805,020
Suncorp Group Ltd.	11,430	130,574
Travelers Cos., Inc. (The)	3,700	391,645
Unum Group	2,300	80,224
XL Group PLC	3,000	103,110

		10,653,949

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.5%
Ayala Land, Inc.	21,100	15,734
Daito Trust Construction Co., Ltd.	7,200	816,752
Global Logistic Properties Ltd.	439,000	818,472

		1,650,958

THRIFTS & MORTGAGE FINANCE–0.2%
Housing Development Finance Corp. Ltd.	26,340	471,111
LIC Housing Finance Ltd.	17,210	118,293

		589,404

		36,439,389

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–9.0%
AUTO COMPONENTS–0.9%
Aisin Seiki Co., Ltd.	8,700	$312,577
Bridgestone Corp.	6,300	218,496
Cie Generale des Etablissements Michelin–Class B	4,520	408,006
GKN PLC	35,560	189,277
Lear Corp.	5,200	510,016
Magna International, Inc. (New York)–Class A	4,600	499,974
Plastic Omnium SA	6,870	186,437
Sumitomo Electric Industries Ltd.	27,200	339,708
Valeo SA	3,680	457,903

		3,122,394

AUTOMOBILES–1.0%
Bayerische Motoren Werke AG	2,060	222,312
Ford Motor Co.	77,600	1,202,800
Great Wall Motor Co., Ltd.–Class H	38,500	218,515
Honda Motor Co., Ltd.	18,000	528,089
Renault SA	2,030	147,858
Tata Motors Ltd.	17,050	133,307
Toyota Motor Corp.	16,100	1,003,309
Volkswagen AG (Preference Shares)	900	200,030

		3,656,220

DIVERSIFIED CONSUMER SERVICES–0.2%
Estacio Participacoes SA	37,100	332,451
Kroton Educacional SA	43,600	254,232
TAL Education Group (ADR)(a)	1,900	53,371

		640,054

HOTELS, RESTAURANTS & LEISURE–0.9%
Galaxy Entertainment Group Ltd.	13,000	72,237
Melco International Development Ltd.(b)	113,000	247,660
Merlin Entertainments PLC(c)	64,969	402,005
Sands China Ltd.	18,000	87,741
Sodexo SA	5,229	511,837
Starbucks Corp.	20,550	1,686,127
Yum! Brands, Inc.	2,150	156,628

		3,164,235

HOUSEHOLD DURABLES–0.1%
PulteGroup, Inc.	20,806	446,497

INTERNET & CATALOG RETAIL–0.6%
Just Eat PLC(a)	51,305	247,649
Priceline Group, Inc. (The)(a)	1,690	1,926,955

		2,174,604

LEISURE PRODUCTS–0.3%
Polaris Industries, Inc.	6,690	$1,011,796

MEDIA–1.8%
Comcast Corp.–Class A	35,350	2,050,654
CTS Eventim AG & Co. KGaA	2,450	72,181
Liberty Global PLC–Class A(a)	899	45,134
Liberty Global PLC–Series C(a)	28,318	1,368,043
Naspers Ltd.–Class N	3,700	478,614
Smiles SA	5,700	98,745
Thomson Reuters Corp.	2,453	98,954
Time Warner, Inc.	14,665	1,252,684
Walt Disney Co. (The)	13,448	1,266,667

		6,731,676

MULTILINE RETAIL–0.5%
B&M European Value Retail SA	139,637	620,269
Dillard’s, Inc.–Class A	3,000	375,540
Dollar General Corp.(a)	10,300	728,210
Poundland Group PLC(a)	59,110	302,367

		2,026,386

SPECIALTY RETAIL–1.7%
Foot Locker, Inc.	14,078	790,902
GameStop Corp.–Class A(b)	17,900	605,020
Home Depot, Inc. (The)	19,330	2,029,070
Kingfisher PLC	29,490	155,888
L’Occitane International SA	3,500	8,846
O’Reilly Automotive, Inc.(a)	2,900	558,598
Office Depot, Inc.(a)	73,337	628,865
Shimamura Co., Ltd.	1,700	146,705
Sports Direct International PLC(a)	51,549	567,076
Ulta Salon Cosmetics & Fragrance, Inc.(a)	5,370	686,501
Yamada Denki Co., Ltd.(b)	68,600	230,161

		6,407,632

TEXTILES, APPAREL & LUXURY GOODS–1.0%
Cie Financiere Richemont SA	11,400	1,010,708
Global Brands Group Holding Ltd.(a)	600,000	117,163
HUGO BOSS AG	2,956	361,612
Kering	590	113,381
NIKE, Inc.–Class B	14,471	1,391,387
Samsonite International SA	147,900	438,293
Titan Co., Ltd.	14,370	86,562

		3,519,106

		32,900,600

INFORMATION TECHNOLOGY–8.8%
COMMUNICATIONS EQUIPMENT–0.7%
Brocade Communications Systems, Inc.	64,600	764,864
Cisco Systems, Inc.	32,740	910,663

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

F5 Networks, Inc.(a)	4,310	$562,304
Harris Corp.	5,601	402,264

		2,640,095

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.3%
Amphenol Corp–Class A	16,231	873,390
Arrow Electronics, Inc.(a)	4,300	248,927

		1,122,317

INTERNET SOFTWARE & SERVICES–1.6%
Baidu, Inc. (Sponsored ADR)(a)	1,920	437,702
Facebook, Inc.–Class A(a)	22,334	1,742,499
Google, Inc.–Class A(a)	2,460	1,305,424
Google, Inc.–Class C(a)	2,500	1,316,000
LinkedIn Corp.–Class A(a)	2,330	535,224
Telecity Group PLC	45,783	571,820

		5,908,669

IT SERVICES–1.2%
Booz Allen Hamilton Holding Corp.	8,600	228,158
Cap Gemini SA	2,270	162,344
HCL Technologies Ltd.	1,840	46,677
Tata Consultancy Services Ltd.	4,340	176,288
Visa, Inc.–Class A	10,250	2,687,550
Xerox Corp.	67,600	936,936

		4,237,953

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.4%
Advanced Semiconductor Engineering, Inc.	131,000	155,579
Altera Corp.	17,410	643,125
Applied Materials, Inc.	23,664	589,707
ASM International NV	4,020	170,242
Infineon Technologies AG	11,794	124,802
Intel Corp.	31,800	1,154,022
Linear Technology Corp.	12,850	585,960
Micron Technology, Inc.(a)	8,300	290,583
Novatek Microelectronics Corp.	37,000	206,760
NXP Semiconductors NV(a)	8,486	648,330
Sumco Corp.(b)	18,500	264,848
Tokyo Electron Ltd.	2,600	197,159

		5,031,117

SOFTWARE–1.7%
ANSYS, Inc.(a)	15,835	1,298,470
Aspen Technology, Inc.(a)	12,230	428,295
Dassault Systemes	6,673	406,922
Electronic Arts, Inc.(a)	15,538	730,519
Microsoft Corp.	34,300	1,593,235
Mobileye NV(a)	6,120	248,227
NetSuite, Inc.(a)	5,020	548,033
Oracle Corp.	11,712	526,689
ServiceNow, Inc.(a)	8,065	547,210

		6,327,600

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.1%
Samsung Electronics Co., Ltd.	320	$384,718

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.8%
Apple, Inc.	37,840	4,176,779
Asustek Computer, Inc.	16,000	174,576
Casetek Holdings Ltd.	32,000	180,192
Catcher Technology Co., Ltd.	33,000	254,840
Hewlett-Packard Co.	43,000	1,725,590

		6,511,977

		32,164,446

HEALTH CARE–7.4%
BIOTECHNOLOGY–1.4%
Actelion Ltd. (REG)(a)	5,070	583,664
Biogen Idec, Inc.(a)	5,612	1,904,993
Gilead Sciences, Inc.(a)	27,630	2,604,404

		5,093,061

HEALTH CARE EQUIPMENT & SUPPLIES–0.5%
Align Technology, Inc.(a)	7,204	402,776
Intuitive Surgical, Inc.(a)	2,600	1,375,244

		1,778,020

HEALTH CARE PROVIDERS & SERVICES–1.8%
Aetna, Inc.	11,500	1,021,545
Anthem, Inc.	11,700	1,470,339
Express Scripts Holding Co.(a)	5,300	448,751
McKesson Corp.	3,070	637,270
Premier, Inc.–Class A(a)	13,538	453,929
UnitedHealth Group, Inc.	26,721	2,701,226

		6,733,060

LIFE SCIENCES TOOLS & SERVICES–0.8%
Eurofins Scientific SE	5,059	1,291,320
Illumina, Inc.(a)	541	99,858
Mettler-Toledo International, Inc.(a)	2,169	656,036
Quintiles Transnational Holdings, Inc.(a)	14,843	873,807

		2,921,021

PHARMACEUTICALS–2.9%
Allergan, Inc./United States	11,743	2,496,444
Astellas Pharma, Inc.	23,400	325,777
GlaxoSmithKline PLC	37,120	796,358
Indivior PLC(a)	2,780	6,473
Johnson & Johnson	18,000	1,882,260
Merck & Co., Inc.	18,700	1,061,973
Novo Nordisk A/S–Class B	12,820	542,283
Pfizer, Inc.	68,600	2,136,890
Roche Holding AG	3,040	823,664

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Sun Pharmaceutical Industries Ltd.	11,420	$149,321
Teva Pharmaceutical Industries Ltd.	2,770	158,790
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	1,570	90,291

		10,470,524

		26,995,686

INDUSTRIALS–6.2%
AEROSPACE & DEFENSE–1.1%
Airbus Group NV	13,520	668,402
Boeing Co. (The)	7,470	970,950
General Dynamics Corp.	2,100	289,002
L-3 Communications Holdings, Inc.	5,064	639,127
Precision Castparts Corp.	2,434	586,302
Rockwell Collins, Inc.	2,816	237,896
Safran SA	4,340	267,756
Zodiac Aerospace	12,989	437,311

		4,096,746

AIRLINES–0.5%
Delta Air Lines, Inc.	25,600	1,259,264
International Consolidated Airlines Group SA(a)	58,500	440,392
Japan Airlines Co., Ltd.	4,000	118,596
Qantas Airways Ltd.(a)	127,940	248,500

		2,066,752

COMMERCIAL SERVICES & SUPPLIES–0.3%
Babcock International Group PLC	45,125	739,250
Edenred	15,104	417,716
Regus PLC	26,718	86,264

		1,243,230

ELECTRICAL EQUIPMENT–0.3%
AMETEK, Inc.	18,892	994,286

INDUSTRIAL CONGLOMERATES–0.9%
Bidvest Group Ltd. (The)	4,750	124,183
Danaher Corp.	22,309	1,912,105
General Electric Co.	30,300	765,681
Hutchison Whampoa Ltd.	18,000	205,999
Toshiba Corp.	74,000	312,080

		3,320,048

INDUSTRIAL WAREHOUSE DISTRIBUTION–0.5%
DCT Industrial Trust, Inc.	5,480	195,417
Granite Real Estate Investment Trust	10,292	365,881
Hansteen Holdings PLC	68,120	114,241
Japan Logistics Fund, Inc.	57	128,200
Mapletree Industrial Trust	159,000	177,901

Mapletree Logistics Trust	231,389	$206,602
Mexico Real Estate Management SA de CV(a)	59,400	98,921
Prologis, Inc.	2,153	92,643
STAG Industrial, Inc.	16,410	402,045

		1,781,851

MACHINERY–1.1%
Caterpillar, Inc.	7,000	640,710
ITT Corp.	13,651	552,319
JTEKT Corp.	19,000	319,766
Pall Corp.	11,620	1,176,060
Parker-Hannifin Corp.	1,200	154,740
Wabtec Corp./DE	12,930	1,123,488

		3,967,083

MARINE–0.1%
AP Moeller-Maersk A/S– Class B	65	129,282
Nippon Yusen KK	97,000	273,977

		403,259

MIXED OFFICE INDUSTRIAL–0.1%
Goodman Group(b)	56,240	259,766

PROFESSIONAL SERVICES–0.9%
Applus Services SA(a)	19,095	210,322
Bureau Veritas SA	37,429	829,275
Capita PLC	66,411	1,113,559
Intertek Group PLC	23,452	848,775
Teleperformance	4,250	289,298

		3,291,229

ROAD & RAIL–0.2%
Central Japan Railway Co.	2,000	299,752
JB Hunt Transport Services, Inc.	4,527	381,400

		681,152

TRADING COMPANIES & DISTRIBUTORS–0.2%
Brenntag AG	5,810	324,837
Bunzl PLC	5,720	156,369
Rexel SA	8,477	151,875

		633,081

		22,738,483

CONSUMER STAPLES–4.3%
BEVERAGES–0.6%
Asahi Group Holdings Ltd.	4,100	126,843
Molson Coors Brewing Co.– Class B	1,000	74,520
Monster Beverage Corp.(a)	20,771	2,250,538

		2,451,901

FOOD & STAPLES RETAILING–1.8%
Costco Wholesale Corp.	8,670	1,228,972
CVS Health Corp.	35,750	3,443,082

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Koninklijke Ahold NV	26,435	$469,825
Kroger Co. (The)	12,800	821,888
Lenta Ltd. (GDR)(a)(c)	6,510	44,008
Olam International Ltd.	179,412	272,272
Sugi Holdings Co., Ltd.(b)	2,100	85,721
Tsuruha Holdings, Inc.	1,800	104,154

		6,469,922

FOOD PRODUCTS–0.6%
Archer-Daniels-Midland Co.	4,200	218,400
Bunge Ltd.	1,020	92,729
Ingredion, Inc.	6,874	583,190
Keurig Green Mountain, Inc.	2,970	393,213
Mead Johnson Nutrition Co.–Class A	8,950	899,833

		2,187,365

HOUSEHOLD PRODUCTS–0.2%
Procter & Gamble Co. (The)	5,000	455,450
Reckitt Benckiser Group PLC	2,780	225,163

		680,613

PERSONAL PRODUCTS–0.1%
Estee Lauder Cos., Inc. (The)–Class A	5,590	425,958

TOBACCO–1.0%
British American Tobacco PLC	21,389	1,159,090
Imperial Tobacco Group PLC	8,140	358,319
Philip Morris International, Inc.	25,075	2,042,359

		3,559,768

		15,775,527

EQUITY: OTHER–3.5%
DIVERSIFIED/ SPECIALTY–2.9%
British Land Co. PLC(The)	46,823	564,622
Buzzi Unicem SpA	12,990	164,416
CA Immobilien Anlagen AG(a)(b)	15,980	298,861
CBRE Group, Inc.–Class A(a)	10,990	376,407
Cheung Kong Holdings Ltd.	21,000	352,223
ClubCorp Holdings, Inc.	19,904	356,879
Cofinimmo SA	2,140	248,005
CSR Ltd.	57,960	183,121
Duke Realty Corp.	15,080	304,616
East Japan Railway Co.	2,500	188,427
Fibra Uno Administracion SA de CV	77,830	229,474
Folkestone Education Trust	51,780	84,124
Fukuoka REIT Corp.	55	101,832
GPT Group (The)	28,970	102,526
Gramercy Property Trust, Inc.	59,970	413,793
Hemfosa Fastigheter AB(a)	14,480	305,534
Henderson Land Development Co., Ltd.	18,340	127,233
Kennedy Wilson Europe Real Estate PLC	22,084	363,133
Kennedy-Wilson Holdings, Inc.	14,040	355,212

Lend Lease Group	26,276	$349,966
Merlin Properties Socimi SA(a)	34,250	415,685
Mitsubishi Estate Co., Ltd.	31,000	653,197
Mitsui Fudosan Co., Ltd.	21,100	565,808
Nomura Real Estate Master Fund, Inc.(b)	87	112,665
Orix JREIT, Inc.(b)	189	265,788
PLA Administradora Industrial S de RL de CV(a)	71,170	149,250
Regal Entertainment Group–Class A	16,800	358,848
Royal Mail PLC	53,190	354,456
Spirit Realty Capital, Inc.	10,661	126,759
Sumitomo Realty & Development Co., Ltd.	17,000	579,175
Sun Hung Kai Properties Ltd.	38,600	584,807
Taiheiyo Cement Corp.	23,000	72,160
Tokyu Fudosan Holdings Corp.	13,700	95,055
Top REIT, Inc.	26	116,661
Vornado Realty Trust	1,530	180,096
Wharf Holdings Ltd. (The)	85,000	610,223

		10,711,037

HEALTH CARE–0.6%
Chartwell Retirement Residences	20,060	205,642
HCP, Inc.	14,170	623,905
LTC Properties, Inc.	10,130	437,312
Medical Properties Trust, Inc.	35,175	484,711
Ventas, Inc.	5,970	428,049

		2,179,619

		12,890,656

ENERGY–3.3%
ENERGY EQUIPMENT & SERVICES–0.6%
Aker Solutions ASA(a)(c)	14,840	82,544
FMC Technologies, Inc.(a)	18,670	874,503
National Oilwell Varco, Inc.	2,700	176,931
Schlumberger Ltd.	14,394	1,229,391

		2,363,369

OIL, GAS & CONSUMABLE FUELS–2.7%
BG Group PLC	37,120	496,729
Chesapeake Energy Corp.	7,200	140,904
Chevron Corp.	10,700	1,200,326
Exxon Mobil Corp.	24,000	2,218,800
Hess Corp.	14,000	1,033,480
JX Holdings, Inc.	112,800	438,973
Marathon Petroleum Corp.	6,577	593,640
Murphy Oil Corp.	12,167	614,677
Occidental Petroleum Corp.	15,000	1,209,150
Petroleo Brasileiro SA (Sponsored ADR)	16,210	122,872
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	10,595	353,122
Total SA	11,080	567,650

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Valero Energy Corp.	16,800	$831,600

		9,821,923

		12,185,292

RETAIL–2.3%
REGIONAL MALL–0.9%
General Growth Properties, Inc.	14,630	411,542
Macerich Co. (The)	8,440	703,980
Pennsylvania Real Estate Investment Trust	17,510	410,785
Simon Property Group, Inc.	5,616	1,022,730
Taubman Centers, Inc.	1,240	94,761
Washington Prime Group, Inc.	27,728	477,476
Westfield Corp.	33,280	243,954

		3,365,228

SHOPPING CENTER/OTHER RETAIL–1.4%
Aeon Mall Co., Ltd.	17,500	310,117
Charter Hall Retail REIT	35,870	119,986
Citycon OYJ	31,860	98,267
DDR Corp.	18,030	331,031
Federation Centres	82,840	192,873
Hammerson PLC	22,530	210,992
Japan Retail Fund Investment Corp.	103	217,668
JB Hi-Fi Ltd.(b)	13,790	176,969
Klepierre	9,553	410,188
Link REIT (The)	16,768	104,872
Ramco-Gershenson Properties Trust	22,770	426,710
Regency Centers Corp.	2,630	167,741
Retail Opportunity Investments Corp.	24,170	405,814
RioCan Real Estate Investment Trust (Toronto)	4,973	113,132
Scentre Group(a)	188,849	535,042
Unibail-Rodamco SE	2,569	659,040
Vastned Retail NV	6,634	299,971
Weingarten Realty Investors	8,570	299,264

		5,079,677

		8,444,905

RESIDENTIAL–1.8%
MULTI-FAMILY–1.6%
Associated Estates Realty Corp.	24,750	574,447
AvalonBay Communities, Inc.	3,020	493,438
Barratt Developments PLC	28,200	205,243
China Overseas Land & Investment Ltd.	150,000	444,697
China Vanke Co., Ltd.– Class H(a)(b)	127,560	282,318
CIFI Holdings Group Co., Ltd.	640,000	128,257
Comforia Residential REIT, Inc.(b)	63	137,726
Equity Residential	3,560	255,750
Essex Property Trust, Inc.	505	104,333
Even Construtora e Incorporadora SA	32,100	65,692

GAGFAH SA(a)	20,863	$465,920
Ichigo Real Estate Investment Corp.	158	122,897
Irish Residential Properties REIT PLC(a)	81,000	103,797
Kaisa Group Holdings Ltd.(b)(d)(e)	409,000	83,861
Kenedix Residential Investment Corp.	43	129,062
KWG Property Holding Ltd.	239,000	162,748
LEG Immobilien AG(a)	4,789	356,750
Meritage Homes Corp.(a)	4,920	177,071
Mid-America Apartment Communities, Inc.	6,520	486,914
Stockland(b)	137,209	458,536
Sun Communities, Inc.	5,621	339,846
Wing Tai Holdings Ltd.	125,000	153,913

		5,733,216

SELF STORAGE–0.1%
Public Storage	500	92,425
Safestore Holdings PLC	53,910	194,936

		287,361

SINGLE FAMILY–0.1%
Fortune Brands Home & Security, Inc.	7,450	337,261

		6,357,838

UTILITIES–1.5%
ELECTRIC UTILITIES–0.8%
American Electric Power Co., Inc.	10,800	655,776
Edison International	16,900	1,106,612
EDP–Energias de Portugal SA	37,090	143,821
Electricite de France SA	9,370	257,941
Enel SpA	40,691	181,381
Westar Energy, Inc.	10,000	412,400

		2,757,931

GAS UTILITIES–0.2%
Atmos Energy Corp.	1,800	100,332
UGI Corp.	20,700	786,186

		886,518

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.3%
APR Energy PLC	29,787	85,944
Calpine Corp.(a)	36,286	803,009
NRG Energy, Inc.	9,608	258,936

		1,147,889

MULTI-UTILITIES–0.2%
CenterPoint Energy, Inc.	19,800	463,914
DTE Energy Co.	1,200	103,644
Public Service Enterprise Group, Inc.	3,500	144,935

		712,493

		5,504,831

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–1.5%
CHEMICALS–1.3%
Arkema SA(b)	3,556	$235,183
BASF SE	1,060	88,914
CF Industries Holdings, Inc.	425	115,829
Chr Hansen Holding A/S	7,710	341,579
Denki Kagaku Kogyo KK	45,000	164,816
Eastman Chemical Co.	6,319	479,359
Essentra PLC	92,674	1,050,561
IMCD Group NV(a)	2,670	91,110
Incitec Pivot Ltd.	51,516	133,257
JSR Corp.	22,300	382,763
Koninklijke DSM NV	5,238	319,481
LyondellBasell Industries NV–Class A	8,300	658,937
Mitsubishi Gas Chemical Co., Inc.	26,000	130,491
Monsanto Co.	4,149	495,681

		4,687,961

METALS & MINING–0.1%
Alcoa, Inc.	8,700	137,373
Dowa Holdings Co., Ltd.	12,000	95,340
Rio Tinto PLC	5,900	271,973
Tata Steel Ltd.	13,680	86,112

		590,798

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	13,260	215,415

		5,494,174

TELECOMMUNICATION SERVICES–1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.8%
AT&T, Inc.	39,900	1,340,241
Bezeq The Israeli Telecommunication Corp., Ltd.	63,518	112,669
CenturyLink, Inc.	3,700	146,446
Nippon Telegraph & Telephone Corp.	10,200	521,043
Telecom Italia SpA (savings shares)	363,220	303,668
Telenor ASA	6,620	133,913
Vivendi SA(a)	17,484	435,186

		2,993,166

WIRELESS TELECOMMUNICATION SERVICES–0.6%
China Mobile Ltd.	17,000	199,557
SoftBank Corp.	11,000	654,756
Turkcell Iletisim Hizmetleri AS(a)	21,330	130,166
Vodafone Group PLC	155,343	532,613

Vodafone Group PLC (Sponsored ADR)	16,900	$577,473

		2,094,565

		5,087,731

OFFICE–1.1%
OFFICE–1.1%
Allied Properties Real Estate Investment Trust	7,776	250,588
Boston Properties, Inc.	1,764	227,009
Columbia Property Trust, Inc.	14,500	367,575
Cousins Properties, Inc.	8,040	91,817
Dream Office Real Estate Investment Trust	9,836	212,924
Entra ASA(a)(c)	18,146	186,256
Fabege AB	21,670	278,212
Hongkong Land Holdings Ltd.	70,000	471,627
Hudson Pacific Properties, Inc.	6,170	185,470
Investa Office Fund	50,000	147,611
Japan Excellent, Inc.	186	247,975
Japan Real Estate Investment Corp.	51	245,732
Kenedix Office Investment Corp.–Class A	59	333,949
Kilroy Realty Corp.	1,320	91,172
NTT Urban Development Corp.	11,000	110,777
Parkway Properties, Inc./Md	22,648	416,497
Workspace Group PLC	20,120	237,829

		4,103,020

LODGING–0.7%
LODGING–0.7%
Ashford Hospitality Prime, Inc.	21,984	377,245
Ashford Hospitality Trust, Inc.	35,531	372,365
Ashford, Inc.(a)	408	38,352
Chatham Lodging Trust	12,709	368,180
Hersha Hospitality Trust	54,290	381,659
Japan Hotel REIT Investment Corp.	252	161,666
Pebblebrook Hotel Trust	2,240	102,211
Starwood Hotels & Resorts Worldwide, Inc.	4,790	388,325
Wyndham Worldwide Corp.	5,520	473,395

		2,663,398

FINANCIAL: OTHER–0.1%
FINANCIAL: OTHER–0.1%
HFF, Inc.–Class A	8,480	304,602

MORTGAGE–0.1%
MORTGAGE–0.1%
Concentradora Hipotecaria SAPI de CV(a)	104,000	172,702

Total Common Stocks (cost $187,529,465)		230,223,280

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

CORPORATES– INVESTMENT GRADE–8.9%
INDUSTRIAL–5.6%
BASIC–0.6%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	45	$43,794
Basell Finance Co. BV 8.10%, 3/15/27(c)		145	194,309
Cia Minera Milpo SAA 4.625%, 3/28/23(c)		240	235,543
Dow Chemical Co. (The) 4.125%, 11/15/21		165	174,340
Glencore Funding LLC 4.125%, 5/30/23(c)		126	122,946
International Paper Co. 3.65%, 6/15/24		48	47,966
LyondellBasell Industries NV 5.75%, 4/15/24		435	497,506
Minsur SA 6.25%, 2/07/24(c)		333	359,546
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		237	227,547
Vale SA 5.625%, 9/11/42		51	47,502
Yamana Gold, Inc. 4.95%, 7/15/24		277	270,346

			2,221,345

CAPITAL GOODS–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)		217	189,766
Owens Corning 6.50%, 12/01/16(f)		11	11,985
Republic Services, Inc. 3.80%, 5/15/18		17	17,986

			219,737

COMMUNICATIONS– MEDIA–1.0%
21st Century Fox America, Inc. 3.00%, 9/15/22		400	397,302
6.15%, 2/15/41		130	165,444
CBS Corp. 5.75%, 4/15/20		250	284,942
Comcast Corp. 5.15%, 3/01/20		451	510,767
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22		75	76,303
4.45%, 4/01/24		107	111,955
5.00%, 3/01/21		290	316,245
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(g)		221	231,055

NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)(h)	U.S.$	233	$241,737
Omnicom Group, Inc. 3.625%, 5/01/22		165	169,388
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		435	532,062
Time Warner Cable, Inc. 4.125%, 2/15/21		165	176,581
Time Warner, Inc. 4.70%, 1/15/21		123	134,632
7.625%, 4/15/31		110	153,355
Viacom, Inc. 3.875%, 4/01/24		110	110,423
5.625%, 9/15/19		83	93,214
WPP Finance 2010 4.75%, 11/21/21		77	84,192

			3,789,597

COMMUNICATIONS– TELE-COMMUNICATIONS–0.6%
American Tower Corp. 5.05%, 9/01/20		380	412,278
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		490	523,776
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	46	41,790
SBA Tower Trust 2.898%, 10/15/19(c)	U.S.$	251	251,658
Telefonica Emisiones SAU 5.462%, 2/16/21		185	206,274
Verizon Communications, Inc. 3.50%, 11/01/24		418	410,685
6.55%, 9/15/43		297	380,501

			2,226,962

CONSUMER CYCLICAL– AUTOMOTIVE–0.3%
Ford Motor Credit Co. LLC 5.875%, 8/02/21		915	1,059,376

CONSUMER CYCLICAL– RETAILERS–0.1%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		201	208,914
Walgreens Boots Alliance, Inc./old 3.80%, 11/18/24		320	326,368

			535,282

CONSUMER NON-CYCLICAL–0.8%
Actavis Funding SCS 3.85%, 6/15/24		89	89,455
Altria Group, Inc. 2.625%, 1/14/20		320	320,929
Bayer US Finance LLC 3.375%, 10/08/24(c)		321	326,641

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Becton Dickinson and Co. 3.734%, 12/15/24	U.S.$	141	$145,170
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		69	70,498
8.50%, 6/15/19		153	187,508
Grupo Bimbo SAB de CV 3.875%, 6/27/24(c)		339	340,332
Medtronic, Inc. 3.50%, 3/15/25(c)		320	327,350
Perrigo Finance PLC 3.50%, 12/15/21		300	303,499
Reynolds American, Inc. 3.25%, 11/01/22		220	214,289
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		121	127,605
Tyson Foods, Inc. 2.65%, 8/15/19		64	64,583
3.95%, 8/15/24		206	212,947

			2,730,806

ENERGY–1.3%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		111	94,563
Encana Corp. 3.90%, 11/15/21		140	137,974
Energy Transfer Partners LP 7.50%, 7/01/38		248	307,801
Enterprise Products Operating LLC 5.20%, 9/01/20		185	204,034
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		302	297,565
3.95%, 9/01/22		424	420,422
6.85%, 2/15/20		330	379,046
Marathon Petroleum Corp. 5.125%, 3/01/21		163	178,165
Nabors Industries, Inc. 5.10%, 9/15/23		168	159,508
Noble Energy, Inc. 3.90%, 11/15/24		170	168,019
8.25%, 3/01/19		374	448,389
Noble Holding International Ltd. 3.95%, 3/15/22		202	176,963
4.90%, 8/01/20		36	33,732
Reliance Holding USA, Inc. 5.40%, 2/14/22(c)		315	340,990
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		295	297,346
TransCanada PipeLines Ltd. 6.35%, 5/15/67		120	116,400
Transocean, Inc. 6.375%, 12/15/21		2	1,845
6.50%, 11/15/20		300	282,890

Valero Energy Corp. 6.125%, 2/01/20	U.S.$	175	$198,469
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		285	338,033
Williams Partners LP 4.125%, 11/15/20		155	158,797

			4,740,951

OTHER INDUSTRIAL–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(c)		320	317,363

TECHNOLOGY–0.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		71	77,236
Hewlett-Packard Co. 4.65%, 12/09/21		114	122,067
KLA-Tencor Corp. 4.65%, 11/01/24		320	331,279
Motorola Solutions, Inc. 3.50%, 3/01/23		300	295,305
7.50%, 5/15/25		35	43,078
Seagate HDD Cayman 4.75%, 1/01/25(c)		127	130,831
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		108	112,967
Tencent Holdings Ltd. 3.375%, 5/02/19(c)		335	340,506
Total System Services, Inc. 2.375%, 6/01/18		141	139,793
3.75%, 6/01/23		139	136,208

			1,729,270

TRANSPORTATION– AIRLINES–0.0%
Southwest Airlines Co. 5.75%, 12/15/16		155	167,470

TRANSPORTATION– SERVICES–0.2%
Asciano Finance Ltd.
3.125%, 9/23/15(c)		237	239,769
5.00%, 4/07/18(c)		230	247,263
Ryder System, Inc.
5.85%, 11/01/16		127	137,145
7.20%, 9/01/15		127	132,347

			756,524

			20,494,683

FINANCIAL INSTITUTIONS–2.7%
BANKING–1.7%
Barclays Bank PLC 6.625%, 3/30/22(c)	EUR	160	249,776
Compass Bank 5.50%, 4/01/20	U.S.$	314	341,670

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Countrywide Financial Corp. 6.25%, 5/15/16	U.S.$	92	$97,643
Credit Suisse AG 6.50%, 8/08/23(c)		267	290,517
Goldman Sachs Group, Inc. (The)
5.75%, 1/24/22		335	387,524
Series D 6.00%, 6/15/20		440	508,652
ING Bank NV 2.00%, 9/25/15(c)		480	483,846
Macquarie Bank Ltd. 5.00%, 2/22/17(c)		90	95,994
Macquarie Group Ltd. 4.875%, 8/10/17(c)		194	207,442
Morgan Stanley 5.625%, 9/23/19		168	189,637
Series G 5.50%, 7/24/20		189	213,235
Murray Street Investment Trust I 4.647%, 3/09/17		44	46,437
National Capital Trust II Delaware 5.486%, 3/23/15(c)(h)		91	91,455
Nationwide Building Society 6.25%, 2/25/20(c)		465	545,456
Nordea Bank AB 6.125%, 9/23/24(c)(h)		200	197,850
PNC Bank NA 3.80%, 7/25/23		685	706,096
Rabobank Capital Funding Trust III 5.254%, 10/21/16(c)(h)		190	197,220
Standard Chartered PLC 4.00%, 7/12/22(c)		470	477,868
UBS AG/Stamford CT 7.625%, 8/17/22		380	447,395
Wells Fargo Bank NA 6.18%, 2/15/36		250	325,339

			6,101,052

BROKERAGE–0.1%
Nomura Holdings, Inc. 2.00%, 9/13/16		468	471,775

FINANCE–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)		173	198,318

INSURANCE–0.6%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		160	174,665

American International Group, Inc. 4.875%, 6/01/22	U.S.$	155	$174,118
6.40%, 12/15/20		300	357,741
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(c)(h)		320	332,800
Hartford Financial Services Group, Inc. (The) 4.00%, 3/30/15		95	95,751
5.125%, 4/15/22		180	202,336
5.50%, 3/30/20		242	273,481
Lincoln National Corp. 8.75%, 7/01/19		98	122,454
MetLife, Inc. 10.75%, 8/01/39		70	113,750
Prudential Financial, Inc. 5.625%, 6/15/43		200	204,460
XLIT Ltd. 6.375%, 11/15/24		157	186,786

			2,238,342

OTHER FINANCE–0.1%
ORIX Corp. 4.71%, 4/27/15		336	339,999

REITS–0.1%
Health Care REIT, Inc. 5.25%, 1/15/22		300	333,355
Trust F/1401 5.25%, 12/15/24(c)		270	278,127

			611,482

			9,960,968

NON CORPORATE SECTORS–0.3%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.3%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		286	270,673
OCP SA 5.625%, 4/25/24(c)		335	351,750
Petrobras International Finance Co. SA 5.75%, 1/20/20		483	466,438

			1,088,861

UTILITY–0.3%
ELECTRIC–0.1%
CMS Energy Corp. 5.05%, 3/15/22		155	173,772
Constellation Energy Group, Inc. 5.15%, 12/01/20		89	98,541
Exelon Generation Co. LLC 4.25%, 6/15/22		128	133,015
Pacific Gas & Electric Co. 6.05%, 3/01/34		38	48,378

			453,706

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

NATURAL GAS–0.2%
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)	U.S.$	490	$512,971

			966,677

Total Corporates–Investment Grade (cost $31,041,637)			32,511,189

GOVERNMENTS–TREASURIES–6.6%
BRAZIL–0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	1,670	598,109
MEXICO–0.3%
Mexican Bonos Series M 10 7.75%, 12/14/17	MXN	13,442	995,042
UNITED STATES–6.1%
U.S. Treasury Bonds
2.75%, 8/15/42	U.S.$	280	279,913
3.00%, 11/15/44		503	528,937
3.125%, 2/15/43–8/15/44		1,185	1,274,614
3.375%, 5/15/44		234	263,320
3.625%, 8/15/43–2/15/44		1,380	1,622,693
4.50%, 2/15/36		223	297,444
4.625%, 2/15/40		3,320	4,513,125
5.375%, 2/15/31		891	1,241,901
U.S. Treasury Notes
1.25%, 10/31/18		1,115	1,107,770
1.50%, 1/31/19		288	288,113
1.625%, 8/31/19		545	545,596
2.00%, 11/15/21		645	647,368
2.25%, 11/15/24		985	991,618
2.375%, 8/15/24		694	706,443
2.50%, 8/15/23–5/15/24		6,181	6,368,299
2.75%, 2/15/24		1,597	1,680,679

			22,357,833

Total Governments–Treasuries (cost $22,183,239)			23,950,984

MORTGAGE PASS-THROUGHS–6.3%
AGENCY FIXED RATE 30-YEAR–5.8%
Federal Home Loan Mortgage Corp. Gold 4.50%, 9/01/44		586	643,384
Series 2005 5.50%, 1/01/35		363	409,996
Series 2007 5.50%, 7/01/35		37	41,645
Federal National Mortgage Association 3.00%, 11/01/42–8/01/43		2,594	2,627,755

3.50%, 1/01/45, TBA	U.S.$	4,807	$5,010,922
4.00%, 1/01/45, TBA		5,884	6,279,310
4.50%, 11/01/43–10/01/44		1,171	1,288,405
4.50%, 1/25/45, TBA		1,592	1,728,066
5.00%, 12/01/39		243	268,125
Series 2004 5.50%, 2/01/34–11/01/34		137	153,682
Series 2007 5.50%, 1/01/37–8/01/37		507	570,265
Series 2008 5.50%, 8/01/37		218	245,006
Series 2012 3.00%, 11/01/42		611	619,565
Series 2014 4.50%, 2/01/44		110	120,084
Government National Mortgage Association 3.50%, 1/01/45, TBA		1,294	1,358,296

			21,364,506

AGENCY FIXED RATE 15-YEAR–0.5%
Federal National Mortgage Association 3.00%, 1/01/29, TBA		1,645	1,709,836

Total Mortgage Pass-Throughs (cost $22,680,385)			23,074,342

ASSET-BACKED SECURITIES–5.0%
AUTOS–FIXED RATE–3.0%
Ally Master Owner Trust
Series 2013-1, Class A2 1.00%, 2/15/18		390	390,480
Series 2014-1, Class A2 1.29%, 1/15/19		336	335,265
AmeriCredit Automobile Receivables Trust
Series 2011-3, Class D 4.04%, 7/10/17		320	325,749
Series 2013-3, Class A3 0.92%, 4/09/18		670	670,433
Series 2013-4, Class A3 0.96%, 4/09/18		275	275,353
Series 2013-5, Class A2A 0.65%, 3/08/17		85	84,769
Series 2014-1, Class A3 0.90%, 2/08/19		310	308,207
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(c)		149	148,390
Avis Budget Rental Car Funding AESOP LLC Series 2014-1A, Class A 2.46%, 7/20/20(c)		705	704,564

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19	U.S.$	203	$202,415
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		570	571,316
Series 2014-1, Class B 2.22%, 1/22/19		80	80,702
Carfinance Capital Auto Trust Series 2013-1A, Class A 1.65%, 7/17/17(c)		71	71,462
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(c)		464	463,925
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(c)		192	191,517
Series 2014-B, Class A 1.11%, 11/15/18(c)		159	158,509
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(c)		214	214,047
Series 2014-2, Class A2 1.05%, 3/20/20(c)		270	269,656
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(c)		44	43,988
Series 2013-1A, Class A 1.29%, 10/16/17(c)		71	71,475
Series 2014-1A, Class A 1.29%, 5/15/18(c)		97	97,133
Series 2014-2A, Class A 1.06%, 8/15/18(c)		96	96,264
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		268	266,394
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)		80	79,960
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(c)	CAD	153	131,726
Series 2014-R2A, Class A1 1.353%, 3/15/16(c)		86	74,148
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17	U.S.$	244	243,403

Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	155	$153,977
Series 2014-2, Class A 2.31%, 4/15/26(c)		286	287,216
Series 2014-B, Class A2 0.47%, 3/15/17		366	365,939
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A1 0.85%, 1/15/18		279	279,084
Series 2014-1, Class A1 1.20%, 2/15/19		322	320,957
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		270	269,487
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)		345	344,213
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		140	141,782
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		714	713,977
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		521	522,486
Series 2013-5, Class A2A 0.64%, 4/17/17		61	60,574
Series 2014-2, Class A3 0.80%, 4/16/18		335	334,121
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		634	631,314

			10,996,377

CREDIT CARDS– FLOATING RATE–0.5%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.501%, 3/16/20(f)		337	337,000
Cabela’s Master Credit Card Trust Series 2012-1A, Class A2 0.691%, 2/18/20(c)(f)		325	327,256

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

First National Master Note Trust Series 2013-2, Class A 0.691%, 10/15/19(f)	U.S.$	346	$346,808
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.861%, 2/15/17(c)(f)		490	490,193
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.541%, 12/15/19(f)		295	295,537

			1,796,794

AUTOS–FLOATING RATE–0.5%
Ally Master Owner Trust Series 2014-2, Class A 0.531%, 1/16/18(f)		630	629,704
GE Dealer Floorplan Master Note Trust Series 2012-4, Class A 0.606%, 10/20/17(f)		256	255,979
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.711%, 12/10/27(c)(f)		330	330,398
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.92%, 10/25/19(c)(f)		207	207,000
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.665%, 10/20/20(c)(f)		320	319,471

			1,742,552

CREDIT CARDS–FIXED RATE–0.4%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		141	140,880
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		326	329,054
Chase Issuance Trust Series 2014-A1, Class A1 1.15%, 1/15/19		270	269,995
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		379	378,716
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		310	311,741

Series 2013-A, Class A 1.61%, 12/15/21	U.S.$	246	$244,351

			1,674,737

OTHER ABS–FIXED RATE–0.4%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(c)		466	466,483
Series 2014-VT1, Class A2 0.86%, 5/22/17(c)		319	318,980
CNH Capital Canada Receivables Trust Series 2014-1A, Class A1 1.388%, 3/15/17(c)	CAD	135	116,079
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21	U.S.$	210	209,034
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(c)		307	307,179

			1,417,755

OTHER ABS–FLOATING RATE–0.1%
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.546%, 7/20/19(f)		407	406,607

HOME EQUITY LOANS–FLOATING RATE–0.1%
GSAA Trust Series 2006-5, Class 2A3 0.44%, 3/25/36(f)		381	261,812
Residential Asset Securities Corp. Trust Series 2003-KS3, Class A2 0.77%, 5/25/33(f)		1	830

			262,642

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		81	81,555

Total Asset-Backed Securities (cost $18,412,961)			18,379,019

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.4%
NON-AGENCY FIXED RATE CMBS–2.9%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		553	603,156

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Series 2007-5, Class AM 5.772%, 2/10/51	U.S.$	150	$158,282
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		184	188,807
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)		335	338,079
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		495	508,329
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.771%, 3/15/49		261	272,449
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.766%, 5/15/46		277	300,321
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.04%, 12/10/49		1,013	1,106,441
Commercial Mortgage Pass-Through Certificates Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		215	210,677
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.702%, 6/15/39		155	162,466
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		330	325,881
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		492	497,047
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(c)		276	276,310

JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)	U.S.$	109	$108,802
Series 2005-CB11, Class A4 5.335%, 8/12/37		63	63,384
Series 2007-CB19, Class AM 5.698%, 2/12/49		175	184,784
Series 2007-LD12, Class AM 6.011%, 2/15/51		280	305,056
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		592	633,212
Series 2008-C2, Class A1A 5.998%, 2/12/51		270	296,545
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		269	272,422
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31		606	620,204
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)		188	189,616
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		317	335,534
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		594	626,390
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25 (c)		480	478,464
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		86	86,880
Series 2012-C4, Class A5 2.85%, 12/10/45		168	167,289
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		616	638,175
WFRBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		456	469,446

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

Series 2014-C20, Class A2 3.036%, 5/15/47	U.S.$		206	$212,923

				10,637,371

NON-AGENCY FLOATING RATE CMBS–0.5%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.485%, 11/15/19(c)(f)			169	168,343
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.059%, 6/11/27(c)(f)			208	208,050
Series 2014-SAVA, Class A 1.311%, 6/15/34(c)(f)			191	190,831
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.857%, 12/05/31(c)(f)			250	249,185
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.081%, 6/15/29(c)(f)			339	338,681
PFP III Ltd. Series 2014-1, Class A 1.331%, 6/14/31(c)(f)			381	379,706
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.212%, 4/15/32(c)(f)			157	155,434
Starwood Retail Property Trust Series 2014-STAR, Class A 1.381%, 11/15/27(c)(f)			183	182,536

				1,872,766

Total Commercial Mortgage-Backed Securities (cost $12,706,828)				12,510,137

CORPORATES– NON-INVESTMENT GRADE–1.5%
FINANCIAL INSTITUTIONS–0.9%
BANKING–0.8%
ABN AMRO Bank NV 4.31%, 3/10/16(h)		EUR	63	77,185

Bank of America Corp. Series Z 6.50%, 10/23/24(h)	U.S.$		128	$130,291
Bank of Ireland 2.08%, 9/22/15(e)(f)		CAD	185	154,459
Barclays Bank PLC 6.86%, 6/15/32(c)(h)	U.S.$		44	48,840
7.625%, 11/21/22			239	261,329
7.75%, 4/10/23			305	332,450
BNP Paribas SA 5.186%, 6/29/15(c)(h)			128	128,000
Credit Agricole SA 7.875%, 1/23/24(c)(h)			205	208,075
Danske Bank A/S 5.684%, 2/15/17(h)		GBP	71	113,427
HBOS Capital Funding LP 4.939%, 5/23/16(h)		EUR	298	360,234
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)	U.S.$		339	329,005
LBG Capital No.1 PLC 8.00%, 6/15/20(c)(h)			94	100,110
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)			215	244,329
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(c)(h)			185	185,925
Societe Generale SA 4.196%, 1/26/15(h)		EUR	102	123,425
5.922%, 4/05/17(c)(h)	U.S.$		100	103,688
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(c)			230	245,022

				3,145,794

FINANCE–0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17			200	211,500
International Lease Finance Corp. 5.875%, 4/01/19			93	100,208

				311,708

				3,457,502

INDUSTRIAL–0.5%
BASIC–0.0%
Novelis, Inc. 8.375%, 12/15/17			29	30,087

COMMUNICATIONS– MEDIA–0.1%
CSC Holdings LLC 8.625%, 2/15/19			44	51,150
Numericable-SFR 5.375%, 5/15/22 (c)		EUR	195	243,510
Univision Communications, Inc. 6.875%, 5/15/19(c)	U.S.$		102	106,208

				400,868

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

COMMUNICATIONS–TELE– COMMUNICATIONS–0.1%
Sprint Corp. 7.875%, 9/15/23	U.S.$	205	$202,376
Telecom Italia Capital SA 6.00%, 9/30/34		65	65,000

			267,376

CONSUMER CYCLICAL– AUTOMOTIVE–0.1%
General Motors Co. 3.50%, 10/02/18		130	132,600
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		60	63,600

			196,200

CONSUMER CYCLICAL–OTHER–0.1%
KB Home 4.75%, 5/15/19		107	105,395
MCE Finance Ltd. 5.00%, 2/15/21(c)		210	197,400

			302,795

CONSUMER NON- CYCLICAL–0.0%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18		56	57,960

ENERGY– 0.1%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 3/15/24		129	130,935
California Resources Corp. 5.50%, 9/15/21(c)		89	76,095
Paragon Offshore PLC 6.75%, 7/15/22(c)		18	10,980
7.25%, 8/15/24(c)		116	69,600
SM Energy Co. 6.50%, 1/01/23		14	13,440

			301,050

SERVICES–0.0%
Sabre GLBL, Inc. 8.50%, 5/15/19(c)		118	126,260

TRANSPORTATION– SERVICES–0.0%
Hertz Corp. (The) 6.75%, 4/15/19		113	116,390

			1,798,986

UTILITY–0.1%
ELECTRIC–0.1%
AES Corp./VA 7.375%, 7/01/21		119	134,470

NRG Energy, Inc. 6.25%, 5/01/24(c)	U.S.$	92	$93,610

			228,080

Total Corporates–Non-Investment Grade (cost $5,469,063)			5,484,568

INFLATION-LINKED SECURITIES–1.1%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $4,230,869)		4,141	4,095,017

COLLATERALIZED MORTGAGE OBLIGATIONS–1.1%
NON-AGENCY FIXED RATE–0.5%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		54	50,626
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		141	129,795
Series 2006-24CB, Class A16 5.75%, 6/25/36		211	185,908
Series 2006-28CB, Class A14 6.25%, 10/25/36		145	124,078
Series 2006-J1, Class 1A13 5.50%, 2/25/36		135	121,859
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		70	60,850
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.552%, 5/25/35		29	27,922
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		122	111,438
Series 2006-13, Class 1A18 6.25%, 9/25/36		187	173,188
Series 2006-13, Class 1A19 6.25%, 9/25/36		67	62,287

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Series 2007-HYB2, Class 3A1 2.581%, 2/25/47	U.S.$	296	$245,009
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		250	210,489
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		95	86,727
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		91	89,056

			1,679,232

GSE RISK SHARE FLOATING RATE–0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.405%, 11/25/23(f)		340	342,923
Series 2014-DN3, Class M3 4.17%, 8/25/24(f)		330	310,435
Series 2014-HQ3, Class M3 4.92%, 10/25/24(f)		256	251,417
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.37%, 7/25/24(f)		121	120,236
Series 2014-C04, Class 1M2 5.055%, 11/25/24(f)		255	256,538

			1,281,549

NON-AGENCY FLOATING RATE–0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.36%, 12/25/36(f)		412	249,164
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.42%, 3/25/35(f)		207	184,538

IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.29%, 7/25/36(f)	U.S.$	304	$233,374
Series 2006-AR27, Class 2A2 0.37%, 10/25/36(f)		325	277,960

			945,036

AGENCY FIXED RATE–0.0%
Federal National Mortgage Association REMICS Series 2010-117, Class DI 4.50%, 5/25/25(i)		1,029	113,359

Total Collateralized Mortgage Obligations (cost $4,083,171)			4,019,176

QUASI- SOVEREIGNS–0.6%
QUASI-SOVEREIGN BONDS–0.6%
CHILE–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(c)		340	351,914

CHINA–0.1%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(c)		480	502,826

MALAYSIA–0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		460	509,546

MEXICO–0.1%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23		312	311,140

UNITED ARAB EMIRATES–0.1%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		465	485,344

Total Quasi-Sovereigns (cost $2,046,434)			2,160,770

GOVERNMENTS– SOVEREIGN AGENCIES–0.2%
ISRAEL–0.1%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(c)		320	322,400
CANADA – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(c)		125	126,250

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

COLOMBIA–0.0%
Ecopetrol SA 5.875%, 5/28/45	U.S.$	94	$87,420

Total Governments–Sovereign Agencies (cost $546,921)			536,070

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.2%
UNITED STATES–0.2%
State of California (State of California) Series 2010 7.625%, 3/01/40 (cost $350,562)		345	529,575

EMERGING MARKETS– CORPORATE BONDS – 0.1%
INDUSTRIAL–0.1%
COMMUNICATIONS– TELE- COMMUNICATIONS–0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24 (c)		200	209,500

CONSUMER NON-CYCLICAL–0.0%
Marfrig Overseas Ltd. 9.50%, 5/04/20 (c)		195	196,950

Total Emerging Markets–Corporate Bonds (cost $391,290)			406,450

		Shares
PREFERRED STOCKS–0.1%
Financial Institutions–0.1%
INSURANCE–0.1%
Allstate Corp. (The) 5.10% (b) (cost $179,024)		6,700	169,711

SHORT-TERM INVESTMENTS–5.4%
TIME DEPOSIT–4.7%
State Street Time Deposit 0.01%, 1/02/15 (cost $17,106,880)	U.S.$	17,107	$17,106,880

CERTIFICATES OF DEPOSIT–0.7%
Wells Fargo Bank NA 0.23%, 4/08/15		1,380	1,380,000
Svenska Handelsbanken/New York 0.225%, 3/23/15		1,313	1,313,015

Total Certificates of Deposit (cost $2,693,015)			2,693,015

Total Short-Term Investments (cost $19,799,895)			19,799,895

Total Investments Before Security Lending Collateral for Securities Loaned–103.5% (cost $331,651,744)			377,850,183

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.9%
INVESTMENT COMPANIES–0.9%
AB Exchange Reserves–Class I, 0.07%(j)(k) (cost $3,292,016)		3,292,016	3,292,016

TOTAL INVESTMENTS–104.4%
(cost $334,943,760)			381,142,199
Other assets less liabilities–(4.4)%			(15,897,585)

NET ASSETS–100.0%			$365,244,614

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	4	March 2015	$560,514	$578,250	$17,736
U.S. T-Note 2 Yr (CBT) Futures	3	March 2015	655,832	655,781	(51)
U.S. T-Note 5 Yr (CBT) Futures	75	March 2015	8,918,006	8,919,727	1,721

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2014	Unrealized Appreciation/ (Depreciation)

Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	32	March 2015	$4,032,204	$4,057,500	$(25,296)

					$(5,890)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	JPY	400,000	USD	3,740	1/15/15	$399,867
BNP Paribas SA	KRW	297,805	USD	273	2/17/15	1,797
BNP Paribas SA	USD	435	AUD	508	2/18/15	(21,676)
Citibank	CHF	365	USD	372	2/18/15	5,017
Citibank	USD	684	AUD	784	2/18/15	(46,340)
Citibank	USD	580	SEK	4,284	2/18/15	(30,422)
Deutsche Bank AG	GBP	870	USD	1,377	2/18/15	21,783
Deutsche Bank AG	CAD	732	USD	636	3/18/15	7,473
Goldman Sachs Bank USA	BRL	2,204	USD	830	1/05/15	625
Goldman Sachs Bank USA	USD	830	BRL	2,204	1/05/15	(1,000)
Goldman Sachs Bank USA	EUR	858	USD	1,077	1/09/15	38,934
Goldman Sachs Bank USA	BRL	2,204	USD	823	2/03/15	341
Goldman Sachs Bank USA	JPY	203,556	USD	1,782	2/18/15	81,673
Goldman Sachs Bank USA	AUD	452	USD	373	3/18/15	5,619
Goldman Sachs Bank USA	JPY	53,973	USD	476	3/18/15	25,479
HSBC Bank USA	HKD	3,923	USD	506	2/18/15	144
HSBC Bank USA	JPY	82,789	USD	723	2/18/15	31,106
JPMorgan Chase Bank	BRL	1,853	USD	725	1/05/15	27,950
JPMorgan Chase Bank	USD	698	BRL	1,853	1/05/15	(524)
JPMorgan Chase Bank	GBP	545	USD	863	2/18/15	13,631
Morgan Stanley & Co., Inc.	BRL	1,007	USD	372	2/18/15	(1,939)
Royal Bank of Scotland PLC	MXN	10,050	USD	690	1/15/15	8,810
Royal Bank of Scotland PLC	USD	1,294	MXN	17,745	1/15/15	(92,437)
Royal Bank of Scotland PLC	EUR	502	USD	631	2/18/15	23,269
Royal Bank of Scotland PLC	USD	861	CHF	825	2/18/15	(30,216)
Royal Bank of Scotland PLC	USD	684	NZD	878	2/18/15	(2,498)
Royal Bank of Scotland PLC	EUR	294	USD	370	3/18/15	13,620
Royal Bank of Scotland PLC	USD	407	NZD	536	3/18/15	8,276
Standard Chartered Bank	KRW	160,738	USD	149	2/17/15	1,870
Standard Chartered Bank	CNY	3,289	USD	534	2/18/15	468
Standard Chartered Bank	USD	518	HKD	4,015	2/18/15	128
Standard Chartered Bank	USD	666	SGD	861	2/18/15	(16,690)
State Street Bank & Trust Co.	BRL	352	USD	136	1/05/15	3,922
State Street Bank & Trust Co.	CAD	743	USD	654	1/14/15	14,722
State Street Bank & Trust Co.	MXN	17,619	USD	1,296	1/15/15	102,523
State Street Bank & Trust Co.	MXN	4,578	USD	309	1/15/15	(1,122)
State Street Bank & Trust Co.	GBP	177	USD	279	1/27/15	2,490
State Street Bank & Trust Co.	USD	186	GBP	119	1/27/15	(784)
State Street Bank & Trust Co.	AUD	204	USD	166	2/18/15	(236)

AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	868	USD	1,073	2/18/15	$21,834
State Street Bank & Trust Co.	GBP	210	USD	329	2/18/15	1,820
State Street Bank & Trust Co.	HKD	14,946	USD	1,928	2/18/15	531
State Street Bank & Trust Co.	JPY	40,780	USD	356	2/18/15	15,548
State Street Bank & Trust Co.	NOK	1,546	USD	225	2/18/15	17,350
State Street Bank & Trust Co.	USD	1,275	AUD	1,488	2/18/15	(64,103)
State Street Bank & Trust Co.	USD	1,214	CHF	1,175	2/18/15	(31,706)
State Street Bank & Trust Co.	USD	1,207	EUR	970	2/18/15	(32,857)
State Street Bank & Trust Co.	USD	226	GBP	143	2/18/15	(2,891)
State Street Bank & Trust Co.	USD	253	JPY	30,038	2/18/15	(2,184)
State Street Bank & Trust Co.	USD	246	NOK	1,686	2/18/15	(19,681)
State Street Bank & Trust Co.	USD	83	NZD	108	2/18/15	1,154
State Street Bank & Trust Co.	USD	255	SEK	1,887	2/18/15	(13,227)
State Street Bank & Trust Co.	EUR	412	USD	507	3/18/15	8,091
State Street Bank & Trust Co.	GBP	253	USD	396	3/18/15	1,926
State Street Bank & Trust Co.	JPY	21,125	USD	180	3/18/15	3,124
State Street Bank & Trust Co.	NOK	1,045	USD	152	3/18/15	11,701
State Street Bank & Trust Co.	SEK	1,828	USD	243	3/18/15	8,910
State Street Bank & Trust Co.	USD	313	CHF	300	3/18/15	(10,905)
State Street Bank & Trust Co.	USD	100	NZD	128	3/18/15	(722)
UBS AG	JPY	48,988	USD	423	2/18/15	14,145

						$523,511

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	3.01%	$2,871	$(208,092)	$(116,309)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)%	0.58%	4,100	(74,875)	(23,069)

				$ (282,967)	$ (139,378)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$690	12/18/17	1.164%	3 Month LIBOR	$1,923
Morgan Stanley & Co., LLC/(CME Group)	NZD	1,810	9/25/19	3 Month BKBM	4.390%	42,571

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD	2,160	10/03/19	1.993%	3 Month CDOR	$(24,081)
Morgan Stanley & Co., LLC/(CME Group)		$1,650	10/07/19	3 Month LIBOR	1.935%	22,283
Morgan Stanley & Co., LLC/(CME Group)	NZD	1,220	9/25/24	4.628%	3 Month BKBM	(51,774)

						$(9,078)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
BNP Paribas SA:
Anadarko Petroleum Corp. 5.95%, 9/15/16, 9/20/17*	1.00%	0.60%	$530	$6,931	$(9,758)	$16,689
Credit Suisse International
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.84	142	920	(1,714)	2,634

				$7,851	$(11,472)	$19,323

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	$1,970	1/30/17	1.059%	3 Month LIBOR	$(13,087)
JPMorgan Chase Bank	2,200	2/07/22	2.043%	3 Month LIBOR	(15,437)

					$(28,524)

AllianceBernstein Variable Products Series Fund

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate market value of these securities amounted to $27,760,120 or 7.6% of net assets.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Floating Rate Security. Stated interest rate was in effect at December 31, 2014.

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2014.

(h)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(i)	IO - Interest Only.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

GDR—Global Depositary Receipt

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

REG—Registered Shares

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2014	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value Unaffiliated issuers (cost $331,651,744)	$377,850,183	(a)
Affiliated issuers (cost $3,292,016—investment of cash collateral for securities loaned)	3,292,016
Cash	15,804
Due from broker	172,205	(b)
Foreign currencies, at value (cost $4,095,051)	3,925,165
Receivable for investment securities sold and foreign currency transactions	2,440,163
Interest and dividends receivable	1,248,958
Unrealized appreciation on forward currency exchange contracts	947,671
Receivable for capital stock sold	180,445
Unrealized appreciation on credit default swaps	19,323
Receivable for variation margin on exchange-traded derivatives	5,025
Receivable from class action settlement proceeds	549

Total assets	390,097,507

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	20,445,252
Payable for collateral received on securities loaned	3,292,016
Unrealized depreciation on forward currency exchange contracts	424,160
Payable for capital stock redeemed	225,977
Advisory fee payable	171,313
Distribution fee payable	69,971
Unrealized depreciation on interest rate swaps	28,524
Administrative fee payable	12,310
Upfront premium received on credit default swaps	11,472
Payable for variation margin on exchange-traded derivatives	2,297
Transfer Agent fee payable	112
Accrued expenses	169,489

Total liabilities	24,852,893

NET ASSETS	$365,244,614

COMPOSITION OF NET ASSETS
Capital stock, at par	$30,292
Additional paid-in capital	282,715,520
Undistributed net investment income	5,789,511
Accumulated net realized gain on investment and foreign currency transactions	30,335,972
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	46,373,319

	$365,244,614

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$36,882,159	3,032,593	$12.16
B	$328,362,455	27,259,335	$12.05

(a)	Includes securities on loan with a value of $3,131,803 (see Note E).

(b)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2014	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $197,709)	$5,585,750
Affiliated issuers	1,843
Interest	4,478,604
Securities lending income	51,054
Other income	1,129

10,118,380

EXPENSES
Advisory fee (see Note B)	2,088,276
Distribution fee—Class B	852,412
Transfer agency—Class A	676
Transfer agency—Class B	5,960
Custodian	263,765
Printing	99,811
Audit and tax	95,770
Administrative	49,439
Legal	41,666
Directors’ fees	4,503
Miscellaneous	43,874

Total expenses	3,546,152

Net investment income	6,572,228

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	36,693,770 (a)
Futures	1,935
Swaps	(129,524)
Foreign currency transactions	(570,128)
Net change in unrealized appreciation/depreciation of:
Investments	(16,196,128)
Futures	(20,552)
Swaps	(127,112)
Foreign currency denominated assets and liabilities	47,862

Net gain on investment and foreign currency transactions	19,700,123

Contributions from Adviser (see Note B)	4,610

NET INCREASE IN NET ASSETS FROM OPERATIONS	$26,276,961

(a)	Net of foreign capital gains taxes of $17,592.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,572,228	$8,174,070
Net realized gain on investment and foreign currency transactions	35,996,053	69,320,025
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(16,295,930)	3,853,752
Contributions from Adviser (see Note B)	4,610	–0	–

Net increase in net assets from operations	26,276,961	81,347,847
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,044,211)	(1,021,098)
Class B	(8,162,972)	(11,602,037)
Net realized gain on investment transactions
Class A	(5,792,408)	–0	–
Class B	(52,203,889)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	13,594,406	(226,090,311)

Total decrease	(27,332,113)	(157,365,599)
NET ASSETS
Beginning of period	392,576,727	549,942,326

End of period (including undistributed net investment income of $5,789,511 and $8,255,542, respectively)	$365,244,614	$392,576,727

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AllianceBernstein Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stock:
Financials	$24,078,717		$12,360,672		$–0	–	$36,439,389
Consumer Discretionary	23,234,952		9,665,647		–0	–	32,900,599
Information Technology	28,862,967		3,301,479		–0	–	32,164,446
Health Care	22,324,509		4,671,177		–0	–	26,995,686
Industrials	12,952,478		9,786,005		–0	–	22,738,483
Consumer Staples	12,974,140		2,801,387		–0	–	15,775,527
Equity: Other	5,893,895		6,996,761		–0	–	12,890,656
Energy	10,246,274		1,939,018		–0	–	12,185,292
Retail	4,969,838		3,475,067		–0	–	8,444,905
Residential	3,225,910		3,048,067		83,861		6,357,838
Utilities	4,835,744		669,087		–0	–	5,504,831
Materials	1,978,289		3,515,885		–0	–	5,494,174
Telecommunication Services	2,064,160		3,023,571		–0	–	5,087,731
Office	2,029,308		2,073,712		–0	–	4,103,020
Lodging	2,501,732		161,666		–0	–	2,663,398
Financial: Other	304,602		–0	–	–0	–	304,602
Mortgage	–0	–	172,702		–0	–	172,702
Corporates—Investment Grade	–0	–	32,511,189		–0	–	32,511,189
Governments—Treasuries	–0	–	23,950,984		–0	–	23,950,984
Mortgage Pass-Throughs	–0	–	23,074,342		–0	–	23,074,342
Asset-Backed Securities	–0	–	15,940,465		2,438,554		18,379,019
Commercial Mortgage-Backed Securities	–0	–	10,107,756		2,402,381		12,510,137
Corporates—Non-Investment Grade	–0	–	5,484,568		–0	–	5,484,568
Inflation-Linked Securities	–0	–	4,095,017		–0	–	4,095,017
Collateralized Mortgage Obligations	–0	–	113,359		3,905,817		4,019,176
Quasi-Sovereigns	–0	–	2,160,770		–0	–	2,160,770
Governments—Sovereign Agencies	–0	–	536,070		–0	–	536,070
Local Governments—Municipal Bonds	–0	–	529,575		–0	–	529,575
Emerging Markets—Corporate Bonds	–0	–	406,450		–0	–	406,450
Preferred Stocks	169,711		–0	–	–0	–	169,711
Short-Term Investments:
Time Deposits	–0	–	17,106,880		–0	–	17,106,880
Certificates of Deposits	–0	–	2,693,015		–0	–	2,693,015
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,292,016		–0	–	–0	–	3,292,016

Total Investments in Securities	165,939,242		206,372,343		8,830,613		381,142,198
Other Financial Instruments*:
Assets:
Futures	19,457		–0	–	–0	–	19,457	#
Forward Currency Exchange Contracts	–0	–	947,671		–0	–	947,671
Centrally Cleared Interest Rate Swaps	–0	–	66,777		–0	–	66,777	#
Credit Default Swaps	–0	–	19,323		–0	–	19,323
Liabilities:
Futures	(25,347)		–0	–	–0	–	(25,347	)#
Forward Currency Exchange Contracts	–0	–	(424,160)		–0	–	(424,160)
Centrally Cleared Credit Default Swaps	–0	–	(139,378)		–0	–	(139,378	)#
Centrally Cleared Interest Rate Swaps	–0	–	(75,855)		–0	–	(75,855	)#
Interest Rate Swaps	–0	–	(28,524)		–0	–	(28,524)

Total+	$165,933,352		$206,738,197		$8,830,613		$381,502,162

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange traded derivatives reported in the portfolio of investments.

+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Asset-Backed Securities		Commercial Mortgage-Backed Securities
Balance as of 12/31/13	$–0	–	$2,233,195		$845,923
Accrued discounts/(premiums)	–0	–	6,363		(5,129)
Realized gain (loss)	–0	–	7,769		3,442
Change in unrealized appreciation/depreciation	(76,336)		(12,375)		(60,357)
Purchases	160,197		1,762,897		1,861,483
Sales	–0	–	(1,559,295)		(242,981)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/14	$83,861		$2,438,554		$2,402,381

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/14 *	$(76,336)		$(11,300)		$(58,889)

	Collateralized Mortgage Obligation		Total
Balance as of 12/31/13	$1,527,063		$4,606,181
Accrued discounts/(premiums)	18,528		19,762
Realized gain (loss)	720		11,931
Change in unrealized appreciation/depreciation	254		(148,814)
Purchases	2,591,052		6,375,629
Sales	(231,800)		(2,034,076)
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/14*	$3,905,817		$8,830,613

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/14	$286		$(146,239)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of December 31, 2014 all Level 3 securities were priced by third party vendors.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity

AllianceBernstein Variable Products Series Fund

determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2014, there were no expenses waived by the Adviser.

During the year ended December 31, 2014, the Adviser reimbursed the Portfolio $4,610 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $49,439.

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $245,755, of which $185 and $75, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$186,634,377	$223,414,558
U.S. government securities	239,286,807	244,733,975

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

Cost	$337,350,741

Gross unrealized appreciation	$52,696,368
Gross unrealized depreciation	(8,904,910)

Net unrealized appreciation	$43,791,458

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2014, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2014, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has

AllianceBernstein Variable Products Series Fund

robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2014, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended December 31, 2014, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$86,234	*	Receivable/Payable for variation margin on exchange-traded derivatives	$101,202	*
Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	139,378	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	947,671		Unrealized depreciation on forward currency exchange contracts	424,160
Interest rate contracts				Unrealized depreciation on interest rate swaps	28,524
Credit contracts	Unrealized appreciation on credit default swaps	19,323

Total		$1,053,228			$693,264

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the year ended December 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,483)	$(5,890)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	3,418	(14,662)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	155,364	235,643
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(13,969)	(119,508)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(115,555)	(7,604)

Total		$27,775	$87,979

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2014:

Futures:
Average original value of buy contracts	$4,944,021
Average original value of sale contracts	$6,090,112	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$22,864,117
Average principal amount of sale contracts	$31,442,679
Interest Rate Swaps:
Average notional amount	$4,170,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,282,592	(b)
Credit Default Swaps:
Average notional amount of sale contracts	$617,252
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,346,000

(a)	Positions were open for nine months during the year.

(b)	Positions were open for six months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$5,025	$–0	–	$–0	–	$–0	–	$5,025

Total	$5,025	$–0	–	$–0	–	$–0	–	$5,025

OTC Derivatives:
BNP Paribas SA	$408,595	$(21,676)		$–0	–	$–0	–	$386,919
Citibank	5,017	(5,017)		–0	–	–0	–	–0	–
Credit Suisse International	920	–0	–	–0	–	–0	–	920
Deutsche Bank AG	29,256	–0	–	–0	–	–0	–	29,256
Goldman Sachs Bank USA	152,671	(1,000)		–0	–	–0	–	151,671
HSBC Bank USA	31,250	–0	–	–0	–	–0	–	31,250
JPMorgan Chase Bank	41,581	(29,048)		–0	–	–0	–	12,533
Royal Bank of Scotland PLC	53,975	(53,975)		–0	–	–0	–	–0	–
Standard Chartered Bank	2,466	(2,466)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	215,646	(180,418)		–0	–	–0	–	35,228
UBS AG	14,145	–0	–	–0	–	–0	–	14,145

Total	$955,522	$(293,600)		$–0	–	$–0	–	$661,922	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$2,297	$–0	–	$(2,297)		$–0	–	$–0	–

Total	$2,297	$–0	–	$(2,297)		$–0	–	$–0	–

OTC Derivatives:
BNP Paribas SA	$21,676	$(21,676)		$–0	–	$–0	–	$–0	–
Citibank	76,762	(5,017)		–0	–	–0	–	71,745
Goldman Sachs Bank USA	1,000	(1,000)		–0	–	–0	–	–0	–
JPMorgan Chase Bank	29,048	(29,048)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	1,939	–0	–	–0	–	–0	–	1,939
Royal Bank of Scotland PLC	125,151	(53,975)		–0	–	–0	–	71,176
Standard Chartered Bank	16,690	(2,466)		–0	–	–0	–	14,224
State Street Bank & Trust Co.	180,418	(180,418)		–0	–	–0	–	–0	–

Total	$452,684	$(293,600)		$–0	–	$–0	–	$159,084	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at December 31, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment

AllianceBernstein Variable Products Series Fund

opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2014, the Portfolio earned drop income of $484,121 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2014, the Portfolio had securities on loan with a value of $3,131,803 and had received cash collateral which has been invested into AB Exchange Reserves of $3,292,016. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $51,054 and $1,843 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)
$2,813	$41,618	$41,139	$3,292

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	33,121	80,998	$438,040	$1,056,312
Shares issued in reinvestment of dividends and distributions	571,624	79,898	6,836,617	1,021,098
Shares redeemed	(564,980)	(616,652)	(7,527,554)	(7,969,589)

Net increase (decrease)	39,765	(455,756)	$(252,897)	$(5,892,179)

Class B
Shares sold	2,052,551	4,378,738	$26,889,806	$56,132,152
Shares issued in reinvestment of dividends and distributions	5,089,954	914,987	60,366,861	11,602,037
Shares redeemed	(5,629,147)	(21,843,744)	(73,409,364)	(287,932,321)

Net increase (decrease)	1,513,358	(16,550,019)	$13,847,303	$(220,198,132)

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

AllianceBernstein Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$12,624,188	$12,623,135
Net long-term capital gains	54,579,292	–0	–

Total taxable distributions paid	$67,203,480	$12,623,135

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,435,504
Undistributed capital gains	29,655,522
Accumulated capital and other losses	(162,766	)(a)
Unrealized appreciation/(depreciation)	43,570,541	(b)

Total accumulated earnings/(deficit)	$82,498,801

(a)	As of December 31, 2014, the Portfolio had cumulative deferred losses on straddles of $162,766.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, partnerships, passive foreign investment companies (PFICs) and Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of corporate restructurings.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency and foreign capital gains tax, the tax treatment of swaps, partnerships and passive foreign investment companies (PFICs), paydown gain/loss reclassification and the tax treatment of corporate restructurings and clearing fees resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2014	2013		2012		2011		2010
Net asset value, beginning of period	$13.77	$12.12		$10.90		$11.48		$10.66

Income From Investment Operations
Net investment income (a)	.26	.23		.22		.23		.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	1.74		1.25		(.53)		.88
Contributions from Adviser	.00 (b)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.97	1.97		1.47		(.30)		1.11

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.32)		(.25)		(.28)		(.29)
Distributions from net realized gain on investment transactions	(2.19)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(2.58)	(.32)		(.25)		(.28)		(.29)

Net asset value, end of period	$12.16	$13.77		$12.12		$10.90		$11.48

Total Return
Total investment return based on net asset value (c)	7.37%*	16.49%		13.63%		(2.81	)%*	10.61	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,882	$41,222		$41,801		$55,395		$68,914
Ratio to average net assets of:
Expenses	.71%	.65%		.65%		.66%		.68	%+
Net investment income	1.96%	1.76%		1.91%		2.03%		2.14	%+
Portfolio turnover rate**	114%	117%		90%		94%		101%

See footnote summary on page 49.

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2014	2013		2012		2011		2010
Net asset value, beginning of period	$13.65	$12.01		$10.80		$11.38		$10.58

Income From Investment Operations
Net investment income (a)	.22	.19		.19		.20		.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	1.74		1.24		(.53)		.87
Contributions from Adviser	.00 (b)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.93	1.93		1.43		(.33)		1.07

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.29)		(.22)		(.25)		(.27)
Distributions from net realized gain on investment and foreign currency transactions	(2.19)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(2.53)	(.29)		(.22)		(.25)		(.27)

Net asset value, end of period	$12.05	$13.65		$12.01		$10.80		$11.38

Total Return
Total investment return based on net asset value (c)	7.11%*	16.27%		13.38%		(3.06	)%*	10.30	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$328,363	$351,355		$508,141		$483,047		$518,572
Ratio to average net assets of:
Expenses	.96%	.90%		.90%		.91%		.93	%+
Net investment income	1.71%	1.49%		1.67%		1.78%		1.89	%+
Portfolio turnover rate**	114%	117%		90%		94%		101%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2014, December 31, 2011 and December 31, 2010 by 0.01%, 0.02% and 0.03%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Balanced Wealth Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Balanced Wealth Strategy Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Balanced Wealth Strategy Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2015

2014 TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2014. For corporate shareholders, 21.30% of dividends paid qualify for the dividends received deduction.

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
William H. Foulk, Jr.(1)	Earl D. Weiner(1)
D. James Guzy(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Daniel J. Loewy(2), Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. Significant day-to-day responsibilities for coordinating the Portfolio’s investments reside with Messrs. Daniel J. Loewy, Christopher H. Nikolich, Patrick J. Rudden and Vadim Zlotnikov.

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2006, and interim CEO 1999–2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007 and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014.

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	116	None

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1990)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Christopher H. Nikolich 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Patrick J. Rudden 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Vadim Zlotnikov 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) at a meeting held on August 4-7, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s (S&P) 500 Index, the Barclays U.S. Aggregate Bond Index and the Portfolio’s blended benchmark (60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index), in each case for the 1-, 3- and 5-year periods ended May 31, 2014 and (in the case of comparisons with the indices) the since inception period (July 2004 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the 4th quintile of the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio outperformed the Barclays U.S. Aggregate Bond Index in all periods. It lagged the S&P 500 Index in all periods and its blended benchmark in all periods except the 1-year period. Based on their review, the directors concluded that the Portfolio’s recent performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 1 basis point in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser pursuant to the Advisory Agreement was more than the Expense Group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in equity and debt securities. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some

AllianceBernstein Variable Products Series Fund

of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was higher than the Expense Group median and lower than the Expense Universe median. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

1	The information in the fee evaluation was completed on July 24, 2014 and discussed with the Board of Directors on August 5-7, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 06/30/14 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Category
Balanced Wealth Strategy Portfolio	$388.5	0.55% on 1st $2.5 billion	Balanced
		0.45% on next $2.5 billion
		0.40% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $55,156 (0.010% of the Portfolio’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The agreement for such reimbursement is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. All share classes of the Portfolio were operating below their expense caps during the most recently completed fiscal year. Accordingly, the expense limitation was of no effect. Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/13)	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75%	0.65%	December 31
	Class B 1.00%	0.90%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.5 However, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser manages The AllianceBernstein Portfolios – Balanced Wealth Strategy (“TAP – Balanced Wealth Strategy”), a retail mutual fund which has a substantially similar investment style as the Portfolio.6 The Adviser also manages AllianceBernstein Global Risk Allocation Fund, Inc. (“Global Risk Allocation Fund, Inc.”), a retail mutual fund in the Balanced category. The advisory fee schedules of TAP – Balanced Wealth Strategy and Global Risk Allocation Fund, Inc. are shown in the table below.7

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Balanced Wealth Strategy Portfolio	TAP—Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

	Global Risk Allocation Fund, Inc.[8]	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy Portfolio	Alliance Global Balance Neutral[9]	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Portfolio’s contractual management fee11 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”)12.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	The AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	There was no change to the advisory fee schedule of AllianceBernstein Global Risk Allocation Fund, Inc. since the retail mutual fund had already lower breakpoints than that of the NYAG related category.

8	Prior to October 8, 2012, AllianceBernstein Global Risk Allocation Fund, Inc. was known as AllianceBernstein Balanced Shares, Inc. and had a different investment strategy that was similar to the Portfolio. The advisory fee schedule of the retail mutual fund was not affected by the NYAG settlement since the retail mutual fund had lower breakpoints than that of the NYAG related category

9	This ITM is privately placed or institutional.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[13]	Lipper EG Median (%)	Lipper EG Rank
Balanced Wealth Strategy Portfolio	0.550	0.550	4/11

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Balanced Wealth Strategy Portfolio	0.653	0.593	7/11	0.662	16/32

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $1,249,284 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $2,934,655 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A total expense ratio.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

16	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2013.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year net performance returns and rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended May 31, 2014.22

Portfolio	Portfolio Return (%)	Lipper PG Median (%)	Lipper PU Median (%)	Lipper PG Rank	Lipper PU Rank
Balanced Wealth Strategy Portfolio
1 year	13.90	13.31	13.30	5/11	14/32
3 year	8.61	10.18	9.17	9/10	19/29
5 year	12.10	12.49	12.26	8/10	17/27

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2014.23

	Periods Ending May 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy Portfolio	13.90	8.61	12.10	6.09
60% S&P 500 Stock Index / 40% Barclays U.S. Aggregate Index	13.16	10.60	13.11	7.09
S&P 500 Stock Index	20.45	15.15	18.40	7.72
Barclays U.S. Aggregate Index	2.71	3.55	4.96	4.93
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 29, 2014

20	The performance rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio shown were provided by Lipper.

21	The Portfolio’s PG/PU is identical to the Portfolio’s EG/EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

VPS-BW-0151-1214

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

+	DYNAMIC ASSET ALLOCATION PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2014

The following is an update of AllianceBernstein Variable Products Series Fund—Dynamic Asset Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2014.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P’s (the “Adviser’s”) determination of reasonable risk. The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”), and other financial instruments, and expects to enter into derivatives transactions, such as options, futures, forwards, or swap agreements to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-protected securities. The Portfolio may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Adviser will adjust the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio’s exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio’s risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-U.S. dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments or decide not to hedge this exposure. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, its secondary benchmark, the Barclays U.S. Treasury Index and its blended benchmark, a 60% / 40% blend of the MSCI World Index and the Barclays U.S. Treasury Index, respectively, for the one-year period ended December 31, 2014, and since the Portfolio’s inception on April 1, 2011.

All share classes of the Portfolio underperformed the primary, secondary and blended benchmarks for the annual period. The Portfolio’s equity overweight added to performance, yet, within stocks, developed-international and emerging-market holdings detracted. Holdings in real

1

AllianceBernstein Variable Products Series Fund

estate equities contributed to performance. The Portfolio’s diversification into high yield credit negatively impacted performance given the strong returns of U.S. equities, real estate investment trusts (“REITs”) and global bonds. An overweight to the U.S. dollar, as a result of currency hedging, contributed to performance.

During the annual period, the Portfolio utilized derivatives including futures and total return swaps for hedging and investment purposes; credit default swaps for investment purposes; and written options and interest rate swaps for hedging purposes, which all added to performance. Currencies for hedging and investment purposes, and purchased options for hedging purposes, detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

Throughout 2014, the Portfolio had an overweight in risk assets with U.S. equities, developed international equities, and REITs in excess of benchmark weights, although the degree and composition of the overweight varied as market conditions changed. This position was supported by the view of the Dynamic Asset Allocation Team (the “Team”) that easy monetary policies of central banks would continue to provide liquidity to markets, creating conditions with low interest rates and where equity volatility was also to likely to remain low. At the same time, strong corporate balance sheets and earnings trends offset slightly elevated equity valuations.

The Portfolio maintained a regional bias towards developed-international equity markets—particularly in Europe and Japan—as a result of more favorable valuations. However, the extent and composition of the overweight varied over 2014. The Portfolio’s position in emerging-market equities was small throughout the year due to growth concerns around emerging economies, and given subdued prospects for inflation. For diversification, the Portfolio maintained a modest allocation to REITs, and remained underweight bonds through most of the year. A modest amount of cash was held at times to further reduce the Portfolio’s duration.

2

DYNAMIC ASSET ALLOCATION PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged MSCI World Index and the unmanaged Barclays U.S. Treasury Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Barclays U.S. Treasury Index represents the performance of U.S. Treasuries within the U.S. government fixed-income market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of the Portfolio’s investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk: The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Liquidity Risk: Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

DYNAMIC ASSET ALLOCATION PORTFOLIO
DISCLOSURES AND RISKS
(continued from previous page)	AllianceBernstein Variable Products Series Fund

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

DYNAMIC ASSET ALLOCATION PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2014 (unaudited)	1 Year	Since Inception*
Dynamic Asset Allocation Portfolio Class A	4.45%	5.85%
Dynamic Asset Allocation Portfolio Class B	4.21%	5.61%
Primary Benchmark: MSCI World Index	4.94%	8.98%
Secondary Benchmark: Barclays U.S. Treasury Index	5.05%	3.70%
Blended Benchmark: 60% MSCI World Index / 40% Barclays U.S. Treasury Index	5.07%	7.11%
* Since inception of the Portfolio’s Class A and Class B shares on 4/1/2011.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.91% and 1.16% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.87% and 1.12% for Class A and Class B, respectively. These waivers/reimbursements may not be terminated before May 1, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

DYNAMIC ASSET ALLOCATION PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

4/1/2011† – 12/31/14 (unaudited)

†	Since inception of the Portfolio’s Class A shares on 4/1/2011.

This chart illustrates the total value of an assumed $10,000 investment in Dynamic Asset Allocation Portfolio Class A shares (from 4/1/2011† to 12/31/14) as compared to the performance of the primary, secondary and blended benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

DYNAMIC ASSET ALLOCATION PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,001.80	$4.29	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.92	$4.33	0.85%

Class B
Actual	$1,000	$1,000.10	$5.55	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.66	$5.60	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$94,820,394	19.7%
SPDR S&P 500 ETF Trust	39,423,737	8.2
Inflation-Linked Securities	27,603,728	5.8
iShares Core MSCI Emerging Markets ETF	23,506,252	4.8
Vanguard REIT ETF	9,889,371	2.1
iShares MSCI All Country Asia ex Japan ETF	5,993,684	1.2
Vanguard Small-Cap ETF	4,829,724	1.0
iShares International Developed Real Estate ETF	4,812,108	1.0
iShares MSCI EAFE ETF	2,616,303	0.5
Apple, Inc.	2,450,657	0.5

	$215,945,958	44.8%

PORTFOLIO BREAKDOWN†

December 31, 2014 (unaudited)

ASSET CLASSES	CURRENT ALLOCATION
Equities
U.S. Large Cap	22.8%
International Large Cap	24.9
U.S. Mid-Cap	2.5
U.S. Small-Cap	3.0
Emerging Market Equities	4.9
Real Estate Equities	4.0

Sub-total	62.1

Fixed Income
U.S. Bonds	26.5
International Bonds	5.0
TIPS	5.7

Sub-total	37.2

Cash	0.7

Total	100.0%

SECURITY TYPE BREAKDOWN‡

December 31, 2014 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$143,412,581	28.7%
Governments—Treasuries	94,820,395	19.0
Investment Companies	91,071,178	18.3
Inflation-Linked Securities	27,603,728	5.5
Short-Term Investments	142,291,638	28.5

Total Investments	$499,199,520	100.0%

*	Long-term investments.

†	All data are as of December 31, 2014. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

‡	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–29.8%
FINANCIALS–6.3%
BANKS–2.9%
Aozora Bank Ltd.	6,000	$18,573
Australia & New Zealand Banking Group Ltd.	16,735	435,444
Banco Bilbao Vizcaya Argentaria SA	36,403	343,805
Banco Comercial Portugues SA(a)	159,486	12,515
Banco de Sabadell SA	20,710	54,798
Banco Espirito Santo SA(a)(b)(c)(d)	10,016	–0	–^
Banco Popular Espanol SA	10,844	54,055
Banco Santander SA	75,032	629,752
Bank Hapoalim BM	4,812	22,627
Bank Leumi Le-Israel BM(a)	12,645	43,198
Bank of America Corp.	39,445	705,671
Bank of East Asia Ltd.	9,600	38,615
Bank of Ireland(a)	199,710	74,949
Bank of Kyoto Ltd. (The)	2,000	16,719
Bank of Queensland Ltd.	3,683	36,285
Bank of Yokohama Ltd. (The)	5,000	27,156
Bankia SA(a)	22,531	33,434
Bankinter SA	3,048	24,487
Barclays PLC	99,698	374,798
BB&T Corp.	2,700	105,003
Bendigo & Adelaide Bank Ltd.	3,446	35,831
BNP Paribas SA	6,431	379,648
BOC Hong Kong Holdings Ltd.	22,500	74,829
CaixaBank SA	13,908	72,876
Chiba Bank Ltd. (The)	3,000	19,659
Citigroup, Inc.	11,379	615,718
Comerica, Inc.	650	30,446
Commerzbank AG(a)	4,351	57,070
Commonwealth Bank of Australia	9,843	683,879
Credit Agricole SA	6,256	80,756
Danske Bank A/S	3,980	107,603
DBS Group Holdings Ltd.	10,000	154,813
DnB ASA	4,364	64,372
Erste Group Bank AG	1,696	39,447
Fifth Third Bancorp	3,090	62,959
Fukuoka Financial Group, Inc.	4,000	20,622
Gunma Bank Ltd. (The)	4,000	25,958
Hachijuni Bank Ltd. (The)	4,000	25,694
Hang Seng Bank Ltd.	4,600	76,454
Hiroshima Bank Ltd. (The)	5,000	23,798
HSBC Holdings PLC	116,255	1,098,582
Huntington Bancshares, Inc./OH	3,015	31,718
ING Groep NV(a)	17,105	220,991
Intesa Sanpaolo SpA	70,654	204,960
Iyo Bank Ltd. (The)	2,000	21,661
Joyo Bank Ltd. (The)	3,000	14,856
JPMorgan Chase & Co.	14,115	883,317
KBC Groep NV(a)	1,520	84,831
KeyCorp	3,275	45,523
Lloyds Banking Group PLC(a)	346,648	407,748

M&T Bank Corp.	515	$64,694
Mitsubishi UFJ Financial Group, Inc.	77,400	425,253
Mizrahi Tefahot Bank Ltd.(a)	973	10,183
Mizuho Financial Group, Inc.	140,100	234,850
National Australia Bank Ltd.	14,363	391,683
Natixis SA	9,006	59,427
Nordea Bank AB	18,440	213,457
Oversea-Chinese Banking Corp., Ltd.	18,000	141,624
PNC Financial Services Group, Inc. (The)	2,030	185,197
Raiffeisen Bank International AG	1,100	16,808
Regions Financial Corp.	5,025	53,064
Resona Holdings, Inc.	13,400	67,690
Royal Bank of Scotland Group PLC(a)	15,350	93,392
Seven Bank Ltd.	5,324	22,347
Shinsei Bank Ltd.	12,000	20,885
Shizuoka Bank Ltd. (The)	4,000	36,577
Skandinaviska Enskilda Banken AB–Class A	9,222	117,106
Societe Generale SA	4,399	184,099
Standard Chartered PLC	14,996	224,279
Sumitomo Mitsui Financial Group, Inc.	7,700	278,376
Sumitomo Mitsui Trust Holdings, Inc.	20,000	76,606
SunTrust Banks, Inc.	1,990	83,381
Suruga Bank Ltd.	1,000	18,377
Svenska Handelsbanken AB–Class A	2,228	104,243
Swedbank AB–Class A	4,044	100,335
UniCredit SpA	26,697	171,011
Unione di Banche Italiane SCpA	5,202	37,206
United Overseas Bank Ltd.	8,000	147,632
US Bancorp/MN	6,765	304,087
Wells Fargo & Co.	17,825	977,166
Westpac Banking Corp.	18,875	507,658
Zions Bancorporation	730	20,812

		14,108,008

CAPITAL MARKETS–0.6%
3i Group PLC	7,720	53,830
Aberdeen Asset Management PLC	5,585	37,319
Affiliated Managers Group, Inc.(a)	207	43,934
Ameriprise Financial, Inc.	695	91,914
Bank of New York Mellon Corp. (The)	4,215	171,003
BlackRock, Inc.–Class A	477	170,556
Charles Schwab Corp. (The)	4,290	129,515
Credit Suisse Group AG(a)	9,269	232,849
Daiwa Securities Group, Inc.	10,000	78,301
Deutsche Bank AG (REG)	8,374	250,754
E*TRADE Financial Corp.(a)	1,020	24,740

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Franklin Resources, Inc.	1,470	$81,394
Goldman Sachs Group, Inc. (The)	1,538	298,110
Hargreaves Lansdown PLC	1,481	23,173
ICAP PLC	4,211	29,486
Invesco Ltd.	1,580	62,442
Investec PLC	2,464	20,644
Julius Baer Group Ltd.(a)	1,220	55,703
Legg Mason, Inc.	360	19,213
Macquarie Group Ltd.	1,755	82,760
Mediobanca SpA	3,505	28,480
Morgan Stanley	5,720	221,936
Nomura Holdings, Inc.	22,000	124,499
Northern Trust Corp.	810	54,594
Partners Group Holding AG	158	45,968
Schroders PLC	729	30,299
State Street Corp.	1,585	124,422
T Rowe Price Group, Inc.	975	83,713
UBS Group AG(a)	22,171	381,113

		3,052,664

CONSUMER FINANCE–0.2%
Acom Co., Ltd.(a)(d)	6,200	18,928
AEON Financial Service Co., Ltd.	800	15,801
American Express Co.	3,360	312,614
Capital One Financial Corp.	2,113	174,428
Credit Saison Co., Ltd.	700	13,017
Discover Financial Services	1,710	111,988
Navient Corp.	1,500	32,415

		679,191

DIVERSIFIED FINANCIAL SERVICES–0.5%
ASX Ltd.	1,453	43,350
Berkshire Hathaway, Inc.–Class B(a)	6,830	1,025,524
CME Group, Inc./IL–Class A	1,200	106,380
Deutsche Boerse AG	1,511	107,374
Eurazeo SA	1,184	82,923
Exor SpA	1,279	52,480
Friends Life Group Ltd.	8,609	48,892
Groupe Bruxelles Lambert SA	360	30,715
Hong Kong Exchanges and Clearing Ltd.	6,700	147,914
Industrivarden AB–Class C	996	17,289
Intercontinental Exchange, Inc.	466	102,189
Investment AB Kinnevik–Class B	2,015	65,526
Investor AB–Class B	1,705	61,990
Japan Exchange Group, Inc.	1,583	36,902
Leucadia National Corp.	1,105	24,774
London Stock Exchange Group PLC	1,369	47,106
McGraw Hill Financial, Inc.	1,010	89,870
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	16,460
Moody’s Corp.	695	66,588
NASDAQ OMX Group, Inc. (The)	410	19,664
ORIX Corp.	8,040	101,166

Pargesa Holding SA	255	$19,677
Singapore Exchange Ltd.	10,000	58,791
Wendel SA	398	44,593

		2,418,137

INSURANCE–1.2%
ACE Ltd.	1,285	147,621
Admiral Group PLC	819	16,802
Aegon NV	11,089	83,345
Aflac, Inc.	1,705	104,158
Ageas	1,646	58,524
AIA Group Ltd.	73,125	401,916
Allianz SE	2,771	458,950
Allstate Corp. (The)	1,600	112,400
American International Group, Inc.	5,352	299,766
AMP Ltd.	17,956	79,972
Aon PLC	1,115	105,735
Assicurazioni Generali SpA	5,214	107,058
Assurant, Inc.	260	17,792
Aviva PLC	17,895	134,452
Baloise Holding AG	277	35,404
Chubb Corp. (The)	910	94,158
Cincinnati Financial Corp.	560	29,025
CNP Assurances	4,544	80,557
Dai-ichi Life Insurance Co., Ltd. (The)	6,545	99,352
Direct Line Insurance Group PLC	6,949	31,434
Genworth Financial, Inc.– Class A(a)	1,785	15,173
Gjensidige Forsikring ASA	3,007	49,066
Hannover Rueck SE	377	34,010
Hartford Financial Services Group, Inc. (The)	1,675	69,831
Insurance Australia Group Ltd.	10,333	52,466
Legal & General Group PLC	36,049	139,190
Lincoln National Corp.	990	57,093
Loews Corp.	1,140	47,903
Mapfre SA	10,570	35,726
Marsh & McLennan Cos., Inc.	2,040	116,770
Medibank Pvt Ltd.(a)	12,501	24,596
MetLife, Inc.	4,220	228,260
MS&AD Insurance Group Holdings, Inc.	3,100	73,464
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,050	209,094
Old Mutual PLC	29,782	87,772
Principal Financial Group, Inc.	1,040	54,018
Progressive Corp. (The)	1,995	53,845
Prudential Financial, Inc.	1,715	155,139
Prudential PLC	15,581	360,225
QBE Insurance Group Ltd.	8,147	73,978
RSA Insurance Group PLC(a)	7,994	53,971
Sampo Oyj–Class A	2,714	127,054
SCOR SE	1,611	48,814
Sompo Japan Nipponkoa Holdings, Inc.	2,000	50,295
Sony Financial Holdings, Inc.	875	12,884

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Standard Life PLC	14,518	$89,929
Suncorp Group Ltd.	7,811	89,231
Swiss Life Holding AG(a)	249	58,852
Swiss Re AG(a)	2,138	179,104
T&D Holdings, Inc.	2,600	31,168
Tokio Marine Holdings, Inc.	4,200	136,406
Torchmark Corp.	502	27,193
Travelers Cos., Inc. (The)	1,280	135,488
Tryg A/S	159	17,766
UnipolSai SpA	4,035	10,864
Unum Group	920	32,090
Vienna Insurance Group AG Wiener Versicherung Gruppe	190	8,492
XL Group PLC	960	32,995
Zurich Insurance Group AG(a)	907	283,440

		5,862,076

REAL ESTATE INVESTMENT TRUSTS (REITS)–0.6%
American Tower Corp.	1,515	149,758
Apartment Investment & Management Co.–Class A	525	19,504
AvalonBay Communities, Inc.	495	80,878
Boston Properties, Inc.	600	77,214
British Land Co. PLC (The)	5,864	70,712
CapitaMall Trust	14,000	21,495
Crown Castle International Corp.	1,270	99,949
Dexus Property Group	3,880	21,964
Equity Residential	1,340	96,266
Essex Property Trust, Inc.	228	47,105
Fonciere Des Regions	329	30,408
Gecina SA	253	31,584
General Growth Properties, Inc.	2,344	65,937
Goodman Group(d)	10,596	48,942
GPT Group (The)	6,698	23,705
Hammerson PLC	4,761	44,586
HCP, Inc.	1,680	73,970
Health Care REIT, Inc.	1,225	92,696
Host Hotels & Resorts, Inc.	2,750	65,367
ICADE	449	35,926
Intu Properties PLC	5,825	30,115
Iron Mountain, Inc.	658	25,438
Japan Prime Realty Investment Corp.	7	24,356
Japan Real Estate Investment Corp.	8	38,546
Japan Retail Fund Investment Corp.	15	31,699
Kimco Realty Corp.	1,480	37,207
Klepierre	1,311	56,292
Land Securities Group PLC	4,798	86,247
Link REIT (The)	10,500	65,670
Macerich Co. (The)	510	42,539
Mirvac Group	40,488	58,568
Nippon Building Fund, Inc.(d)	9	45,181
Nippon Prologis REIT, Inc.(d)	5	10,856
Novion Property Group(d)	34,531	59,353
Plum Creek Timber Co., Inc.	630	26,958

Prologis, Inc.	1,870	$80,466
Public Storage	580	107,213
Scentre Group(a)	33,577	95,129
Segro PLC	3,337	19,117
Simon Property Group, Inc.	1,166	212,340
Stockland(d)	14,259	47,652
Unibail-Rodamco SE	613	157,256
United Urban Investment Corp.	12	18,889
Ventas, Inc.	1,091	78,225
Vornado Realty Trust	685	80,631
Westfield Corp.	9,308	68,231
Weyerhaeuser Co.	1,940	69,627

		2,871,767

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Aeon Mall Co., Ltd.	700	12,405
CapitaLand Ltd.	35,000	87,022
CBRE Group, Inc.–Class A(a)	1,015	34,764
Cheung Kong Holdings Ltd.	8,000	134,180
City Developments Ltd.	3,000	23,145
Daito Trust Construction Co., Ltd.	400	45,375
Daiwa House Industry Co., Ltd.	3,000	56,674
Deutsche Annington Immobilien SE	1,246	42,304
Deutsche Wohnen AG	1,334	31,469
Global Logistic Properties Ltd.	30,422	56,719
Hang Lung Properties Ltd.	14,000	39,056
Henderson Land Development Co., Ltd.	4,840	33,577
Hulic Co., Ltd.	2,197	21,964
IMMOFINANZ AG(a)	4,285	10,792
Kerry Properties Ltd.	8,500	30,609
Lend Lease Group	3,450	45,950
Mitsubishi Estate Co., Ltd.	8,000	168,567
Mitsui Fudosan Co., Ltd.	6,000	160,893
New World Development Co., Ltd.	22,000	25,256
Nomura Real Estate Holdings, Inc.	800	13,690
NTT Urban Development Corp.	1,600	16,113
Sino Land Co., Ltd.	16,000	25,521
Sumitomo Realty & Development Co., Ltd.	2,000	68,138
Sun Hung Kai Properties Ltd.	10,000	151,504
Swire Pacific Ltd.–Class A	2,000	25,961
Swire Properties Ltd.	25,389	74,868
Tokyo Tatemono Co., Ltd.	3,000	21,833
Tokyu Fudosan Holdings Corp.	2,000	13,876
Wharf Holdings Ltd. (The)	13,000	93,328
Wheelock & Co., Ltd.	6,000	27,858

		1,593,411

THRIFTS & MORTGAGE FINANCE–0.0%
Hudson City Bancorp, Inc.	1,730	17,507
People’s United Financial, Inc.	1,015	15,408

		32,915

		30,618,169

10

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–3.8%
BIOTECHNOLOGY–0.5%
Actelion Ltd. (REG)(a)	608	$69,994
Alexion Pharmaceuticals, Inc.(a)	780	144,323
Amgen, Inc.	2,853	454,454
Biogen Idec, Inc.(a)	915	310,597
Celgene Corp.(a)	3,030	338,936
CSL Ltd.	2,881	202,378
Gilead Sciences, Inc.(a)	5,680	535,397
Grifols SA	757	30,207
Regeneron Pharmaceuticals, Inc.(a)	290	118,972
Vertex Pharmaceuticals, Inc.(a)	907	107,752

		2,313,010

HEALTH CARE EQUIPMENT & SUPPLIES–0.4%
Abbott Laboratories	5,615	252,787
Baxter International, Inc.	2,030	148,779
Becton Dickinson and Co.	730	101,587
Boston Scientific Corp.(a)	4,860	64,395
CareFusion Corp.(a)	740	43,912
Coloplast A/S–Class B	496	41,507
Covidien PLC	1,725	176,433
CR Bard, Inc.	315	52,485
DENTSPLY International, Inc.	530	28,233
Edwards Lifesciences Corp.(a)	395	50,315
Essilor International SA	1,241	138,395
Getinge AB–Class B	2,013	45,841
Intuitive Surgical, Inc.(a)	155	81,986
Medtronic, Inc.	3,660	264,252
Olympus Corp.(a)	1,500	52,545
Smith & Nephew PLC	5,421	97,754
Sonova Holding AG	351	51,566
St Jude Medical, Inc.	1,065	69,257
Stryker Corp.	1,125	106,121
Sysmex Corp.	700	31,068
Terumo Corp.	1,400	31,775
Varian Medical Systems, Inc.(a)	395	34,171
William Demant Holding A/S(a)	329	25,029
Zimmer Holdings, Inc.	635	72,022

		2,062,215

HEALTH CARE PROVIDERS & SERVICES–0.4%
Aetna, Inc.	1,317	116,989
AmerisourceBergen Corp.–Class A	785	70,776
Anthem, Inc.	1,050	131,953
Cardinal Health, Inc.	1,245	100,509
CIGNA Corp.	1,015	104,454
DaVita HealthCare Partners, Inc.(a)	650	49,231
Express Scripts Holding Co.(a)	2,789	236,145
Fresenius Medical Care AG & Co. KGaA	1,318	98,371
Fresenius SE & Co. KGaA	2,298	119,482
Healthscope Ltd.(a)	13,458	29,732
Humana, Inc.	565	81,151

Laboratory Corp. of America Holdings(a)	325	$35,067
McKesson Corp.	865	179,557
Medipal Holdings Corp.	1,500	17,520
Patterson Cos., Inc.	310	14,911
Quest Diagnostics, Inc.	550	36,883
Ramsay Health Care Ltd.	1,156	53,590
Ryman Healthcare Ltd.	3,027	20,079
Sonic Healthcare Ltd.	1,715	25,801
Suzuken Co., Ltd./Aichi Japan	600	16,574
Tenet Healthcare Corp.(a)	343	17,380
UnitedHealth Group, Inc.	3,635	367,462
Universal Health Services, Inc.–Class B	350	38,941

		1,962,558

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.(a)	1,130	73,066
M3, Inc.	1,200	20,078

		93,144

LIFE SCIENCES TOOLS & SERVICES–0.1%
Agilent Technologies, Inc.	1,245	50,970
Lonza Group AG(a)	182	20,492
PerkinElmer, Inc.	405	17,711
QIAGEN NV(a)	2,306	53,714
Thermo Fisher Scientific, Inc.	1,485	186,056
Waters Corp.(a)	345	38,888

		367,831

PHARMACEUTICALS–2.4%
AbbVie, Inc.	5,945	389,041
Actavis PLC(a)	1,023	263,330
Allergan, Inc./United States	1,150	244,479
Astellas Pharma, Inc.	13,000	180,987
AstraZeneca PLC	7,665	541,385
Bayer AG	5,020	684,268
Bristol-Myers Squibb Co.	6,215	366,871
Chugai Pharmaceutical Co., Ltd.	1,000	24,553
Daiichi Sankyo Co., Ltd.	3,900	54,533
Eisai Co., Ltd.	1,500	58,010
Eli Lilly & Co.	3,665	252,848
GlaxoSmithKline PLC	29,442	631,637
Hisamitsu Pharmaceutical Co., Inc.	300	9,460
Hospira, Inc.(a)	630	38,588
Johnson & Johnson	10,605	1,108,965
Kyowa Hakko Kirin Co., Ltd.	4,000	37,666
Mallinckrodt PLC(a)	424	41,989
Merck & Co., Inc.	10,805	613,616
Merck KGaA	785	73,875
Mitsubishi Tanabe Pharma Corp.	1,000	14,659
Mylan, Inc./PA(a)	1,405	79,200
Novartis AG	13,965	1,295,163
Novo Nordisk A/S–Class B	12,184	515,380
Ono Pharmaceutical Co., Ltd.	400	35,414
Orion Oyj–Class B	465	14,462

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Otsuka Holdings Co., Ltd.	2,371	$71,085
Perrigo Co. PLC	522	87,258
Pfizer, Inc.	23,786	740,934
Roche Holding AG	4,265	1,155,568
Sanofi	7,220	658,251
Santen Pharmaceutical Co., Ltd.	500	26,917
Shionogi & Co., Ltd.	1,800	46,504
Shire PLC	3,579	253,751
Sumitomo Dainippon Pharma Co., Ltd.	1,400	13,557
Taisho Pharmaceutical Holdings Co., Ltd.	567	34,644
Takeda Pharmaceutical Co., Ltd.	4,800	198,709
Teva Pharmaceutical Industries Ltd.	5,202	298,204
UCB SA	769	58,473
Zoetis, Inc.	1,846	79,433

		11,293,667

		18,092,425

CONSUMER DISCRETIONARY–3.7%
AUTO COMPONENTS–0.3%
Aisin Seiki Co., Ltd.	900	32,336
BorgWarner, Inc.	830	45,608
Bridgestone Corp.	3,900	135,258
Cie Generale des Etablissements Michelin–Class B	1,132	102,182
Continental AG	668	140,896
Delphi Automotive PLC	1,141	82,974
Denso Corp.	3,000	139,823
GKN PLC	9,965	53,041
Goodyear Tire & Rubber Co. (The)	1,010	28,856
Johnson Controls, Inc.	2,480	119,883
Koito Manufacturing Co., Ltd.	1,000	30,592
NGK Spark Plug Co., Ltd.	1,000	30,385
NOK Corp.	700	17,817
Nokian Renkaat Oyj(d)	503	12,270
Stanley Electric Co., Ltd.	1,600	34,550
Sumitomo Electric Industries Ltd.	4,600	57,451
Sumitomo Rubber Industries Ltd.	1,200	17,839
Toyota Industries Corp.	1,000	51,252
Valeo SA	339	42,182
Yokohama Rubber Co., Ltd. (The)	2,000	18,211

		1,193,406

AUTOMOBILES–0.7%
Bayerische Motoren Werke AG	2,010	216,915
Daihatsu Motor Co., Ltd.(d)	1,000	13,061
Daimler AG	5,845	485,451
Fiat Chrysler Automobiles NV(a)	5,720	66,465
Ford Motor Co.	14,470	224,285
Fuji Heavy Industries Ltd.	4,000	141,544
General Motors Co.	5,016	175,108
Harley-Davidson, Inc.	800	52,728
Honda Motor Co., Ltd.	9,900	290,449

Isuzu Motors Ltd.	3,500	$42,631
Mazda Motor Corp.	3,200	76,850
Mitsubishi Motors Corp.	3,400	31,061
Nissan Motor Co., Ltd.	15,100	131,699
Peugeot SA(a)	2,295	28,119
Porsche Automobil Holding SE (Preference Shares)	684	55,317
Renault SA	857	62,421
Suzuki Motor Corp.	2,200	65,928
Toyota Motor Corp.	16,600	1,034,468
Volkswagen AG	140	30,352
Volkswagen AG (Preference Shares)	987	219,366
Yamaha Motor Co., Ltd.	1,200	24,009

		3,468,227

DISTRIBUTORS–0.0%
Genuine Parts Co.	560	59,679
Jardine Cycle & Carriage Ltd.	1,000	32,038

		91,717

DIVERSIFIED CONSUMER SERVICES–0.0%
Benesse Holdings, Inc.(d)	300	8,902
H&R Block, Inc.	1,020	34,354

		43,256

HOTELS, RESTAURANTS & LEISURE–0.4%
Accor SA	750	33,713
Carnival Corp.	1,685	76,381
Carnival PLC	1,116	50,441
Chipotle Mexican Grill, Inc. –Class A(a)	144	98,569
Compass Group PLC	10,184	174,074
Crown Resorts Ltd.	2,537	26,091
Darden Restaurants, Inc.	470	27,556
Flight Centre Travel Group Ltd.(d)	471	12,468
Galaxy Entertainment Group Ltd.	8,911	49,516
Genting Singapore PLC	22,000	17,837
InterContinental Hotels Group PLC	1,433	57,659
Marriott International, Inc./DE–Class A	795	62,034
McDonald’s Corp.	3,680	344,816
McDonald’s Holdings Co. Japan Ltd.(d)	500	10,944
Merlin Entertainments PLC(e)	3,228	19,974
MGM China Holdings Ltd.	14,013	35,382
Oriental Land Co., Ltd./Japan	300	69,184
Royal Caribbean Cruises Ltd.	627	51,684
Sands China Ltd.	10,875	53,010
SJM Holdings Ltd.	13,014	20,474
Sodexo SA	572	55,990
Starbucks Corp.	2,810	230,561
Starwood Hotels & Resorts Worldwide, Inc.	695	56,344
Tatts Group Ltd.	6,512	18,315

12

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TUI AG(a)	2,748	$45,828
TUI AG (Dividend)(a)	952	15,298
Whitbread PLC	1,102	81,555
William Hill PLC	3,391	19,054
Wyndham Worldwide Corp.	450	38,592
Wynn Macau Ltd.	35,799	100,102
Wynn Resorts Ltd.	310	46,116
Yum! Brands, Inc.	1,645	119,838

		2,119,400

HOUSEHOLD DURABLES–0.2%
Casio Computer Co., Ltd.(d)	800	12,238
DR Horton, Inc.	1,205	30,474
Electrolux AB–Class B	2,430	71,003
Garmin Ltd.(d)	470	24,830
Harman International Industries, Inc.	240	25,610
Iida Group Holdings Co., Ltd.	2,879	35,071
Leggett & Platt, Inc.	475	20,240
Lennar Corp.–Class A(d)	650	29,127
Mohawk Industries, Inc.(a)	250	38,840
Newell Rubbermaid, Inc.	1,025	39,042
Nikon Corp.	1,500	19,930
Panasonic Corp.	13,400	157,831
Persimmon PLC(a)	1,857	45,355
PulteGroup, Inc.	1,235	26,503
Rinnai Corp.	200	13,438
Sekisui Chemical Co., Ltd.	2,000	24,062
Sekisui House Ltd.	3,000	39,474
Sharp Corp./Japan(a)(d)	9,000	19,911
Sony Corp.	6,400	130,619
Whirlpool Corp.	300	58,122

		861,720

INTERNET & CATALOG RETAIL–0.2%
Amazon.com, Inc.(a)	1,430	443,800
Expedia, Inc.	382	32,608
Netflix, Inc.(a)	226	77,204
Priceline Group, Inc. (The)(a)	197	224,621
Rakuten, Inc.	4,835	67,235
TripAdvisor, Inc.(a)	412	30,760

		876,228

LEISURE PRODUCTS–0.0%
Bandai Namco Holdings, Inc.	900	19,054
Hasbro, Inc.	400	21,996
Mattel, Inc.	1,235	38,217
Sankyo Co., Ltd.(d)	300	10,291
Sega Sammy Holdings, Inc.	2,500	31,985
Shimano, Inc.	400	51,809

		173,352

MEDIA–0.8%
Altice SA(a)	239	18,873
Axel Springer SE	401	24,186
Cablevision Systems Corp.–Class A(d)	780	16,099
CBS Corp.–Class B	1,790	99,059

Comcast Corp.–Class A	9,720	$563,857
Dentsu, Inc.	1,300	54,654
DIRECTV(a)	1,865	161,696
Discovery Communications, Inc.–Class A(a)	545	18,775
Discovery Communications, Inc.–Class C(a)	995	33,551
Eutelsat Communications SA	1,052	34,021
Gannett Co., Inc.	800	25,544
Hakuhodo DY Holdings, Inc.	2,490	23,829
Interpublic Group of Cos., Inc. (The)	1,495	31,051
ITV PLC	23,254	77,569
JCDecaux SA	1,374	47,308
Kabel Deutschland Holding AG(a)	201	27,239
Lagardere SCA	2,184	56,876
News Corp.–Class A(a)	1,808	28,368
Numericable-SFR(a)	770	38,145
Omnicom Group, Inc.	960	74,371
Pearson PLC	4,977	91,916
ProSiebenSat.1 Media AG	1,328	55,488
Publicis Groupe SA	807	57,874
REA Group Ltd.	1,002	36,737
Reed Elsevier NV	5,063	120,908
Reed Elsevier PLC	6,934	118,446
RTL Group SA	312	29,372
Scripps Networks Interactive, Inc.–Class A	370	27,850
SES SA	1,845	66,340
Singapore Press Holdings Ltd.(d)	6,000	19,047
Sky PLC	6,268	87,478
Telenet Group Holding NV(a)	459	25,758
Time Warner Cable, Inc.–Class A	1,065	161,944
Time Warner, Inc.	3,195	272,917
Toho Co., Ltd./Tokyo	1,000	22,690
Twenty-First Century Fox, Inc.–Class A	7,035	270,179
Viacom, Inc.–Class B	1,410	106,103
Walt Disney Co. (The)	5,914	557,040
WPP PLC	7,999	166,313

		3,749,471

MULTILINE RETAIL–0.2%
Dollar General Corp.(a)	1,120	79,184
Dollar Tree, Inc.(a)	750	52,785
Don Quijote Holdings Co., Ltd.	500	34,374
Family Dollar Stores, Inc.	355	28,120
Isetan Mitsukoshi Holdings Ltd.	1,300	16,086
J Front Retailing Co., Ltd.	1,500	17,373
Kohl’s Corp.	780	47,611
Macy’s, Inc.	1,305	85,804
Marks & Spencer Group PLC	9,926	73,496
Next PLC	931	98,739
Nordstrom, Inc.	520	41,283
Target Corp.	2,375	180,286

		755,141

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SPECIALTY RETAIL–0.5%
ABC-Mart, Inc.	500	$24,194
AutoNation, Inc.(a)	285	17,217
AutoZone, Inc.(a)	125	77,389
Bed Bath & Beyond, Inc.(a)	745	56,747
Best Buy Co., Inc.	1,050	40,929
CarMax, Inc.(a)	820	54,596
Dixons Carphone PLC	7,310	52,683
Fast Retailing Co., Ltd.	300	109,168
GameStop Corp.–Class A(d)	415	14,027
Gap, Inc. (The)	1,005	42,320
Hennes & Mauritz AB–Class B	5,764	239,465
Hikari Tsushin, Inc.	200	12,165
Home Depot, Inc. (The)	5,080	533,248
Inditex SA	6,622	188,895
Kingfisher PLC	14,379	76,009
L Brands, Inc.	935	80,924
Lowe’s Cos., Inc.	3,690	253,872
Nitori Holdings Co., Ltd.	400	21,491
O’Reilly Automotive, Inc.(a)	390	75,122
PetSmart, Inc.	380	30,892
Ross Stores, Inc.	800	75,408
Sanrio Co., Ltd.(d)	500	12,354
Shimamura Co., Ltd.	200	17,259
Sports Direct International PLC(a)	1,618	17,799
Staples, Inc.	2,415	43,760
Tiffany & Co.	405	43,278
TJX Cos., Inc. (The)	2,570	176,251
Tractor Supply Co.	515	40,592
Urban Outfitters, Inc.(a)	335	11,769
USS Co., Ltd.	1,310	20,128
Yamada Denki Co., Ltd.(d)	2,700	9,059

		2,469,010

TEXTILES, APPAREL & LUXURY GOODS–0.4%
Adidas AG	932	64,723
Asics Corp.	1,000	24,075
Burberry Group PLC	2,695	68,377
Christian Dior SA	331	56,647
Cie Financiere Richemont SA	3,169	280,959
Coach, Inc.	1,030	38,687
Fossil Group, Inc.(a)	169	18,715
Hermes International	156	55,549
HUGO BOSS AG	623	76,213
Kering	338	64,954
Li & Fung Ltd.	48,000	44,938
Luxottica Group SpA	1,559	85,462
LVMH Moet Hennessy Louis Vuitton SA(d)	1,695	268,491
Michael Kors Holdings Ltd.(a)	759	57,001
NIKE, Inc.–Class B	2,660	255,759
Pandora A/S	700	56,740
PVH Corp.	295	37,810
Ralph Lauren Corp.	240	44,438
Swatch Group AG (The)	137	60,863
Swatch Group AG (The) (REG)	522	45,154

Under Armour, Inc.–Class A(a)	647	$43,931
VF Corp.	1,310	98,119

		1,847,605

		17,648,533

INFORMATION TECHNOLOGY–3.5%
COMMUNICATIONS EQUIPMENT–0.3%
Alcatel-Lucent(a)	12,407	44,382
Cisco Systems, Inc.	19,090	530,988
F5 Networks, Inc.(a)	280	36,530
Harris Corp.	395	28,369
Juniper Networks, Inc.	1,490	33,257
Motorola Solutions, Inc.	845	56,683
Nokia Oyj	22,736	179,815
QUALCOMM, Inc.	6,270	466,049
Telefonaktiebolaget LM Ericsson–Class B	18,476	223,709

		1,599,782

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.3%
Amphenol Corp.–Class A	1,150	61,882
Citizen Holdings Co., Ltd.	2,800	21,544
Corning, Inc.	4,805	110,179
FLIR Systems, Inc.	510	16,478
Hamamatsu Photonics KK	600	28,562
Hexagon AB–Class B	2,435	75,119
Hirose Electric Co., Ltd.	300	34,807
Hitachi High-Technologies Corp.	600	17,236
Hitachi Ltd.	29,000	214,042
Hoya Corp.	2,600	87,945
Keyence Corp.	300	133,678
Kyocera Corp.	1,900	86,943
Murata Manufacturing Co., Ltd.	1,200	130,945
Omron Corp.	1,200	53,683
Shimadzu Corp.	2,000	20,344
TDK Corp.	600	35,337
TE Connectivity Ltd.	1,510	95,507
Yaskawa Electric Corp.	2,000	25,546
Yokogawa Electric Corp.	1,100	12,070

		1,261,847

INTERNET SOFTWARE & SERVICES–0.5%
Akamai Technologies, Inc.(a)	655	41,239
eBay, Inc.(a)	4,235	237,668
Facebook, Inc.–Class A(a)	7,838	611,521
Google, Inc.–Class A(a)	1,089	577,889
Google, Inc.–Class C(a)	1,089	573,249
Kakaku.com, Inc.(d)	961	13,749
Mixi, Inc.(d)	409	15,080
United Internet AG	1,223	55,090
VeriSign, Inc.(a)(d)	425	24,225
Yahoo Japan Corp.	6,408	22,966
Yahoo!, Inc.(a)	3,465	175,017

		2,347,693

14

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

IT SERVICES–0.5%
Accenture PLC–Class A	2,385	$213,004
Alliance Data Systems Corp.(a)	230	65,792
Amadeus IT Holding SA–Class A	2,581	102,794
AtoS	677	53,791
Automatic Data Processing, Inc.	1,820	151,733
Cap Gemini SA	854	61,076
Cognizant Technology Solutions Corp.–Class A(a)	2,280	120,065
Computer Sciences Corp.	540	34,047
Computershare Ltd.	3,663	35,039
Fidelity National Information Services, Inc.	1,070	66,554
Fiserv, Inc.(a)	950	67,422
Fujitsu Ltd.	11,000	58,648
International Business Machines Corp.	3,476	557,689
MasterCard, Inc.–Class A	3,710	319,654
Nomura Research Institute Ltd.	600	18,351
NTT Data Corp.	500	18,627
Otsuka Corp.	600	19,025
Paychex, Inc.	1,195	55,173
Teradata Corp.(a)	545	23,806
Total System Services, Inc.	610	20,716
Visa, Inc.–Class A	1,875	491,625
Western Union Co. (The)–Class W	1,930	34,566
Xerox Corp.	4,045	56,064

		2,645,261

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.4%
Altera Corp.	1,110	41,003
Analog Devices, Inc.	1,180	65,514
Applied Materials, Inc.	4,535	113,012
ARM Holdings PLC	8,527	130,995
ASM Pacific Technology Ltd.	900	8,569
ASML Holding NV	1,801	194,594
Avago Technologies Ltd.	926	93,146
Broadcom Corp.–Class A	2,020	87,527
Infineon Technologies AG	4,860	51,428
Intel Corp.	18,540	672,817
KLA-Tencor Corp.	610	42,895
Lam Research Corp.	629	49,905
Linear Technology Corp.	890	40,584
Microchip Technology, Inc.	745	33,607
Micron Technology, Inc.(a)	3,970	138,990
NVIDIA Corp.	1,885	37,794
Rohm Co., Ltd.	400	24,101
STMicroelectronics NV	4,174	31,144
Texas Instruments, Inc.	3,975	212,523
Tokyo Electron Ltd.	800	60,664
Xilinx, Inc.	985	42,641

		2,173,453

SOFTWARE–0.7%
Adobe Systems, Inc.(a)	1,760	127,952
Autodesk, Inc.(a)	825	49,549

CA, Inc.	1,185	$36,083
Citrix Systems, Inc.(a)	630	40,194
COLOPL, Inc.	1,046	23,506
Dassault Systemes	924	56,346
Electronic Arts, Inc.(a)	1,135	53,362
Gemalto NV(d)	323	26,361
GungHo Online Entertainment, Inc.(d)	4,000	14,482
Intuit, Inc.	1,050	96,799
Konami Corp.	1,300	23,833
Microsoft Corp.	30,920	1,436,234
Nexon Co., Ltd.	2,595	24,191
NICE-Systems Ltd.	208	10,519
Nintendo Co., Ltd.	600	62,615
Oracle Corp.	12,200	548,634
Oracle Corp. Japan(d)	500	20,373
Red Hat, Inc.(a)	690	47,707
Sage Group PLC (The)	6,586	47,568
Salesforce.com, Inc.(a)	2,134	126,568
SAP SE	5,594	390,620
Symantec Corp.	2,555	65,549
Trend Micro, Inc./Japan(d)	500	13,817

		3,342,862

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.8%
Apple, Inc.	22,202	2,450,657
Brother Industries Ltd.	800	14,502
Canon, Inc.(d)	6,900	219,308
EMC Corp./MA	7,555	224,686
Fujifilm Holdings Corp.	2,800	85,438
Hewlett-Packard Co.	6,960	279,305
Konica Minolta, Inc.	2,000	21,792
NEC Corp.	16,000	46,496
NetApp, Inc.	1,190	49,325
Ricoh Co., Ltd.	4,000	40,436
SanDisk Corp.	870	85,243
Seagate Technology PLC	1,200	79,800
Seiko Epson Corp.	600	25,106
Western Digital Corp.	830	91,881

		3,713,975

		17,084,873

INDUSTRIALS–3.5%
AEROSPACE & DEFENSE–0.6%
Airbus Group NV	3,570	176,494
BAE Systems PLC	19,161	140,128
Boeing Co. (The)	2,510	326,250
Cobham PLC	7,675	38,529
General Dynamics Corp.	1,210	166,520
Honeywell International, Inc.	2,955	295,264
L-3 Communications Holdings, Inc.	325	41,018
Lockheed Martin Corp.	1,050	202,199
Meggitt PLC	4,891	39,344
Northrop Grumman Corp.	790	116,438
Precision Castparts Corp.	540	130,075
Raytheon Co.	1,150	124,396

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Rockwell Collins, Inc.	500	$42,240
Rolls-Royce Holdings PLC(a)	11,452	153,844
Safran SA	1,646	101,550
Singapore Technologies Engineering Ltd.	19,000	48,632
Textron, Inc.	1,005	42,321
Thales SA	694	37,550
United Technologies Corp.	3,225	370,875
Zodiac Aerospace	1,135	38,213

		2,631,880

AIR FREIGHT & LOGISTICS–0.2%
Bollore SA	11,606	52,855
CH Robinson Worldwide, Inc.	565	42,313
Deutsche Post AG	5,875	190,713
Expeditors International of Washington, Inc.	720	32,119
FedEx Corp.	1,015	176,265
Kuehne & Nagel International AG	432	58,681
Royal Mail PLC	2,926	19,499
United Parcel Service, Inc.–Class B	2,655	295,156
Yamato Holdings Co., Ltd.	2,200	43,564

		911,165

AIRLINES–0.1%
ANA Holdings, Inc.	8,000	19,781
Cathay Pacific Airways Ltd.	20,000	43,535
Delta Air Lines, Inc.	3,152	155,047
Deutsche Lufthansa AG (REG)	3,330	55,181
easyJet PLC	964	24,948
International Consolidated Airlines Group SA(a)	6,202	46,200
Japan Airlines Co., Ltd.	900	26,684
Singapore Airlines Ltd.	3,000	26,200
Southwest Airlines Co.	2,555	108,128

		505,704

BUILDING PRODUCTS–0.1%
Allegion PLC	335	18,579
Asahi Glass Co., Ltd.(d)	4,000	19,473
Assa Abloy AB–Class B	1,164	61,478
Cie de Saint-Gobain	2,759	116,873
Daikin Industries Ltd.	1,400	89,774
Geberit AG	168	56,835
LIXIL Group Corp.	1,200	25,255
Masco Corp.	1,305	32,886
TOTO Ltd.	2,000	23,265

		444,418

COMMERCIAL SERVICES & SUPPLIES–0.1%
ADT Corp. (The)(d)	647	23,441
Aggreko PLC	1,141	26,608
Babcock International Group PLC	1,139	18,659
Brambles Ltd.	9,492	81,766
Cintas Corp.	335	26,277

Dai Nippon Printing Co., Ltd.	3,000	$27,020
Edenred	818	22,623
G4S PLC	12,380	53,403
ISS A/S(a)	954	27,383
Pitney Bowes, Inc.	705	17,181
Republic Services, Inc.–Class A	950	38,237
Secom Co., Ltd.	1,300	74,691
Societe BIC SA	221	29,376
Stericycle, Inc.(a)	310	40,635
Toppan Printing Co., Ltd.	2,000	12,995
Tyco International PLC	1,645	72,150
Waste Management, Inc.	1,595	81,855

		674,300

CONSTRUCTION & ENGINEERING–0.1%
ACS Actividades de Construccion y Servicios SA	1,064	37,086
Bouygues SA	1,739	62,792
Chiyoda Corp.	4,000	33,140
Ferrovial SA	1,957	38,686
Fluor Corp.	565	34,256
Jacobs Engineering Group, Inc.(a)	465	20,781
JGC Corp.	1,000	20,587
Kajima Corp.	7,000	28,786
Leighton Holdings Ltd.	1,344	24,472
Obayashi Corp.	3,000	19,339
OCI NV(a)	320	11,126
Quanta Services, Inc.(a)	765	21,718
Shimizu Corp.	4,000	27,168
Skanska AB–Class B	3,301	70,874
Taisei Corp.	5,000	28,360
Vinci SA	2,970	162,170

		641,341

ELECTRICAL EQUIPMENT–0.3%
ABB Ltd. (REG)(a)	13,350	282,461
Alstom SA(a)	1,012	32,640
AMETEK, Inc.	899	47,314
Eaton Corp. PLC	1,794	121,920
Emerson Electric Co.	2,600	160,498
First Solar, Inc.(a)	270	12,041
Fuji Electric Co., Ltd.	4,000	15,948
Legrand SA	1,194	62,635
Mitsubishi Electric Corp.	12,000	142,537
Nidec Corp.	1,300	83,961
Osram Licht AG(a)	292	11,464
Prysmian SpA	1,074	19,572
Rockwell Automation, Inc.	530	58,936
Schneider Electric SE (Paris)	3,189	232,252
Vestas Wind Systems A/S(a)	1,008	36,607

		1,320,786

INDUSTRIAL CONGLOMERATES–0.6%
3M Co.	2,455	403,406
Danaher Corp.	2,290	196,276
General Electric Co.	37,620	950,657

16

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Hutchison Whampoa Ltd.	10,000	$114,444
Keihan Electric Railway Co., Ltd.	5,000	26,756
Keppel Corp., Ltd.	13,000	86,650
Koninklijke Philips NV	7,299	211,569
Roper Industries, Inc.	375	58,631
Seibu Holdings, Inc.(d)	955	19,470
Siemens AG	4,814	540,150
Smiths Group PLC	2,461	41,847
Toshiba Corp.	24,000	101,215

		2,751,071

MACHINERY–0.7%
Alfa Laval AB	3,611	68,283
Amada Co., Ltd.	3,000	25,706
Andritz AG	485	26,663
Atlas Copco AB–Class A	3,037	84,506
Atlas Copco AB–Class B	3,579	91,615
Caterpillar, Inc.	2,385	218,299
CNH Industrial NV	8,194	66,331
Cummins, Inc.	650	93,711
Deere & Co.	1,335	118,107
Dover Corp.	635	45,542
FANUC Corp.	1,200	197,856
Flowserve Corp.	510	30,513
GEA Group AG	896	39,394
Hino Motors Ltd.	2,000	26,327
Hitachi Construction Machinery Co., Ltd.	700	14,800
IHI Corp.	8,000	40,516
Illinois Tool Works, Inc.	1,375	130,213
IMI PLC	1,648	32,241
Ingersoll-Rand PLC	1,005	63,707
Joy Global, Inc.	385	17,910
JTEKT Corp.	1,400	23,562
Kawasaki Heavy Industries Ltd.	9,000	40,928
Komatsu Ltd.	5,700	126,015
Kone Oyj–Class B	1,900	86,503
Kubota Corp.	7,000	101,603
Kurita Water Industries Ltd.	1,200	25,023
Makita Corp.	700	31,543
MAN SE	407	45,327
Melrose Industries PLC	4,948	20,482
Metso Oyj	571	17,096
Minebea Co. Ltd.	2,000	29,536
Mitsubishi Heavy Industries Ltd.	18,000	99,335
Nabtesco Corp.	1,000	24,169
NGK Insulators Ltd.	2,000	40,997
NSK Ltd.	2,000	23,613
PACCAR, Inc.	1,310	89,093
Pall Corp.	395	39,978
Parker-Hannifin Corp.	545	70,278
Pentair PLC	710	47,158
Sandvik AB	12,165	118,281
Schindler Holding AG	413	59,622
Schindler Holding AG (REG)	271	38,870
SembCorp Marine Ltd.(d)	7,000	17,176
SKF AB–Class B	1,658	34,927
SMC Corp./Japan	300	78,667

Snap-On, Inc.	220	$30,083
Stanley Black & Decker, Inc.	615	59,089
Sumitomo Heavy Industries Ltd.	6,000	32,274
THK Co., Ltd.	800	19,226
Vallourec SA(d)	641	17,372
Volvo AB–Class B	6,759	72,886
Wartsila Oyj Abp	793	35,493
Weir Group PLC (The)	950	27,242
Xylem, Inc./NY	685	26,078
Zardoya Otis SA	2,136	23,687

		3,105,452

MARINE–0.0%
AP Moeller–Maersk A/S–Class A	15	28,704
AP Moeller–Maersk A/S–Class B	43	85,525
Mitsui OSK Lines Ltd.	12,000	35,553
Nippon Yusen KK	10,000	28,245

		178,027

PROFESSIONAL SERVICES–0.1%
Adecco SA(a)	1,033	71,008
Bureau Veritas SA	1,236	27,385
Capita PLC	4,013	67,289
Dun & Bradstreet Corp. (The)	165	19,958
Equifax, Inc.	455	36,796
Experian PLC	6,015	101,394
Intertek Group PLC	720	26,058
Nielsen NV	1,116	49,919
Randstad Holding NV	1,613	77,612
Recruit Holdings Co., Ltd.(a)	653	18,754
Robert Half International, Inc.	485	28,314
SGS SA	24	49,007

		573,494

ROAD & RAIL–0.3%
Asciano Ltd.	8,374	41,010
Aurizon Holdings Ltd.	12,975	48,556
Central Japan Railway Co.	875	131,142
CSX Corp.	3,710	134,413
DSV A/S	1,630	49,632
East Japan Railway Co.	2,000	150,742
Hankyu Hanshin Holdings, Inc.	5,000	26,820
Kansas City Southern	420	51,253
Keikyu Corp.(d)	2,000	14,797
Keio Corp.	3,000	21,581
Keisei Electric Railway Co., Ltd.	2,000	24,319
Kintetsu Corp.	8,000	26,303
MTR Corp., Ltd.	15,500	63,415
Nagoya Railroad Co., Ltd.	4,000	14,893
Nippon Express Co., Ltd.	3,000	15,203
Norfolk Southern Corp.	1,190	130,436
Odakyu Electric Railway Co., Ltd.	4,000	35,432
Ryder System, Inc.	215	19,963
Tobu Railway Co., Ltd.	6,000	25,657
Tokyu Corp.	5,000	30,982
Union Pacific Corp.	3,400	405,042
West Japan Railway Co.	751	35,506

		1,497,097

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TRADING COMPANIES & DISTRIBUTORS–0.2%
Ashtead Group PLC	3,056	$54,274
Brenntag AG	567	31,701
Bunzl PLC	2,030	55,494
Fastenal Co.(d)	1,030	48,987
ITOCHU Corp.	9,000	96,076
Marubeni Corp.	10,000	59,834
Mitsubishi Corp.	8,400	153,721
Mitsui & Co., Ltd.	10,400	139,289
Noble Group Ltd.	24,000	20,475
Sumitomo Corp.	6,800	69,841
Toyota Tsusho Corp.	1,300	30,199
Travis Perkins PLC	1,926	55,438
United Rentals, Inc.(a)	350	35,703
Wolseley PLC	1,840	105,196
WW Grainger, Inc.	230	58,625

		1,014,853

TRANSPORTATION INFRASTRUCTURE–0.1%
Abertis Infraestructuras SA	2,454	48,662
Aeroports de Paris	305	36,882
Atlantia SpA	2,911	67,658
Auckland International Airport Ltd.	6,289	20,693
Groupe Eurotunnel SA	2,068	26,698
Hutchison Port Holdings Trust–Class U	43,553	29,932
Kamigumi Co., Ltd.	3,000	26,724
Mitsubishi Logistics Corp.	1,000	14,544
Sydney Airport	15,829	60,601
Transurban Group	10,995	76,621

		409,015

		16,658,603

CONSUMER STAPLES–3.1%
BEVERAGES–0.7%
Anheuser-Busch InBev NV	4,882	549,427
Asahi Group Holdings Ltd.	2,300	71,156
Brown-Forman Corp.–Class B	602	52,880
Carlsberg A/S–Class B	695	53,376
Coca-Cola Amatil Ltd.	3,316	25,036
Coca-Cola Co. (The)	14,780	624,011
Coca-Cola Enterprises, Inc.	850	37,587
Coca-Cola HBC AG(a)	892	16,983
Constellation Brands, Inc.–Class A(a)	620	60,865
Diageo PLC	15,252	436,925
Dr Pepper Snapple Group, Inc.	720	51,610
Heineken NV	1,401	99,482
Kirin Holdings Co., Ltd.	5,000	62,129
Molson Coors Brewing Co.–Class B	600	44,712
Monster Beverage Corp.(a)	560	60,676
PepsiCo, Inc.	5,675	536,628
Pernod Ricard SA	1,289	143,256
Remy Cointreau SA	195	13,010
SABMiller PLC (London)	5,871	306,062

Suntory Beverage & Food Ltd.(d)	848	$29,298
Treasury Wine Estates Ltd.	5,315	20,515

		3,295,624

FOOD & STAPLES RETAILING–0.6%
Aeon Co., Ltd.	4,000	40,198
Carrefour SA	3,792	115,396
Casino Guichard Perrachon SA	482	44,327
Colruyt SA	393	18,270
Costco Wholesale Corp.	1,665	236,014
CVS Health Corp.	4,330	417,022
Delhaize Group SA	624	45,443
Distribuidora Internacional de Alimentacion SA	4,415	29,916
FamilyMart Co., Ltd.	400	15,066
J Sainsbury PLC(d)	5,506	21,026
Jeronimo Martins SGPS SA	1,190	11,924
Koninklijke Ahold NV	5,462	97,075
Kroger Co. (The)	1,815	116,541
Lawson, Inc.	600	36,257
Metro AG(a)	1,551	47,411
Safeway, Inc.	845	29,676
Seven & I Holdings Co., Ltd.	4,600	165,468
Sysco Corp.	2,155	85,532
Tesco PLC	49,315	143,788
Wal-Mart Stores, Inc.	5,913	507,809
Walgreens Boots Alliance, Inc.	3,295	251,079
Wesfarmers Ltd.	6,821	230,943
Whole Foods Market, Inc.	1,320	66,554
WM Morrison Supermarkets PLC	18,352	52,363
Woolworths Ltd.	7,649	190,075

		3,015,173

FOOD PRODUCTS–0.9%
Ajinomoto Co., Inc.	3,000	55,851
Archer-Daniels-Midland Co.	2,415	125,580
Aryzta AG(a)	470	36,119
Associated British Foods PLC	2,163	105,747
Barry Callebaut AG(a)	25	25,631
Calbee, Inc.	698	24,044
Campbell Soup Co.	675	29,700
Chocoladefabriken Lindt & Sprungli AG (REG)	1	57,702
ConAgra Foods, Inc.	1,585	57,504
Danone SA	3,518	230,000
General Mills, Inc.	2,285	121,859
Golden Agri-Resources Ltd.	48,000	16,613
Hershey Co. (The)	550	57,161
Hormel Foods Corp.	475	24,747
JM Smucker Co. (The)	395	39,887
Kellogg Co.	965	63,150
Kerry Group PLC–Class A	961	66,392
Keurig Green Mountain, Inc.	478	63,285
Kikkoman Corp.	1,000	24,509
Kraft Foods Group, Inc.	2,228	139,606
McCormick & Co., Inc./MD	475	35,292
Mead Johnson Nutrition Co.–Class A	760	76,410

18

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MEIJI Holdings Co., Ltd.	300	$27,294
Mondelez International, Inc.–Class A	6,285	228,303
Nestle SA	19,578	1,427,255
NH Foods Ltd.	1,000	21,878
Nisshin Seifun Group, Inc.	1,500	14,521
Nissin Foods Holdings Co., Ltd.	400	19,065
Orkla ASA	5,657	38,510
Tate & Lyle PLC	2,078	19,470
Toyo Suisan Kaisha Ltd.	1,000	32,199
Tyson Foods, Inc.–Class A	1,075	43,097
Unilever NV	9,903	387,383
Unilever PLC	7,792	316,575
Wilmar International Ltd.	9,000	21,930
Yakult Honsha Co., Ltd.	400	21,114

		4,095,383

HOUSEHOLD PRODUCTS–0.4%
Clorox Co. (The)	470	48,979
Colgate-Palmolive Co.	3,200	221,408
Henkel AG & Co. KGaA	579	56,087
Henkel AG & Co. KGaA (Preference Shares)	1,082	116,550
Kimberly-Clark Corp.	1,415	163,489
Procter & Gamble Co. (The)	10,165	925,930
Reckitt Benckiser Group PLC	3,945	319,521
Svenska Cellulosa AB SCA–Class B	4,979	107,341
Unicharm Corp.	2,300	55,129

		2,014,434

PERSONAL PRODUCTS–0.1%
Avon Products, Inc.	1,555	14,602
Beiersdorf AG	630	51,152
Estee Lauder Cos., Inc. (The)–Class A	840	64,008
Kao Corp.	3,100	122,247
L’Oreal SA	1,526	255,409
Shiseido Co., Ltd.	1,600	22,439

		529,857

TOBACCO–0.4%
Altria Group, Inc.	7,410	365,091
British American Tobacco PLC	11,316	613,225
Imperial Tobacco Group PLC	5,811	255,797
Japan Tobacco, Inc.	6,678	183,797
Lorillard, Inc.	1,340	84,340
Philip Morris International, Inc.	5,850	476,482
Reynolds American, Inc.	1,135	72,946
Swedish Match AB	831	26,039

		2,077,717

		15,028,188

ENERGY–2.1%
ENERGY EQUIPMENT & SERVICES–0.3%
Amec Foster Wheeler PLC	1,606	21,210
Baker Hughes, Inc.	1,610	90,273
Cameron International Corp.(a)	770	38,461

Diamond Offshore Drilling, Inc.(d)	240	$8,810
Ensco PLC–Class A(d)	850	25,457
FMC Technologies, Inc.(a)	860	40,282
Halliburton Co.(d)	3,190	125,463
Helmerich & Payne, Inc.	435	29,328
Nabors Industries Ltd.	1,065	13,824
National Oilwell Varco, Inc.	1,605	105,176
Noble Corp. PLC	925	15,327
Petrofac Ltd.	3,159	34,414
Saipem SpA(a)	1,479	15,504
Schlumberger Ltd.	4,885	417,228
Seadrill Ltd.(d)	3,774	43,666
Subsea 7 SA(d)	1,066	10,908
Technip SA	568	33,834
Tenaris SA	4,173	63,058
Transocean Ltd.(d)	1,250	22,913
Transocean Ltd. (Zurich)(d)	2,638	48,407
WorleyParsons Ltd.	2,661	21,797

		1,225,340

OIL, GAS & CONSUMABLE FUELS–1.8%
Anadarko Petroleum Corp.	1,895	156,338
Apache Corp.	1,445	90,558
BG Group PLC	20,707	277,095
BP PLC	111,844	709,938
Cabot Oil & Gas Corp.	1,540	45,599
Caltex Australia Ltd.	1,410	39,123
Chesapeake Energy Corp.	1,945	38,064
Chevron Corp.	7,130	799,843
Cimarex Energy Co.	327	34,662
ConocoPhillips	4,620	319,057
CONSOL Energy, Inc.	840	28,400
Delek Group Ltd.	11	2,759
Denbury Resources, Inc.(d)	1,310	10,650
Devon Energy Corp.	1,420	86,918
ENI SpA	15,444	270,524
EOG Resources, Inc.	2,060	189,664
EQT Corp.	590	44,663
Exxon Mobil Corp.	16,037	1,482,621
Galp Energia SGPS SA	2,341	23,773
Hess Corp.	990	73,082
Idemitsu Kosan Co., Ltd.	1,200	19,816
Inpex Corp.	5,327	59,305
JX Holdings, Inc.	14,000	54,482
Kinder Morgan, Inc./DE	6,389	270,319
Koninklijke Vopak NV	502	26,045
Lundin Petroleum AB(a)	856	12,250
Marathon Oil Corp.	2,505	70,866
Marathon Petroleum Corp.	1,062	95,856
Murphy Oil Corp.	605	30,565
Neste Oil Oyj	572	13,885
Newfield Exploration Co.(a)	470	12,746
Noble Energy, Inc.	1,350	64,031
Occidental Petroleum Corp.	2,950	237,799
OMV AG	894	23,739
ONEOK, Inc.	770	38,338

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Origin Energy Ltd.	4,903	$46,389
Phillips 66	2,110	151,287
Pioneer Natural Resources Co.	565	84,100
QEP Resources, Inc.	575	11,627
Range Resources Corp.	650	34,743
Repsol SA(d)	6,329	118,484
Royal Dutch Shell PLC–Class A	23,936	798,813
Royal Dutch Shell PLC–Class B	14,816	511,909
Santos Ltd.	4,317	28,837
Southwestern Energy Co.(a)	1,295	35,341
Spectra Energy Corp.	2,485	90,206
Statoil ASA	6,775	119,286
Tesoro Corp.	475	35,316
TonenGeneral Sekiyu KK(d)	2,000	17,073
Total SA	12,995	665,760
Tullow Oil PLC	4,387	28,271
Valero Energy Corp.	1,975	97,763
Williams Cos., Inc. (The)	2,505	112,575
Woodside Petroleum Ltd.	4,502	139,235

		8,880,388

		10,105,728

MATERIALS–1.6%
CHEMICALS–0.9%
Air Liquide SA	2,092	258,863
Air Products & Chemicals, Inc.	720	103,846
Air Water, Inc.	1,000	15,839
Airgas, Inc.	240	27,643
Akzo Nobel NV	704	48,710
Arkema SA	450	29,762
Asahi Kasei Corp.	8,000	72,979
BASF SE	5,576	467,720
CF Industries Holdings, Inc.	190	51,783
Croda International PLC	1,144	47,218
Daicel Corp.	3,000	35,041
Dow Chemical Co. (The)	4,225	192,702
Eastman Chemical Co.	580	43,999
Ecolab, Inc.	1,040	108,701
EI du Pont de Nemours & Co.	3,445	254,723
EMS-Chemie Holding AG (REG)	109	44,126
FMC Corp.	480	27,374
Givaudan SA(a)	56	100,456
Hitachi Chemical Co., Ltd.(d)	900	15,900
Incitec Pivot Ltd.	7,611	19,688
International Flavors & Fragrances, Inc.	300	30,408
Israel Chemicals Ltd.	4,414	31,760
Israel Corp., Ltd. (The)(a)	16	7,573
Johnson Matthey PLC	1,244	65,448
JSR Corp.	800	13,731
K&S AG	1,472	40,620
Kansai Paint Co., Ltd.	1,000	15,492
Kuraray Co., Ltd.	3,000	34,085
Lanxess AG	1,319	61,086
Linde AG	1,128	207,780
LyondellBasell Industries NV–Class A	1,599	126,945

Mitsubishi Chemical Holdings Corp.	6,000	$29,103
Mitsubishi Gas Chemical Co., Inc.	5,000	25,094
Mitsui Chemicals, Inc.	8,000	22,659
Monsanto Co.	1,990	237,745
Mosaic Co. (The)	1,180	53,867
Nippon Paint Holdings Co., Ltd.	1,000	28,978
Nitto Denko Corp.	900	50,288
Novozymes A/S–Class B	1,531	64,445
Orica Ltd.	2,259	34,616
PPG Industries, Inc.	550	127,133
Praxair, Inc.	1,090	141,220
Sherwin-Williams Co. (The)	315	82,858
Shin-Etsu Chemical Co., Ltd.	2,500	162,749
Sigma-Aldrich Corp.	455	62,458
Sika AG	6	17,700
Solvay SA	360	48,713
Sumitomo Chemical Co., Ltd.	7,000	27,557
Symrise AG	547	32,954
Syngenta AG	564	181,415
Taiyo Nippon Sanso Corp.(d)	2,000	22,017
Teijin Ltd.	5,000	13,290
Toray Industries, Inc.	9,000	71,910
Umicore SA	509	20,482
Yara International ASA	1,297	57,759

		4,219,011

CONSTRUCTION MATERIALS–0.1%
CRH PLC	4,489	107,940
Fletcher Building Ltd.	4,446	28,645
HeidelbergCement AG	856	60,416
Holcim Ltd.(a)	1,390	99,363
Imerys SA	448	32,960
James Hardie Industries PLC	3,449	36,819
Lafarge SA	832	58,406
Martin Marietta Materials, Inc.	227	25,043
Taiheiyo Cement Corp.	5,000	15,687
Vulcan Materials Co.	465	30,564

		495,843

CONTAINERS & PACKAGING–0.1%
Amcor Ltd./Australia	7,326	80,603
Avery Dennison Corp.	335	17,380
Ball Corp.	510	34,767
MeadWestvaco Corp.	620	27,522
Owens-Illinois, Inc.(a)	560	15,114
Rexam PLC	3,136	22,077
Sealed Air Corp.	790	33,520
Toyo Seikan Group Holdings Ltd.	1,700	21,117

		252,100

METALS & MINING–0.5%
Alcoa, Inc.	4,370	69,002
Allegheny Technologies, Inc.	385	13,386
Anglo American PLC	8,479	156,899
Antofagasta PLC	1,773	20,659
ArcelorMittal (Euronext Amsterdam)	6,075	66,557

20

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

BHP Billiton Ltd.	19,498	$460,984
BHP Billiton PLC	12,822	274,793
Boliden AB	1,652	26,407
Fortescue Metals Group Ltd.(d)	18,067	39,669
Freeport-McMoRan, Inc.	3,875	90,520
Fresnillo PLC	1,459	17,340
Glencore PLC(a)	64,454	297,508
Hitachi Metals Ltd.	1,000	16,991
Iluka Resources Ltd.	2,008	9,643
JFE Holdings, Inc.	3,000	66,903
Kobe Steel Ltd.	12,000	20,670
Mitsubishi Materials Corp.(d)	7,000	23,222
Newcrest Mining Ltd.(a)	7,017	61,742
Newmont Mining Corp.	1,795	33,925
Nippon Steel & Sumitomo Metal Corp.	46,000	114,109
Norsk Hydro ASA	6,514	36,694
Nucor Corp.	1,210	59,350
Randgold Resources Ltd.	576	39,105
Rio Tinto Ltd.	2,645	124,000
Rio Tinto PLC	7,725	356,100
Sumitomo Metal Mining Co., Ltd.	3,000	44,745
ThyssenKrupp AG(a)	2,036	51,865
Voestalpine AG	713	28,173

		2,620,961

PAPER & FOREST PRODUCTS–0.0%
International Paper Co.	1,565	83,853
Oji Holdings Corp.	4,000	14,311
Stora Enso Oyj–Class R	3,342	29,881
UPM-Kymmene Oyj	3,231	52,950

		180,995

		7,768,910

TELECOMMUNICATION SERVICES–1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.8%
AT&T, Inc.	19,448	653,258
Belgacom SA	795	28,845
Bezeq The Israeli Telecommunication Corp., Ltd.	7,158	12,697
BT Group PLC	49,418	307,383
CenturyLink, Inc.	2,110	83,514
Deutsche Telekom AG	19,275	308,406
Elisa Oyj	635	17,332
Frontier Communications Corp.(d)	3,660	24,412
HKT Trust & HKT Ltd.	18,882	24,544
Iliad SA	163	39,191
Inmarsat PLC	2,586	32,065
Koninklijke KPN NV	28,755	90,790
Level 3 Communications, Inc.(a)	1,047	51,701
Nippon Telegraph & Telephone Corp.	2,300	117,490

Orange SA	11,257	$191,444
Singapore Telecommunications Ltd.	48,000	140,793
Spark New Zealand Ltd.	9,734	23,597
Swisscom AG	154	80,810
TDC A/S	3,390	25,855
Telecom Italia SpA (ordinary shares)(a)	64,157	68,423
Telecom Italia SpA (savings shares)	16,898	14,128
Telefonica Deutschland Holding AG(a)	3,756	19,906
Telefonica SA	25,577	367,222
Telenor ASA	3,853	77,941
TeliaSonera AB	10,613	68,235
Telstra Corp., Ltd.	26,440	128,362
Verizon Communications, Inc.	15,545	727,195
Vivendi SA(a)	7,368	183,393
Windstream Holdings, Inc.(d)	2,175	17,922

		3,926,854

WIRELESS TELECOMMUNICATION SERVICES–0.3%
KDDI Corp.	3,540	222,397
Millicom International Cellular SA	641	47,495
NTT DoCoMo, Inc.	9,275	135,072
SoftBank Corp.	5,800	345,235
StarHub Ltd.	4,000	12,498
Tele2 AB–Class B	3,826	46,362
Vodafone Group PLC	160,882	551,604

		1,360,663

		5,287,517

UTILITIES–1.1%
ELECTRIC UTILITIES–0.5%
American Electric Power Co., Inc.	1,825	110,814
AusNet Services	37,398	40,404
Cheung Kong Infrastructure Holdings Ltd.	7,000	51,611
Chubu Electric Power Co., Inc.(a)	2,900	34,078
Chugoku Electric Power Co., Inc. (The)	1,300	16,997
CLP Holdings Ltd.	12,500	108,484
Contact Energy Ltd.	2,149	10,672
Duke Energy Corp.	2,632	219,877
Edison International	1,215	79,558
EDP–Energias de Portugal SA	14,060	54,520
Electricite de France SA	1,042	28,684
Enel SpA	39,961	178,127
Entergy Corp.	675	59,049
Exelon Corp.	3,197	118,545
FirstEnergy Corp.	1,535	59,850
Fortum Oyj	2,697	58,556
Hokuriku Electric Power Co.	1,600	20,433

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Iberdrola SA	31,314	$211,080
Kansai Electric Power Co., Inc. (The)(a)	3,100	29,491
Kyushu Electric Power Co., Inc.(a)(d)	1,900	19,029
Mighty River Power Ltd.	4,915	11,399
NextEra Energy, Inc.	1,645	174,847
Northeast Utilities	1,160	62,083
Pepco Holdings, Inc.	890	23,968
Pinnacle West Capital Corp.	385	26,299
Power Assets Holdings Ltd.	8,500	82,123
PPL Corp.	2,445	88,827
Red Electrica Corp. SA(d)	657	57,915
Shikoku Electric Power Co., Inc.(a)	2,700	32,750
Southern Co. (The)	3,360	165,010
SSE PLC	5,919	149,556
Tohoku Electric Power Co., Inc.	2,700	31,418
Tokyo Electric Power Co., Inc.(a)	8,800	35,792
Xcel Energy, Inc.	1,870	67,170

		2,519,016

GAS UTILITIES–0.1%
AGL Resources, Inc.	448	24,421
APA Group	3,771	22,797
Enagas SA	1,276	40,246
Gas Natural SDG SA	2,126	53,406
Hong Kong & China Gas Co., Ltd.	32,340	73,516
Osaka Gas Co., Ltd.	11,000	41,084
Snam SpA	14,719	72,848
Toho Gas Co., Ltd.	6,000	29,354
Tokyo Gas Co., Ltd.	14,000	75,539

		433,211

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.1%
AES Corp./VA	2,385	32,841
Electric Power Development Co., Ltd.	500	16,896
Enel Green Power SpA	25,579	53,592
Meridian Energy Ltd.	6,766	9,243
NRG Energy, Inc.	1,240	33,418

		145,990

MULTI-UTILITIES–0.4%
AGL Energy Ltd.	3,037	33,125
Ameren Corp.	910	41,978
CenterPoint Energy, Inc.	1,545	36,199
Centrica PLC	30,469	131,974
CMS Energy Corp.	970	33,708
Consolidated Edison, Inc.	1,080	71,291
Dominion Resources, Inc./VA	2,185	168,026
DTE Energy Co.	670	57,868
E.ON SE	12,148	207,630
GDF Suez	8,789	204,951
Integrys Energy Group, Inc.	300	23,355
National Grid PLC	22,895	324,864

NiSource, Inc.	1,155	$48,995
PG&E Corp.	1,775	94,501
Public Service Enterprise Group, Inc.	1,855	76,816
RWE AG	3,008	92,841
SCANA Corp.	545	32,918
Sempra Energy	860	95,770
Suez Environnement Co.	2,665	46,433
TECO Energy, Inc.	875	17,929
United Utilities Group PLC	4,140	58,804
Veolia Environnement SA	1,552	27,490
Wisconsin Energy Corp.(d)	850	44,829

		1,972,295

WATER UTILITIES–0.0%
Severn Trent PLC	1,575	49,123

		5,119,635

Total Common Stocks (cost $117,601,957)		143,412,581

	Principal Amount (000)
GOVERNMENTS– TREASURIES–19.7%
UNITED STATES–19.7%
U.S. Treasury Bonds
2.75%, 8/15/42	$920	919,713
2.875%, 5/15/43	350	357,984
3.125%, 11/15/41–2/15/43	2,825	3,038,822
3.50%, 2/15/39	358	411,169
3.625%, 8/15/43	2,015	2,369,672
3.75%, 8/15/41	220	265,151
3.875%, 8/15/40	280	341,819
4.25%, 5/15/39	240	308,494
4.375%, 11/15/39–5/15/41	1,258	1,653,500
4.50%, 8/15/39	220	293,184
4.75%, 2/15/37–2/15/41	401	558,371
5.375%, 2/15/31	650	905,988
6.00%, 2/15/26	762	1,044,357
6.25%, 8/15/23–5/15/30	724	1,061,541
6.875%, 8/15/25	325	469,600
7.25%, 5/15/16–8/15/22	4,093	4,690,143
7.50%, 11/15/16	92	103,701
7.625%, 2/15/25	55	82,388
8.00%, 11/15/21	123	171,124
U.S. Treasury Notes
0.375%, 1/31/16	882	882,414
0.50%, 7/31/17	3,520	3,480,125
0.75%, 2/28/18–3/31/18	5,625	5,542,856
0.875%, 11/30/16–4/30/17	2,315	2,321,516
1.00%, 9/30/16–9/30/19	9,170	9,152,241
1.25%, 11/30/18–4/30/19	5,994	5,930,271
1.375%, 11/30/15–2/28/19	10,437	10,471,561
1.50%, 5/31/19–11/30/19	3,225	3,209,005
1.625%, 8/15/22–11/15/22	2,090	2,029,848
1.75%, 5/15/23	1,740	1,694,189
1.875%, 10/31/17	1,100	1,125,868

22

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

2.00%, 4/30/16–2/15/23	$3,760	$3,772,256
2.125%, 12/31/15–8/15/21	825	837,391
2.25%, 11/30/17	584	603,938
2.375%, 7/31/17–8/15/24	1,271	1,301,633
2.50%, 8/15/23–5/15/24	2,242	2,312,343
2.625%, 1/31/18–11/15/20	3,140	3,278,828
2.75%, 5/31/17–11/15/23	3,225	3,382,771
3.00%, 2/28/17	889	931,644
3.125%, 10/31/16–5/15/21	1,111	1,173,405
3.25%, 7/31/16	1,147	1,196,196
3.375%, 11/15/19	1,890	2,047,549
3.625%, 2/15/20–2/15/21	2,129	2,335,770
3.75%, 11/15/18	6,205	6,760,056

Total Governments–Treasuries (cost $93,858,104)		94,820,395

	Shares
INVESTMENT COMPANIES–18.9%
FUNDS AND INVESTMENT TRUSTS–18.9%
iShares Core MSCI Emerging Markets ETF	499,814	23,506,252
iShares International Developed Real Estate ETF	160,190	4,812,108
iShares MSCI All Country Asia ex Japan ETF(d)	98,370	5,993,684
iShares MSCI EAFE ETF	43,003	2,616,303
SPDR S&P 500 ETF Trust	191,843	39,423,736
Vanguard REIT ETF	122,091	9,889,371
Vanguard Small-Cap ETF(d)	41,400	4,829,724

Total Investment Companies (cost $88,006,236)		91,071,178

	Principal Amount (000)
INFLATION-LINKED SECURITIES–5.7%
UNITED STATES–5.7%
U.S. Treasury Inflation Index
0.125%, 4/15/18–4/15/19	$10,631	10,558,471
0.625%, 7/15/21	3,490	3,534,314

1.125%, 1/15/21	$3,738	$3,883,547
1.25%, 7/15/20	2,640	2,771,119
1.375%, 7/15/18–1/15/20	3,430	3,598,837
1.625%, 1/15/18	872	912,676
1.875%, 7/15/19	1,286	1,379,784
2.125%, 1/15/19	898	964,980

Total Inflation-Linked Securities (cost $28,075,495)		27,603,728

	Shares
SHORT-TERM INVESTMENTS–29.5%
INVESTMENT COMPANIES–29.5%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.09%(f)(g) (cost $142,291,638)	142,291,638	$142,291,638

Total Investments Before Security Lending Collateral for Securities Loaned–103.6% (cost $469,833,430)		499,199,520

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.4%
INVESTMENT COMPANIES–1.4%
AB Exchange Reserves–Class I, 0.07%(f)(g) (cost $6,893,901)	6,893,901	6,893,901

TOTAL INVESTMENTS–105.0% (cost $476,727,331)		506,093,421
Other assets less liabilities–(5.0)%		(24,143,348)

NET ASSETS–100.0%		$481,950,073

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	99	March 2015	$10,250,758	$10,357,139	$106,381
10 Yr Canadian Bond Futures	35	March 2015	4,140,304	4,173,007	32,703
Euro STOXX 50 Index Futures	354	March 2015	12,819,347	13,420,449	601,102

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2014	Unrealized Appreciation/ (Depreciation)
FTSE 100 Index Futures	74	March 2015	$7,288,210	$7,522,822	$234,612
Hang Seng Index Futures	3	January 2015	452,798	457,448	4,650
Long GILT Futures	33	March 2015	6,095,970	6,147,886	51,916
Mini MSCI EAFE Futures	6	March 2015	532,906	527,370	(5,536)
S&P 500 EMini Futures	1	March 2015	100,577	102,620	2,043
SPI 200 Futures	12	March 2015	1,314,729	1,318,404	3,675
TOPIX Index Futures	113	March 2015	13,469,439	13,278,302	(191,137)
U.S. T-Note 5 Yr (CBT) Futures	67	March 2015	7,960,231	7,968,289	8,058
U.S. T-Note 10 Yr (CBT) Futures	68	March 2015	8,580,491	8,622,188	41,697
U.S. Ultra Bond (CBT) Futures	31	March 2015	4,956,702	5,120,813	164,111

					$1,054,275

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contract to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	5,422	USD	4,557	3/18/15	$153,837
BNP Paribas SA	EUR	659	USD	816	3/18/15	18,229
BNP Paribas SA	USD	1,735	AUD	2,048	3/18/15	(71,437)
BNP Paribas SA	USD	736	GBP	471	3/18/15	(2,378)
BNP Paribas SA	USD	4,374	JPY	521,517	3/18/15	(17,691)
Citibank	EUR	6,248	USD	7,749	3/18/15	184,071
Citibank	USD	2,207	EUR	1,763	3/18/15	(72,096)
Credit Suisse International	USD	7,036	EUR	5,749	3/18/15	(74,408)
Credit Suisse International	USD	2,347	GBP	1,504	3/18/15	(4,707)
Deutsche Bank AG	USD	4,310	GBP	2,700	3/18/15	(104,329)
Deutsche Bank AG	USD	1,225	SEK	9,267	3/18/15	(35,931)
Deutsche Bank AG	JPY	256,920	USD	2,120	3/18/15	(26,479)
Royal Bank of Scotland PLC	EUR	5,170	USD	6,298	3/18/15	37,999
Royal Bank of Scotland PLC	GBP	929	USD	1,446	3/18/15	(634)
Royal Bank of Scotland PLC	USD	3,324	JPY	389,472	3/18/15	(70,378)
Royal Bank of Scotland PLC	JPY	493,305	USD	4,136	3/18/15	14,765
Royal Bank of Scotland PLC	JPY	66,772	USD	554	3/18/15	(3,801)
State Street Bank & Trust Co.	USD	7,429	EUR	5,976	3/18/15	(192,928)
State Street Bank & Trust Co.	USD	677	GBP	431	3/18/15	(5,697)
State Street Bank & Trust Co.	USD	1,357	JPY	156,632	3/18/15	(48,657)
State Street Bank & Trust Co.	USD	497	SEK	3,848	3/18/15	(3,501)
UBS AG	CHF	1,382	USD	1,399	3/18/15	7,509
UBS AG	GBP	2,701	USD	4,197	3/18/15	(10,727)
UBS AG	GBP	395	USD	618	3/18/15	2,432
UBS AG	SEK	5,198	USD	669	3/18/15	1,706

						$(325,231)

24

AllianceBernstein Variable Products Series Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2014	Notional Amount (000)	Market Value		Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanely & Co., LLC/(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	(5.00)%	3.24%	$27,075	(1,903,116)		$(610,031)
iTRAXX-Xover, Series 21, 5 Year Index, 6/20/19*	(5.00)	2.22	EUR 6,060	(857,073)		23,843
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.24	$27,075	1,903,116		214,919
iTRAXX-Xover, Series 21, 5 Year Index, 6/20/19*	5.00	2.22	EUR 6,060	857,073		81,878

				$–0	–	$(289,391)

*	Termination date.

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
SPDR S&P 500 ETF Trust	5,487	LIBOR Plus 0.27%	$1,095	6/15/15	$32,683
Deutsche Bank AG London
FTSE EPRA/NAREIT Developed xUS Net Total Return Index	1,246	LIBOR Plus 0.40%	4,311	5/15/15	115,041
Goldman Sachs International
Russell 2000 Total Return Index	441	LIBOR Minus 0.60%	2,473	2/26/15	34,068
Standard and Poor’s Midcap 400 Index	5,816	LIBOR Plus 0.14%	11,412	3/16/15	499,809
Russell 2000 Total Return Index	140	LIBOR Minus 0.65%	752	3/16/15	43,376
UBS AG
Russell 2000 Total Return Index	487	LIBOR Minus 0.23%	2,617	3/16/15	150,542
Russell 2000 Total Return Index	30	LIBOR Minus 0.21%	161	4/15/15	9,272
Russell 2000 Total Return Index	599	LIBOR Minus 0.60%	3,219	10/15/15	185,628

					$1,070,419

^	Less than $0.50.

(a)	Non-income producing security.

(b)	Fair valued by the Adviser.

(c)	Illiquid security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the market value of this security amounted to $19,974 or 0.0% of net assets.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

SEK—Swedish Krona

USD—United States Dollar

Glossary:

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

EAFE—Europe, Australia, and Far East

EPRA—European Public Real Estate Association

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NAREIT—National Association of Real Estate Investment Trusts

REG—Registered Shares

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

26

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2014	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $327,541,792)	$356,907,882	(a)
Affiliated issuers (cost $149,185,539—including investment of cash collateral for securities loaned of $6,893,901)	149,185,539
Cash	341,704
Due from broker	4,940,187	(b)
Foreign currencies, at value (cost $508,417)	507,461
Receivable for investment securities sold and foreign currency transactions	1,951,155
Interest and dividends receivable	1,059,561
Unrealized appreciation on total return swaps	1,070,419
Unrealized appreciation on forward currency exchange contracts	420,548
Receivable for capital stock sold	168,271
Receivable for variation margin on exchange-traded derivatives	117,400

Total assets	516,670,127

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	25,859,711
Payable for collateral received on securities loaned	6,893,901
Unrealized depreciation on forward currency exchange contracts	745,779
Collateral received from broker	530,000
Advisory fee payable	281,543
Distribution fee payable	101,426
Payable for capital stock redeemed	91,571
Administrative fee payable	12,310
Transfer Agent fee payable	112
Accrued expenses	203,701

Total liabilities	34,720,054

NET ASSETS	$481,950,073

COMPOSITION OF NET ASSETS
Capital stock, at par	$41,270
Additional paid-in capital	440,629,141
Undistributed net investment income	2,812,919
Accumulated net realized gain on investment and foreign currency transactions	7,592,235
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	30,874,508

	$481,950,073

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$349,628	29,771	$11.74
B	$481,600,445	41,240,310	$11.68

(a)	Includes securities on loan with a value of $6,670,534 (see Note E).

(b)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2014	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $154,555)	$5,266,031
Affiliated issuers	113,168
Interest	1,183,638
Securities lending income	83,876

6,646,713

EXPENSES
Advisory fee (see Note B)	3,033,530
Distribution fee—Class B	1,082,584
Transfer agency—Class A	4
Transfer agency—Class B	5,395
Custodian	266,286
Audit and tax	101,479
Printing	56,709
Administrative	48,567
Legal	41,549
Directors’ fees	4,503
Miscellaneous	132,556

Total expenses	4,773,162
Less: expenses waived and reimbursed by the Adviser (see Note B)	(5,544)

Net expenses	4,767,618

Net investment income	1,879,095

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	195,520
Futures	7,840,792
Options written	458,340
Swaps	3,715,001
Foreign currency transactions	(1,164,617)
Net change in unrealized appreciation/depreciation of:
Investments	6,602,244
Futures	(1,141,009)
Swaps	348,257
Foreign currency denominated assets and liabilities	(480,955)

Net gain on investment and foreign currency transactions	16,373,573

NET INCREASE IN NET ASSETS FROM OPERATIONS	$18,252,668

See notes to financial statements.

28

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$1,879,095	$160,080
Net realized gain on investment and foreign currency transactions	11,045,036	16,052,363
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,328,537	17,264,985

Net increase in net assets from operations	18,252,668	33,477,428
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,822)	(813)
Class B	(1,663,749)	(815,668)
Net realized gain on investment transactions
Class A	(12,606)	(794)
Class B	(16,600,682)	(1,125,059)
CAPITAL STOCK TRANSACTIONS
Net increase	94,188,367	135,563,246

Total increase	94,162,176	167,098,340
NET ASSETS
Beginning of period	387,787,897	220,689,557

End of period (including undistributed net investment income of $2,812,919 and $737,363, respectively)	$481,950,073	$387,787,897

See notes to financial statements.

29

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

30

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stock:
Financials	$11,917,475	$18,700,694	$–0	–^	$30,618,169
Health Care	9,836,847	8,255,578	–0	–	18,092,425
Consumer Discretionary	8,720,869	8,927,664	–0	–	17,648,533
Information Technology	13,516,126	3,568,747	–0	–	17,084,873
Industrials	7,334,002	9,324,601	–0	–	16,658,603

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Consumer Staples	$6,722,052		$8,306,136		$–0	–	$15,028,188
Energy	5,820,024		4,285,704		–0	–	10,105,728
Materials	2,207,351		5,561,559		–0	–	7,768,910
Telecommunication Services	1,621,737		3,665,780		–0	–	5,287,517
Utilities	2,223,885		2,895,750		–0	–	5,119,635
Governments—Treasuries	–0	–	94,820,395		–0	–	94,820,395
Investment Companies	91,071,178		–0	–	–0	–	91,071,178
Inflation-Linked Securities	–0	–	27,603,728		–0	–	27,603,728
Short-Term Investments	142,291,638		–0	–	–0	–	142,291,638
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,893,901		–0	–	–0	–	6,893,901

Total Investments in Securities	310,177,085		195,916,336		–0	–	506,093,421
Other Financial Instruments*:
Assets:
Futures	406,909		844,039		–0	–	1,250,948	#
Forward Currency Exchange Contracts	–0	–	420,548		–0	–	420,548
Centrally Cleared Credit Default Swaps	–0	–	320,640		–0	–	320,640	#
Total Return Swaps	–0	–	1,070,419		–0	–	1,070,419
Liabilities:
Futures	(5,536)		(191,137)		–0	–	(196,673	)#
Forward Currency Exchange Contracts	–0	–	(745,779)		–0	–	(745,779)
Centrally Cleared Credit Default Swaps	–0	–	(610,031)		–0	–	(610,031	)#

Total+	$310,578,458		$197,025,035		$–0	–	$507,603,493

^	Less than $0.50.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Total
Balance as of 12/31/13	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	(14,304)		(14,304)
Purchases	–0	–	–0	–
Sales	–0	–	–0	–
Transfers in to Level 3	14,304		14,304
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/14	$–0	–^	$–0	–+

Net change in unrealized appreciation/depreciation from investments held as of 12/31/14*	$(14,304)		$(14,304)

^	Less than $0.50.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

32

AllianceBernstein Variable Products Series Fund

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio’s) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. This fee waiver and/or reimbursement will remain in effect until May 1, 2015 and then may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2014, such reimbursements/waivers amounted to $5,544. Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Fund until April 1, 2014. No repayment would have been made that would have caused the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before April 1, 2012. No repayments were made under this provision.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $48,567.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2014.

The Portfolio may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)	Dividend Income (000)
$143,078	$187,425	$188,211	$142,292	$110

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $110,261, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

34

AllianceBernstein Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$202,913,673	$121,806,499
U.S. government securities	58,759,921	28,255,835

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$477,292,275

Gross unrealized appreciation	35,486,880
Gross unrealized depreciation	(6,685,734)

Net unrealized appreciation	$28,801,146

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

During the year ended December 31, 2014, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2014, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended December 31, 2014, the Portfolio held purchased options for hedging purposes. During the year ended December 31, 2014, the Portfolio held written options for hedging purposes.

36

AllianceBernstein Variable Products Series Fund

For the year ended December 31, 2014, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/13/13	–0	–	$–0	–
Options written	66,154		928,681
Options expired	–0	–	–0	–
Options bought back	(66,154)		(928,681)
Options exercised	–0	–	–0	–

Options written outstanding as of 12/31/14	–0	–	$–0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has

37

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2014, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended December 31, 2014, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

38

AllianceBernstein Variable Products Series Fund

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended December 31, 2014, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$404,866	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	320,640	*	Receivable/Payable for variation margin on exchange-traded derivatives	$610,031	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	846,082	*	Receivable/Payable for variation margin on exchange-traded derivatives	196,673	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	420,548		Unrealized depreciation on forward currency exchange contracts	745,779
Equity contracts	Unrealized appreciation on total return swaps	1,070,419

Total		$3,062,555			$1,552,483

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

39

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the year ended December 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,345,265	$786,042
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	5,495,527	(1,927,051)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(724,751)	(477,356)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(171,126)	(103,983)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,301,136)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	458,340
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	123,487	137,657
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,159,211	(289,391)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,432,303	499,991

Total		$9,817,120	$(1,374,091)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2014:

Futures:
Average original value of buy contracts	$93,513,945
Average original value of sale contracts	$2,587,443

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$31,574,148
Average principal amount of sale contracts	$20,974,362

Purchased Options:
Average monthly cost	$506,010	(a)

40

AllianceBernstein Variable Products Series Fund

Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,250,000	(b)

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$26,240,715	(c)
Average notional amount of sale contracts	$31,008,600	(a)

Total Return Swaps:
Average notional amount	$30,755,035

(a)	Positions were open for eight months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for seven months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$15,096	$–0	–	$–0	–	$–0	–	$15,096
Morgan Stanley & Co., LLC**	113,161	(10,857)		–0	–	–0	–	102,304

Total	$128,257	$(10,857)		$–0	–	$–0	–	$117,400

OTC Derivatives:
Bank of America, NA	$32,683	$–0	–	$–0	–	$–0	–	$32,683
BNP Paribas SA	172,066	(91,506)		–0	–	–0	–	80,560
Citibank	184,071	(72,096)		–0	–	–0	–	111,975
Deutsche Bank AG London	115,041	(115,041)		–0	–	–0	–	–0	–
Goldman Sachs International	577,253	–0	–	(530,000)		–0	–	47,253
Royal Bank of Scotland PLC	52,764	(52,764)		–0	–	–0	–	–0	–
UBS AG	357,089	(10,727)		–0	–	(346,362)		–0	–

Total	$1,490,967	$(342,134)		$(530,000)		$(346,362)		$272,471	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$10,857	$(10,857)		$–0	–	$–0	–	$–0	–

Total	$10,857	$(10,857)		$–0	–	$–0	–	$–0	–

OTC Derivatives:
BNP Paribas SA	$91,506	$(91,506)		$–0	–	$–0	–	$–0	–
Citibank	72,096	(72,096)		–0	–	–0	–	–0	–
Credit Suisse International	79,115	–0	–	–0	–	–0	–	79,115
Deutsche Bank AG	166,739	(115,041)		–0	–	–0	–	51,698
Royal Bank of Scotland PLC	74,813	(52,764)		–0	–	–0	–	22,049
State Street Bank & Trust Co.	250,783	–0	–	–0	–	–0	–	250,783
UBS AG	10,727	(10,727)		–0	–	–0	–	–0	–

Total	$745,779	$(342,134)		$–0	–	$–0	–	$403,645	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at December 31, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

41

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2014, the Portfolio had securities on loan with a value of $6,670,534 and had received cash collateral which has been invested into AB Exchange Reserves of $6,893,901. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $83,876 and $3,340 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)
$1,054	$178,055	$172,215	$6,894

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	25,879	21,276	$306,156	$239,297
Shares issued in reinvestment of dividends and distributions	1,199	138	13,912	1,526
Shares redeemed	(20,202)	(1,016)	(241,602)	(11,385)

Net increase	6,876	20,398	$78,466	$229,438

42

AllianceBernstein Variable Products Series Fund

	SHARES		AMOUNT
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class B
Shares sold	10,708,222	15,088,582	$125,493,251	$168,096,951
Shares issued in reinvestment of dividends and distributions	1,581,336	175,631	18,264,431	1,940,727
Shares redeemed	(4,228,715)	(3,121,224)	(49,647,781)	(34,703,870)

Net increase	8,060,843	12,142,989	$94,109,901	$135,333,808

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETFs expenses and runs the risk that the ETF may not achieve its investment objectives.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2014.

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$10,233,755	$1,548,285
Net long-term capital gains	8,045,104	394,049

Total taxable distributions paid	$18,278,859	$1,942,334

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,601,734
Undistributed net capital gain	3,927,483
Accumulated capital and other losses	(10,347	)(a)
Unrealized appreciation/(depreciation)	28,771,399	(b)

Total accumulated earnings/(deficit)	$41,290,269	(c)

(a)	As of December 31, 2014, the Portfolio had cumulative deferred losses on straddles of $10,347.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, passive foreign investment companies (PFICs) and Treasury inflation-protected securities, return of capital distributions received from underlying securities, the tax treatment of corporate restructurings, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of swaps, futures, and passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the tax treatment of clearing fees resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

44

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,			April 1, 2011(a) to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$11.74	$10.53	$9.75	$10.00

Income From Investment Operations
Net investment income (loss) (b)(c)	.08	.03	(.01)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	1.26	.81	(.28)

Net increase (decrease) in net asset value from operations	.52	1.29	.80	(.25)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.04)	(.01)	–0	–
Distributions from net realized gain on investment transactions	(.45)	(.04)	(.01)	–0	–

Total dividends and distributions	(.52)	(.08)	(.02)	–0	–

Net asset value, end of period	$11.74	$11.74	$10.53	$9.75

Total Return
Total investment return based on net asset value (d)	4.45%	12.31%	8.22%	(2.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$350	$269	$27	$9,742
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.85%	.85%	.85	%^
Expenses, before waivers/reimbursements	.85%	.89%	1.22%	2.53	%^
Net investment income (loss) (c)	.69%	.31%	(.14)%	.36	%^
Portfolio turnover rate	53%	52%	51%	68%

See footnote summary on page 46.

45

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,			April 1, 2011(a) to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$11.68	$10.49	$9.74	$10.00

Income From Investment Operations
Net investment income (b)(c)	.05	.01	.01	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.45	1.25	.76	(.32)

Net increase (decrease) in net asset value from operations	.50	1.26	.77	(.26)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.03)	(.01)	–0	–
Distributions from net realized gain on investment transactions	(.45)	(.04)	(.01)	–0	–

Total dividends and distributions	(.50)	(.07)	(.02)	–0	–

Net asset value, end of period	$11.68	$11.68	$10.49	$9.74

Total Return
Total investment return based on net asset value (d)	4.21%	12.04%	7.90%	(2.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$481,600	$387,519	$220,663	$51,687
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.10%	1.10%	1.10	%^
Expenses, before waivers/reimbursements	1.10%	1.14%	1.29%	2.45	%^
Net investment income (c)	.43%	.05%	.12%	1.02	%^
Portfolio turnover rate	53%	52%	51%	68%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See	notes to financial statements.

46

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Dynamic Asset Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Dynamic Asset Allocation Portfolio (one of the funds constituting the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period April 1, 2011 (commencement of operations) through December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Dynamic Asset Allocation Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period April 1, 2011 (commencement of operations) through December 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2015

47

2014 FEDERAL TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2014. For corporate shareholders, 8.51% of dividends paid qualify for the dividends received deduction.

48

DYNAMIC ASSET
ALLOCATION PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Vadim Zlotnikov (2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Daniel J. Loewy and Vadim Zlotnikov are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

49

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007, and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	116	None

50

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1990)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

51

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

52

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

53

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Vadim Zlotnikov 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

54

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) at a meeting held on August 4-7, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for the calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for

55

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) World Index, the Barclays U.S. Treasury Index and its blended benchmark (a 60%/40% blend of the MSCI World Index and the Barclays U.S. Treasury Index), in each case for the 1- and 3-year periods ended May 31, 2014 and (in the case of comparison with the indices) the since inception period (April 2011 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1- and 3-year periods. It outperformed the Barclays U.S. Treasury Index (its secondary benchmark) in the 1-year period and the period since inception but lagged the MSCI World Index (its primary benchmark) and its blended benchmark. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s current size, its contractual effective advisory fee rate of 70 basis points, plus the 1.8 basis point impact of the administrative expense reimbursement in the latest fiscal year ,was lower than the Expense Group median.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate being paid under the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies pursuing a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

56

AllianceBernstein Variable Products Series Fund

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense cap by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, reflecting a cap by the Adviser, was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints, and that they had previously discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

57

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.” 4

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 06/30/14 ($MM)	Advisory Fee
Dynamic Asset Allocation Portfolio	$442.2	0.70% of average daily net assets

1	The information in the fee evaluation was completed on July 24, 2014 and discussed with the Board of Directors on August 5-7, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Portfolio commenced operation on April 1, 2011.

4	Jones v. Harris at 1427.

58

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,422 (0.018% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The agreement for such reimbursement is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/13)	Fiscal Year End
Dynamic Asset Allocation Portfolio	Class A 0.85%	0.89%	December 31
	Class B 1.10%	1.14%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed by the Portfolio for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2014 net assets:6

Portfolio	Net Assets 6/30/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Dynamic Asset Allocation Portfolio	$442.2	Dynamic All Market 0.60% on 1st $500 million 0.50% on the balance	0.600%	0.700%
		Minimum account size: $250 m

The Adviser manages AllianceBernstein Dynamic All Market Fund—(“Dynamic All Market Fund”), a retail mutual fund which has a somewhat similar investment style as the Portfolio. The advisory fee schedule of Dynamic All Market Fund is set forth below.

Portfolio	AB Fund	Fee
Dynamic Asset Allocation Portfolio	Dynamic All Market Fund	0.60% of average daily net assets

The Adviser manages the Sanford C. Bernstein Fund, Inc. Overlay Portfolios (the “Overlay Portfolios”), which utilize the Adviser’s DAA strategy. Unlike the Dynamic Asset Allocation Portfolio, the Overlay Portfolios are not designed as stand-alone investments and are used in conjunction with globally diversified Private Client portfolios.7 The advisory fee schedules of the Overlay Portfolios are set forth below. Also shown are what would have been the effective advisory fees of the Portfolio had the Overlay Portfolios’ fee schedules been applicable to the Portfolio based on June 30, 2014 net assets:

Portfolio	Overlay Portfolio	Fee[8]
Dynamic Asset Allocation Portfolio	Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90% of average daily net assets

	Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65% of average daily net assets

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Dynamic Diversified Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[9]
Dynamic Asset Allocation Portfolio	Dynamic Diversified Portfolio
	Class A	1.70%
	Class I (Institutional)	0.90%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on June 30, 2014 net assets.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.
7	Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g. 80% equity and 20% fixed-income). The other Overlay Portfolios are intended for use in Private Client accounts that have a higher fixed income weighting (e.g. 70% fixed- income and 30% equity). The Overlay Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities as well as derivatives.

8	The advisory fees of each Overlay Portfolio are based on the percentage of each portfolio’s average daily net assets, not an aggregate of the assets in the portfolios shown.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution-related services, unlike Class I shares, whose fee is for only investment advisory services.

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AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee
Dynamic Asset Allocation Portfolio	Client # 1	0.40% on 1st $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.378%

	Client # 2	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.334%

	Client # 3[10]	0.35% on first $400 million 0.30% on the balance	0.345%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the Portfolio’s contractual management fee12 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”).13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[14]	Lipper EG Median (%)	Lipper EG Rank
Dynamic Asset Allocation Portfolio	0.700	0.758	3/7

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.15

10	The client is an affiliate of the Adviser.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

14	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Total Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Dynamic Asset Allocation Portfolio	0.851	0.730	5/7	0.724	9/14

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $735,941 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $1,649,568 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,385 from the Portfolio.17

The Portfolio did not effect any brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and

16	Most recently completed fiscal year Class A total expense ratio.

17	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2013.

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AllianceBernstein Variable Products Series Fund

charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year net performance ranking and return21 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended May 31, 2014.23

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Dynamic Asset Allocation Portfolio
1 year	9.61	10.57	9.98	5/7	8/14
3 year	6.15	7.76	6.14	4/5	4/8

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance rankings are for the Class A shares of the Portfolio. The performance return of the Portfolio shown was provided by Lipper.

22	The Portfolio’s PG/PU is identical to the Portfolio’s EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

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DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1 year, 3 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2014.24

	Periods Ending May 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)
Dynamic Asset Allocation Portfolio	9.61	6.15	6.52
60% MSCI World/ 40% Barclays US Aggregate Government—Treasury	11.56	7.79	8.06
MSCI World Net Index	18.87	10.56	10.50
Barclays US Aggregate Government—Treasury	1.06	2.99	3.70
Inception Date: April 1, 2011

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. However, the Senior Officer recommended that the Directors discuss with the Adviser the proposed advisory fee schedule of the Portfolio, which lack potential for sharing economies of scale through breakpoints, should the Portfolio’s assets, which currently remain low, grow to a substantial level. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 29, 2014

24	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

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VPS-DAA-0151-1214

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

+	GLOBAL THEMATIC GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2015

The following is an update of AllianceBernstein Variable Products Series Fund—Global Thematic Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2014.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, the Adviser seeks to identify long-term secular growth trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging-market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Index (net) for the one-, five- and 10-year periods ended December 31, 2014.

All share classes of the Portfolio outperformed the benchmark for the annual period. Sector allocation was responsible for much of the outperformance; currency positioning also contributed. Security selection was negative. Stock selection in health care (mostly embedded within the Portfolio’s Genomic Age, Fortifying Franchises and Emerging Consumer themes) and overweight exposure to the technology sector (mostly embedded within the Portfolio’s Web 3.0 theme) contributed. Stock selection in technology (mostly embedded within the Web 3.0 theme) and energy (mostly embedded within the Energy Transformation theme) detracted.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which detracted from performance during the annual period.

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AllianceBernstein Variable Products Series Fund

MARKET REVIEW AND INVESTMENT STRATEGY

The performance of global equity markets was uneven in 2014, as risk sentiment seesawed amid mixed news flow. The global economic outlook dimmed in key regions of the world. In Europe, the eurozone continued to be burdened by sluggish growth and the looming specter of deflation, leading to speculation in the closing months of the year that the European Central Bank would implement a quantitative easing program similar to the one employed by the U.S. In Asia, fears that Japan’s economic recovery was faltering prompted the Bank of Japan to inject more liquidity into global markets by significantly increasing its purchase of Japanese government assets, which lifted world equity markets temporarily. Data would indicate that Japan’s economy, the world’s third largest, had, in fact, slipped into a recession in the third quarter. Additionally, in emerging Asia, data released during the period continued to suggest that China’s economy, the world’s second largest, was weakening. Despite the discouraging numbers, China’s equity markets rose for the year on hopes that the country’s policymakers would soon implement more stimulus measures to jump-start growth. Concerns about the dimming global economic outlook led to a steep drop in commodity prices, especially crude oil, and negatively impacted the economies of countries that rely heavily on exporting raw materials, including Australia, Brazil and Russia. The one bright spot was found in the U.S., where investors grew increasingly confident that the American economy was strengthening, buoyed by a low interest rate environment, encouraging domestic data, strong corporate earnings and news about potential corporate deals.

The Global Thematic Growth Oversight Group (the “Team”) continues to identify companies involved in disruptive themes and offering valuations that, in the Team’s view, do not adequately capture their upside potential. The Team continues to focus on trends that persist regardless of the economic cycle, possessing what its analysis suggests to be longer-term growth fundamentals.

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GLOBAL THEMATIC GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged MSCI AC World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

GLOBAL THEMATIC GROWTH PORTFOLIO
DISCLOSURES AND RISKS
(continued from previous page)	AllianceBernstein Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL THEMATIC GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2014 (unaudited)	1 Year	5 Years*	10 Years*
Global Thematic Growth Portfolio Class A†	5.06%	6.06%	3.93%
Global Thematic Growth Portfolio Class B†	4.81%	5.79%	3.68%
MSCI AC World Index (net)	4.16%	9.17%	6.09%

*    Average annual returns.

†    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2014 by 0.02%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.98% and 1.23% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GLOBAL THEMATIC GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/04 – 12/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Thematic Growth Portfolio Class A shares (from 12/31/04 to 12/31/14) as compared to the performance of the Portfolio’s benchmark, the MSCI AC World Index (net). The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL THEMATIC GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$974.10	$5.17	1.04%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.96	$5.30	1.04%

Class B
Actual	$1,000	$972.90	$6.41	1.29%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.70	$6.56	1.29%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
NIKE, Inc.—Class B	$2,720,084	2.1%
Visa, Inc.—Class A	2,692,794	2.1
Roche Holding AG	2,527,891	2.0
UnitedHealth Group, Inc.	2,471,650	1.9
Colgate-Palmolive Co.	2,435,488	1.9
Delphi Automotive PLC	2,428,121	1.9
AIA Group Ltd.	2,388,688	1.9
Abbott Laboratories	2,380,207	1.9
Monsanto Co.	2,292,629	1.8
Google, Inc.—Class C	2,287,734	1.8

	$24,625,286	19.3%

SECTOR BREAKDOWN†

December 31, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$30,499,413	23.9%
Consumer Discretionary	28,923,536	22.7
Health Care	23,753,345	18.6
Consumer Staples	15,297,526	12.0
Financials	15,099,462	11.9
Energy	7,649,324	6.0
Materials	2,292,629	1.8
Industrials	2,269,464	1.8
Telecommunication Services	1,255,941	1.0
Short-Term Investments	399,944	0.3

Total Investments	$127,440,584	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$67,335,133	52.8%
Switzerland	7,580,946	5.9
Japan	6,603,589	5.2
Hong Kong	5,323,790	4.2
United Kingdom	4,919,049	3.9
India	4,637,732	3.6
Singapore	3,388,978	2.7
Netherlands	3,151,340	2.5
France	3,097,893	2.4
Brazil	2,883,481	2.3
China	2,450,976	1.9
Indonesia	2,264,966	1.8
Belgium	2,209,186	1.7
Other	11,193,581	8.8
Short-Term Investments	399,944	0.3

Total Investments	$127,440,584	100.0%

*	All data are as of December 31, 2014. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.4% or less in the following countries: Austria, Germany, Italy, Mexico, Peru, Philippines, South Africa, Sweden and Taiwan.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%
INFORMATION TECHNOLOGY–23.9%
COMMUNICATIONS EQUIPMENT–1.4%
CalAmp Corp.(a)	56,340	$1,031,022
Palo Alto Networks, Inc.(a)	6,200	759,934

		1,790,956

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.0%
InvenSense, Inc.(a)(b)	80,795	1,313,727

INTERNET SOFTWARE & SERVICES–4.3%
Google, Inc.–Class C(a)	4,346	2,287,734
LinkedIn Corp.–Class A(a)	8,927	2,050,621
Tencent Holdings Ltd.	79,100	1,144,492

		5,482,847

IT SERVICES–2.1%
Visa, Inc.–Class A	10,270	2,692,794

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–7.7%
ams AG	36,950	1,335,742
Avago Technologies Ltd.	19,790	1,990,676
MediaTek, Inc.	98,000	1,424,668
NVIDIA Corp.	83,078	1,665,714
NXP Semiconductors NV(a)	22,440	1,714,416
Skyworks Solutions, Inc.	23,570	1,713,775

		9,844,991

SOFTWARE–5.2%
Mobileye NV(a)(b)	37,950	1,539,252
NetSuite, Inc.(a)	8,429	920,194
Salesforce.com, Inc.(a)	27,242	1,615,723
ServiceNow, Inc.(a)	17,080	1,158,878
Verint Systems, Inc.(a)	24,220	1,411,542

		6,645,589

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.2%
Apple, Inc.	13,405	1,479,644
Cray, Inc.(a)	36,220	1,248,865

		2,728,509

		30,499,413

CONSUMER DISCRETIONARY–22.7%
AUTO COMPONENTS–1.9%
Delphi Automotive PLC	33,390	2,428,121

AUTOMOBILES–4.0%
Harley-Davidson, Inc.	24,470	1,612,818
Nissan Motor Co., Ltd.	111,400	971,605
Tata Motors Ltd.–Class A	242,474	1,283,511
Volkswagen AG (Preference Shares)	5,756	1,279,302

		5,147,236

DIVERSIFIED CONSUMER SERVICES–1.4%
Kroton Educacional SA	316,900	$1,847,848

HOTELS, RESTAURANTS & LEISURE–3.1%
Alsea SAB de CV(a)(b)	263,205	724,121
Melco Crown Entertainment Ltd. (ADR)	54,240	1,377,696
Yum! Brands, Inc.	25,060	1,825,621

		3,927,438

INTERNET & CATALOG RETAIL–3.4%
Amazon.com, Inc.(a)	4,063	1,260,952
JD.com, Inc. (ADR)(a)	56,460	1,306,484
Priceline Group, Inc. (The)(a)	1,590	1,812,934

		4,380,370

MEDIA–0.6%
Comcast Corp.–Class A	12,230	709,462

MULTILINE RETAIL–1.7%
Lojas Renner SA	36,000	1,035,633
Matahari Department Store Tbk PT	919,000	1,107,359

		2,142,992

SPECIALTY RETAIL–1.9%
Chow Tai Fook Jewellery Group Ltd.(b)	768,600	1,029,381
Fast Retailing Co., Ltd.	3,700	1,346,412

		2,375,793

TEXTILES, APPAREL & LUXURY GOODS–4.7%
Cie Financiere Richemont SA	22,560	2,000,138
NIKE, Inc.–Class B	28,290	2,720,084
Samsonite International SA	419,800	1,244,054

		5,964,276

		28,923,536

HEALTH CARE–18.6%
BIOTECHNOLOGY–1.6%
Cepheid(a)	36,697	1,986,776

HEALTH CARE EQUIPMENT & SUPPLIES–3.8%
Abbott Laboratories	52,870	2,380,207
Elekta AB–Class B(b)	73,740	753,902
Essilor International SA	14,980	1,670,559

		4,804,668

HEALTH CARE PROVIDERS & SERVICES–1.9%
UnitedHealth Group, Inc.	24,450	2,471,650

LIFE SCIENCES TOOLS & SERVICES–2.5%
Illumina, Inc.(a)	7,821	1,443,600
Quintiles Transnational Holdings, Inc.(a)	30,708	1,807,780

		3,251,380

9

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

PHARMACEUTICALS–8.8%
Aspen Pharmacare Holdings Ltd.(a)	49,820	$1,738,024
Bristol-Myers Squibb Co.	32,130	1,896,634
Kalbe Farma Tbk PT	7,852,000	1,157,607
Perrigo Co. PLC	13,530	2,261,675
Roche Holding AG	9,330	2,527,891
Sun Pharmaceutical Industries Ltd.	126,730	1,657,040

		11,238,871

		23,753,345

CONSUMER STAPLES–12.0%
BEVERAGES–1.7%
Anheuser-Busch InBev NV	19,630	2,209,186

FOOD PRODUCTS–5.5%
Danone SA	21,832	1,427,334
Mead Johnson Nutrition Co.– Class A	19,930	2,003,762
Nestle SA	20,480	1,493,012
Universal Robina Corp.	363,391	1,584,344
WH Group Ltd.(a)(c)	928,000	528,025

		7,036,477

HOUSEHOLD PRODUCTS–3.6%
Colgate-Palmolive Co.	35,200	2,435,488
Unicharm Corp.	86,500	2,073,325

		4,508,813

PERSONAL PRODUCTS–1.2%
Estee Lauder Cos., Inc. (The)–Class A	20,250	1,543,050

		15,297,526

FINANCIALS–11.8%
BANKS–3.0%
Credicorp Ltd.	7,860	1,259,015
ING Groep NV(a)	111,220	1,436,924
UniCredit SpA	170,860	1,094,463

		3,790,402

CAPITAL MARKETS–1.2%
UBS Group AG(a)	91,490	1,559,905

DIVERSIFIED FINANCIAL SERVICES–2.5%
Intercontinental Exchange, Inc.	8,090	1,774,056
London Stock Exchange Group PLC	39,980	1,375,672

		3,149,728

INSURANCE–2.7%
AIA Group Ltd.	434,600	2,388,688
St James’s Place PLC	88,450	1,115,256

		3,503,944

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.1%
Global Logistic Properties Ltd.	750,000	1,398,302

THRIFTS & MORTGAGE FINANCE–1.3%
Housing Development Finance Corp. Ltd.	94,890	$1,697,181

		15,099,462

ENERGY–6.0%
ENERGY EQUIPMENT & SERVICES–2.9%
Oceaneering International, Inc.	27,320	1,606,689
Schlumberger Ltd.	24,590	2,100,232

		3,706,921

OIL, GAS & CONSUMABLE FUELS–3.1%
Concho Resources, Inc.(a)	21,925	2,187,019
Noble Energy, Inc.	37,010	1,755,384

		3,942,403

		7, 649,324

MATERIALS–1.8%
CHEMICALS–1.8%
Monsanto Co.	19,190	2,292,629

INDUSTRIALS–1.8%
AEROSPACE & DEFENSE–1.0%
Hexcel Corp.(a)	31,650	1,313,158

MACHINERY–0.8%
FANUC Corp.	5,800	956,306

		2,269,464

TELECOMMUNICATION SERVICES–1.0%
WIRELESS TELECOMMUNICATION SERVICES–1.0%
SoftBank Corp.	21,100	1,255,941

Total Common Stocks (cost $107,764,977)		127,040,640

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.3%
TIME DEPOSIT–0.3%
State Street Time Deposit 0.01%, 1/02/15 (cost $399,944)	$400	399,944

Total Investments Before Security Lending Collateral for Securities Loaned–99.9% (cost $108,164,921)		127,440,584

10

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.1%
INVESTMENT COMPANIES–3.1%
AB Exchange Reserves–Class I, 0.07%(d)(e) (cost $3,994,969)	3,994,969	$3,994,969

TOTAL INVESTMENTS–103.0% (cost $112,159,890)		$131,435,553
Other assets less liabilities–(3.0)%		(3,821,358)

NET ASSETS–100.0%		$127,614,195

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	266	RUB	16,955	1/22/15	$15,013
Deutsche Bank AG	USD	2,276	CAD	2,618	3/18/15	(26,728)
Deutsche Bank AG	USD	2,623	JPY	316,554	3/18/15	21,141
Goldman Sachs Bank USA	BRL	4,243	USD	1,597	1/05/15	1,202
Goldman Sachs Bank USA	USD	1,598	BRL	4,243	1/05/15	(1,924)
Goldman Sachs Bank USA	BRL	4,243	USD	1,584	2/03/15	657
Goldman Sachs Bank USA	USD	1,657	AUD	2,010	3/18/15	(24,987)
JPMorgan Chase Bank	BRL	4,243	USD	1,666	1/05/15	69,983
JPMorgan Chase Bank	USD	1,597	BRL	4,243	1/05/15	(1,202)
Standard Chartered Bank	HKD	45,884	USD	5,919	3/18/15	2,366
State Street Bank & Trust Co.	CHF	3,248	USD	3,327	3/18/15	55,632
State Street Bank & Trust Co.	USD	891	EUR	724	3/18/15	(14,061)
State Street Bank & Trust Co.	USD	325	NOK	2,339	3/18/15	(11,781)
State Street Bank & Trust Co.	USD	302	SEK	2,283	3/18/15	(9,305)
UBS AG	RUB	16,955	USD	306	1/22/15	24,423
UBS AG	USD	2,861	GBP	1,832	3/18/15	(7,014)

						$ 93,415

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the market value of this security amounted to $528,025 or 0.4% of net assets.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

11

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2014	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $108,164,921)	$127,440,584 (a)
Affiliated issuers (cost $3,994,969—investment of cash collateral for securities loaned)	3,994,969
Foreign currencies, at value (cost $237,434)	229,632
Unrealized appreciation on forward currency exchange contracts	190,417
Dividends and interest receivable	155,084
Receivable for capital stock sold	21,659

Total assets	132,032,345

LIABILITIES
Payable for collateral received on securities loaned	3,994,969
Payable for capital stock redeemed	105,895
Unrealized depreciation on forward currency exchange contracts	97,002
Advisory fee payable	82,831
Distribution fee payable	20,930
Administrative fee payable	12,310
Transfer Agent fee payable	112
Accrued expenses	104,101

Total liabilities	4,418,150

NET ASSETS	$127,614,195

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,989
Additional paid-in capital	154,254,540
Accumulated net investment loss	(307,964)
Accumulated net realized loss on investment and foreign currency transactions	(45,693,745)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	19,355,375

$127,614,195

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$30,886,295	1,416,627	$21.80
B	$96,727,900	4,572,845	$21.15

(a)	Includes securities on loan with a value of $3,829,923 (see Note E).

See notes to financial statements.

12

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2014	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $92,665)	$1,534,231
Affiliated issuers	2,275
Interest	241
Securities lending income	149,739

1,686,486

EXPENSES
Advisory fee (see Note B)	995,970
Distribution fee—Class B	252,112
Transfer agency—Class A	1,498
Transfer agency—Class B	4,748
Custodian	104,308
Printing	69,780
Audit and tax	60,670
Administrative	48,204
Legal	36,472
Directors’ fees	4,503
Miscellaneous	11,319

Total expenses	1,589,584

Net investment income	96,902

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	14,853,075
Foreign currency transactions	(766,761)
Net change in unrealized appreciation/depreciation of:
Investments	(7,922,488)
Foreign currency denominated assets and liabilities	79,799

Net gain on investment and foreign currency transactions	6,243,625

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,340,527

See notes to financial statements.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2014		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$96,902		$20,715
Net realized gain on investment and foreign currency transactions	14,086,314		10,129,091
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(7,842,689)		16,927,001

Net increase in net assets from operations	6,340,527		27,076,807
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(74,183)
Class B	–0	–	(19,394)
Return of capital
Class A	–0	–	(6,024)
Class B	–0	–	(1,575)
CAPITAL STOCK TRANSACTIONS
Net decrease	(12,309,423)		(25,487,404)

Total increase (decrease)	(5,968,896)		1,488,227
NET ASSETS
Beginning of period	133,583,091		132,094,864

End of period (including accumulated net investment loss of ($307,964) and distributions in excess of net investment income of ($36,593), respectively)	$127,614,195		$133,583,091

See notes to financial statements.

14

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”), formerly AllianceBernstein Global Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stock:
Information Technology	$26,594,511		$3,904,902		$–0	–	$30,499,413
Consumer Discretionary	18,661,774		10,261,762		–0	–	28,923,536
Health Care	15,002,224		8,751,121		–0	–	23,753,345
Consumer Staples	5,982,300		9,315,226		–0	–	15,297,526
Financials	4,592,976		10,506,486		–0	–	15,099,462
Energy	7,649,324		–0	–	–0	–	7,649,324
Materials	2,292,629		–0	–	–0	–	2,292,629
Industrials	1,313,158		956,306		–0	–	2,269,464
Telecommunication Services	–0	–	1,255,941		–0	–	1,255,941
Short-Term Investments	–0	–	399,944		–0	–	399,944
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,994,969		–0	–	–0	–	3,994,969

Total Investments in Securities	86,083,865		45,351,688	+	–0	–	131,435,553
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	–0	–	190,417		–0	–	190,417
Liabilities:
Forward Currency Exchange Contracts	–0	–	(97,002)		–0	–	(97,002)

Total^(a)	$86,083,865		$45,445,103		$–0	–	$131,528,968

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AllianceBernstein Variable Products Series Fund

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were no transfers from Level 1 to Level 2 during the reporting period.

(a)	An amount of $2,116,921 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $48,204.

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $100,481, of which $32 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$63,055,090		$75,032,752
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$112,437,361

Gross unrealized appreciation	22,516,256
Gross unrealized depreciation	(3,518,064)

Net unrealized appreciation	$18,998,192

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2014, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$190,417	Unrealized depreciation on forward currency exchange contracts	$97,002

Total		$190,417		$97,002

The effect of derivative instruments on the statement of operations for the year ended December 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(851,198)	$91,786

Total		$(851,198)	$91,786

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2014:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$23,966,149
Average principal amount of sale contracts	$19,116,232

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$15,013	$–0	–	$–0	–	$–0	–	$15,013
Deutsche Bank AG	21,141	(21,141)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	1,859	(1,859)		–0	–	–0	–	–0	–
JPMorgan Chase Bank	69,983	(1,202)		–0	–	–0	–	68,781
Standard Chartered Bank	2,366	–0	–	–0	–	–0	–	2,366
State Street Bank & Trust Co.	55,632	(35,147)		–0	–	–0	–	20,485
UBS AG	24,423	(7,014)		–0	–	–0	–	17,409

Total	$190,417	$(66,363)		$–0	–	$–0	–	$124,054	^

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AllianceBernstein Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged		Security Collateral Pledged		Net Amount of Derivatives Liabilities
OTC Derivatives:
Deutsche Bank AG	$26,728	$(21,141)	$–0	–	$–0	–	$5,587
Goldman Sachs Bank USA	26,911	(1,859)	–0	–	–0	–	25,052
JPMorgan Chase Bank	1,202	(1,202)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	35,147	(35,147)	–0	–	–0	–	–0	–
UBS AG	7,014	(7,014)	–0	–	–0	–	–0	–

Total	$97,002	$(66,363)	$–0	–	$–0	–	$30,639	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2014, the Portfolio had securities on loan with a value of $3,829,923 and had received cash collateral which has been invested into AB Exchange Reserves of $3,994,969. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $149,739 and $2,275 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)
$1,350	$28,457	$25,812	$3,995

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2014		Year Ended December 31, 2013
Class A
Shares sold	176,301		144,991	$3,806,795		$2,658,807
Shares issued in reinvestment of dividends and distributions	–0	–	4,357	–0	–	80,207
Shares redeemed	(311,370)		(980,306)	(6,660,284)		(18,090,881)

Net decrease	(135,069)		(830,958)	$(2,853,489)		$(15,351,867)

Class B
Shares sold	731,986		638,321	$15,358,776		$11,410,760
Shares issued in reinvestment of dividends and distributions	–0	–	1,169	–0	–	20,969
Shares redeemed	(1,183,248)		(1,208,972)	(24,814,710)		(21,567,266)

Net decrease	(451,262)		(569,482)	$(9,455,934)		$(10,135,537)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2014.

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AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$–0	–	$93,577

Total taxable distributions	–0	–	93,577
Tax return of capital	–0	–	7,599

Total distributions paid	$–0	–	$101,176

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(45,633,189	)(a)
Unrealized appreciation/(depreciation)	18,986,855	(b)

Total accumulated earnings/(deficit)	$(26,646,334)

(a)	On December 31, 2014, the Portfolio had a net capital loss carryforward of $45,416,274. During the fiscal year, the Portfolio utilized $14,519,928 of capital loss carryforwards to offset current year net realized gains. At December 31, 2014, the Portfolio had a qualified late-year ordinary loss deferral of $216,915 which is deemed to arise on January 1, 2015.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2014, the Portfolio had a net capital loss carryforward of $45,416,274 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$26,615,714	n/a	2016
18,800,560	n/a	2017

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the disallowance of a net operating loss resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

23

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$20.75	$16.88	$14.87	$19.47	$16.73

Income From Investment Operations
Net investment income (a)	.06	.04	.13	.02	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.99	3.88	1.88	(4.52)	2.98

Net increase (decrease) in net asset value from operations	1.05	3.92	2.01	(4.50)	3.10

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.05)	–0	–	(.10)	(.36)
Tax return of capital	–0	–	(.00	)(b)	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(.05)	–0	–	(.10)	(.36)

Net asset value, end of period	$21.80	$20.75	$16.88	$14.87	$19.47

Total Return
Total investment return based on net asset value (c)*	5.06%	23.26%	13.52%	(23.23)%	18.93%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,886	$32,195	$40,231	$42,094	$66,302
Ratio to average net assets of:
Expenses	1.01%	.98%	.99%	.94%	.99	%+
Net investment income	.26%	.22%	.83%	.10%	.69	%+
Portfolio turnover rate	48%	96%	152%	163%	117%

See footnote summary on page 25.

24

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$20.18	$16.42	$14.50	$18.99	$16.34

Income From Investment Operations
Net investment income (loss) (a)	.00	(b)	(.01)	.09	(.03)	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.97	3.77	1.83	(4.40)	2.90

Net increase (decrease) in net asset value from operations	.97	3.76	1.92	(4.43)	2.97

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.00	)(b)	–0	–	(.06)	(.32)
Tax return of capital	–0	–	(.00	)(b)	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(.00)	–0	–	(.06)	(.32)

Net asset value, end of period	$21.15	$20.18	$16.42	$14.50	$18.99

Total Return
Total investment return based on net asset value (c)*	4.81%	22.93%	13.24%	(23.41)%	18.58%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$96,728	$101,388	$91,864	$99,084	$141,649
Ratio to average net assets of:
Expenses	1.26%	1.23%	1.24%	1.19%	1.24	%+
Net investment income (loss)	.01%	(.06)%	.58%	(.14)%	.44	%+
Portfolio turnover rate	48%	96%	152%	163%	117%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010 by 0.02%, 0.05%, 0.07%, 0.04% and 0.04%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Global Thematic Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Thematic Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Thematic Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2015

26

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief
Michael J. Downey(1)	Executive Officer
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Daniel C. Roarty(2), Vice President	Phyllis J. Clarke, Controller
Tassos M. Stassopoulos(2), Vice President Emilie D. Wrapp, Secretary	Vincent S. Noto, Chief Compliance Officer

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5	One Battery Park Plaza
1 Iron Street	New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Global Growth and Thematic Investment Team. Messrs. Roarty and Stassopoulos are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

27

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2006, and interim CEO 1999–2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007, and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014.

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	116	None

28

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1990)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

29

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

30

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel C. Roarty 43	Vice President	Senior Vice President of the Adviser**, and Technology Sector Head, with which he has been associated since May 2011. Prior thereto, he was in research and portfolio management at Nuveen Investments since prior to 2010.

Tassos M. Stassopoulos 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

31

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/14 ($MIL)
Global Thematic Growth Portfolio	Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$132.9

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

32

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,101 (0.041% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Thematic Growth Portfolio	Class A 0.98%	December 31
Class B 1.23%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL )	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio	$132.9	Global Thematic Research Schedule	0.550%	0.750%
		0.80% on 1st $25m
		0.60% on next $25m
		0.50% on next $50m
		0.40% on the balance
		Minimum account size $25m

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

33

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Thematic Growth Fund, Inc. (“Global Thematic Growth Fund, Inc.), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Global Thematic Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio[7]	Global Thematic Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Thematic Research Growth Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[8]
Thematic Research Growth Portfolio Class A	1.70%
Class I (Institutional)	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fees of AllianceBernstein Global Thematic Growth Fund, Inc. are based on the mutual fund’s net assets at the end of each quarter and are paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees are based on the Portfolio’s average daily net assets and are paid on a monthly basis.

8	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

34

AllianceBernstein Variable Products Series Fund

expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.12

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Global Thematic Growth Portfolio[14]	0.750	0.754	4/10

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Thematic Growth Portfolio[16]	0.977	0.906	7/10	0.891	11/15

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $235,491 in Rule 12b-1 fees.

12	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	The Portfolio’s EG includes the Portfolio, four other variable insurance product (“VIP”) Global Growth funds (“GLGE”) and five VIP Global Core funds (“GLCE”).

15	Most recently completed fiscal year end Class A total expense ratio.

16	The Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE and VIP GLCE funds, excluding outliers.

35

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $547,931 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then

17	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

36

AllianceBernstein Variable Products Series Fund

discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2014.23

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Global Thematic Growth Portfolio[24]
1 year	26.45	26.21	22.81	2/5	4/15
3 year	2.86	10.36	10.35	5/5	14/14
5 year	17.89	20.80	21.55	5/5	13/13
10 year	4.21	6.86	7.85	3/3	9/9

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Portfolio[24]	26.45	2.86	17.89	4.21	5.35	20.62	0.89	5
MSCI AC World Index	18.16	8.35	19.58	6.87	N/A	16.36	1.17	5
MSCI World (Net) Index[25]	21.68	9.81	19.98	6.75	6.45	N/A	N/A	N/A
Inception Date: January 11, 1996

21	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

22	The Portfolio’s PG/PU may not be identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The Portfolio’s Lipper classification changed in 2009 from VA Science/Technology Funds to VA Global Growth as a result of changes to the Portfolio’s strategy.

25	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

37

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

38

VPS-GTG-0151-1214

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2015

The following is an update of AllianceBernstein Variable Products Series Fund—Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2014.

The Portfolio’s broad-based index used for comparison purposes changed from the Russell 1000 Growth Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index more closely reflects the Portfolio’s investments and performance.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a domestic portfolio of equity securities of companies within various market sectors. AllianceBernstein L.P. (the “Adviser”) seeks to identify companies or industries for which other investors have underestimated earnings potential—for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base or similar factors) that would cause a company to grow faster than market forecasts.

In managing the Portfolio, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser’s large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its current benchmark, the Russell 3000 Growth Index and its prior benchmark, the Russell 1000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2014.

All share classes of the Portfolio outperformed the current benchmark for the annual reporting period, but underperformed the prior benchmark. Versus the current benchmark, stock selection in the consumer staples sector drove returns. Stock selection and an overweight in the health care sector, one of the top performing sectors in 2014, also contributed to returns. Somewhat offsetting these gains was stock selection in the industrials and technology sectors, which detracted from performance.

The Portfolio did not utilize derivatives during the annual reporting period

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. equity markets advanced for much of 2014 as a brightening U.S. economic outlook boosted risk appetites. Six years after the collapse of the global financial markets, investors grew increasingly confident that the U.S. economy was strengthening, buoyed by encouraging domestic data, strong corporate earnings and a slew of merger and acquisition activity. The U.S. Federal Reserve (the “Fed”) ended its quantitative easing program in October after gradually reducing its monthly government bond purchases during the course of the year. However, investors remained upbeat about U.S. stocks, as the Fed’s repeated commitment to its ultra low interest rate policy until at least mid-2015 allayed market anxiety about a premature end to the central bank’s stimulus campaign. A strengthening U.S. dollar also buoyed markets. Sector wise, health care stocks were the clear leader during the year, while energy was by far the worst-performing sector as oil prices tumbled due to the oversupply of the commodity and a slowing in global demand.

In this complex environment, a discerning approach is warranted. Despite new uncertainties and mixed macroeconomic signals, the Growth Investment Team believes the environment still appears favorable for active stock management, as investors increasingly reward companies for their fundamental strengths.

1

GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged Russell 3000® Growth Index nor the unmanaged Russell 1000® Growth Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index represents the performance of 3,000 growth companies within the U.S. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2014 (unaudited)	1 Year	5 Years*	10 Years*
Growth Portfolio Class A†	13.28%	15.03%	6.81%
Growth Portfolio Class B†	12.96%	14.74%	6.54%
Current Benchmark: Russell 3000 Growth Index	12.44%	15.89%	8.50%
Prior Benchmark: Russell 1000 Growth Index	13.05%	15.81%	8.49%

*    Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2014 by 0.03%.

The Portfolio’s broad-based index used for comparison purposes changed from the Russell 1000 Growth Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index more closely reflects the Portfolio’s investments and performance.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.06% and 1.31% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/04 – 12/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Growth Portfolio Class A shares (from 12/31/04 to 12/31/14) as compared to the performance of the Portfolio’s current and prior benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,086.90	$5.79	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.66	$5.60	1.10%

Class B
Actual	$1,000	$1,085.30	$7.10	1.35%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.40	$6.87	1.35%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$4,275,569	5.7%
Google, Inc.	3,444,417	4.6
Allergan, Inc./United States	2,629,951	3.5
Monster Beverage Corp.	2,443,618	3.3
Visa, Inc.—Class A	2,290,841	3.1
Facebook, Inc.—Class A	2,286,532	3.1
Microsoft Corp.	2,266,110	3.0
Comcast Corp.—Class A	2,063,126	2.8
Starbucks Corp.	2,061,917	2.8
Priceline Group, Inc. (The)	2,003,349	2.7

	$25,765,430	34.6%

SECTOR BREAKDOWN†

December 31, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$21,597,265	29.0%
Consumer Discretionary	16,733,505	22.5
Health Care	14,431,293	19.4
Consumer Staples	7,850,038	10.5
Industrials	5,188,749	7.0
Financials	3,385,605	4.5
Energy	2,496,857	3.4
Short-Term Investments	2,780,621	3.7

Total Investments	$74,463,933	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.3%

INFORMATION TECHNOLOGY–29.0%
COMMUNICATIONS EQUIPMENT–0.9%
F5 Networks, Inc.(a)	5,189	$676,983

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.7%
Amphenol Corp.–Class A	9,834	529,167

INTERNET SOFTWARE & SERVICES–8.4%
Facebook, Inc.–Class A(a)	29,307	2,286,532
Google, Inc.–Class A(a)	3,379	1,793,100
Google, Inc.–Class C(a)	3,137	1,651,317
HomeAway, Inc.(a)	18,200	541,996

		6,272,945

IT SERVICES–3.1%
Visa, Inc.–Class A	8,737	2,290,841

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.8%
Altera Corp.	12,040	444,758
Micron Technology, Inc.(a)	26,210	917,612

		1,362,370

SOFTWARE–8.3%
ANSYS, Inc.(a)	8,336	683,552
Aspen Technology, Inc.(a)	21,060	737,521
Microsoft Corp.	48,786	2,266,110
NetSuite, Inc.(a)	6,000	655,020
ServiceNow, Inc.(a)	11,747	797,034
Tableau Software, Inc.–Class A(a)	5,676	481,098
Ultimate Software Group, Inc. (The)(a)	3,876	569,055

		6,189,390

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–5.8%
Apple, Inc.	38,735	4,275,569

		21,597,265

CONSUMER DISCRETIONARY–22.5%
AUTOMOBILES–1.1%
Harley-Davidson, Inc.	12,650	833,762

HOTELS, RESTAURANTS & LEISURE–4.1%
Starbucks Corp.	25,130	2,061,917
Wyndham Worldwide Corp.	11,240	963,942

		3,025,859

INTERNET & CATALOG RETAIL–2.7%
Priceline Group, Inc. (The)(a)	1,757	2,003,349

LEISURE PRODUCTS–0.8%
Polaris Industries, Inc.	3,956	598,305

Company	Shares	U.S. $ Value

MEDIA–4.7%
AMC Networks, Inc.–Class A(a)	9,557	$609,450
Comcast Corp.–Class A	35,565	2,063,126
Walt Disney Co. (The)	8,338	785,356

		3,457,932

SPECIALTY RETAIL–7.3%
Five Below, Inc.(a)	14,589	595,669
Home Depot, Inc. (The)	19,069	2,001,673
Lowe’s Cos., Inc.	18,992	1,306,650
O’Reilly Automotive, Inc.(a)	3,326	640,654
Ulta Salon Cosmetics & Fragrance, Inc.(a)	7,122	910,476

		5,455,122

TEXTILES, APPAREL & LUXURY GOODS–1.8%
NIKE, Inc.–Class B	14,136	1,359,176

		16,733,505

HEALTH CARE–19.4%
BIOTECHNOLOGY–4.6%
Biogen Idec, Inc.(a)	4,014	1,362,552
Gilead Sciences, Inc.(a)	14,670	1,382,794
Vertex Pharmaceuticals, Inc.(a)	5,513	654,945

		3,400,291

HEALTH CARE EQUIPMENT & SUPPLIES–3.0%
Align Technology, Inc.(a)	13,173	736,502
HeartWare International, Inc.(a)	5,755	422,590
Intuitive Surgical, Inc.(a)	2,050	1,084,327

		2,243,419

HEALTH CARE PROVIDERS & SERVICES–3.9%
McKesson Corp.	4,543	943,036
Premier, Inc.–Class A(a)	16,397	549,791
Team Health Holdings, Inc.(a)	13,034	749,846
UnitedHealth Group, Inc.	6,418	648,796

		2,891,469

LIFE SCIENCES TOOLS & SERVICES–2.1%
Illumina, Inc.(a)	4,420	815,843
Quintiles Transnational Holdings, Inc.(a)	12,863	757,245

		1,573,088

PHARMACEUTICALS–5.8%
Allergan, Inc./United States	12,371	2,629,951
Bristol-Myers Squibb Co.	15,516	915,910
Endo International PLC(a)	10,776	777,165

		4,323,026

		14,431,293

CONSUMER STAPLES–10.5%
BEVERAGES–3.3%
Monster Beverage Corp.(a)	22,553	2,443,618

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD & STAPLES RETAILING–4.6%
Costco Wholesale Corp.	11,485	$1,627,999
CVS Health Corp.	19,030	1,832,779

		3,460,778

FOOD PRODUCTS–1.6%
Keurig Green Mountain, Inc.	3,637	481,520
Mead Johnson Nutrition Co.–Class A	7,342	738,165

		1,219,685

PERSONAL PRODUCTS–1.0%
Estee Lauder Cos., Inc. (The)–Class A	9,527	725,957

		7,850,038

INDUSTRIALS–7.0%
AEROSPACE & DEFENSE–0.8%
Precision Castparts Corp.	2,429	585,097

AIRLINES–0.9%
Spirit Airlines, Inc.(a)	8,920	674,174

ELECTRICAL EQUIPMENT–1.1%
AMETEK, Inc.	15,152	797,450

INDUSTRIAL CONGLOMERATES–1.8%
Danaher Corp.	16,126	1,382,159

MACHINERY–1.2%
Pall Corp.	8,741	884,677

PROFESSIONAL SERVICES–1.2%
Robert Half International, Inc.	14,820	865,192

		5,188,749

FINANCIALS–4.5%
CAPITAL MARKETS–2.3%
Affiliated Managers Group, Inc.(a)	4,191	889,498

Company	Shares	U.S. $ Value

BlackRock, Inc.–Class A	2,426	$867,440

		1,756,938

DIVERSIFIED FINANCIAL SERVICES–2.2%
Intercontinental Exchange, Inc.	7,427	1,628,667

		3,385,605

ENERGY–3.4%
ENERGY EQUIPMENT & SERVICES–2.2%
Schlumberger Ltd.	19,076	1,629,281

OIL, GAS & CONSUMABLE FUELS–1.2%
Antero Resources Corp.(a)	6,597	267,706
Range Resources Corp.	11,223	599,870

		867,576

		2,496,857

Total Common Stocks (cost $52,755,927)		71,683,312

	Principal Amount (000)
SHORT-TERM INVESTMENTS–3.7%
TIME DEPOSIT–3.7%
State Street Time Deposit 0.01%, 1/02/15 (cost $2,780,621)	$2,781	$2,780,621

TOTAL INVESTMENTS–100.0% (cost $55,536,548)		74,463,933
Other assets less liabilities–0.0%		7,545

NET ASSETS–100.0%		$74,471,478

(a)	Non-income producing security.

See notes to financial statements.

7

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2014	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $55,536,548)	$74,463,933
Foreign currencies, at value (cost $15,784)	14,550
Receivable for capital stock sold	177,522
Dividends and interest receivable	33,689

Total assets	74,689,694

LIABILITIES
Payable for capital stock redeemed	83,654
Advisory fee payable	47,604
Audit and tax fee payable	37,707
Administrative fee payable	12,310
Distribution fee payable	9,919
Transfer Agent fee payable	112
Accrued expenses	26,910

Total liabilities	218,216

NET ASSETS	$74,471,478

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,208
Additional paid-in capital	42,516,408
Accumulated net realized gain on investment and foreign currency transactions	13,026,711
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	18,926,151

$74,471,478

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$28,141,453	816,506	$34.47
B	$46,330,025	1,391,181	$33.30

See notes to financial statements.

8

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2014	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $905)	$597,965
Affiliated issuers	109
Interest	129
Securities lending income	978

599,181

EXPENSES
Advisory fee (see Note B)	559,706
Distribution fee—Class B	118,441
Transfer agency—Class A	2,594
Transfer agency—Class B	4,481
Custodian	75,846
Administrative	48,203
Audit and tax	41,087
Legal	31,378
Printing	28,322
Directors’ fees	4,503
Miscellaneous	8,371

Total expenses	922,932

Net investment loss	(323,751)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment transactions	13,446,321
Net change in unrealized appreciation/depreciation of:
Investments	(4,225,871)
Foreign currency denominated assets and liabilities	(1,992)

Net gain on investment and foreign currency transactions	9,218,458

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,894,707

See notes to financial statements.

9

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2014		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(323,751)		$(200,002)
Net realized gain on investment transactions	13,446,321		11,070,044
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,227,863)		11,287,299

Net increase in net assets from operations	8,894,707		22,157,341
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(74,011)
Class B	–0	–	(12,958)
Net realized gain on investment transactions
Class A	(509,297)		–0	–
Class B	(892,754)		–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(13,664,434)		(13,595,024)

Total increase (decrease)	(6,171,778)		8,475,348
NET ASSETS
Beginning of period	80,643,256		72,167,908

End of period (including accumulated net investment loss of ($0) and ($0), respectively)	$74,471,478		$80,643,256

See notes to financial statements.

10

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$71,683,312		$–0	–	$–0	–	$71,683,312
Short-Term Investments	–0	–	2,780,621		–0	–	2,780,621

Total Investments in Securities	71,683,312		2,780,621		–0	–	74,463,933
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$71,683,312		$2,780,621		$–0	–	$74,463,933

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

12

AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $48,203.

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $41,565, of which $254 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2014.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$49,054,261		$65,234,630
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$55,597,824

Gross unrealized appreciation	19,436,606
Gross unrealized depreciation	(570,497)

Net unrealized appreciation	$18,866,109

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

14

AllianceBernstein Variable Products Series Fund

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of December 31, 2014, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $978 and $109 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)
$799	$2,658	$3,457	$0

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	34,805	64,176	$1,126,131	$1,713,830
Shares issued in reinvestment of dividends and distributions	16,081	2,773	509,297	74,011
Shares redeemed	(157,609)	(230,016)	(4,981,102)	(6,162,190)

Net decrease	(106,723)	(163,067)	$(3,345,674)	$(4,374,349)

15

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	SHARES		AMOUNT
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class B
Shares sold	40,907	45,133	$1,287,032	$1,138,194
Shares issued in reinvestment of dividends and distributions	29,147	500	892,754	12,958
Shares redeemed	(407,404)	(403,357)	(12,498,546)	(10,371,827)

Net decrease	(337,350)	(357,724)	$(10,318,760)	$(9,220,675)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$–0	–	$84,956
Net long-term capital gains	1,402,051		2,013

Total taxable distributions paid	$1,402,051		$86,969

16

AllianceBernstein Variable Products Series Fund

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$542,864
Undistributed capital gains	12,545,124
Unrealized appreciation/(depreciation)	18,864,875	(a)

Total accumulated earnings/(deficit)	$31,952,863

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of a net operating loss to offset short-term capital gains resulted in a net decrease in accumulated net investment loss and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$31.03	$23.22	$20.40	$20.15	$17.56

Income From Investment Operations
Net investment income (loss) (a)	(.09)	(.03)	.06	.03	.03
Net realized and unrealized gain on investment and foreign currency transactions	4.15	7.92	2.77	.22	2.61

Net increase in net asset value from operations	4.06	7.89	2.83	.25	2.64

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.08)	(.01)	–0	–	(.05)
Distributions from net realized gain on investment transactions	(.62)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.62)	(.08)	(.01)	–0	–	(.05)

Net asset value, end of period	$34.47	$31.03	$23.22	$20.40	$20.15

Total Return
Total investment return based on net asset value (b)*	13.28%	34.01%	13.89%	1.24%	15.06%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,141	$28,650	$25,220	$30,833	$37,198
Ratio to average net assets of:
Expenses	1.08%	1.06%	1.06%	1.00%	1.00	%+
Net investment income (loss)	(.28)%	(.10)%	.27%	.17%	.15	%+
Portfolio turnover rate	66%	63%	83%	97%	121%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$30.08	$22.50	$19.81	$19.62	$17.10

Income From Investment Operations
Net investment income (loss) (a)	(.16)	(.09)	.01	(.02)	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	4.00	7.68	2.68	.21	2.55

Net increase in net asset value from operations	3.84	7.59	2.69	.19	2.53

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.01)	–0	–	–0	–	(.01)
Distributions from net realized gain on investment transactions	(.62)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.62)	(.01)	–0	–	–0	–	(.01)

Net asset value, end of period	$33.30	$30.08	$22.50	$19.81	$19.62

Total Return
Total investment return based on net asset value (b)*	12.96%	33.72%	13.58%	.97%	14.80%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,330	$51,993	$46,948	$51,114	$61,325
Ratio to average net assets of:
Expenses	1.33%	1.31%	1.31%	1.25%	1.25	%+
Net investment income (loss)	(.52)%	(.35)%	.03%	(.08)%	(.10	)%+
Portfolio turnover rate	66%	63%	83%	97%	121%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010 by 0.03%, 0.06%, 0.28%, 0.07% and 0.22%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2015

20

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller
Bruce K. Aronow(2), Vice President
Frank V. Caruso(2), Vice President	Vincent S. Noto, Chief Compliance Officer
John H. Fogarty(2), Vice President
Emilie D. Wrapp, Secretary

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Growth Investment Team, with oversight by the Adviser’s Investment Advisory Members. Messrs. Bruce K. Aronow, Frank V. Caruso and John H. Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

21

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2006, and interim CEO 1999–2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007, and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014.

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	116	None

22

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1990)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

23

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

24

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Frank V. Caruso 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

John H. Fogarty 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

25

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
Growth Portfolio	Growth	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$76.7

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,090 (0.071% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

26

AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 1.06%	December 31
Class B 1.31%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$76.7	U.S. Growth Schedule 0.80% on 1st $25m 0.50% on next $25m 0.40% on next $50m 0.30% on next $100m 0.25% on the balance Minimum account size $25m	0.563%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

27

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages The AllianceBernstein Portfolios—Growth Fund (“Growth Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth Portfolio	Growth Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund A, B- Hedged/Unhedged	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank
Growth Portfolio	0.750	0.750	5/11

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”).

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

28

AllianceBernstein Variable Products Series Fund

The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Growth Portfolio	1.064	0.846	11/11	0.788	66/67

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $122,506 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $271,765 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

29

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Be rnstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2014.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Growth Portfolio
1 year	30.76	33.38	32.77	11/12	57/89
3 year	14.10	14.72	14.66	8/11	50/82
5 year	22.36	22.74	22.98	9/11	50/77
10 year	6.49	7.68	7.69	7/9	54/64

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio	30.76	14.10	22.36	6.49	8.72	16.43	0.36	10
Russell 1000 Growth Index	29.14	15.06	24.02	7.77	8.63	15.03	0.46	10
Russell 3000 Growth Index	29.76	15.13	24.33	7.89	8.68	N/A	N/A	N/A
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

31

VPS-GTH-0151-1214

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH & INCOME PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2015

The following is an update of AllianceBernstein Variable Products Series Fund—Growth & Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2014.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry. The Portfolio also invests in high-quality securities of non-U.S. issuers.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2014.

The Portfolio underperformed its benchmark during the annual period. Security selection was responsible for most of the deficit, although sector allocation also detracted. Stock selection in technology and industrials undercut relative performance. Stock selection in consumer staples and overweight exposure to the technology sector mitigated some of the losses.

The Portfolio did not utilize derivatives during the annual reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. equity markets advanced for much of 2014 as a brightening U.S. economic outlook boosted risk appetites. Six years after the collapse of the global financial markets, investors grew increasingly confident that the U.S. economy was strengthening, buoyed by encouraging domestic data, strong corporate earnings and a slew of mergers and acquisitions activity. The U.S. Federal Reserve (the “Fed”) ended its quantitative easing program in October after gradually reducing its monthly government bond purchases during the course of the year. However, investors remained upbeat about U.S. stocks, as the Fed’s repeated commitment to its ultra-low interest rate policy until at least mid-2015 allayed market anxiety about a premature end to the central bank’s stimulus campaign.

The Relative Value Investment Team follows a bottom-up stock picking methodology that seeks to identify companies consistent with a philosophy of relative-value investing; namely, to pursue attractively valued, well-managed companies that deploy capital wisely, giving them capacity to pay dividends and enhance the value of company shares over the long term. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment.

1

GROWTH & INCOME PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2014 (unaudited)	1 Year	5 Years*	10 Years*
Growth & Income Portfolio Class A†	9.54%	15.88%	6.84%
Growth & Income Portfolio Class B†	9.29%	15.59%	6.57%
Russell 1000 Value Index	13.45%	15.42%	7.30%
* Average annual returns.

†    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2014 by 0.11%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.60% and 0.85% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH & INCOME PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/04 – 12/31/14

This chart illustrates the total value of an assumed $10,000 investment in the Growth & Income Portfolio Class A shares (from 12/31/04 to 12/31/14) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Value Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH & INCOME PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,052.30	$3.10	0.60%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.18	$3.06	0.60%

Class B
Actual	$1,000	$1,050.80	$4.39	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.92	$4.33	0.85%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Berkshire Hathaway, Inc.—Class B	$44,479,235	5.1%
CVS Health Corp.	36,790,516	4.2
Pfizer, Inc.	35,952,396	4.1
Comcast Corp.—Class A	31,685,062	3.7
Wells Fargo & Co.	30,834,605	3.6
JPMorgan Chase & Co.	29,916,995	3.4
UnitedHealth Group, Inc.	28,372,930	3.3
Raytheon Co.	23,766,031	2.7
Exxon Mobil Corp.	22,433,917	2.6
Medtronic, Inc.	20,202,643	2.3

	$304,434,330	35.0%

SECTOR BREAKDOWN†

December 31, 2014 (unaudited)

SECTOR	U.S. $VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$221,975,955	25.4%
Health Care	140,053,650	16.0
Information Technology	122,765,310	14.0
Industrials	96,694,366	11.0
Consumer Discretionary	73,377,062	8.4
Energy	67,207,283	7.7
Consumer Staples	38,325,556	4.4
Telecommunication Services	16,267,979	1.9
Utilities	16,012,612	1.8
Short-Term Investments	82,643,494	9.4

Total Investments	$875,323,267	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–91.1%

FINANCIALS–25.5%
BANKS–7.0%
JPMorgan Chase & Co.	478,060	$29,916,995
Wells Fargo & Co.	562,470	30,834,605

		60,751,600

CAPITAL MARKETS–5.4%
BlackRock, Inc.–Class A	38,240	13,673,094
Goldman Sachs Group, Inc. (The)	101,130	19,602,028
State Street Corp.	129,657	10,178,075
Waddell & Reed Financial, Inc.–Class A	67,720	3,373,810

		46,827,007

CONSUMER FINANCE–1.3%
Capital One Financial Corp.	139,020	11,476,101

DIVERSIFIED FINANCIAL SERVICES–5.1%
Berkshire Hathaway, Inc.– Class B(a)	296,232	44,479,235

INSURANCE–6.7%
ACE Ltd.	164,870	18,940,266
Allstate Corp. (The)	134,360	9,438,790
Aon PLC	72,340	6,860,002
Hartford Financial Services Group, Inc. (The)	180,790	7,537,135
Validus Holdings Ltd.	240,949	10,013,840
WR Berkley Corp.	110,261	5,651,979

		58,442,012

		221,975,955

HEALTH CARE–16.1%
HEALTH CARE EQUIPMENT & SUPPLIES–3.2%
Abbott Laboratories	167,326	7,533,017
Medtronic, Inc.	279,815	20,202,643

		27,735,660

HEALTH CARE PROVIDERS & SERVICES–3.3%
UnitedHealth Group, Inc.	280,670	28,372,930

PHARMACEUTICALS–9.6%
Bristol-Myers Squibb Co.	97,778	5,771,835
Eli Lilly & Co.	292,800	20,200,272
Merck & Co., Inc.	250,359	14,217,888
Pfizer, Inc.	1,154,170	35,952,396
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	135,675	7,802,669

		83,945,060

		140,053,650

INFORMATION TECHNOLOGY–14.1%
COMMUNICATIONS EQUIPMENT–0.4%
Cisco Systems, Inc.	139,188	$3,871,514

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.9%
TE Connectivity Ltd.	117,760	7,448,320

IT SERVICES–0.9%
Xerox Corp.	551,380	7,642,127

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.6%
Altera Corp.	184,860	6,828,728
Intel Corp.	421,420	15,293,332
Micron Technology, Inc.(a)	198,674	6,955,577
NVIDIA Corp.	563,764	11,303,468

		40,381,105

SOFTWARE–3.5%
Activision Blizzard, Inc.	422,002	8,503,340
Check Point Software Technologies Ltd.(a)	104,801	8,234,215
Microsoft Corp.	289,710	13,457,029

		30,194,584

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–3.8%
Apple, Inc.	163,115	18,004,634
EMC Corp./MA	255,240	7,590,838
NetApp, Inc.	184,130	7,632,188

		33,227,660

		122,765,310

INDUSTRIALS–11.1%
AEROSPACE & DEFENSE–5.0%
Boeing Co. (The)	155,080	20,157,298
Raytheon Co.	219,710	23,766,031

		43,923,329

AIRLINES–3.1%
Copa Holdings SA–Class A	177,496	18,395,686
Delta Air Lines, Inc.	174,470	8,582,179

		26,977,865

INDUSTRIAL CONGLOMERATES–1.9%
General Electric Co.	650,825	16,446,348

MACHINERY–0.8%
Parker-Hannifin Corp.	52,689	6,794,246

TRADING COMPANIES & DISTRIBUTORS–0.3%
WESCO International, Inc.(a)	33,494	2,552,578

		96,694,366

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–8.4%
INTERNET & CATALOG RETAIL–1.1%
Liberty Interactive Corp.– Class A(a)	273,308	$8,040,722
Liberty Ventures–Series A(a)	38,856	1,465,648

		9,506,370

MEDIA–6.7%
Comcast Corp.–Class A	546,200	31,685,062
Time Warner Cable, Inc.–Class A	50,939	7,745,785
Time Warner, Inc.	224,110	19,143,476

		58,574,323

SPECIALTY RETAIL–0.6%
PetSmart, Inc.	65,150	5,296,369

		73,377,062

ENERGY–7.7%
ENERGY EQUIPMENT & SERVICES–1.1%
Cameron International Corp.(a)	95,420	4,766,229
FMC Technologies, Inc.(a)	107,860	5,052,162

		9,818,391

OIL, GAS & CONSUMABLE FUELS–6.6%
Chevron Corp.	59,958	6,726,089
ConocoPhillips	98,770	6,821,056
Exxon Mobil Corp.	242,660	22,433,917
Hess Corp.	90,990	6,716,882
Marathon Oil Corp.	277,890	7,861,508
Occidental Petroleum Corp.	84,722	6,829,440

		57,388,892

		67,207,283

CONSUMER STAPLES–4.4%
FOOD & STAPLES RETAILING–4.2%
CVS Health Corp.	382,001	36,790,516

FOOD PRODUCTS–0.2%
Archer-Daniels-Midland Co.	29,520	1,535,040

		38,325,556

TELECOMMUNICATION SERVICES–1.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.9%
Verizon Communications, Inc.	347,755	16,267,979

UTILITIES–1.9%
ELECTRIC UTILITIES–0.9%
Great Plains Energy, Inc.	279,320	7,935,481

MULTI-UTILITIES–1.0%
Wisconsin Energy Corp.(b)	153,150	8,077,131

		16,012,612

Total Common Stocks (cost $594,219,474)		792,679,773

Company		Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–9.5%
TIME DEPOSIT–9.5%
State Street Time Deposit 0.01%, 1/02/15 (cost $82,643,494)	U.S	. $	82,643	$82,643,494

		Shares
TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.6% (cost $676,862,968)				875,323,267

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.0%
INVESTMENT COMPANIES–1.0%
AB Exchange Reserves– Class I, 0.07%(c)(d) (cost $8,423,250)			8,423,250	8,423,250

TOTAL INVESTMENTS–101.6% (cost $685,286,218)				883,746,517
Other assets less liabilities–(1.6)%				(14,169,385)

NET ASSETS–100.0%				$869,577,132

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2014	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $676,862,968)	$875,323,267	(a)
Affiliated issuers (cost $8,423,250—investment of cash collateral for securities loaned)	8,423,250
Dividends and interest receivable	809,914
Receivable for capital stock sold	138,768

Total assets	884,695,199

LIABILITIES
Payable for collateral received on securities loaned	8,423,250
Payable for investment securities purchased	5,183,945
Payable for capital stock redeemed	796,501
Advisory fee payable	407,249
Distribution fee payable	149,333
Administrative fee payable	12,310
Transfer Agent fee payable	112
Accrued expenses	145,367

Total liabilities	15,118,067

NET ASSETS	$869,577,132

COMPOSITION OF NET ASSETS
Capital stock, at par	$29,206
Additional paid-in capital	676,794,784
Undistributed net investment income	10,200,000
Accumulated net realized loss on investment transactions	(15,907,157)
Net unrealized appreciation on investments	198,460,299

	$869,577,132

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$168,135,435	5,596,734	$30.04
B	$701,441,697	23,609,006	$29.71

(a)	Includes securities on loan with a value of $8,077,131 (see Note E).

See notes to financial statements.

8

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2014	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $34,654)	$17,084,426
Affiliated issuers	625
Interest	6,132
Securities lending income	3,893

17,095,076

EXPENSES
Advisory fee (see Note B)	4,707,511
Distribution fee—Class B	1,730,726
Transfer agency—Class A	2,070
Transfer agency—Class B	8,777
Custodian	154,247
Printing	112,331
Legal	57,473
Administrative	48,204
Audit and tax	41,708
Directors’ fees	4,503
Miscellaneous	23,888

Total expenses	6,891,438

Net investment income	10,203,638

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	78,058,883
Net change in unrealized appreciation/depreciation of investments	(12,349,510)

Net gain on investment transactions	65,709,373

NET INCREASE IN NET ASSETS FROM OPERATIONS	$75,913,011

See notes to financial statements.

9

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,203,638	$9,990,731
Net realized gain on investment transactions	78,058,883	175,745,634
Net change in unrealized appreciation/depreciation of investments	(12,349,510)	80,022,635

Net increase in net assets from operations	75,913,011	265,759,000
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,268,517)	(1,985,126)
Class B	(7,666,587)	(9,529,113)
CAPITAL STOCK TRANSACTIONS
Net decrease	(69,811,950)	(276,433,549)

Total decrease	(3,834,043)	(22,188,788)
NET ASSETS
Beginning of period	873,411,175	895,599,963

End of period (including undistributed net investment income of $10,200,000 and $9,928,588, respectively)	$869,577,132	$873,411,175

See notes to financial statements.

10

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$792,679,773		$–0	–	$–0	–	$792,679,773
Short-Term Investments	–0	–	82,643,494		–0	–	82,643,494
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,423,250		–0	–	–0	–	8,423,250

Total Investments in Securities	801,103,023		82,643,494		–0	–	883,746,517
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$801,103,023		$82,643,494		$–0	–	$883,746,517

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

12

AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $48,204.

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $595,695, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$407,224,437		$503,974,040
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$686,630,552

Gross unrealized appreciation	212,665,362
Gross unrealized depreciation	(15,549,397)

Net unrealized appreciation	$197,115,965

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2014.

14

AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2014, the Portfolio had securities on loan with a value of $8,077,131 and had received cash collateral which has been invested into AB Exchange Reserves of $8,423,250. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $3,893 and $625 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)
$0	$42,087	$33,664	$8,423

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	792,608	850,754	$22,691,868	$20,712,220
Shares issued in reinvestment of dividends	79,653	83,584	2,268,517	1,985,126
Shares redeemed	(1,180,764)	(1,322,227)	(33,448,306)	(31,796,790)

Net decrease	(308,503)	(387,889)	$(8,487,921)	$(9,099,444)

Class B
Shares sold	1,584,088	2,948,344	$44,665,440	$71,020,261
Shares issued in reinvestment of dividends	271,961	404,977	7,666,587	9,529,113
Shares redeemed	(4,045,067)	(14,546,299)	(113,656,056)	(347,883,479)

Net decrease	(2,189,018)	(11,192,978)	$(61,324,029)	$(267,334,105)

15

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$9,935,104	$11,514,239

Total taxable distributions paid	$9,935,104	$11,514,239

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,200,000
Accumulated capital and other losses	(14,562,823	)(a)
Unrealized appreciation/(depreciation)	197,115,965	(b)

Total accumulated earnings/(deficit)	$192,753,142

(a)	As of December 31, 2014, the Portfolio had a net capital loss carryforward of $14,562,823. During the fiscal year, the Portfolio utilized $78,078,754 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

16

AllianceBernstein Variable Products Series Fund

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2014, the Portfolio had a net capital loss carryforward of $14,562,823 which will expire in 2017.

During the current fiscal year, permanent differences primarily due to the tax treatment of class action proceeds resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.80	$20.88	$18.05	$17.19	$15.20

Income From Investment Operations
Net investment income (a)	.40	.33	.29	.27	.20
Net realized and unrealized gain on investment transactions	2.23	6.92	2.86	.83	1.79

Net increase in net asset value from operations	2.63	7.25	3.15	1.10	1.99

Less: Dividends
Dividends from net investment income	(.39)	(.33)	(.32)	(.24)	–0	–

Net asset value, end of period	$30.04	$27.80	$20.88	$18.05	$17.19

Total Return
Total investment return based on net asset value (b)*	9.54%	34.96%	17.53%	6.32%	13.09%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$168,135	$164,154	$131,402	$138,731	$201,521
Ratio to average net assets of:
Expenses	.60%	.60%	.60%	.60%	.63	%+
Net investment income	1.39%	1.35%	1.48%	1.52%	1.30	%+
Portfolio turnover rate	51%	63%	80%	76%	66%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.49	$20.66	$17.86	$17.01	$15.08

Income From Investment Operations
Net investment income (a)	.32	.27	.24	.23	.16
Net realized and unrealized gain on investment transactions	2.22	6.83	2.83	.81	1.77

Net increase in net asset value from operations	2.54	7.10	3.07	1.04	1.93

Less: Dividends
Dividends from net investment income	(.32)	(.27)	(.27)	(.19)	–0	–

Net asset value, end of period	$29.71	$27.49	$20.66	$17.86	$17.01

Total Return
Total investment return based on net asset value (b)*	9.29%	34.59%	17.24%	6.07%	12.80%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$701,442	$709,257	$764,198	$735,514	$805,714
Ratio to average net assets of:
Expenses	.85%	.85%	.85%	.85%	.88	%+
Net investment income	1.14%	1.11%	1.23%	1.28%	1.05	%+
Portfolio turnover rate.	51%	63%	80%	76%	66%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010 by 0.11%, 0.08%, 0.19%, 0.13% and 0.27%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth & Income Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Growth & Income Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2015

20

2014 FEDERAL TAX INFORMATION
(unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2014. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

21

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by Mr. Frank V. Caruso, a member of the Adviser’s Relative Value Investment Team.

22

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007, and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014.

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	116	None

23

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1990)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

25

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS

DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

27

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on% of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
Growth & Income Portfolio	Value	0.55% on first $2.5 billion	$860.8
		0.45% on next $2.5 billion
		0.40% on the balance

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

28

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,103 (0.006% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.60%	December 31
Class B 0.85%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth & Income	$860.8	U.S. Growth & Income	0.283%	0.550%
Portfolio		0.65% on first $25m
		0.50% on next $25m
		0.40% on next $50m
		0.30% on next $100m
		0.25% on the balance
		Minimum account size $25m

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

29

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. (“Growth & Income Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Growth & Income Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion	0.550%	0.550%
		0.45% on next $2.5 billion
		0.40% on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group( “EG”) and the Portfolio’s contractual management fee ranking.8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank
Growth & Income Portfolio	0.550	0.713	2/11

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Growth & Income	0.603	0.770	2/11	0.796	4/29
Portfolio

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

Based on this analysis, the Portfolio has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $1,799,452 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $4,276,871 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

31

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group( “PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2014.19

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

32

AllianceBernstein Variable Products Series Fund

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Growth & Income Portfolio
1 year	26.09	26.85	24.16	8/11	28/74
3 year	16.30	14.20	11.67	2/10	7/66
5 year	22.01	22.28	22.01	6/10	32/63
10 year	6.54	7.55	7.72	7/9	28/30

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Portfolio	26.10	16.30	22.01	6.54	9.64	15.11	0.39	10
Russell 1000 Value Index	23.44	14.05	23.18	7.24	10.99	15.52	0.42	10
Inception Date: February 25,1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

VPS-GI-0151-1214

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERMEDIATE BOND PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2015

The following is an update of AllianceBernstein Variable Products Series Fund—Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2014.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as “junk bonds”). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may enter into, without limit, derivatives transactions, such as options, futures, forwards and swaps.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Barclays U.S. Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2014.

All share classes of the Portfolio outperformed the benchmark for the annual period. Security selection and active currency exposure were the primary contributors to outperformance. Sector allocation also contributed, while overall yield curve positioning detracted. Exposure to non-agency mortgages was positive; overweights to commercial mortgage-backed securities and asset-backed securities contributed modestly. Conversely, exposure to inflation-linked securities detracted. Security selection in investment-grade corporates provided a positive effect for the annual period; security selection in banking was the main contributor. Security selection within mortgages detracted. An overall short duration position, as well as an underweight on the long end of the yield curve, detracted from performance. The Portfolio’s overweight to the U.S. dollar against short positions in a basket of developed-market currencies was a notable contributor.

During the annual period, the Portfolio utilized derivatives in the form of Treasury futures and interest rate swaps to manage duration and yield curve positioning. Currency forwards were used to manage the Portfolio’s currency exposure. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Bond markets turned more volatile in 2014, as growth trends and monetary policies in the world’s biggest economies headed in different directions. In the fourth quarter, a plunge in oil prices rattled credit markets, pressured emerging-market currencies and added to deflationary pressures in Europe and Japan. The U.S. Treasury yield curve flattened, and the 10-year U.S. Treasury yield declined by about 0.32% over the quarter, leaving it roughly 0.86% below where it began the year. Corporate bond spreads widened in the U.S. but narrowed slightly in Europe; most credit sectors underperformed developed-market government debt. Meanwhile, currency volatility remained high as monetary policies worldwide diverged and the U.S. dollar strengthened. Emerging-market currencies were particularly volatile as lower oil prices weighed on the finances of large exporters.

1

INTERMEDIATE BOND PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may

(Disclosures, Risks and Note about Historical Performance continued on next page)

2

AllianceBernstein Variable Products Series Fund

increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2014 (unaudited)	1 Year	5 Years*	10 Years*
Intermediate Bond Portfolio Class A	6.48%	5.17%	4.72%
Intermediate Bond Portfolio Class B	6.22%	4.92%	4.47%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
* Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.77% and 1.02% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

INTERMEDIATE BOND PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/04 – 12/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Intermediate Bond Portfolio Class A shares (from 12/31/04 to 12/31/14) as compared to the performance of the Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

INTERMEDIATE BOND PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,017.70	$4.73	0.93%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.52	$4.74	0.93%

Class B
Actual	$1,000	$1,016.40	$5.95	1.17%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.31	$5.96	1.17%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Governments—Treasuries	$17,408,339	20.6%
Corporates—Investment Grade	17,388,003	20.6
Mortgage Pass-Throughs	15,291,592	18.1
Asset-Backed Securities	11,116,514	13.2
Commercial Mortgage-Backed Securities	7,123,433	8.4
Corporates—Non-Investment Grade	4,447,864	5.3
Collateralized Mortgage Obligations	3,144,739	3.7
Inflation-Linked Securities	2,425,340	2.9
Agencies	2,035,766	2.4
Quasi-Sovereigns	1,184,456	1.4
Governments—Sovereign Agencies	405,360	0.5
Preferred Stocks	325,360	0.4
Local Governments—Municipal Bonds	307,000	0.4
Other†	101,000	0.1
Short-Term Investments	1,682,875	2.0

Total Investments	$84,387,641	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging purposes (see “Portfolio of Investments” section of the report for additional details).

†	“Other” represents less than 0.1% weightings in the following security types: Emerging Markets—Corporate Bonds and Warrants.

6

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS– TREASURIES–22.8%
BRAZIL–0.5%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	1,030	$368,893

MEXICO–0.8%
Mexican Bonos Series M 10 7.75%, 12/14/17	MXN	8,069	597,267

NEW ZEALAND–1.3%
New Zealand Government Bond Series 319 5.00%, 3/15/19(a)	NZD	1,170	963,512

UNITED KINGDOM–0.7%
United Kingdom Gilt 3.75%, 9/07/21(a)	GBP	320	572,956

UNITED STATES–19.5%
U.S. Treasury Bonds 3.00%, 11/15/44	U.S.$	303	318,855
3.125%, 8/15/44		485	522,133
3.625%, 8/15/43–2/15/44		564	663,029
4.50%, 2/15/36		654	872,857
4.625%, 2/15/40		2,560	3,480,000
U.S. Treasury Notes 0.375%, 3/31/16		943	942,853
1.50%, 8/31/18–11/30/19		1,147	1,142,169
1.625%, 6/30/19		637	638,592
1.75%, 9/30/19		1,632	1,641,461
2.25%, 11/15/24		171	172,048
2.375%, 8/15/24		583	594,202
2.50%, 8/15/23–5/15/24		2,766	2,849,831
2.75%, 11/15/23–2/15/24		1,014	1,067,681

			14,905,711

Total Governments–Treasuries (cost $16,337,420)			17,408,339

CORPORATES–INVESTMENT GRADE–22.8%
INDUSTRIAL–14.7%
BASIC–2.0%
Basell Finance Co. BV 8.10%, 3/15/27(a)		85	113,905
Cia Minera Milpo SAA 4.625%, 3/28/23(a)		260	255,172
Dow Chemical Co. (The) 8.55%, 5/15/19		86	106,919
Glencore Funding LLC 4.125%, 5/30/23(a)		58	56,594
International Paper Co. 3.65%, 6/15/24		49	48,965
4.75%, 2/15/22		65	70,914
LyondellBasell Industries NV 5.75%, 4/15/24		200	228,739
Minsur SA 6.25%, 2/07/24(a)		210	226,741

	Principal Amount (000)		U.S. $ Value

Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)	U.S.$	260	$249,630
Vale SA 5.625%, 9/11/42		29	27,011
Yamana Gold, Inc. 4.95%, 7/15/24		166	162,012

			1,546,602

CAPITAL GOODS–0.0%
Owens Corning 6.50%, 12/01/16(b)		10	10,895

COMMUNICATIONS–MEDIA–2.2%
21st Century Fox America, Inc. 4.00%, 10/01/23		64	67,954
4.50%, 2/15/21		300	328,376
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.50%, 3/01/16		95	97,478
3.80%, 3/15/22		57	57,990
4.45%, 4/01/24		81	84,751
5.00%, 3/01/21		175	190,837
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(c)		128	132,800
Omnicom Group, Inc. 3.625%, 5/01/22		87	89,314
TCI Communications, Inc. 7.875%, 2/15/26		115	160,403
Time Warner Cable, Inc. 4.125%, 2/15/21		200	214,038
Time Warner, Inc. 7.625%, 4/15/31		69	96,195
Viacom, Inc. 3.875%, 4/01/24		68	68,261
5.625%, 9/15/19		60	67,384

			1,655,781

COMMUNICATIONS–TELECOMMUNICATIONS–1.9%
American Tower Corp. 5.05%, 9/01/20		260	282,085
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		320	342,058
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	27	24,529
SBA Tower Trust 2.898%, 10/15/19(a)	U.S.$	147	147,385
Telefonica Emisiones SAU 5.462%, 2/16/21		120	133,799
Verizon Communications, Inc. 3.50%, 11/01/24		258	253,485
3.85%, 11/01/42		89	79,342
6.55%, 9/15/43		165	211,390

			1,474,073

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CONSUMER CYCLICAL–AUTOMOTIVE–0.7%
Ford Motor Credit Co. LLC 5.875%, 8/02/21	U.S.$	455	$526,794

CONSUMER CYCLICAL–RETAILERS– 0.3%
Walgreens Boots Alliance, Inc./old 3.80%, 11/18/24		195	198,881

CONSUMER NON-CYCLICAL–2.2%
Actavis Funding SCS 3.85%, 6/15/24		54	54,276
Altria Group, Inc. 2.625%, 1/14/20		195	195,566
Bayer US Finance LLC 3.375%, 10/08/24(a)		200	203,514
Becton Dickinson and Co. 3.734%, 12/15/24		85	87,514
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		201	201,790
Kroger Co. (The) 3.40%, 4/15/22		194	197,495
Medtronic, Inc. 3.50%, 3/15/25(a)		195	199,479
Perrigo Finance PLC 3.50%, 12/15/21		200	202,333
Reynolds American, Inc. 3.25%, 11/01/22		127	123,703
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		78	82,258
Tyson Foods, Inc. 2.65%, 8/15/19		39	39,355
3.95%, 8/15/24		123	127,148

			1,714,431

ENERGY–3.4%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		68	57,930
Encana Corp. 3.90%, 11/15/21		45	44,349
Energy Transfer Partners LP 7.50%, 7/01/38		244	302,837
Enterprise Products Operating LLC 5.20%, 9/01/20		55	60,659
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		321	318,291
4.15%, 3/01/22		89	89,688
Nabors Industries, Inc. 5.10%, 9/15/23		158	150,014
Noble Energy, Inc. 3.90%, 11/15/24		107	105,753
8.25%, 3/01/19		238	285,338
Noble Holding International Ltd. 3.95%, 3/15/22		92	80,597
4.90%, 8/01/20		32	29,984

Sunoco Logistics Partners Operations LP 5.30%, 4/01/44	U.S.$	145	$146,153
TransCanada PipeLines Ltd. 6.35%, 5/15/67		235	227,950
Transocean, Inc. 6.375%, 12/15/21		1	923
6.50%, 11/15/20		185	174,449
Valero Energy Corp. 6.125%, 2/01/20		177	200,737
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		190	225,355
Williams Partners LP 4.125%, 11/15/20		97	99,376

			2,600,383

OTHER INDUSTRIAL–0.3%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)		200	198,352

TECHNOLOGY–1.3%
Hewlett-Packard Co. 4.65%, 12/09/21		107	114,572
KLA-Tencor Corp. 4.65%, 11/01/24		195	201,873
Motorola Solutions, Inc. 3.50%, 3/01/23		165	162,418
7.50%, 5/15/25		25	30,770
Seagate HDD Cayman 4.75%, 1/01/25(a)		75	77,262
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		43	44,978
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		205	208,370
Total System Services, Inc. 2.375%, 6/01/18		74	73,366
3.75%, 6/01/23		69	67,614

			981,223

TRANSPORTATION–AIRLINES–0.1%
Southwest Airlines Co. 5.75%, 12/15/16		75	81,034

TRANSPORTATION–SERVICES–0.3%
Ryder System, Inc. 5.85%, 11/01/16		116	125,266
7.20%, 9/01/15		108	112,547

			237,813

			11,226,262

FINANCIAL INSTITUTIONS–6.1%
BANKING–3.4%
Compass Bank 5.50%, 4/01/20		250	272,030
Credit Suisse AG 6.50%, 8/08/23(a)		240	261,138
Goldman Sachs Group, Inc. (The) 3.85%, 7/08/24		210	215,376
Series D 6.00%, 6/15/20		395	456,631

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Macquarie Group Ltd. 4.875%, 8/10/17(a)	U.S.$	232	$248,075
Morgan Stanley 5.625%, 9/23/19		143	161,418
Murray Street Investment Trust I 4.647%, 3/09/17		27	28,496
Nationwide Building Society 6.25%, 2/25/20(a)		230	269,795
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		90	93,420
Standard Chartered PLC 4.00%, 7/12/22(a)		265	269,436
UBS AG/Stamford CT 7.625%, 8/17/22		250	294,339

			2,570,154

FINANCE–0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		155	177,683

INSURANCE–1.7%
American International Group, Inc. 4.875%, 6/01/22		75	84,251
6.40%, 12/15/20		215	256,381
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(c)		200	208,000
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		200	226,018
Lincoln National Corp. 8.75%, 7/01/19		113	141,197
MetLife, Inc. 10.75%, 8/01/39		85	138,125
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		55	87,145
Prudential Financial, Inc. 5.625%, 6/15/43		185	189,125

			1,330,242

REITS–0.8%
HCP, Inc. 5.375%, 2/01/21		179	199,891
Health Care REIT, Inc. 5.25%, 1/15/22		183	203,346
Trust F/1401 5.25%, 12/15/24(a)		200	206,020

			609,257

			4,687,336

NON CORPORATE SECTORS–1.0%
AGENCIES–NOT GOVERNMENT GUARANTEED–1.0%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		260	246,066

OCP SA 5.625%, 4/25/24(a)	U.S.$	205	$215,250
Petrobras International Finance Co. SA 5.75%, 1/20/20		297	286,816

			748,132

UTILITY–1.0%
ELECTRIC–0.6%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		170	213,577
CMS Energy Corp. 5.05%, 3/15/22		37	41,481
Constellation Energy Group, Inc. 5.15%, 12/01/20		64	70,861
Exelon Generation Co. LLC 4.25%, 6/15/22		78	81,056

			406,975

NATURAL GAS–0.4%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		305	319,298

			726,273

Total Corporates–Investment Grade (cost $16,535,699)			17,388,003

MORTGAGE PASS-THROUGHS–20.1%
AGENCY FIXED RATE 30-YEAR–18.3%
Federal Home Loan Mortgage Corp. Gold 4.50%, 9/01/44		352	386,030
Series 2005 5.50%, 1/01/35		181	204,371
Series 2007 5.50%, 7/01/35		50	55,899
Federal National Mortgage Association 3.00%, 6/01/43-7/01/43		1,407	1,425,425
3.50%, 1/01/45, TBA		3,731	3,889,277
4.00%, 1/01/45, TBA		3,972	4,239,252
4.50%, 11/01/43-4/01/44		702	770,859
4.50%, 1/25/45, TBA		1,297	1,407,853
Series 2003 5.50%, 4/01/33-7/01/33		167	187,710
Series 2004 5.50%, 4/01/34-11/01/34		151	169,708
Series 2005 5.50%, 2/01/35		184	206,760
Series 2007 4.50%, 8/01/37		49	53,673
Series 2014 4.50%, 2/01/44		154	167,073
Government National Mortgage Association 3.50%, 1/01/45, TBA		771	809,309
Series 1994 9.00%, 9/15/24		1	1,455

			13,974,654

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

AGENCY FIXED RATE 15-YEAR–1.8%
Federal National Mortgage Association 3.00%, 1/01/29, TBA	U.S.$	1,267	$1,316,938

Total Mortgage Pass-Throughs (cost $15,063,714)			15,291,592

ASSET-BACKED SECURITIES–14.6%
AUTOS–FIXED RATE–8.5%
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		260	260,320
Series 2014-1, Class A2 1.29%, 1/15/19		252	251,449
AmeriCredit Automobile Receivables Trust Series 2011-3, Class D 4.04%, 7/10/17		200	203,593
Series 2012-3, Class A3 0.96%, 1/09/17		86	86,110
Series 2013-3, Class A3 0.92%, 4/09/18		335	335,216
Series 2013-4, Class A3 0.96%, 4/09/18		130	130,167
Series 2013-5, Class A2A 0.65%, 3/08/17		39	38,738
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		93	93,024
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		288	295,899
Series 2014-1A, Class A 2.46%, 7/20/20(a)		149	148,908
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		122	121,648
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		275	275,635
Series 2014-1, Class B 2.22%, 1/22/19		60	60,527
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16		69	69,138
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		35	34,695
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(a)		279	278,955

	Principal Amount (000)		U.S. $ Value

CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)	U.S.$	162	$161,737
Series 2014-B, Class A 1.11%, 11/15/18(a)		84	83,772
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(a)		200	199,745
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)		26	25,819
Series 2013-1A, Class A 1.29%, 10/16/17(a)		36	36,387
Series 2014-1A, Class A 1.29%, 5/15/18(a)		59	59,359
Series 2014-2A, Class A 1.06%, 8/15/18(a)		57	57,045
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		165	164,012
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		43	42,646
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(a)	CAD	92	79,190
Series 2014-R2A, Class A1 1.353%, 3/15/16(a)		41	35,402
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17	U.S.$	144	143,648
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		100	99,340
Series 2014-2, Class A 2.31%, 4/15/26(a)		157	157,668
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A1 0.85%, 1/15/18		136	136,041
Series 2014-1, Class A1 1.20%, 2/15/19		201	200,349
Harley-Davidson Motorcycle Trust Series 2012-1, Class A3 0.68%, 4/15/17		61	61,010
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		175	174,601
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		485	478,280
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		107	106,851
Series 2014-A, Class A2A 0.48%, 6/15/16		216	215,692

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)	U.S.$	373	$372,988
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		261	261,243
Series 2013-5, Class A2A
0.64%, 4/17/17		28	27,745
Series 2014-2, Class A3 0.80%, 4/16/18		205	204,462
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		232	231,017

			6,500,071

CREDIT CARDS–FIXED RATE–1.6%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		161	160,863
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		320	322,998
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		300	300,450
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		232	231,826
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		190	191,067

			1,207,204

AUTOS–FLOATING RATE–1.6%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.656%, 6/20/17(b)		485	485,209
Series 2012-4, Class A 0.606%, 10/20/17(b)		158	157,987
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.711%, 12/10/27(a)(b)		167	167,202
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.92%, 10/25/19(a)(b)		197	197,000
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.665%, 10/20/20(a)(b)		197	196,674

			1,204,072

CREDIT CARDS–FLOATING RATE–1.2%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.501%, 3/16/20(b)	U.S.$	205	$205,000
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 0.511%, 3/16/20(b)		205	204,943
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.861%, 2/15/17(a)(b)		320	320,126
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.541%, 12/15/19(b)		185	185,337

			915,406

OTHER ABS–FIXED RATE–1.0%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		213	213,292
Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		196	195,988
CNH Capital Canada Receivables Trust Series 2014-1A, Class A1 1.388%, 3/15/17(a)	CAD	84	72,122
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21	U.S.$	101	100,384
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(a)		193	192,565

			774,351

OTHER ABS–FLOATING RATE–0.3%
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.546%, 7/20/19(b)		240	239,768

HOME EQUITY LOANS–FLOATING RATE–0.3%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.295%, 12/25/32(b)		52	49,761
GSAA Trust Series 2006-5, Class 2A3 0.44%, 3/25/36(b)		192	132,085

			181,846

HOME EQUITY LOANS–FIXED RATE–0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		93	93,796

Total Asset-Backed Securities (cost $11,141,883)			11,116,514

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.3%
NON-AGENCY FIXED RATE CMBS–7.9%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51	U.S.$	340	$370,563
Series 2007-5, Class AM
5.772%, 2/10/51		78	82,047
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		108	110,956
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		200	201,838
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		260	267,001
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.771%, 3/15/49		129	134,862
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.766%, 5/15/46		169	183,561
Commercial Mortgage Pass-Through Certificates Series 2007-GG9, Class A4 5.444%, 3/10/39		506	540,219
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		112	109,836
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.702%, 6/15/39		95	99,191
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		180	177,753
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		267	269,826
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		136	136,656
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class A1 2.749%, 11/15/43(a)		174	176,514
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		157	166,283
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		589	620,772

ML-CFC Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49	U.S.$	1,105	$1,195,027
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)		280	279,104
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		60	60,372
Series 2012-C4, Class A5 2.85%, 12/10/45		112	111,675
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		380	393,679
WFRBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		233	239,877
Series 2014-C20, Class A2 3.036%, 5/15/47		125	129,312

			6,056,924

NON-AGENCY FLOATING RATE CMBS–1.4%
Commercial Mortgage Pass-Through Certificates Series 2014-KYO, Class A 1.059%, 6/11/27(a)(b)		102	101,392
Series 2014-SAVA, Class A 1.311%, 6/15/34(a)(b)		100	99,786
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.857%, 12/05/31(a)(b)		140	139,543
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.081%, 6/15/29(a)(b)		201	200,811
PFP III Ltd. Series 2014-1, Class A 1.331%, 6/14/31(a)(b)		231	230,247
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.212%, 4/15/32(a)(b)		100	99,003
Starwood Retail Property Trust Series 2014-STAR, Class A 1.381%, 11/15/27(a)(b)		196	195,727

			1,066,509

Total Commercial Mortgage-Backed Securities (cost $7,122,648)			7,123,433

12

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–NON-INVESTMENT GRADE–5.8%
INDUSTRIAL–2.9%
BASIC–0.0%
Novelis, Inc. 8.375%, 12/15/17	U.S.$	18	$18,675

COMMUNICATIONS– MEDIA–1.0%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	100	171,056
CSC Holdings LLC 8.625%, 2/15/19	U.S.$	29	33,713
Intelsat Jackson Holdings SA 7.25%, 10/15/20		70	73,938
Numericable-SFR 5.375%, 5/15/22(a)	EUR	120	149,853
Quebecor Media, Inc. 5.75%, 1/15/23	U.S.$	75	76,687
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		200	209,000
Univision Communications, Inc. 6.875%, 5/15/19(a)		61	63,516

			777,763

COMMUNICATIONS– TELECOMMUNICATIONS–0.2%
Sprint Corp. 7.875%, 9/15/23		100	98,720
Windstream Corp. 6.375%, 8/01/23		80	74,800

			173,520

CONSUMER CYCLICAL–AUTOMOTIVE–0.2%
General Motors Co. 3.50%, 10/02/18		80	81,600
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		36	38,160

			119,760

CONSUMER CYCLICAL–OTHER–0.1%
KB Home 4.75%, 5/15/19		63	62,055

CONSUMER CYCLICAL–RETAILERS–0.1%
CST Brands, Inc. 5.00%, 5/01/23		75	75,750

CONSUMER NON-CYCLICAL–0.3%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18		33	34,155
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		85	77,775
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	100	158,860

			270,790

ENERGY–0.5%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 3/15/24	U.S.$	78	$79,170
California Resources Corp. 5.50%, 9/15/21(a)		53	45,315
ONEOK, Inc. 4.25%, 2/01/22		203	185,796
Paragon Offshore PLC 7.25%, 8/15/24(a)		81	48,600
SM Energy Co. 6.50%, 1/01/23		9	8,640

			367,521

SERVICES–0.1%
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		70	74,900

TECHNOLOGY–0.1%
Audatex North America, Inc. 6.00%, 6/15/21(a)		73	75,190

TRANSPORTATION– AIRLINES–0.1%
Air Canada 6.75%, 10/01/19(a)		70	72,800

TRANSPORTATION– SERVICES–0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23		77	78,540
Hertz Corp. (The) 6.75%, 4/15/19		70	72,100

			150,640

			2,239,364

FINANCIAL INSTITUTIONS – 2.6%
BANKING–2.4%
ABN AMRO Bank NV 4.31%, 3/10/16(c)	EUR	42	51,457
Bank of America Corp. Series Z 6.50%, 10/23/24(c)	U.S.$	79	80,414
Bank of Ireland 2.08%, 9/22/15(b)(d)	CAD	110	91,840
Barclays Bank PLC
6.86%, 6/15/32(a)(c)	U.S.$	29	32,190
7.625%, 11/21/22		200	218,685
7.75%, 4/10/23		200	218,000
BNP Paribas SA 5.186%, 6/29/15(a)(c)		62	62,000
Credit Suisse Group AG 7.50%, 12/11/23(a)(c)		200	207,000
HBOS Capital Funding LP 4.939%, 5/23/16(c)	EUR	82	99,125
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	202	196,044
Lloyds Banking Group PLC 7.50%, 6/27/24(c)		200	203,500
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		39	44,320

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)(c)	U.S.$	100	$100,500
Societe Generale SA 4.196%, 1/26/15(c)	EUR	48	58,082
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)	U.S.$	190	202,410

			1,865,567

FINANCE–0.1%
International Lease Finance Corp. 5.875%, 4/01/19		55	59,263

INSURANCE–0.1%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		70	74,200

			1,999,030

UTILITY–0.3%
ELECTRIC–0.3%
AES Corp./VA 7.375%, 7/01/21		70	79,100
NRG Energy, Inc. 6.25%, 5/01/24(a)		54	54,945
7.875%, 5/15/21		70	75,425

			209,470

Total Corporates–Non-Investment Grade (cost $4,513,643)			4,447,864

COLLATERALIZED MORTGAGE OBLIGATIONS–4.1%
NON-AGENCY FIXED RATE–1.7%
Alternative Loan Trust
Series 2005-20CB, Class 3A6 5.50%, 7/25/35		36	33,750
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		87	79,921
Series 2006-24CB, Class A16 5.75%, 6/25/36		125	110,367
Series 2006-28CB, Class A14 6.25%, 10/25/36		85	73,319
Series 2006-9T1, Class A1 5.75%, 5/25/36		54	45,654
Series 2006-J1, Class 1A13 5.50%, 2/25/36		81	72,597
Chase Mortgage Finance Trust
Series 2007-S5, Class 1A17 6.00%, 7/25/37		43	37,310
Citigroup Mortgage Loan Trust, Inc.
Series 2005-2, Class 1A4 2.552%, 5/25/35		104	99,722
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2006-10, Class 1A8 6.00%, 5/25/36		73	66,863
Series 2006-13, Class 1A18 6.25%, 9/25/36		110	102,519

Series 2006-13, Class 1A19 6.25%, 9/25/36	U.S.$	40	$36,967
Series 2007-HYB2, Class 3A1 2.581%, 2/25/47		149	123,256
First Horizon Alternative Mortgage Securities Trust
Series 2006-FA3, Class A9 6.00%, 7/25/36		127	106,427
JP Morgan Alternative Loan Trust
Series 2006-A3, Class 2A1 2.64%, 7/25/36		231	179,166
JP Morgan Mortgage Trust
Series 2007-S3, Class 1A8 6.00%, 8/25/37		58	53,072
Wells Fargo Mortgage Backed Securities Trust
Series 2007-8, Class 2A5 5.75%, 7/25/37		51	50,094

			1,271,004

GSE RISK SHARE FLOATING RATE–1.5%
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes
Series 2014-DN3, Class M2 2.57%, 8/25/24(b)		335	333,755
Series 2014-HQ3, Class M2 2.82%, 10/25/24(b)		250	247,839
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 1M1 1.37%, 7/25/24(b)		72	71,251
Series 2014-C04, Class 1M2 5.055%, 11/25/24(b)		234	235,411
Structured Agency Credit Risk Debt Notes
Series 2014-DN2, Class M3 3.77%, 4/25/24(b)		250	230,199

			1,118,455

NON-AGENCY FLOATING RATE–0.8%
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2006-AR4, Class A2 0.36%, 12/25/36(b)		207	125,549
HomeBanc Mortgage Trust
Series 2005-1, Class A1 0.42%, 3/25/35(b)		104	92,742
IndyMac Index Mortgage Loan Trust
Series 2006-AR15, Class A1 0.29%, 7/25/36(b)		155	118,501
Series 2006-AR27, Class 2A2 0.37%, 10/25/36(b)		165	141,187

14

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Washington Mutual Mortgage Pass-Through Certificates
Series 2007-OA1, Class A1A 0.813%, 2/25/47(b)	U.S.$	205	$165,732

			643,711

AGENCY FIXED RATE–0.1%
Fannie Mae Grantor Trust
Series 2004-T5, Class AB4 0.718%, 5/28/35		50	45,443
Federal National Mortgage Association REMICS Series 2010-117, Class DI 4.50%, 5/25/25(d)		600	66,126

			111,569

Total Collateralized Mortgage Obligations (cost $3,263,419)			3,144,739

INFLATION-LINKED SECURITIES–3.2%
UNITED STATES–3.2%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $2,506,001)		2,452	2,425,340

AGENCIES–2.7%
AGENCY DEBENTURES–2.7%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $1,850,717)		2,292	2,035,766

QUASI-SOVEREIGNS–1.6%
QUASI-SOVEREIGN BONDS–1.6%
CHILE–0.3%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		210	217,358

CHINA–0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(a)		225	235,700

MALAYSIA–0.6%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		420	465,238

MEXICO–0.4%
Petroleos Mexicanos 3.50%, 7/18/18–1/30/23		272	266,160

Total Quasi-Sovereigns (cost $1,114,542)			1,184,456

GOVERNMENTS–SOVEREIGN AGENCIES–0.5%
CANADA–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		74	74,740

COLOMBIA–0.1%
Ecopetrol SA 5.875%, 5/28/45		57	53,010

GERMANY–0.1%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	U.S.$	70	$76,110

ISRAEL–0.2%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(a)		200	201,500

Total Governments–Sovereign Agencies (cost $406,209)			405,360

	Shares
PREFERRED STOCKS–0.4%
FINANCIAL INSTITUTIONS–0.4%
INSURANCE–0.2%
Allstate Corp. (The) 5.10%		7,925	200,740

REITS – 0.2%
Sovereign Real Estate Investment Trust 12.00%(a)		93	124,620

Total Preferred Stocks (cost $299,414)			325,360

	Principal Amount (000)
LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.4%
UNITED STATES–0.4%
State of California (State of California) Series 2010 7.625%, 3/01/40 (cost $203,224)	U.S.$	200	307,000

EMERGING MARKETS–CORPORATE BONDS–0.1%
INDUSTRIAL–0.1%
CONSUMER NON-CYCLICAL–0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a) (cost $99,793)		100	101,000

	Shares
WARRANTS–0.0%
Talon Equity Co. NV, expiring 11/25/15(e)(f)(g) (cost $0)		47	0

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.2%
TIME DEPOSIT–1.2%
State Street Time Deposit 0.01%, 1/02/15 (cost $894,866)	U.S.$	895	894,866

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CERTIFICATES OF DEPOSIT – 1.0%
Svenska Handelsbanken/New York 0.225%, 3/23/15 (cost $788,009)	U.S.$	788	$788,009

Total Short-Term Investments (cost $1,682,875)			1,682,875

TOTAL INVESTMENTS – 110.6% (cost $82,141,201)			84,387,641
Other assets less liabilities –(10.6)%			(8,059,744)

NET ASSETS – 100.0%			$76,327,897

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr (CBT) Futures	7	March 2015	$885,776	$887,578	$1,802

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	4	March 2015	875,557	874,375	1,182
U.S. T-Note 5 Yr (CBT) Futures	7	March 2015	832,295	832,508	(213)

					$2,771

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	JPY	280,000	USD	2,618	1/15/15	$279,907
BNP Paribas SA	AUD	698	USD	577	1/30/15	8,966
BNP Paribas SA	NZD	1,239	USD	952	2/13/15	(10,602)
Brown Brothers Harriman & Co.	GBP	371	USD	578	1/27/15	(613)
Credit Suisse International	EUR	474	USD	584	1/09/15	9,845
Goldman Sachs Bank USA	BRL	1,021	USD	384	1/05/15	289
Goldman Sachs Bank USA	USD	385	BRL	1,021	1/05/15	(463)
Goldman Sachs Bank USA	EUR	781	USD	981	1/09/15	35,475
Goldman Sachs Bank USA	MXN	2,748	USD	185	1/15/15	(989)
Goldman Sachs Bank USA	BRL	1,021	USD	381	2/03/15	158
JPMorgan Chase Bank	BRL	805	USD	315	1/05/15	11,667
JPMorgan Chase Bank	USD	303	BRL	805	1/05/15	(228)
Morgan Stanley & Co., Inc.	USD	351	JPY	41,971	1/23/15	(679)
Royal Bank of Scotland PLC	MXN	6,032	USD	414	1/15/15	5,288
Royal Bank of Scotland PLC	USD	799	MXN	10,958	1/15/15	(57,082)
Royal Bank of Scotland PLC	JPY	41,836	USD	350	1/23/15	321
State Street Bank & Trust Co.	BRL	216	USD	84	1/05/15	2,407
State Street Bank & Trust Co.	USD	12	EUR	9	1/09/15	(166)
State Street Bank & Trust Co.	CAD	1,093	USD	963	1/14/15	21,659

16

AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	78	CAD	89	1/14/15	$(1,193)
State Street Bank & Trust Co.	MXN	10,880	USD	800	1/15/15	63,311
State Street Bank & Trust Co.	GBP	203	USD	319	1/27/15	2,726
State Street Bank & Trust Co.	AUD	680	USD	563	1/30/15	9,130

						$379,134

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00%	3.53%	$1,580	$100,288	$23,495

*	Termination Date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$420	12/18/17	1.164%	3 Month LIBOR	$1,170
Morgan Stanley & Co., LLC/(CME Group)	CAD 1,320	10/03/19	1.993%	3 Month CDOR	(14,716)
Morgan Stanley & Co., LLC/(CME Group)	$1,010	10/07/19	3 Month LIBOR	1.935%	13,639
Morgan Stanley & Co., LLC/(CME Group)	380	6/25/21	2.243%	3 Month LIBOR	(6,257)
Morgan Stanley & Co., LLC/(CME Group)	530	1/14/24	2.980%	3 Month LIBOR	(40,501)
Morgan Stanley & Co., LLC/(CME Group)	460	2/14/24	2.889%	3 Month LIBOR	(30,393)
Morgan Stanley & Co., LLC/(CME Group)	650	4/28/24	2.817%	3 Month LIBOR	(34,896)
Morgan Stanley & Co., LLC/(CME Group)	450	5/29/24	3 Month LIBOR	2.628%	15,696
Morgan Stanley & Co., LLC/ (CME Group)	NZD 730	9/25/24	4.628%	3 Month BKBM	(30,979)

					$(127,237)

17

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00%	0.60%	$270	$2,849	$(5,167)	$8,016
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.84	92	595	(1,109)	1,704
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.84	54	349	(584)	933
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.84	37	242	(452)	694
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.84	37	241	(448)	689

				$4,276	$(7,760)	$12,036

*	Termination Date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	$1,390	1/30/17	1.059%	3 Month LIBOR	$(9,234)
JPMorgan Chase Bank	1,520	2/07/22	2.043%	3 Month LIBOR	(10,666)

					$(19,900)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate market value of these securities amounted to $16,992,641 or 22.3% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at December 31, 2014.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	IO—Interest Only.

(e)	Illiquid security.

(f)	Fair valued by the Adviser.

(g)	Non-income producing security.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NZD—New Zealand Dollar

USD—United States Dollar

18

AllianceBernstein Variable Products Series Fund

Glossary:

ABS—Asset-Backed Securities

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

19

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2014	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $82,141,201)	$84,387,641
Cash	2,364
Due from broker	147,177	(a)
Foreign currencies, at value (cost $2,583,493)	2,366,065
Receivable for investment securities sold and foreign currency transactions	3,294,583
Interest and dividends receivable	514,377
Unrealized appreciation on forward currency exchange contracts	451,149
Unrealized appreciation on credit default swaps	12,036
Receivable for variation margin on exchange-traded derivatives	250
Receivable for capital stock sold	124

Total assets	91,175,766

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	14,446,438
Payable for capital stock redeemed	143,802
Unrealized depreciation on forward currency exchange contracts	72,015
Advisory fee payable	29,318
Unrealized depreciation on interest rate swaps	19,900
Administrative fee payable	12,310
Upfront premium received on credit default swaps	7,760
Distribution fee payable	4,237
Payable for variation margin on exchange-traded derivatives	2,000
Transfer Agent fee payable	112
Accrued expenses	109,977

Total liabilities	14,847,869

NET ASSETS	$76,327,897

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,731
Additional paid-in capital	69,865,635
Undistributed net investment income	2,091,439
Accumulated net realized gain on investment and foreign currency transactions	2,067,042
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,297,050

	$76,327,897

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$56,436,504	4,963,519	$11.37
B	$19,891,393	1,767,152	$11.26

(a)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

20

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2014	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$2,656,914
Dividends—unaffiliated issuers	27,745
Consent fee income	1,598

2,686,257

EXPENSES
Advisory fee (see Note B)	362,166
Distribution fee—Class B	53,389
Transfer agency—Class A	4,789
Transfer agency—Class B	1,722
Custodian	136,962
Audit and tax	74,642
Administrative	49,294
Legal	33,411
Printing	32,838
Directors’ fees	4,525
Miscellaneous	6,002

Total expenses	759,740

Net investment income	1,926,517

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	2,012,074
Futures	6,243
Swaps	(93,381)
Foreign currency transactions	244,257
Net change in unrealized appreciation/depreciation of:
Investments	972,012
Futures	40,871
Swaps	(116,797)
Foreign currency denominated assets and liabilities and other assets	72,482

Net gain on investment and foreign currency transactions	3,137,761

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,064,278

See notes to financial statements.

21

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,926,517	$2,576,017
Net realized gain on investment and foreign currency transactions	2,169,193	1,409,766
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	968,568	(6,216,473)

Net increase (decrease) in net assets from operations	5,064,278	(2,230,690)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,042,058)	(2,531,715)
Class B	(688,955)	(845,380)
Net realized gain on investment transactions
Class A	(786,629)	(2,053,818)
Class B	(290,472)	(749,834)
CAPITAL STOCK TRANSACTIONS
Net decrease	(9,226,036)	(15,758,067)

Total decrease	(7,969,872)	(24,169,504)
NET ASSETS
Beginning of period	84,297,769	108,467,273

End of period (including undistributed net investment income of $2,091,439 and $2,759,361, respectively)	$76,327,897	$84,297,769

See notes to financial statements.

22

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

24

AllianceBernstein Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Governments–Treasuries	$–0	–	$17,408,339		$–0	–	$17,408,339
Corporates–Investment Grade	–0	–	17,388,003		–0	–	17,388,003
Mortgage Pass-Throughs	–0	–	15,291,592		–0	–	15,291,592
Asset-Backed Securities	–0	–	9,826,753		1,289,761		11,116,514
Commercial Mortgage-Backed Securities	–0	–	6,831,239		292,194		7,123,433
Corporates–Non-Investment Grade	–0	–	4,447,864		–0	–	4,447,864
Collateralized Mortgage Obligations	–0	–	111,569		3,033,170		3,144,739
Inflation-Linked Securities	–0	–	2,425,340		–0	–	2,425,340
Agencies	–0	–	2,035,766		–0	–	2,035,766
Quasi-Sovereigns	–0	–	1,184,456		–0	–	1,184,456
Governments–Sovereign Agencies	–0	–	405,360		–0	–	405,360
Preferred Stocks	200,740		124,620		–0	–	325,360
Local Governments–Municipal Bonds	–0	–	307,000		–0	–	307,000
Emerging Markets–Corporate Bonds	–0	–	101,000		–0	–	101,000
Warrants^	–0	–	–0	–	–0	–^	–0	–
Short-Term Investments
Time Deposit	–0	–	894,866		–0	–	894,866
Certificates of Deposit	–0	–	788,009		–0	–	788,009

Total Investments in Securities	200,740		79,571,776		4,615,125		84,387,641
Other Financial Instruments* :
Assets:
Futures	2,984		–0	–	–0	–	2,984	#
Forward Currency Exchange Contracts	–0	–	451,149		–0	–	451,149
Centrally Cleared Credit Default Swaps	–0	–	23,495		–0	–	23,495	#
Centrally Cleared Interest Rate Swaps	–0	–	30,505		–0	–	30,505	#
Credit Default Swaps	–0	–	12,036		–0	–	12,036
Liabilities:
Futures	(213)		–0	–	–0	–	(213	)#
Forward Currency Exchange Contracts	–0	–	(72,015)		–0	–	(72,015)
Centrally Cleared Interest Rate Swaps	–0	–	(157,742)		–0	–	(157,742	)#
Interest Rate Swaps	–0	–	(19,900)		–0	–	(19,900)

Total**	$203,511		$79,839,304		$4,615,125		$84,657,940

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

**	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grade^
Balance as of 12/31/13	$1,270,213		$186,676		$–0	–
Accrued discounts/(premiums)	2,895		(268)
Realized gain (loss)	3,301		4,953		(3,506)
Change in unrealized appreciation/depreciation	(6,063)		(3,946)		3,506
Purchases	884,585		212,749		–0	–
Sales	(865,170)		(107,970)		–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/14	$1,289,761		$292,194		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/14*	$(4,032)		$(3,135)		$–0	–

	Collateralized Mortgage Obligations		Common Stocks		Warrants^^
Balance as of 12/31/13	$1,240,216		$3,690		$–0	–
Accrued discounts/(premiums)	9,814		–0	–	–0	–
Realized gain (loss)	(12,870)		3,742		–0	–
Change in unrealized appreciation/depreciation	38,178		(3,686)		–0	–
Purchases	1,932,219		–0	–	–0	–
Sales	(174,387)		(3,746)		–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/14	$3,033,170		$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/14*	$38,180		$–0	–	$–0	–

	Total
Balance as of 12/31/13	$2,700,795
Accrued discounts/(premiums)	12,441
Realized gain (loss)	(4,380)
Change in unrealized appreciation/depreciation	27,989
Purchases	3,029,553
Sales	(1,151,273)
Transfers in to Level 3	–0	–
Transfers out of Level 3	–0	–

Balance as of 12/31/14	$4,615,125

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/14*	$31,013

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

^	The Portfolio held a security with zero market value at the beginning of the period.

^^	The Portfolio held a security with zero market value at period end.

As of December 31, 2014 all Level 3 securities were priced by third party vendors or at cost, which approximates fair value.

26

AllianceBernstein Variable Products Series Fund

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $49,294.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2014.

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $269, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$28,975,364	$27,678,441
U.S. government securities	185,332,040	184,571,572

28

AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

Cost	$82,143,768

Gross unrealized appreciation	2,940,720
Gross unrealized depreciation	(696,847)

Net unrealized appreciation	$2,243,873

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2014, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

During the year ended December 31, 2014, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

30

AllianceBernstein Variable Products Series Fund

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2014, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended December 31, 2014, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

31

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$33,489	*	Receivable/Payable for variation margin on exchange-traded derivatives	$157,955	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	23,495	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	451,149		Unrealized depreciation on forward currency exchange contracts	72,015
Interest rate contracts				Unrealized depreciation on interest rate swaps	19,900
Credit contracts	Unrealized appreciation on credit default swaps	12,036

Total		$520,169			$249,870

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$6,243	$40,871
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	108,472	292,913
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,753)	(203,476)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(90,628)	86,679

Total		$21,334	$216,987

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AllianceBernstein Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2014:

Futures:
Average original value of buy contracts	$1,276,308
Average original value of sale contracts	$1,517,672

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,331,606
Average principal amount of sale contracts	$7,930,341

Interest Rate Swaps:
Average notional amount	$2,910,000

Centrally Cleared Interest Rate Swaps:
Average notional amount	$4,848,177

Credit Default Swaps:
Average notional amount of sale contracts	$401,246

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,363,250	(a)
Average notional amount of sale contracts	$2,151,625	(b)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$250	$–0	–	$–0	–	$–0	–	$250

Total	$250	$–0	–	$–0	–	$–0	–	$250

OTC Derivatives:
BNP Paribas SA	$288,873	$(10,602)		$–0	–	$–0	–	$278,271
Credit Suisse International	14,121	–0	–	–0	–	–0	–	14,121
Goldman Sachs Bank USA	35,922	(1,452)		–0	–	–0	–	34,470
JPMorgan Chase Bank	11,667	(11,667)		–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	5,609	(5,609)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	99,233	(1,359)		–0	–	–0	–	97,874

Total	$455,425	$(30,689)		$–0	–	$–0	–	$424,736	^

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$2,000	$–0	–	$(2,000)		$–0	–	$–0	–

Total	$2,000	$–0	–	$(2,000)		$–0	–	$–0	–

OTC Derivatives:
BNP Paribas SA	$10,602	$(10,602)		$–0	–	$–0	–	$–0	–
Brown Brothers Harriman & Co.	613	–0	–	–0	–	–0	–	613
Goldman Sachs Bank USA	1,452	(1,452)		–0	–	–0	–	–0	–
JPMorgan Chase Bank	20,128	(11,667)		–0	–	–0	–	8,461
Morgan Stanley & Co., Inc.	679	–0	–	–0	–	–0	–	679
Royal Bank of Scotland PLC	57,082	(5,609)		–0	–	–0	–	51,473
State Street Bank & Trust Co.	1,359	(1,359)		–0	–	–0	–	–0	–

Total	$91,915	$(30,689)		$–0	–	$–0	–	$61,226 ^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at December 31, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2014, the Portfolio earned drop income of $389,464 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended December 31, 2014, the Portfolio had no transactions in reverse repurchase agreements.

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AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	146,845	74,962	$1,679,669	$884,617
Shares issued in reinvestment of dividends and distributions	252,111	413,111	2,828,687	4,585,533
Shares redeemed	(948,062)	(1,408,318)	(10,850,612)	(16,566,656)

Net decrease	(549,106)	(920,245)	$(6,342,256)	$(11,096,506)

Class B
Shares sold	206,267	92,014	$2,332,924	$1,077,143
Shares issued in reinvestment of dividends and distributions	88,078	145,019	979,427	1,595,214
Shares redeemed	(548,694)	(628,054)	(6,196,131)	(7,333,918)

Net decrease	(254,349)	(391,021)	$(2,883,780)	$(4,661,561)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in an rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

35

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2014.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$2,731,013	$4,448,851
Net long-term capital gains	1,077,101	1,731,896

Total taxable distributions paid	$3,808,114	$6,180,747

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,314,961
Undistributed net capital gain	1,228,137
Accumulated capital and other losses	(950	)(a)
Unrealized appreciation/(depreciation)	1,913,382	(b)

Total accumulated earnings/(deficit)	$6,455,530

(a)	As of December 31, 2014, the Portfolio had cumulative deferred loss on straddles of $950.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

36

AllianceBernstein Variable Products Series Fund

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, reclassifications of foreign currency and paydown gains/losses, and the tax treatment of clearing fees resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

37

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.22	$12.30	$12.54	$12.39	$11.98

Income From Investment Operations
Net investment income (a)	.28	.32	.33	.42	.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	(.59)	.35	#	.38	.60
Contributions from Adviser	–0	–	–0	–	.05	#	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.72	(.27)	.73	.80	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.45)	(.58)	(.60)	(.67)
Distributions from net realized gain on investment transactions	(.16)	(.36)	(.39)	(.05)	–0	–

Total dividends and distributions	(.57)	(.81)	(.97)	(.65)	(.67)

Net asset value, end of period	$11.37	$11.22	$12.30	$12.54	$12.39

Total Return
Total investment return based on net asset value (b)	6.48%	(2.16	)%*	6.05	%*	6.64%	9.20	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,437	$61,848	$79,104	$106,028	$119,599
Ratio to average net assets of:
Expenses	.88%	.77%	.70%	.65%	.68	%+
Net investment income	2.46%	2.74%	2.67%	3.42%	3.90	%+
Portfolio turnover rate**	262%	217%	116%	108%	94%

See footnote summary on page 39.

38

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.11	$12.17	$12.41	$12.26	$11.86

Income From Investment Operations
Net investment income (a)	.25	.29	.30	.39	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	(.58)	.35	#	.37	.60
Contributions from Adviser	–0	–	–0	–	.05	#	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.68	(.29)	.70	.76	1.04

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.41)	(.55)	(.56)	(.64)
Distributions from net realized gain on investment transactions	(.16)	(.36)	(.39)	(.05)	–0	–

Total dividends and distributions	(.53)	(.77)	(.94)	(.61)	(.64)

Net asset value, end of period	$11.26	$11.11	$12.17	$12.41	$12.26

Total Return
Total investment return based on net asset value (b)	6.22%	(2.34	)%*	5.79	%*	6.38%	8.93	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,891	$22,450	$29,363	$33,973	$39,025
Ratio to average net assets of:
Expenses	1.13%	1.02%	.96%	.90%	.93	%+
Net investment income	2.21%	2.49%	2.43%	3.17%	3.64	%+
Portfolio turnover rate**	262%	217%	116%	108%	94%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2013, December 31, 2012 and December 31, 2010 and by 0.02%, 0.05% and 0.04%, respectively.

Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.38% for the year-ended December 31, 2012.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Intermediate Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Intermediate Bond Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Intermediate Bond Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2015

40

2014 FEDERAL TAX INFORMATION
(unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2014. For corporate shareholders, 0.41% of dividends paid qualify for the dividends received deduction.

41

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1) Michael J. Downey(1)	Robert M. Keith, President and Chief Executive Officer
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
    Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles, Ms. Alison M. Martier and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

42

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2006, and interim CEO 1999–2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007 and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014.

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	116	None

43

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1990)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

44

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

45

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Shawn E. Keegan 43	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2010.

Alison M. Martier 58	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2010.

Douglas J. Peebles 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Greg J. Wilensky 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

46

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for

47

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broad array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2014 and (in the case of comparisons with the Index) the period since inception (September 1992 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5- and 10-year periods. The Portfolio outperformed the Index in the 1-, 3- and 5-year periods, matched it in the 10-year period, and lagged it in the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 5.6 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was close to the Expense Group median.

The directors also considered the Adviser’s advisory fee schedule for non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate being paid under the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style. The directors noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds

48

AllianceBernstein Variable Products Series Fund

such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

49

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5 Also shown are the Portfolio’s net assets on September 30, 2014.

1	The information in the fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

3	On April 25, 2008, the Adviser’s variable fixed-income offerings were reorganized and U.S. Government/ High Grade Securities Portfolio acquired the assets of other fixed income series of the Fund, including Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio and High Yield Portfolio. On April 28, 2008 the investment guidelines of U.S. Government/ High Grade Securities Portfolio were broadened to match those of the Adviser’s U.S. Strategic Core Plus Strategy and the Portfolio’s name was changed to Intermediate Bond Portfolio.

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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AllianceBernstein Variable Products Series Fund

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets ($MM)
Intermediate Bond Portfolio	Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	$78.7

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s the fiscal year ended December 31, 2013, the Adviser received $54,102 (0.056% of the Portfolio’s average daily net assets) for providing such services.

Set forth below are the Portfolio’s total expense ratios for the most recent annual period:

Portfolio	Total Expense Ratio[6]	Fiscal Year
Intermediate Bond Portfolio	Class A 0.77% Class B 1.02%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2014 net assets.8

6	Annualized.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 9/30/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Intermediate Bond Portfolio	$78.7	U.S. Strategic Core Plus 0.50% on the first $30 million 0.20% on the balance Minimum Account Size: $25 million	0.314	0.450

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have a similar investment style as the Portfolio and their fee schedules are set forth below. The AllianceBernstein Mutual Funds were also affected by the Adviser’s settlement with the NYAG. As a result, the Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc. – Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc. – Intermediate Duration Institutional Portfolio, which is managed similarly as the Portfolio, was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Bond Fund, Inc. – Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450	0.450

Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[9]	0.50% on first $1 billion 0.45% on the balance	0.500	0.450

The Adviser manages Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company which has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee and what would havebeen theeffectiveadvisory feeofthe Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $ 2 billion 0.40% on next $ 2 billion 0.35% on next $ 2 billion 0.30% the balance	0.500	0.450

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Client # 1	AB Sub-Advisory Fee Schedule: 0.29% on first $100 million 0.20% thereafter	0.290	0.450

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

9	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

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AllianceBernstein Variable Products Series Fund

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management service generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.13

Portfolio	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank
Intermediate Bond Portfolio	0.450	0.500	2/11

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU.

Portfolio	Total Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.768	0.657	10/11	0.620	22/23

Based on this analysis, the Portfolio has more favorable ranking on a contractual management fee basis than on a total expense basis.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

15	Most recently completed fiscal year Class A share total expense ratio.

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INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and front-end sales loads.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $65,150 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2013, distribution expenses were incurred by ABI in the amount of $115,278 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI, is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,16 ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser. During the most recently completed fiscal year, the Portfolio paid ABIS a fee of approximately $1,385.17

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base

16	The fee is inclusive of other Portfolios of the Fund (Equity and Multi-Asset), which are not discussed in this summary.

17	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2013.

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AllianceBernstein Variable Products Series Fund

compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings21 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2014.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	4.85	4.85	5.55	3/5	8/10
3 year	3.41	3.80	4.26	4/5	9/10
5 year	6.02	5.88	5.95	2/5	5/10
10 year	4.83	4.43	4.83	2/5	5/9

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

22	The Portfolio’s PG/PU is not identical to its respective EG/EU as the criteria for including/excluding a fund to/from PG/PU is somewhat different than that of EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

55

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmarks.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio[27]	4.85	3.41	6.02	4.83	5.39	3.06	1.88	5
Barclays Capital U.S. Aggregate Index	3.97	3.04	4.47	4.80	5.86	2.79	1.54	5
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2014.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

27	On or around April 25, 2008, the Portfolio’s name was changed from U.S. Government/U.S. High Grade Portfolio to Intermediate Bond Portfolio. Also at this time, the Portfolio’s strategy and the benchmark changed from Barclays Capital U.S. Government Index to Barclays Capital U.S. Aggregate Index.

56

VPS-IB-0151-1214

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2015

The following is an update of AllianceBernstein Variable Products Series Fund—International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2014.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging-market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation.

The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller- or medium-capitalization companies.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmarks, the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World (ex-U.S.) Index (net) and the MSCI World (ex-U.S.) Index (net) for the one-, five- and 10-year periods ended December 31, 2014.

All share classes of the Portfolio outperformed the benchmarks for the annual period. Security selection and sector allocation combined to drive the outperformance; currency positioning also contributed. Stock selection in the consumer staples sector and underweight exposure to the energy sector contributed. Stock selection in consumer discretionary and energy detracted.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, and futures for investment purposes, which added to performance.

MARKET REVIEW AND INVESTMENT STRATEGY

International equity markets were under pressure in 2014, as a challenging global economic outlook curbed investor risk appetites. In Europe, the eurozone continued to be burdened by sluggish growth and the looming specter of deflation, leading to speculation in the closing months of the year that the European Central Bank would implement a quantitative easing program similar to the one employed by the U.S. In Asia, fears that Japan’s economic recovery was faltering prompted the Bank of Japan to inject more liquidity into global markets by significantly increasing its purchase of Japanese government assets, which lifted world equity markets temporarily. Data would indicate that

1

AllianceBernstein Variable Products Series Fund

Japan’s economy, the world’s third largest, had in fact slipped into a recession in the third quarter. Additionally, in emerging Asia, data released during the period continued to suggest that China’s economy, the world’s second largest, was weakening. Despite the discouraging numbers, China’s equity markets rose for the year on hopes that the country’s policymakers would soon implement more stimulus measures to jump-start growth. Concerns about the dimming global economic outlook led to a steep drop in commodity prices, especially crude oil, and negatively impacted the economies of countries that rely heavily on exporting raw materials, including Australia, Brazil and Russia.

The International Growth Portfolio Team follows a bottom-up stock selection methodology that employs rigorous analysis across geographic borders in search of companies that are market leaders with attractive earnings growth prospects and high return on invested capital.

2

INTERNATIONAL GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged MSCI World AC (ex-U.S.) Index and the unmanaged MSCI World (ex-U.S.) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-U.S.) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the U.S. The MSCI World (ex-U.S.) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

INTERNATIONAL GROWTH PORTFOLIO
DISCLOSURES AND RISKS
(continued from previous page)	AllianceBernstein Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2014 (unaudited)	1 Year	5 Years*	10 Years*
International Growth Portfolio Class A	-1.19%	4.26%	4.78%
International Growth Portfolio Class B	-1.41%	4.01%	4.52%
MSCI AC World (ex-U.S.) Index (net)	-3.87%	4.43%	5.13%
MSCI World (ex-U.S.) Index (net)	-4.32%	5.21%	4.64%
* Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.94% and 1.19% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

INTERNATIONAL GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/04 – 12/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in International Growth Portfolio Class A shares (from 12/31/04 to 12/31/14) as compared to the performance of the Portfolio’s benchmarks, the MSCI AC World (ex-U.S.) Index (net) and the MSCI World (ex-U.S.) Index (net). The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

INTERNATIONAL GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$936.10	$5.71	1.17%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.31	$5.96	1.17%

Class B
Actual	$1,000	$935.40	$6.93	1.42%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.05	$7.22	1.42%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$2,942,432	3.4%
Prudential PLC	2,508,926	2.9
AIA Group Ltd.	2,440,353	2.8
Nestle SA	2,218,523	2.6
British American Tobacco PLC	2,086,731	2.4
Housing Development Finance Corp. Ltd.	2,030,751	2.3
Partners Group Holding AG	1,911,456	2.2
Anheuser-Busch InBev NV	1,877,414	2.2
Cie Financiere Richemont SA	1,868,214	2.1
Taiwan Semiconductor Manufacturing Co., Ltd.	1,819,460	2.1

	$21,704,260	25.0%

SECTOR BREAKDOWN†

December 31, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$22,867,828	26.4%
Consumer Discretionary	15,341,867	17.7
Consumer Staples	13,535,916	15.6
Health Care	10,965,031	12.7
Information Technology	9,316,412	10.8
Industrials	7,311,233	8.4
Energy	4,268,018	4.9
Materials	2,216,513	2.6
Short-Term Investments	762,623	0.9

Total Investments	$86,585,441	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$13,511,541	15.6%
Switzerland	11,254,088	13.0
Japan	9,813,450	11.3
France	5,864,925	6.8
India	4,978,304	5.7
Hong Kong	4,742,575	5.5
China	4,628,694	5.3
Germany	3,611,978	4.2
Taiwan	3,476,727	4.0
South Africa	3,195,247	3.7
Italy	2,736,570	3.1
United States	2,137,770	2.5
Belgium	1,877,414	2.2
Other	13,993,535	16.2
Short-Term Investments	762,623	0.9

Total Investments	$86,585,441	100.0%

*	All data are as of December 31, 2014. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.0% or less in the following countries: Australia, Austria, Brazil, Canada, Denmark, Indonesia, Mexico, Netherlands, Peru, Philippines, Russia, Singapore, Sweden and Thailand.

8

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%
FINANCIALS–26.3%
BANKS–6.8%
Credicorp Ltd.	8,500	$1,361,530
ING Groep NV(a)	106,550	1,376,590
Kasikornbank PCL (NVDR)	120,500	833,407
Sumitomo Mitsui Financial Group, Inc.	29,800	1,077,350
UniCredit SpA	198,400	1,270,873

		5,919,750

CAPITAL MARKETS–6.9%
Aberdeen Asset Management PLC	215,750	1,441,631
Azimut Holding SpA	40,095	871,040
Partners Group Holding AG	6,570	1,911,456
UBS Group AG(a)	102,840	1,767,789

		5,991,916

DIVERSIFIED FINANCIAL SERVICES–2.6%
IG Group Holdings PLC	111,938	1,250,858
London Stock Exchange Group PLC	28,840	992,355

		2,243,213

INSURANCE–6.6%
AIA Group Ltd.	444,000	2,440,353
Prudential PLC	108,520	2,508,926
St James’s Place PLC	63,800	804,447

		5,753,726

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.1%
Global Logistic Properties Ltd.	498,000	928,472

THRIFTS & MORTGAGE FINANCE–2.3%
Housing Development Finance Corp. Ltd.	113,540	2,030,751

		22,867,828

CONSUMER DISCRETIONARY–17.7%
AUTOMOBILES–4.8%
Great Wall Motor Co., Ltd.–Class H	125,000	709,463
Nissan Motor Co., Ltd.	151,900	1,324,836
Tata Motors Ltd.–Class A	203,420	1,076,783
Volkswagen AG (Preference Shares)	4,866	1,081,495

		4,192,577

DIVERSIFIED CONSUMER SERVICES–0.7%
Kroton Educacional SA	107,100	624,501

HOTELS, RESTAURANTS & LEISURE–1.8%
Alsea SAB de CV(a)(b)	208,911	$574,749
Melco Crown Entertainment Ltd. (ADR)	38,860	987,044

		1,561,793

HOUSEHOLD DURABLES–1.5%
Panasonic Corp.	106,800	1,257,937

INTERNET & CATALOG RETAIL–1.1%
JD.com, Inc. (ADR)(a)	39,338	910,281

MEDIA–1.7%
Naspers Ltd.–Class N	11,050	1,429,374

MULTILINE RETAIL–0.9%
Matahari Department Store Tbk PT	675,000	813,349

SPECIALTY RETAIL–2.4%
Chow Tai Fook Jewellery Group Ltd.(b)	554,600	742,772
Fast Retailing Co., Ltd.	3,700	1,346,412

		2,089,184

TEXTILES, APPAREL & LUXURY GOODS–2.8%
Brunello Cucinelli SpA(b)	26,623	594,657
Cie Financiere Richemont SA	21,072	1,868,214

		2,462,871

		15,341,867

CONSUMER STAPLES–15.6%
BEVERAGES–2.2%
Anheuser-Busch InBev NV	16,682	1,877,414

FOOD & STAPLES RETAILING–1.6%
Magnit PJSC (Sponsored GDR)(c)	13,840	628,336
Tsuruha Holdings, Inc.	12,900	746,434

		1,374,770

FOOD PRODUCTS–6.2%
Danone SA	22,240	1,454,008
Nestle SA	30,432	2,218,523
Universal Robina Corp.	259,120	1,129,734
WH Group Ltd.(a)(c)	1,006,000	572,406

		5,374,671

HOUSEHOLD PRODUCTS–3.2%
Reckitt Benckiser Group PLC	20,730	1,679,005
Unicharm Corp.	47,700	1,143,325

		2,822,330

TOBACCO–2.4%
British American Tobacco PLC	38,507	2,086,731

		13,535,916

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–12.6%
BIOTECHNOLOGY–0.6%
Actelion Ltd. (REG)(a)	4,740	$545,674

HEALTH CARE EQUIPMENT & SUPPLIES–2.0%
Elekta AB–Class B	64,150	655,856
Essilor International SA	9,600	1,070,585

		1,726,441

HEALTH CARE PROVIDERS & SERVICES–0.7%
Life Healthcare Group Holdings Ltd.	173,170	639,715

PHARMACEUTICALS–9.3%
Aspen Pharmacare Holdings Ltd.	32,281	1,126,158
Bayer AG	8,267	1,126,861
H Lundbeck A/S	30,270	600,840
Indivior PLC(a)	20,730	48,271
Novo Nordisk A/S–Class B	27,145	1,148,227
Roche Holding AG	10,860	2,942,432
Sun Pharmaceutical Industries Ltd.	81,100	1,060,412

		8,053,201

		10,965,031

INFORMATION TECHNOLOGY–10.7%
INTERNET SOFTWARE & SERVICES–3.5%
Baidu, Inc. (Sponsored ADR)(a)	7,620	1,737,132
Tencent Holdings Ltd.	87,900	1,271,818

		3,008,950

IT SERVICES–0.9%
Tata Consultancy Services Ltd.	19,950	810,358

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.7%
ams AG	40,320	1,457,567
MediaTek, Inc.	114,000	1,657,267
Taiwan Semiconductor Manufacturing Co., Ltd.	413,000	1,819,460

		4,934,294

SOFTWARE–0.6%
Mobileye NV(a)(b)	13,876	562,810

		9,316,412

INDUSTRIALS–8.4%
AEROSPACE & DEFENSE–1.9%
Safran SA	27,470	1,694,760

COMMERCIAL SERVICES & SUPPLIES–1.3%
Aggreko PLC	46,926	1,094,314

INDUSTRIAL CONGLOMERATES–1.6%
Toshiba Corp.	330,000	1,391,709

MACHINERY–1.8%
Komatsu Ltd.	69,000	$1,525,447

PROFESSIONAL SERVICES–1.8%
Capita PLC	95,720	1,605,003

		7,311,233

ENERGY–4.9%
ENERGY EQUIPMENT & SERVICES–1.8%
Schlumberger Ltd.	18,440	1,574,960

OIL, GAS & CONSUMABLE FUELS–3.1%
Canadian Natural Resources Ltd.	33,880	1,047,486
Total SA	32,120	1,645,572

		2,693,058

		4,268,018

MATERIALS–2.6%
CHEMICALS–1.6%
Linde AG	7,620	1,403,621

METALS & MINING–1.0%
BHP Billiton PLC	37,930	812,892

		2,216,513

Total Common Stocks (cost $65,174,781)		85,822,818

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.9%
TIME DEPOSIT–0.9%
State Street Time Deposit 0.01%, 1/02/15 (cost $762,623)	$763	762,623

Total Investments Before Security Lending Collateral for Securities Loaned–99.7% (cost $65,937,404)		86,585,441

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–2.7%
INVESTMENT COMPANIES–2.7%
AB Exchange Reserves–Class I, 0.07%(d)(e) (cost $2,295,104)	2,295,104	2,295,104

TOTAL INVESTMENTS–102.4% (cost $68,232,508)		88,880,545
Other assets less liabilities–(2.4)%		(2,072,270)

NET ASSETS–100.0%		$86,808,275

10

AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	CHF	4,831	USD	4,990	2/18/15	$127,567
Credit Suisse International	USD	1,925	EUR	1,550	2/18/15	(48,669)
Goldman Sachs Bank USA	USD	4,190	AUD	4,905	2/18/15	(198,393)
HSBC Bank USA	GBP	2,805	USD	4,459	2/18/15	88,979
HSBC Bank USA	HKD	22,250	USD	2,870	2/18/15	814
HSBC Bank USA	USD	2,820	JPY	323,143	2/18/15	(121,413)
State Street Bank & Trust Co.	USD	503	NOK	3,457	2/18/15	(39,306)
State Street Bank & Trust Co.	USD	791	SEK	5,869	2/18/15	(38,099)
UBS AG	USD	3,111	CAD	3,564	2/18/15	(46,134)

						$(274,654)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate market value of these securities amounted to $1,200,742 or 1.4% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

11

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2014	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $65,937,404)	$86,585,441	(a)
Affiliated issuers (cost $2,295,104—investment of cash collateral for securities loaned)	2,295,104
Foreign currencies, at value (cost $453,972)	449,934
Dividends and interest receivable	309,526
Unrealized appreciation on forward currency exchange contracts	217,360
Receivable for capital stock sold	35,339

Total assets	89,892,704

LIABILITIES
Payable for collateral received on securities loaned	2,295,104
Unrealized depreciation on forward currency exchange contracts	492,014
Payable for capital stock redeemed	96,756
Advisory fee payable	56,261
Administrative fee payable	12,310
Distribution fee payable	10,277
Payable for foreign currency transactions	994
Transfer Agent fee payable	112
Accrued expenses and other liabilities	120,601

Total liabilities	3,084,429

NET ASSETS	$86,808,275

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,591
Additional paid-in capital	103,016,094
Undistributed net investment income	428,748
Accumulated net realized loss on investment and foreign currency transactions	(36,959,936)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	20,318,778

	$86,808,275

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$38,924,122	2,044,226	$19.04
B	$47,884,153	2,546,345	$18.81

(a)	Includes securities on loan with a value of $2,181,730 (see Note E).

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2014	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $172,856)	$2,304,672
Affiliated issuers	1,742
Interest	108
Securities lending income	53,423

	2,359,945

EXPENSES
Advisory fee (see Note B)	760,928
Distribution fee—Class B	129,152
Transfer agency—Class A	3,141
Transfer agency—Class B	3,515
Custodian	101,729
Printing	68,174
Audit and tax	61,133
Administrative	48,204
Legal	39,023
Directors’ fees	4,503
Miscellaneous	15,962

Total expenses	1,235,464

Net investment income	1,124,481

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	19,932,328	(a)
Futures	649,603
Foreign currency transactions	(1,555,476)
Net change in unrealized appreciation/depreciation of:
Investments	(23,710,141	)(b)
Foreign currency denominated assets and liabilities	1,184,024

Net loss on investment and foreign currency transactions	(3,499,662)

Contributions from Adviser (see Note B)	5,816

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,369,365)

(a)	Net of foreign cap gains tax of $1,314.

(b)	Net of increase in accrued foreign capital gains taxes of $30,747.

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2014		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,124,481		$1,661,705
Net realized gain on investment and foreign currency transactions	19,026,455		529,841
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(22,526,117)		17,582,786
Contributions from Adviser (see Note B)	5,816		–0	–

Net increase (decrease) in net assets from operations	(2,369,365)		19,774,332
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(969,189)
Class B	–0	–	(406,590)
CAPITAL STOCK TRANSACTIONS
Net decrease	(67,932,548)		(17,593,374)

Total increase (decrease)	(70,301,913)		805,179
NET ASSETS
Beginning of period	157,110,188		156,305,009

End of period (including undistributed net investment income of $428,748 and $861,057, respectively)	$86,808,275		$157,110,188

See notes to financial statements.

14

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stock:
Financials	$3,129,319		$19,738,509		$–0	–	$22,867,828
Consumer Discretionary	3,096,575		12,245,292		–0	–	15,341,867
Consumer Staples	628,336		12,907,580		–0	–	13,535,916
Health Care	704,127		10,260,904		–0	–	10,965,031
Information Technology	3,110,300		6,206,112		–0	–	9,316,412
Industrials	–0	–	7,311,233		–0	–	7,311,233
Energy	2,622,446		1,645,572		–0	–	4,268,018
Materials	–0	–	2,216,513		–0	–	2,216,513
Short-Term Investments	–0	–	762,623		–0	–	762,623
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,295,104		–0	–	–0	–	2,295,104

Total Investments in Securities	15,586,207		73,294,338	+	–0	–	88,880,545

16

AllianceBernstein Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	$–0	–	$217,360	$–0	–	$217,360
Liabilities:
Forward Currency Exchange Contracts	–0	–	(492,014)	–0	–	(492,014)

Total(a)(b)	$15,586,207		$73,019,684	$–0	–	$88,605,891

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(a)	An amount of $4,915,880 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $2,167,844 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2014, the Adviser reimbursed the Portfolio $5,816 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $48,204.

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $107,593, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits

18

AllianceBernstein Variable Products Series Fund

payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$29,176,945	$95,873,291

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$68,366,548

Gross unrealized appreciation	23,857,258
Gross unrealized depreciation	(3,343,261)

Net unrealized appreciation	$20,513,997

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended December 31, 2014, the Portfolio held futures for non-hedging purposes.

19

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2014, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$217,360	Unrealized depreciation on forward currency exchange contracts	$492,014

Total		$217,360		$492,014

20

AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the year ended December 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$649,603	$–0	–
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,195,018)	1,213,421

Total		$(545,415)	$1,213,421

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2014:

Futures:
Average original value of buy contracts	$42,419,972	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$31,020,806
Average principal amount of sale contracts	$29,454,683

(a)	Positions were open for less than one month during the period, based on the daily average.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$127,567	$–0	–	$–0	–	$–0	–	$127,567
HSBC Bank USA	89,793	(89,793)		–0	–	–0	–	–0	–

Total	$217,360	$(89,793)		$–0	–	$–0	–	$127,567	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged		Security Collateral Pledged		Net Amount of Derivatives Liabilities
OTC Derivatives:
Credit Suisse International	$48,669	$–0	–	$–0	–	$–0	–	$48,669
Goldman Sachs Bank USA	198,393	–0	–	–0	–	–0	–	198,393
HSBC Bank USA	121,413	(89,793)		–0	–	–0	–	31,620
State Street Bank & Trust Co.	77,405	–0	–	–0	–	–0	–	77,405
UBS AG	46,134	–0	–	–0	–	–0	–	46,134

Total	$492,014	$(89,793)		$–0	–	$–0	–	$402,221	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

21

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2014, the Portfolio had securities on loan with a value of $2,181,730 and had received cash collateral which has been invested into AB Exchange Reserves of $2,295,104. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $53,423 and $1,742 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)
$177	$33,259	$31,141	$2,295

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2014		Year Ended December 31, 2013
Class A
Shares sold	134,654		168,679	$2,638,381		$3,058,525
Shares issued in reinvestment of dividends	–0	–	53,487	–0	–	969,189
Shares redeemed	(3,406,796)		(604,017)	(64,441,263)		(10,946,120)

Net decrease	(3,272,142)		(381,851)	$(61,802,882)		$(6,918,406)

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AllianceBernstein Variable Products Series Fund

	SHARES			AMOUNT
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2014		Year Ended December 31, 2013
Class B
Shares sold	315,056		323,357	$6,091,692		$5,795,702
Shares issued in reinvestment of dividends	–0	–	22,639	–0	–	406,590
Shares redeemed	(632,180)		(943,420)	(12,221,358)		(16,877,260)

Net decrease	(317,124)		(597,424)	$(6,129,666)		$(10,674,968)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$–0	–	$1,375,779

Total taxable distributions paid	$–0	–	$1,375,779

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$152,287
Accumulated capital and other losses	(36,825,896	)(a)
Unrealized appreciation/(depreciation)	20,461,200	(b)

Total accumulated earnings/(deficit)	$(16,212,409)

(a)	As of December 31, 2014, the Portfolio had a net capital loss carryforward of $36,822,293. During the fiscal year, the Portfolio utilized $20,539,739 of capital loss carryforwards to offset current year net realized gains. At December 31, 2014, the Portfolio had a post-October short-term capital loss deferral of $3,603 which is deemed to arise on January 1, 2015.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gain/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2014, the Portfolio had a net short-term capital loss carryforward of $36,822,293 which will expire in 2017.

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency and foreign capital gains tax resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

24

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.27	$17.13	$15.08	$18.42	$16.66

Income From Investment Operations
Net investment income (a)	.24	.21	.21	.26	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.47)	2.11	2.12	(3.08)	1.92
Contributions from Adviser	.00	(b)	–0	–	–0	–	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	(.23)	2.32	2.33	(2.82)	2.10

Less: Dividends
Dividends from net investment income	–0	–	(.18)	(.28)	(.52)	(.34)

Net asset value, end of period	$19.04	$19.27	$17.13	$15.08	$18.42

Total Return
Total investment return based on net asset value (c)	(1.19)%	13.60%	15.54%	(15.85)%	12.89%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,924	$102,467	$97,611	$90,912	$126,339
Ratio to average net assets of:
Expenses	1.07%	.94%	.97%	.94%	.93	%+
Net investment income	1.20%	1.15%	1.33%	1.53%	1.08	%+
Portfolio turnover rate	29%	31%	52%	66%	104%

See footnote summary on page 26.

25

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.08	$16.96	$14.93	$18.24	$16.51

Income From Investment Operations
Net investment income (a)	.20	.16	.18	.22	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.47)	2.09	2.08	(3.06)	1.89
Contributions from Adviser	.00	(b)	–0	–	–0	–	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	(.27)	2.25	2.26	(2.84)	2.03

Less: Dividends
Dividends from net investment income	–0	–	(.13)	(.23)	(.47)	(.30)

Net asset value, end of period	$18.81	$19.08	$16.96	$14.93	$18.24

Total Return
Total investment return based on net asset value (c)	(1.41)%	13.32%	15.23%	(16.04)%	12.61%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,884	$54,643	$58,694	$58,322	$74,879
Ratio to average net assets of:
Expenses	1.36%	1.19%	1.22%	1.19%	1.18	%+
Net investment income	1.02%	.92%	1.11%	1.27%	.83	%+
Portfolio turnover rate.	29%	31%	52%	66%	104%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2015

27

2014 TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2014.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2014, $124,616 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $2,188,549.

28

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel C. Roarty(2), Vice President Tassos M. Stassopoulos(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Global Growth and Thematic Investment Team. Messrs. Daniel C. Roarty and Tassos M. Stassopoulos are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

29

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007, and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014.

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	116	None

30

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1990)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

31

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

32

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel C. Roarty 43	Vice President	Senior Vice President of the Adviser** and Technology Sector Head, with which he has been associated since May 2011. Prior thereto, he was in research and portfolio management at Nuveen Investments since prior to 2010.

Tassos M. Stassopoulos 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

33

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
International Growth Portfolio	International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$95.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,097 (0.035% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

34

AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 0.94%	December 31
Class B 1.19%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($ MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Growth Portfolio	$95.6	International Research Growth AC Schedule 0.85% on first $25m 0.65% on next $25m 0.55% on next $50m 0.45% on the balance Minimum account size $25m	0.655%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

35

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. (“International Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of International Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below are the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of SCB International Portfolio been applicable to the Portfolio based on March 31, 2014 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
International Growth Portfolio[7]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2014.	0.875%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The investment guidelines of the Portfolio are more restrictive than the SCB Fund portfolio. The Portfolio invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

36

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
International Growth Portfolio	0.750	0.800	4/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Growth Portfolio	0.936	0.936	7/13	0.990	15/42

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $141,206 in Rule 12b-1 fees.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

37

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $326,524 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

38

AllianceBernstein Variable Products Series Fund

discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2014.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Growth Portfolio
1 year	11.36	16.54	17.40	10/13	46/54
3 year	3.50	6.56	7.51	13/13	46/50
5 year	16.27	17.47	18.36	11/12	36/45
10 year	6.79	7.34	7.33	7/11	20/33

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Portfolio	11.36	3.50	16.27	6.79	8.15	20.51	0.35	10
MSCI World ex US Index (Net)	17.91	5.72	17.47	6.81	N/A	18.18	0.36	10
MSCI AC World ex US Index (Net)[24]	12.25	3.98	17.25	7.16	N/A	N/A	N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

24	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

39

VPS-IG-0151-1214

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL VALUE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2015

The following is an update of AllianceBernstein Variable Products Series Fund—International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2014.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the one-, five- and 10- year periods ended December 31, 2014.

All share classes of the Portfolio underperformed the benchmark for the annual period. Security selection was the main source of underperformance, particularly in the capital equipment, finance and construction & housing sectors. Sector selection was positive, owing to overweights in the technology, telecommunications and transportation sectors, which helped to offset some of the underperformance.

Country exposure was positive overall, owing to an underweight in Australia and overweight in Taiwan. Overweights in France and Korea negatively impacted returns. At the end of the reporting period, the Portfolio did not have any allocations to Russian stocks, as the International Value Investment Team (the “Team”) progressively sold companies which were exposed to the Ukraine/Russia situation, or investment themes had played out. In the Team’s view, the increased political risks, coupled with the potential fallout on Russia’s economy and markets, created uncertainties that could not be appropriately incorporated into earnings forecasts, and outweighed the fundamental strengths of the Portfolio’s holdings in the region. For other holdings that have exposure to Russia’s economy, the Team continues to monitor the situation closely.
Derivatives utilized during the annual period included futures for investment purposes, which added to performance; and currencies for hedging and investment purposes, which detracted from performance.

MARKET REVIEW AND INVESTMENT STRATEGY

International equity markets declined for the annual period ended December 31, 2014. The eurozone economy stalled as macroeconomic data in the region remained weak. In addition, political turmoil in Greece and worries about the implications for inflation and global growth from tumbling oil prices also impacted investor sentiment. In Japan, gross domestic product has risen by only 0.3% over the six

1

AllianceBernstein Variable Products Series Fund

quarters since the Bank of Japan’s aggressive stimulus program began in April 2013, raising concerns that Prime Minister Shinzo Abe’s plan is not working. In emerging markets, cheaper oil has put more disinflationary pressure on China’s economy, which is already coping with a structural slowdown. Russia was hit by a perfect storm of sanctions and lower oil prices, prompting a sharp depreciation in the ruble. In contrast, U.S. stocks were pushed higher by signs that the U.S. economy was continuing to improve. These included an upward revision of the third-quarter U.S. gross domestic product, which benefited from an increase in spending. Manufacturing indicators rose, and unemployment fell from 6.6% at the beginning of the year to 5.8% in November, bolstering consumer confidence and increasing the chances of a rate hike from the U.S. Federal Reserve in 2015.

The Portfolio is focused on attractively valued opportunities, which currently are widespread across many industry sectors and regions. The Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts.

2

INTERNATIONAL VALUE PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged MSCI EAFE Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns reflect the reinvestment of dividends after the deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2014 (unaudited)	NAV Returns
	1 Year	5 Years*	10 Years*
International Value Portfolio Class A	-6.21%	2.22%	1.66%
International Value Portfolio Class B	-6.46%	1.95%	1.40%
MSCI EAFE Index (net)	-4.90%	5.33%	4.43%
* Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.82% and 1.07% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

INTERNATIONAL VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/04 – 12/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the International Value Portfolio Class A shares (from 12/31/04 to 12/31/14) as compared to the performance of the Portfolio’s benchmark, the MSCI EAFE Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

4

INTERNATIONAL VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$900.60	$4.02	0.84%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.97	$4.28	0.84%

Class B
Actual	$1,000	$899.10	$5.22	1.09%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.71	$5.55	1.09%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$18,413,231	2.8%
GlaxoSmithKline PLC	17,856,259	2.7
Airbus Group NV	14,949,063	2.2
Muenchener Rueckversicherungs-Gesellschaft AG	14,345,857	2.1
HSBC Holdings PLC	14,303,441	2.1
Actelion Ltd. (REG)	13,690,196	2.1
Liberty Global PLC—Series C	13,072,541	2.0
Vodafone Group PLC	12,088,115	1.8
Total SA	11,952,425	1.8
Honda Motor Co., Ltd.	11,905,472	1.8

	$142,576,600	21.4%

SECTOR BREAKDOWN†

December 31, 2014 (unaudited)

SECTOR	U.S. $VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$160,824,536	24.3%
Consumer Discretionary	107,371,661	16.2
Industrials	85,854,702	13.0
Health Care	63,719,200	9.6
Telecommunication Services	53,776,227	8.1
Information Technology	51,796,737	7.8
Materials	47,896,725	7.2
Energy	45,771,263	6.9
Consumer Staples	26,105,588	3.9
Utilities	13,349,836	2.0
Short-Term Investments	6,306,044	1.0

Total Investments	$662,772,519	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

6

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$159,619,632	24.1%
United Kingdom	117,300,887	17.7
France	99,242,797	15.0
Netherlands	37,510,834	5.7
Germany	32,377,999	4.9
Switzerland	32,103,427	4.8
Italy	28,202,514	4.2
Australia	25,756,749	3.9
Taiwan	21,294,084	3.2
China	16,741,991	2.5
Hong Kong	12,887,325	1.9
India	12,778,639	1.9
Denmark	12,539,237	1.9
Other	48,110,360	7.3
Short-Term Investments	6,306,044	1.0

Total Investments	$662,772,519	100.0%

*	All data are as of December 31, 2014. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.7% or less in the following countries: Brazil, Israel, Norway, Portugal, South Africa, South Korea and Turkey.

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.5%

FINANCIALS–24.1%
BANKS–14.7%
Bank Hapoalim BM	698,875	$3,286,198
Bank of Baroda	154,180	2,635,651
Bank of China Ltd.–Class H	7,561,000	4,243,755
Bank of Queensland Ltd.	479,700	4,725,966
Commerzbank AG(a)	350,320	4,595,004
Danske Bank A/S	349,330	9,444,431
HSBC Holdings PLC	1,513,630	14,303,441
ICICI Bank Ltd.	531,850	2,952,590
ING Groep NV(a)	578,830	7,478,286
Intesa Sanpaolo SpA	1,815,080	5,265,367
Itausa–Investimentos Itau SA (Preference Shares)	608,300	2,148,799
Mitsubishi UFJ Financial Group, Inc.	1,467,000	8,060,027
Shinhan Financial Group Co., Ltd.(a)	49,440	1,987,246
Societe Generale SA	222,092	9,294,587
Sumitomo Mitsui Financial Group, Inc.	153,800	5,560,286
UniCredit SpA	1,839,450	11,782,804

		97,764,438

DIVERSIFIED FINANCIAL SERVICES–3.0%
Challenger Ltd./Australia	750,652	3,965,345
Friends Life Group Ltd.	813,170	4,618,179
ORIX Corp.	942,300	11,856,763

		20,440,287

INSURANCE–4.0%
AIA Group Ltd.	1,074,400	5,905,215
Direct Line Insurance Group PLC	740,280	3,348,725
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	72,040	14,345,857
Suncorp Group Ltd.	264,230	3,018,506

		26,618,303

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.0%
Aeon Mall Co., Ltd.(b)	203,100	3,599,129
China Overseas Land & Investment Ltd.	948,000	2,810,484
Lend Lease Group	355,270	4,731,794
Wharf Holdings Ltd. (The)	311,000	2,232,697

		13,374,104

THRIFTS & MORTGAGE FINANCE–0.4%
LIC Housing Finance Ltd.	382,250	2,627,404

		160,824,536

CONSUMER DISCRETIONARY–16.1%
AUTO COMPONENTS–7.0%
Aisin Seiki Co., Ltd.	200,300	$7,196,463
Bridgestone Corp.	143,000	4,959,515
Cie Generale des Etablissements Michelin–Class B	95,132	8,587,249
GKN PLC	814,740	4,336,646
Plastic Omnium SA	132,470	3,594,951
Sumitomo Electric Industries Ltd.	608,600	7,600,972
Valeo SA	83,730	10,418,536

		46,694,332

AUTOMOBILES–4.7%
Bayerische Motoren Werke AG	42,820	4,621,056
Great Wall Motor Co., Ltd.–Class H	892,000	5,062,732
Honda Motor Co., Ltd.(b)	405,800	11,905,472
Renault SA	44,920	3,271,806
Tata Motors Ltd.	342,320	2,676,462
Volkswagen AG (Preference Shares)	17,850	3,967,258

		31,504,786

MEDIA–2.3%
Liberty Global PLC–Series C(a)	270,597	13,072,541
Smiles SA	110,700	1,917,740

		14,990,281

SPECIALTY RETAIL–1.7%
Kingfisher PLC	644,960	3,409,347
Shimamura Co., Ltd.(b)	38,300	3,305,172
Yamada Denki Co., Ltd.(b)	1,423,900	4,777,355

		11,491,874

TEXTILES, APPAREL & LUXURY GOODS–0.4%
Kering	14,000	2,690,388

		107,371,661

INDUSTRIALS–12.9%
AEROSPACE & DEFENSE–3.2%
Airbus Group NV	302,380	14,949,063
Safran SA	98,190	6,057,827

		21,006,890

AIR FREIGHT & LOGISTICS–0.6%
Royal Mail PLC	574,550	3,828,772

AIRLINES–2.8%
International Consolidated Airlines Group SA(a)	1,322,700	9,957,373
Japan Airlines Co., Ltd.	78,400	2,324,486
Qantas Airways Ltd.(a)	3,169,033	6,155,255

		18,437,114

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIAL CONGLOMERATES–2.2%
Bidvest Group Ltd. (The)	110,440	$2,887,328
Hutchison Whampoa Ltd.	415,000	4,749,413
Toshiba Corp.(b)	1,731,000	7,300,143

		14,936,884

MACHINERY–1.1%
JTEKT Corp.	453,100	7,625,575

MARINE–1.4%
AP Moeller–Maersk A/S–Class B	1,556	3,094,806
Nippon Yusen KK	2,159,000	6,098,110

		9,192,916

ROAD & RAIL–1.1%
Central Japan Railway Co.	49,100	7,358,924

TRADING COMPANIES & DISTRIBUTORS–0.5%
Rexel SA	193,548	3,467,627

		85,854,702

HEALTH CARE–9.5%
BIOTECHNOLOGY–2.0%
Actelion Ltd. (REG)(a)	118,920	13,690,196

PHARMACEUTICALS–7.5%
Astellas Pharma, Inc.	566,100	7,881,301
GlaxoSmithKline PLC	832,320	17,856,259
Indivior PLC(a)	62,830	146,303
Roche Holding AG	67,960	18,413,231
Teva Pharmaceutical Industries Ltd.	99,990	5,731,910

		50,029,004

		63,719,200

TELECOMMUNICATION SERVICES–8.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–5.2%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,378,693	2,445,547
Nippon Telegraph & Telephone Corp.	231,600	11,830,729
Telecom Italia SpA (savings shares)	8,264,350	6,909,362
Telenor ASA	168,030	3,399,014
Vivendi SA(a)	395,396	9,841,616

		34,426,268

WIRELESS TELECOMMUNICATION SERVICES–2.9%
China Mobile Ltd.	394,000	4,625,020
Turkcell Iletisim Hizmetleri AS(a)	432,090	2,636,824
Vodafone Group PLC	3,525,644	12,088,115

		19,349,959

		53,776,227

INFORMATION TECHNOLOGY–7.8%
IT SERVICES–0.6%
Cap Gemini SA	53,510	$3,826,881

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.8%
Advanced Semiconductor Engineering, Inc.	2,956,000	3,510,626
ASM International NV	94,630	4,007,449
Infineon Technologies AG	278,598	2,948,083
Novatek Microelectronics Corp.	706,000	3,945,197
Sumco Corp.(b)	448,700	6,423,634
Tokyo Electron Ltd.	58,500	4,436,068

		25,271,057

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–3.4%
Asustek Computer, Inc.	394,000	4,298,934
Casetek Holdings Ltd.	671,000	3,778,391
Catcher Technology Co., Ltd.	746,000	5,760,936
Samsung Electronics Co., Ltd.	7,370	8,860,538

		22,698,799

		51,796,737

MATERIALS–7.2%
CHEMICALS–4.9%
Arkema SA(b)	82,521	5,457,676
BASF SE	22,660	1,900,741
Denki Kagaku Kogyo KK	970,000	3,552,697
Incitec Pivot Ltd.	1,221,580	3,159,883
JSR Corp.(b)	480,100	8,240,571
Koninklijke DSM NV	118,995	7,257,860
Mitsubishi Gas Chemical Co., Inc.(b)	607,000	3,046,469

		32,615,897

METALS & MINING–1.6%
Dowa Holdings Co., Ltd.	289,000	2,296,110
Rio Tinto PLC	135,440	6,243,386
Tata Steel Ltd.	299,700	1,886,532

		10,426,028

PAPER & FOREST PRODUCTS–0.7%
Mondi PLC	298,840	4,854,800

		47,896,725

ENERGY–6.9%
ENERGY EQUIPMENT & SERVICES–0.4%
Aker Solutions ASA(a)(c)	418,792	2,329,425

OIL, GAS & CONSUMABLE FUELS–6.5%
BG Group PLC	839,106	11,228,666
JX Holdings, Inc.(b)	2,446,000	9,518,867

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Petroleo Brasileiro SA (Sponsored ADR)	310,330	$2,352,301
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	251,719	8,389,579
Total SA	233,300	11,952,425

		43,441,838

		45,771,263

CONSUMER STAPLES–3.9%
BEVERAGES–0.4%
Asahi Group Holdings Ltd.	92,600	2,864,794

FOOD & STAPLES RETAILING–1.5%
Koninklijke Ahold NV	583,905	10,377,660

HOUSEHOLD PRODUCTS–0.8%
Reckitt Benckiser Group PLC	62,830	5,088,849

TOBACCO–1.2%
Imperial Tobacco Group PLC	176,610	7,774,285

		26,105,588

UTILITIES–2.0%
ELECTRIC UTILITIES–2.0%
EDP–Energias de Portugal SA	843,990	3,272,690
Electricite de France SA	211,860	5,832,165
Enel SpA	952,320	4,244,981

		13,349,836

Total Common Stocks (cost $636,050,139)		656,466,475

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.0%
TIME DEPOSIT–1.0%
State Street Time Deposit 0.01%, 1/02/15 (cost $6,306,044)	$6,306	$6,306,044

Total Investments Before Security Lending Collateral for Securities Loaned–99.5% (cost $642,356,183)		662,772,519

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.6%
INVESTMENT COMPANIES–1.6%
AB Exchange Reserves–Class I, 0.07%(d)(e) (cost $10,876,567)	10,876,567	10,876,567

TOTAL INVESTMENTS–101.1% (cost $653,232,750)		673,649,086
Other assets less liabilities–(1.1)%		(7,462,694)

NET ASSETS–100.0%		$666,186,392

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	63	March 2015	$2,283,664	$2,388,385	$104,721

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	5,134	EUR	4,039	1/15/15	$(245,974)
Bank of America, NA	USD	13,922	SEK	100,505	1/15/15	(1,028,955)
Barclays Bank PLC	HKD	105,613	USD	13,615	1/15/15	(3,721)
Barclays Bank PLC	NOK	40,947	USD	5,955	1/15/15	462,134
Barclays Bank PLC	USD	6,935	SEK	51,296	1/15/15	(354,778)
BNP Paribas SA	EUR	8,740	USD	11,080	1/15/15	502,583
BNP Paribas SA	GBP	17,855	USD	28,761	1/15/15	933,928

10

AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	17,659	AUD	20,453	1/15/15	$(973,081)
BNP Paribas SA	USD	2,299	JPY	247,466	1/15/15	(232,412)
BNP Paribas SA	USD	1,790	RUB	79,782	1/15/15	(474,985)
Citibank	CHF	3,845	USD	4,056	1/15/15	188,008
Citibank	GBP	7,511	USD	11,858	1/15/15	151,795
Citibank	NOK	28,019	USD	4,225	1/15/15	466,491
Credit Suisse International	RUB	79,782	USD	1,946	1/15/15	630,448
Credit Suisse International	USD	25,525	GBP	15,743	1/15/15	(990,164)
Deutsche Bank AG	GBP	1,721	USD	2,776	1/15/15	93,952
Goldman Sachs Bank USA	BRL	11,687	USD	4,400	1/05/15	3,310
Goldman Sachs Bank USA	USD	4,402	BRL	11,687	1/05/15	(5,299)
Goldman Sachs Bank USA	JPY	4,541,400	USD	39,753	1/15/15	1,835,836
Goldman Sachs Bank USA	KRW	7,237,597	USD	6,701	1/15/15	109,075
Goldman Sachs Bank USA	USD	18,495	AUD	21,131	1/15/15	(1,255,913)
Goldman Sachs Bank USA	BRL	11,687	USD	4,364	2/03/15	1,810
HSBC Bank USA	USD	10,980	GBP	6,842	1/15/15	(317,240)
JPMorgan Chase Bank	BRL	11,687	USD	4,589	1/05/15	192,762
JPMorgan Chase Bank	USD	4,400	BRL	11,687	1/05/15	(3,310)
Morgan Stanley & Co., Inc.	USD	4,612	EUR	3,678	1/15/15	(160,893)
Royal Bank of Scotland PLC	EUR	12,303	USD	15,460	1/15/15	571,398
Royal Bank of Scotland PLC	USD	22,516	CHF	21,591	1/15/15	(796,312)
Royal Bank of Scotland PLC	USD	16,097	NZD	20,579	1/15/15	(58,853)
Standard Chartered Bank	CNY	83,838	USD	13,623	1/15/15	76,337
Standard Chartered Bank	JPY	2,170,455	USD	20,000	1/15/15	1,878,178
Standard Chartered Bank	KRW	2,651,814	USD	2,527	1/15/15	111,549
Standard Chartered Bank	USD	1,382	CNY	8,513	1/15/15	(6,741)
Standard Chartered Bank	USD	1,636	HKD	12,689	1/15/15	(182)
State Street Bank & Trust Co.	USD	4,706	CHF	4,496	1/15/15	(183,169)
State Street Bank & Trust Co.	USD	1,804	EUR	1,411	1/15/15	(96,769)
State Street Bank & Trust Co.	USD	1,245	HKD	9,650	1/15/15	(240)
State Street Bank & Trust Co.	USD	4,311	NOK	28,019	1/15/15	(552,785)
UBS AG	EUR	6,566	USD	8,511	1/15/15	565,010
UBS AG	USD	6,761	CHF	6,416	1/15/15	(306,732)
UBS AG	USD	2,260	NZD	2,929	1/15/15	22,671

						$748,767

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the market value of this security amounted to $2,329,425 or 0.4% of net assets.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

11

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2014	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $642,356,183)	$662,772,519	(a)
Affiliated issuers (cost $10,876,567—investment of cash collateral for securities loaned)	10,876,567
Due from broker	244,804	(b)
Foreign currencies, at value (cost $2,049,922)	1,951,113
Unrealized appreciation on forward currency exchange contracts	8,797,275
Dividends and interest receivable	2,660,430
Receivable for investment securities sold and foreign currency transactions	492,305
Receivable for capital stock sold	10,268

Total assets	687,805,281

LIABILITIES
Payable for collateral received on securities loaned	10,876,567
Unrealized depreciation on forward currency exchange contracts	8,048,508
Payable for investment securities purchased and foreign currency transactions	1,486,052
Advisory fee payable	432,815
Payable for capital stock redeemed	394,855
Distribution fee payable	133,391
Administrative fee payable	12,310
Payable for variation margin on exchange-traded derivatives	485
Transfer Agent fee payable	112
Accrued expenses	233,794

Total liabilities	21,618,889

NET ASSETS	$666,186,392

COMPOSITION OF NET ASSETS
Capital stock, at par	$49,654
Additional paid-in capital	1,677,427,739
Distributions in excess of net investment income	(1,807,034)
Accumulated net realized loss on investment and foreign currency transactions	(1,030,514,328)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	21,030,361

	$666,186,392

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$50,504,177	3,734,026	$13.53
B	$615,682,215	45,920,245	$13.41

(a)	Includes securities on loan with a value of $10,626,840 (see Note E).

(b)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2014	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,048,808)	$30,340,128
Affiliated issuers	12,147
Interest	20
Securities lending income	509,557

30,861,852

EXPENSES
Advisory fee (see Note B)	5,571,673
Distribution fee—Class B	1,719,739
Transfer agency—Class A	588
Transfer agency—Class B	7,328
Custodian	251,356
Printing	239,639
Audit and tax	62,263
Legal	56,357
Administrative	49,439
Directors’ fees	4,503
Miscellaneous	35,854

Total expenses	7,998,739

Net investment income	22,863,113

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	69,377,466 (a)
Futures	120,298
Foreign currency transactions	(1,513,673)
Net change in unrealized appreciation/depreciation of:
Investments	(134,414,673)
Futures	(18,253)
Foreign currency denominated assets and liabilities	(1,952,142)

Net loss on investment and foreign currency transactions	(68,400,977)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(45,537,864)

(a)	Net of foreign capital gains taxes of $86,516.

See notes to financial statements.

14

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$22,863,113	$20,322,182
Net realized gain on investment and foreign currency transactions	67,984,091	104,857,249
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(136,385,068)	67,180,778

Net increase (decrease) in net assets from operations	(45,537,864)	192,360,209
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,959,658)	(3,119,249)
Class B	(22,620,339)	(48,329,623)
CAPITAL STOCK TRANSACTIONS
Net decrease	(65,935,109)	(444,999,837)

Total decrease	(136,052,970)	(304,088,500)
NET ASSETS
Beginning of period	802,239,362	1,106,327,862

End of period (including distributions in excess of net investment income of ($1,807,034) and undistributed net investment income of $1,508,872, respectively)	$666,186,392	$802,239,362

See notes to financial statements.

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

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AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stock:
Financials	$2,148,799		$158,675,737		$–0	–	$160,824,536
Consumer Discretionary	14,990,281		92,381,380		–0	–	107,371,661
Industrials	–0	–	85,854,702		–0	–	85,854,702
Health Care	146,303		63,572,897		–0	–	63,719,200
Telecommunication Services	–0	–	53,776,227		–0	–	53,776,227
Information Technology	–0	–	51,796,737		–0	–	51,796,737
Materials	–0	–	47,896,725		–0	–	47,896,725
Energy	2,352,301		43,418,962		–0	–	45,771,263
Consumer Staples	–0	–	26,105,588		–0	–	26,105,588
Utilities	–0	–	13,349,836		–0	–	13,349,836
Short-Term Investments	–0	–	6,306,044		–0	–	6,306,044
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	10,876,567		–0	–	–0	–	10,876,567

Total Investments in Securities	30,514,251		643,134,835	+	–0	–	673,649,086
Other Financial Instruments*:
Assets:
Futures	–0	–	104,721		–0	–	104,721	#
Forward Currency Exchange Contracts	–0	–	8,797,275		–0	–	8,797,275
Liabilities:
Forward Currency Exchange Contracts	–0	–	(8,048,508)		–0	–	(8,048,508)

Total^	$30,514,251		$643,988,323		$–0	–	$674,502,574

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

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AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2014, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $49,439.

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $985,467, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$467,224,629	$534,989,445

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$656,722,941

Gross unrealized appreciation	58,567,841
Gross unrealized depreciation	(41,641,696)

Net unrealized appreciation	$16,926,145

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2014, the Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized

20

AllianceBernstein Variable Products Series Fund

appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2014, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$104,721	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	8,797,275		Unrealized depreciation on forward currency exchange contracts	$8,048,508

Total		$8,901,996			$8,048,508

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$120,298	$(18,253)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(900,170)	(1,587,063)

Total		$(779,872)	$(1,605,316)

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2014:

Futures:
Average original value of buy contracts	$2,579,722
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$210,871,759
Average principal amount of sale contracts	$216,586,599

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$462,134	$(358,499)		$–0	–	$–0	–	$103,635
BNP Paribas SA	1,436,511	(1,436,511)		–0	–	–0	–	–0	–
Citibank	806,294	–0	–	–0	–	–0	–	806,294
Credit Suisse International	630,448	(630,448)		–0	–	–0	–	–0	–
Deutsche Bank AG	93,952	–0	–	–0	–	–0	–	93,952
Goldman Sachs Bank USA	1,950,031	(1,261,212)		–0	–	–0	–	688,819
JPMorgan Chase Bank	192,762	(3,310)		–0	–	–0	–	189,452
Royal Bank of Scotland PLC	571,398	(571,398)		–0	–	–0	–	–0	–
Standard Chartered Bank	2,066,064	(6,923)		–0	–	–0	–	2,059,141
UBS AG	587,681	(306,732)		–0	–	–0	–	280,949

Total	$8,797,275	$(4,575,033)		$–0	–	$–0	–	$4,222,242	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$485	$–0	–	$(485)		$–0	–	$–0	–

Total	$485	$–0	–	$(485)		$–0	–	$–0	–

OTC Derivatives:
Bank of America, NA	$1,274,929	$–0	–	$–0	–	$–0	–	$1,274,929
Barclays Bank PLC	358,499	(358,499)		–0	–	–0	–	–0	–
BNP Paribas SA	1,680,478	(1,436,511)		–0	–	–0	–	243,967
Credit Suisse International	990,164	(630,448)		–0	–	–0	–	359,716
Goldman Sachs Bank USA	1,261,212	(1,261,212)		–0	–	–0	–	–0	–
HSBC Bank USA	317,240	–0	–	–0	–	–0	–	317,240
JPMorgan Chase Bank	3,310	(3,310)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	160,893	–0	–	–0	–	–0	–	160,893
Royal Bank of Scotland PLC	855,165	(571,398)		–0	–	–0	–	283,767
Standard Chartered Bank	6,923	(6,923)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	832,963	–0	–	–0	–	–0	–	832,963
UBS AG	306,732	(306,732)		–0	–	–0	–	–0	–

Total	$8,048,508	$(4,575,033)		$–0	–	$–0	–	$3,473,475	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at December 31, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2014, the Portfolio had securities on loan with a value of $10,626,840 and had received cash collateral which has been invested into AB Exchange Reserves of $10,876,567. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $509,557 and $12,147 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)
$9,971	$336,596	$335,690	$10,877

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	371,734	704,487	$5,495,507	$10,092,196
Shares issued in reinvestment of dividends	140,849	219,705	1,959,658	3,119,249
Shares redeemed	(697,255)	(711,972)	(10,349,606)	(9,889,977)

Net increase (decrease)	(184,672)	212,220	$(2,894,441)	$3,321,468

23

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	SHARES		AMOUNT
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class B
Shares sold	3,108,865	1,604,342	$45,153,950	$21,719,600
Shares issued in reinvestment of dividends	1,636,841	3,444,995	22,620,339	48,329,623
Shares redeemed	(8,876,905)	(37,407,549)	(130,814,957)	(518,370,528)

Net decrease	(4,131,199)	(32,358,212)	$(63,040,668)	$(448,321,305)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$24,579,997	$51,448,872

Total taxable distributions paid	$24,579,997	$51,448,872

24

AllianceBernstein Variable Products Series Fund

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,472,199
Accumulated capital and other losses	(1,029,442,451	)(a)
Unrealized appreciation/(depreciation)	16,679,251	(b)

Total accumulated earnings/(deficit)	$(1,011,291,001)

(a)	As of December 31, 2014, the Portfolio had a net capital loss carryforward of $1,029,442,451. During the fiscal year, the Portfolio utilized $69,211,043 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2014, the Portfolio had a net capital loss carryforward of $1,029,442,451 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 41,335,504	n/a	2016
917,130,062	n/a	2017
50,169,345	n/a	2018
20,807,540	$0	no expiration

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency and foreign capital gains tax, and the tax treatment of passive foreign investment companies (PFICs) resulted in a net increase in distributions in excess of net investment income, and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.99	$12.96	$11.50	$14.90	$14.70

Income From Investment Operations
Net investment income (a)	.48	.33	.36	.36	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.40)	2.59	1.31	(3.19)	.39	†

Net increase (decrease) in net asset value from operations	(.92)	2.92	1.67	(2.83)	.66

Less: Dividends and Distributions
Dividends from net investment income	(.54)	(.89)	(.21)	(.56)	(.46)
Tax return of capital	–0	–	–0	–	–0	–	(.01)	–0	–

Total dividends and distributions	(.54)	(.89)	(.21)	(.57)	(.46)

Net asset value, end of period	$13.53	$14.99	$12.96	$11.50	$14.90

Total Return
Total investment return based on net asset value (b)	(6.21)%	23.00%	14.53%	(19.25)%	4.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,504	$58,723	$48,029	$62,003	$104,274
Ratio to average net assets of:
Expenses	.85%	.82%	.81%	.82%	.85	%+
Net investment income	3.25%	2.33%	2.97%	2.55%	1.94	%+
Portfolio turnover rate	64%	59%	41%	62%	52%

See footnote summary on page 27.

26

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.86	$12.84	$11.40	$14.77	$14.54

Income From Investment Operations
Net investment income (a)	.45	.30	.32	.31	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.40)	2.56	1.29	(3.14)	.38	†

Net increase (decrease) in net asset value from operations	(.95)	2.86	1.61	(2.83)	.62

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.84)	(.17)	(.53)	(.39)
Tax return of capital	–0	–	–0	–	–0	–	(.01)	–0	–

Total dividends and distributions	(.50)	(.84)	(.17)	(.54)	(.39)

Net asset value, end of period	$13.41	$14.86	$12.84	$11.40	$14.77

Total Return
Total investment return based on net asset value (b)	(6.46)%	22.73%	14.19%	(19.44)%	4.30%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$616	$744	$1,058	$1,033	$1,326
Ratio to average net assets of:
Expenses	1.10%	1.07%	1.06%	1.07%	1.10	%+
Net investment income	3.06%	2.20%	2.70%	2.23%	1.73	%+
Portfolio turnover rate.	64%	59%	41%	62%	52%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Value Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2015

28

2014 TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2014.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2014, $1,037,012 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $18,170,161.

29

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
William H. Foulk, Jr.(1)	Earl D. Weiner(1)
D. James Guzy(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Takeo Aso(2), Vice President Avi Lavi(2), Vice President Kevin F. Simms(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the International Value Senior Investment Management Team. Mr. Takeo Aso, Mr. Avi Lavi and Mr. Kevin F. Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

30

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007, and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	116	None

31

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1990)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

32

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

33

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Takeo Aso 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Avi Lavi 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Kevin F. Simms 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

34

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”)2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees”.3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
International Value Portfolio	International	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$776.9

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

35

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $55,155 (0.006% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20%	0.82%	December 31
	Class B 1.45%	1.07%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

36

AllianceBernstein Variable Products Series Fund

addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	$776.9	International Value Schedule	0.426%	0.750%
		0.80% on first $25m
		0.60% on the next $25m
		0.50% on the next $50m
		0.40% on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein Trust, Inc.—International Value Fund (“International Value Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of International Value Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Value Portfolio	International Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below are the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of SCB International Portfolio been applicable to the Portfolio based on March 31, 2014 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
International Value Portfolio[7]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion	0.875%	0.750%
		0.800% on next $2 billion
		0.750% on next $2 billion
		0.650% thereafter
		The Adviser is waving 5 basis points in advisory fees effective through October 31, 2014.

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2014 net assets.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The investment guidelines of the Portfolio are more restrictive than the SCB Fund portfolio. The Portfolio invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

37

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	Client #1[8]	0.60% on first $1 billion	0.600%	0.750%
		0.55% on next $ 500 million
		0.50% on next $ 500 million
		0.45% on next $ 500 million
		0.40% on the balance

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.12

8	The client is an affiliate of the Adviser.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The Portfolio’s EG includes the Portfolio, four other VIP International Value funds (“IFVE”), four VIP International Growth funds (“IFGE”) and two VIP International Core funds (“IFCE”).

38

AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[13]	Lipper EG Median (%)	Lipper EG Rank
International Value Portfolio	0.750	0.807	5/11

Because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Value Portfolio	0.823	0.887	3/11	0.897	6/22

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $2,181,857 in Rule 12b-1 fees.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE, IFGE and IFCE funds, excluding outliers.

16	Most recently completed fiscal year end Class A total expense ratio.

39

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $5,353,827 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then

17	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

40

AllianceBernstein Variable Products Series Fund

discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2014.23

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Value Portfolio
1 year	21.82	21.82	22.06	3/5	13/23
3 year	2.61	6.68	6.68	4/5	18/21
5 year	15.86	18.59	17.63	4/4	16/19
10 year	4.45	4.45	5.68	1/1	9/9

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Value Portfolio	21.82	2.62	15.86	4.45	6.22	21.51	0.24	10
MSCI EAFE Index (Net)	19.28	6.63	17.60	6.66	5.36	18.18	0.36	10
Inception Date: May 10, 2001
CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

21	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

22	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

23	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

41

VPS-IV-0151-1214

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

+	LARGE CAP GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2015

The following is an update of AllianceBernstein Variable Products Series Fund—Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2014.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Portfolio invests primarily in the domestic equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.

The Adviser expects that normally the Portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2014.

All share classes of the Portfolio outperformed the benchmark for the annual reporting period. Security selection was responsible for most of the premium, though sector allocation also contributed. Stock selection in the health care and consumer-driven sectors boosted relative performance. Stock selection in industrials and financials offset some of the gains.

The Portfolio did not utilize derivatives during the annual reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. equity markets advanced for much of 2014 as a brightening U.S. economic outlook boosted risk appetites. Six years after the collapse of the global financial markets, investors grew increasingly confident that the U.S. economy was strengthening, buoyed by encouraging domestic data, strong corporate earnings and a slew of mergers and acquisitions activity. Though the U.S. Federal Reserve (the “Fed”) ended its quantitative easing program in October after gradually reducing its monthly government bond purchases during the course of the year, investors remained upbeat about U.S. stocks, as the Fed’s repeated commitment to its ultralow interest rate policy until at least mid-2015 allayed market anxiety about a premature end to the central bank’s stimulus campaign.

The Large Cap Growth Team follows a bottom-up stock picking methodology that seeks to identify companies that meet the Portfolio’s investment criteria of healthy balance sheets, competitive advantages, strong cash-flow generation, transparent business models and sustainable growth. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment.

1

LARGE CAP GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged Russell 1000® Growth Index nor the unmanaged S&P 500® Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s, net asset value, (“NAV”).

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2014 (unaudited)	1 Year	5 Years*	10 Years*
Large Cap Growth Portfolio Class A†	14.14%	14.26%	7.76%
Large Cap Growth Portfolio Class B†	13.84%	13.98%	7.48%
Russell 1000 Growth Index	13.05%	15.81%	8.49%
S&P 500 Index	13.69%	15.45%	7.67%

*    Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2014 by 0.02%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved through favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85% and 1.10% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

LARGE CAP GROWTH PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT (unaudited)

12/31/04 – 12/31/14

This chart illustrates the total value of an assumed $10,000 investment in Large Cap Growth Portfolio Class A shares (from 12/31/04 to 12/31/14) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

LARGE CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,092.10	$4.32	0.82%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.07	$4.18	0.82%

Class B
Actual	$1,000	$1,090.70	$5.64	1.07%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.81	$5.45	1.07%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$25,055,598	5.9%
Visa, Inc.—Class A	16,112,190	3.8
Google, Inc.	15,725,867	3.7
CVS Health Corp.	15,439,841	3.6
Allergan, Inc./United States	15,099,417	3.5
Monster Beverage Corp.	12,560,582	2.9
Comcast Corp.—Class A	12,286,518	2.9
UnitedHealth Group, Inc.	12,082,378	2.8
Gilead Sciences, Inc.	11,711,805	2.8
Priceline Group, Inc. (The)	11,538,925	2.7

	$147,613,121	34.6%

SECTOR BREAKDOWN†

December 31, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology	$91,664,197	21.2%
Consumer Discretionary	85,639,774	19.8
Health Care	72,976,167	16.9
Consumer Staples	47,261,406	10.9
Producer Durables	44,607,308	10.3
Financial Services	35,040,655	8.1
Energy	12,562,808	2.9
Materials & Processing	6,299,863	1.5
Short-Term Investments	36,183,440	8.4

Total Investments	$432,235,618	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector breakdown is classified in the above chart and throughout this report according to the Russell sector classification scheme. The Russell Sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–92.7%

TECHNOLOGY–21.5%
COMPUTER SERVICES, SOFTWARE & SYSTEMS–11.8%
ANSYS, Inc.(a)	92,692	$7,600,744
Aspen Technology, Inc.(a)	73,341	2,568,402
F5 Networks, Inc.(a)	25,860	3,373,825
Facebook, Inc.–Class A(a)	146,909	11,461,840
Google, Inc.–Class A(a)	14,750	7,827,235
Google, Inc.–Class C(a)	15,005	7,898,632
LinkedIn Corp.–Class A(a)	13,850	3,181,483
NetSuite, Inc.(a)	28,429	3,103,594
ServiceNow, Inc.(a)	47,320	3,210,662

		50,226,417

COMPUTER TECHNOLOGY–5.9%
Apple, Inc.	226,994	25,055,598

ELECTRONIC COMPONENTS–1.2%
Amphenol Corp.–Class A	97,254	5,233,238

SEMICONDUCTORS & COMPONENT–2.6%
Altera Corp.	103,750	3,832,525
Linear Technology Corp.	76,386	3,483,202
NXP Semiconductors NV(a)	50,173	3,833,217

		11,148,944

		91,664,197

CONSUMER DISCRETIONARY–20.0%
AUTO PARTS–0.3%
Mobileye NV(a)	36,820	1,493,419

CABLE TELEVISION SERVICES–2.9%
Comcast Corp.–Class A	211,800	12,286,518

COSMETICS–0.6%
Estee Lauder Cos., Inc. (The)–Class A	33,490	2,551,938

DIVERSIFIED RETAIL–1.7%
Costco Wholesale Corp.	51,310	7,273,192

ENTERTAINMENT–1.8%
Walt Disney Co. (The)	80,640	7,595,482

LEISURE TIME–2.7%
Priceline Group, Inc. (The)(a)	10,120	11,538,925

RECREATIONAL VEHICLES & BOATS–1.4%
Polaris Industries, Inc.	40,120	6,067,749

RESTAURANTS–2.4%
Starbucks Corp.	122,395	10,042,510

SPECIALTY RETAIL–4.3%
Home Depot, Inc. (The)	105,410	11,064,888
O’Reilly Automotive, Inc.(a)	17,390	3,349,662

Ulta Salon Cosmetics & Fragrance, Inc.(a)	31,980	$4,088,323

		18,502,873

TEXTILES, APPAREL & SHOES–1.9%
NIKE, Inc.–Class B	86,190	8,287,168

		85,639,774

HEALTH CARE–17.1%
BIOTECHNOLOGY–2.7%
Biogen Idec, Inc.(a)	33,745	11,454,740

HEALTH CARE MANAGEMENT SERVICES–2.8%
UnitedHealth Group, Inc.	119,521	12,082,378

HEALTH CARE SERVICES–1.5%
McKesson Corp.	17,290	3,589,058
Premier, Inc.–Class A(a)	80,246	2,690,649

		6,279,707

HEALTH CARE: MISC–1.2%
Quintiles Transnational Holdings, Inc.(a)	87,838	5,171,023

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES–0.6%
Align Technology, Inc.(a)	43,214	2,416,095

MEDICAL EQUIPMENT–2.0%
Illumina, Inc.(a)	3,305	610,037
Intuitive Surgical, Inc.(a)	15,410	8,150,965

		8,761,002

PHARMACEUTICALS–6.3%
Allergan, Inc./United States	71,026	15,099,417
Gilead Sciences, Inc.(a)	124,250	11,711,805

		26,811,222

		72,976,167

CONSUMER STAPLES–11.1%
BEVERAGE: SOFT DRINKS–3.5%
Keurig Green Mountain, Inc.	17,840	2,361,927
Monster Beverage Corp.(a)	115,926	12,560,582

		14,922,509

DRUG & GROCERY STORE CHAINS–3.6%
CVS Health Corp.	160,314	15,439,841

FOODS–1.3%
Mead Johnson Nutrition Co.–Class A	53,660	5,394,976

TOBACCO–2.7%
Philip Morris International, Inc.	141,241	11,504,080

		47,261,406

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

PRODUCER DURABLES–10.4%
AEROSPACE–1.7%
Boeing Co. (The)	44,740	$5,815,305
Rockwell Collins, Inc.	17,034	1,439,033

		7,254,338

DIVERSIFIED MANUFACTURING OPERATIONS–2.7%
Danaher Corp.	133,642	11,454,456

RAILROAD EQUIPMENT–1.6%
Wabtec Corp./DE	77,560	6,739,188

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER–1.6%
Pall Corp.	68,940	6,977,417

SCIENTIFIC INSTRUMENTS: ELECTRICAL–1.4%
AMETEK, Inc.	113,181	5,956,716

SCIENTIFIC INSTRUMENTS: GAUGES & METERS–0.9%
Mettler-Toledo International, Inc.(a)	12,985	3,927,443

TRUCKERS–0.5%
JB Hunt Transport Services, Inc.	27,273	2,297,750

		44,607,308

FINANCIAL SERVICES–8.2%
ASSET MANAGEMENT & CUSTODIAN–2.9%
Affiliated Managers Group, Inc.(a)	27,731	5,885,628
BlackRock, Inc.–Class A	17,900	6,400,324

		12,285,952

FINANCIAL DATA & SYSTEMS–3.8%
Visa, Inc.–Class A	61,450	16,112,190

SECURITIES BROKERAGE & SERVICES–1.5%
Intercontinental Exchange, Inc.	30,291	6,642,513

		35,040,655

ENERGY–2.9%
OIL WELL EQUIPMENT & SERVICES–2.9%
FMC Technologies, Inc.(a)	110,780	5,188,935
Schlumberger Ltd.	86,335	7,373,873

		12,562,808

MATERIALS & PROCESSING–1.5%
FERTILIZERS–0.7%
Monsanto Co.	25,073	2,995,471

METAL FABRICATING–0.8%
Precision Castparts Corp.	13,718	$3,304,392

		6,299,863

Total Common Stocks (cost $296,418,930)		396,052,178

	Principal Amount (000)
SHORT-TERM INVESTMENTS–8.5%
TIME DEPOSIT–8.5%
State Street Time Deposit 0.01%, 1/02/15 (Cost $36,183,440)	$36,183	36,183,440

TOTAL INVESTMENTS–101.2% (cost $332,602,370)		432,235,618
Other assets less liabilities–(1.2)%		(5,163,868)

NET ASSETS–100.0%		$427,071,750

(a)	Non-income producing security.

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2014	AllianceBernstein Variable Products Series Fund

ASSETS
Unaffiliated issuers (cost $332,602,370)	$432,235,618
Dividends and interest receivable	347,104
Receivable for capital stock sold	95,222

Total assets	432,677,944

LIABILITIES
Payable for investment securities purchased	4,831,485
Payable for capital stock redeemed	329,845
Advisory fee payable	272,608
Distribution fee payable	50,663
Administrative fee payable	12,310
Transfer Agent fee payable	112
Accrued expenses	109,171

Total liabilities	5,606,194

NET ASSETS	$427,071,750

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,894
Additional paid-in capital	287,573,060
Accumulated net realized gain on investment transactions	39,856,548
Net unrealized appreciation on investments	99,633,248

$427,071,750

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$189,619,754	3,883,331	$48.83
B	$237,451,996	5,011,155	$47.38

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2014	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$3,582,737
Affiliated issuers	577
Interest	2,730
Securities lending income	6,831

3,592,875

EXPENSES
Advisory fee (see Note B)	3,096,216
Distribution fee—Class B	571,201
Transfer agency—Class A	4,884
Transfer agency—Class B	6,040
Custodian	116,519
Printing	60,565
Administrative	48,204
Legal	42,638
Audit and tax	41,087
Directors’ fees	4,503
Miscellaneous	15,799

Total expenses	4,007,656

Net investment loss	(414,781)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	69,922,926
Net change in unrealized appreciation/depreciation of investments	(15,610,530)

Net gain on investment transactions	54,312,396

NET INCREASE IN NET ASSETS FROM OPERATIONS	$53,897,615

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2014		Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(414,781)		$(951,019)
Net realized gain on investment transactions	69,922,926		40,515,361
Net change in unrealized appreciation/depreciation of investments	(15,610,530)		81,506,094

Net increase in net assets from operations	53,897,615		121,070,436
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(127,070)
CAPITAL STOCK TRANSACTIONS
Net decrease	(47,664,357)		(51,226,644)

Total increase	6,233,258		69,716,722
NET ASSETS
Beginning of period	420,838,492		351,121,770

End of period (including accumulated net investment loss of ($0) and distributions in excess of net investment income of $0, respectively)	$427,071,750		$420,838,492

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$396,052,178		$–0	–	$–0	–	$396,052,178
Short-Term Investments	–0	–	36,183,440		–0	–	36,183,440

Total Investments in Securities	396,052,178		36,183,440		–0	–	432,235,618
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$396,052,178		$36,183,440		$–0	–	$432,235,618

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

12

AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $48,204.

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $214,811, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$252,671,350	$303,368,104

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$333,000,781

Gross unrealized appreciation	101,714,951
Gross unrealized depreciation	(2,480,114)

Net unrealized appreciation	$99,234,837

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2014.

14

AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of December 31, 2014, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $6,831 and $577 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)
$3,737	$19,163	$22,900	$0

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2014		Year Ended December 31, 2013
Class A
Shares sold	111,041		99,625	$5,139,702		$3,596,763
Shares issued in reinvestment of dividends	–0	–	3,499	–0	–	127,070
Shares redeemed	(680,255)		(791,125)	(30,222,644)		(28,666,154)

Net decrease	(569,214)		(688,001)	$(25,082,942)		$(24,942,321)

Class B
Shares sold	414,540		257,016	$18,012,375		$9,095,751
Shares redeemed	(937,930)		(1,007,058)	(40,593,790)		(35,380,074)

Net decrease	(523,390)		(750,042)	$(22,581,415)		$(26,284,323)

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$–0	–	$127,070

Total taxable distributions paid	$–0	–	$127,070

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$40,254,959
Accumulated capital and other losses	–0	–(a)
Unrealized appreciation/(depreciation)	99,234,837	(b)

Total accumulated earnings/(deficit)	$139,489,796

(a)	During the fiscal year ended December 31, 2014, the Portfolio utilized $29,472,855 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

16

AllianceBernstein Variable Products Series Fund

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of partnership investments and the disallowance of a net operating loss resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$42.78		$31.17	$26.86	$27.79	$25.36

Income From Investment Operations
Net investment income (loss) (a)	.02		(.04)	.05	.09	.07
Net realized and unrealized gain (loss) on investment transactions	6.03		11.68	4.35	(.93)	2.48

Net increase (decrease) in net asset value from operations	6.05		11.64	4.40	(.84)	2.55

Less: Dividends
Dividends from net investment income	–0	–	(.03)	(.09)	(.09)	(.12)

Net asset value, end of period	$48.83		$42.78	$31.17	$26.86	$27.79

Total Return
Total investment return based on net asset value (b)*	14.14%		37.35%	16.39%	(3.04)%	10.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$189,620		$190,488	$160,226	$166,654	$200,977
Ratio to average net assets of:
Expenses	.83%		.85%	.86%	.84%	.85%+
Net investment income (loss)	.04%		(.11)%	.18%	.33%	.29%+
Portfolio turnover rate	65%		60%	94%	89%	105%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2014		2013		2012	2011	2010
Net asset value, beginning of period	$41.62		$30.38		$26.17	$27.08	$24.72

Income From Investment Operations
Net investment income (loss) (a)	(.09)		(.13)		(.02)	.02	.01
Net realized and unrealized gain (loss) on investment transactions	5.85		11.37		4.24	(.91)	2.42

Net increase (decrease) in net asset value from operations	5.76		11.24		4.22	(.89)	2.43

Less: Dividends
Dividends from net investment income	–0	–	–0	–	(.01)	(.02)	(.07)

Net asset value, end of period	$47.38		$41.62		$30.38	$26.17	$27.08

Total Return
Total investment return based on net asset value (b)*	13.84%		37.00%		16.12%	(3.27)%	9.83%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$237,452		$230,350		$190,896	$194,729	$223,520
Ratio to average net assets of:
Expenses	1.08%		1.10%		1.11%	1.09%	1.10%+
Net investment income (loss)	(.21)%		(.36)%		(.07)%	.08%	.04%+
Portfolio turnover rate	65%		60%		94%	89%	105%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010 by 0.02%, 0.10%, 0.95%, 0.46% and 0.58%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Large Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Large Cap Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Large Cap Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2015

20

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1)
Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President Vincent C. DuPont(2) , Vice President John H. Fogarty(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Large Cap Growth Investment Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

21

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2006, and interim CEO 1999–2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007, and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	116	None

22

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1990)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

23

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

25

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Vincent C. DuPont 52	Vice President	Senior Vice President of the Adviser**, with which he was associated since prior to 2010.

John H. Fogarty 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

26

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
Large Cap Growth Portfolio	Growth	0.75% on first $2.5 billion	$407.2
		0.65% on next $2.5 billion
		0.60% on the balance

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

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LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,101 (0.014% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	C lass A 0.85%	December 31
Class B 1.10%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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AllianceBernstein Variable Products Series Fund

fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	$407.2	Large Cap Growth Schedule 0.80% on first $25m	0.330%	0.750%
		0.50% on the next $25m
		0.40% on the next $50m
		0.30% on the next $100m
		0.25% on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc. (“Large Cap Growth Fund, Inc.), retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Large Cap Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Growth Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[7]
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2014 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Large Cap Growth Portfolio	Client #1	0.35% on the first $50 million	0.275	0.750
		0.30% on the next $100 million 0.25% on the balance

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

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LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Large Cap Growth Portfolio	0.750	0.747	8/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Large Cap Growth Portfolio	0.847	0.797	11/13	0.789	46/66

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

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AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI, an affiliate of the Adviser, received $517,869 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $1,194,047 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

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LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2014.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Large Cap Growth Portfolio
1 year	31.67	31.67	32.77	7/13	52/89
3 year	13.79	13.94	14.66	8/13	56/82
5 year	21.94	22.11	22.98	9/13	55/77
10 year	7.26	7.38	7.69	8/12	42/64

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

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AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2014 Annualized Performance
	1 Year	3 Year	5 Year	10 Year	Since Inception	Annualized		Risk Period
						Volatility	Sharpe
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(Year)
Large Cap Growth Portfolio	31.67	13.79	21.94	7.26	9.41	16.47	0.41	10
Russell 1000 Growth Index	29.14	15.06	24.02	7.77	8.67	15.03	0.46	10
Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

VPS-LCG-0151-1214

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

+	REAL ESTATE INVESTMENT PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2015

The following is an update of AllianceBernstein Variable Products Series Fund—Real Estate Investment Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2014.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies (“REOCs”). The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates (“REMICs”), and collateralized mortgage obligations, (“CMOs”). The Portfolio may also invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. AllianceBernstein L.P. (the “Adviser”) may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Financial Times Stock Exchange National Association of Real Estate Investment Trusts (“FTSE NAREIT”) Equity REIT Index, in addition to the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2014.

All share classes of the Portfolio underperformed the benchmark for the annual period. Sector selection was positive, helped primarily by an overweight to the lodging sector, partially offset by an underweight to the residential sector. Stock selection was negative, detracting in the residential and diversified sectors, which was partially offset by positive stock selection in the retail sector.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Falling interest rates and modest economic growth helped the U.S. real estate market post strong gains during the 12-month period ended December 31, 2014. The FTSE NAREIT Equity REIT Index finished the 12-month period up 28.03%; the S&P 500 Index also benefited from these trends and rose 13.69% during the same period. In the U.S., most segments of the property market have performed well. For example, industry data and lodging company reported earnings suggest that business in the lodging industry is the best in many years, in the view of the Portfolio’s Investment Management Team (the “Team”). In the office sector, conditions have improved in urban central business districts and select suburban markets such as the Southeast region. Improvement in the labor market has helped support demand for office space. In the retail sector, the demand for prime shopping malls seen in recent years spread to secondary markets.

The Team continues to find attractive opportunities across a wide group of sectors, focusing on attractively priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

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REAL ESTATE INVESTMENT PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged FTSE® NAREIT Equity REIT Index and the unmanaged S&P® 500 Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity REIT Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”), may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

2

REAL ESTATE INVESTMENT PORTFOLIO
DISCLOSURES AND RISKS
(continued)	AllianceBernstein Variable Products Series Fund

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2014 (unaudited)	NAV Returns
	1 Year	5 Years*	10 Years*
Real Estate Investment Portfolio Class A	25.35%	16.87%	8.89%
Real Estate Investment Portfolio Class B	24.96%	16.56%	8.62%
FTSE NAREIT Equity REIT Index	28.03%	16.91%	8.32%
S&P 500 Index	13.69%	15.45%	7.67%
* Average annual returns.
Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86% and 1.15% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

REAL ESTATE INVESTMENT PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/04 – 12/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Real Estate Investment Portfolio Class A shares (from 12/31/04 to 12/31/14) as compared to the performance of the Portfolio’s benchmark, the FTSE NAREIT Equity REIT Index and the broad market, as measured by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

REAL ESTATE INVESTMENT PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,094.80	$5.81	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.66	$5.60	1.10%

Class B
Actual	$1,000	$1,092.70	$7.12	1.35%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.40	$6.87	1.35%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$2,873,696	5.6%
American Tower Corp.	1,613,232	3.2
Macerich Co. (The)	1,552,260	3.0
HCP, Inc.	1,421,729	2.8
Ventas, Inc.	1,391,697	2.7
Equity Residential	1,301,741	2.5
Washington Prime Group, Inc.	1,261,968	2.5
LTC Properties, Inc.	1,139,256	2.2
AvalonBay Communities, Inc.	1,117,588	2.2
Associated Estates Realty Corp.	1,094,305	2.1

	$14,767,472	28.8%

INDUSTRY BREAKDOWN†

December 31, 2014 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$10,371,743	20.1%
Regional Mall	7,785,584	15.1
Multi-Family	7,258,716	14.1
Health Care	6,011,754	11.7
Lodging	5,687,459	11.1
Shopping Center/Other Retail	4,551,869	8.8
Office	3,681,804	7.2
Industrial Warehouse Distribution	2,317,740	4.5
Self Storage	1,754,160	3.4
Single Family	471,713	0.9
Financial:Other	450,078	0.9
Triple Net	228,791	0.4
Student Housing	181,984	0.4
Short-Term Investments	740,036	1.4

Total Investments	$51,493,431	100.0%

*	Long-term investments.

†	The Portfolio’s industry breakdown is expressed as a percentage of total investments (excluding security lending) and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

6

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.9%

EQUITY: OTHER–32.4%
DIVERSIFIED/SPECIALTY–20.2%
American Tower Corp.	16,320	$1,613,232
BioMed Realty Trust, Inc.	15,250	328,485
CBRE Group, Inc.–Class A(a)	15,420	528,135
Chambers Street Properties	31,810	256,389
ClubCorp Holdings, Inc.	28,054	503,008
Crown Castle International Corp.	9,480	746,076
Digital Realty Trust, Inc.	4,630	306,969
Duke Realty Corp.	33,010	666,802
Gramercy Property Trust, Inc.(b)	117,312	809,453
Home Depot, Inc. (The)	1,860	195,244
Kennedy-Wilson Holdings, Inc.	30,400	769,120
Lexington Realty Trust(b)	68,860	756,083
Rayonier, Inc.	9,310	260,121
Regal Entertainment Group–Class A	35,490	758,066
Spirit Realty Capital, Inc.	57,199	680,096
Vornado Realty Trust	5,370	632,103
Weyerhaeuser Co.	15,669	562,361

		10,371,743

HEALTH CARE–11.7%
HCP, Inc.	32,290	1,421,729
Health Care REIT, Inc.	9,091	687,916
LTC Properties, Inc.	26,390	1,139,256
Medical Properties Trust, Inc.	70,125	966,322
Senior Housing Properties Trust	18,310	404,834
Ventas, Inc.	19,410	1,391,697

		6,011,754

TRIPLE NET–0.5%
EPR Properties	3,970	228,791

		16,612,288

RETAIL–24.0%
REGIONAL MALL–15.2%
General Growth Properties, Inc.	33,490	942,074
Glimcher Realty Trust	8,590	118,026
Macerich Co. (The)	18,610	1,552,260
Pennsylvania Real Estate Investment Trust	39,080	916,817
Simon Property Group, Inc.	15,780	2,873,696
Taubman Centers, Inc.	1,580	120,743
Washington Prime Group, Inc.	73,285	1,261,968

		7,785,584

SHOPPING CENTER/OTHER RETAIL–8.8%
DDR Corp.	48,423	889,046
Federal Realty Investment Trust	1,790	238,893
Kite Realty Group Trust	14,506	416,903
Ramco-Gershenson Properties Trust	47,481	889,794
Regency Centers Corp.	6,300	401,814
Retail Opportunity Investments Corp.	49,880	837,485
Retail Properties of America, Inc.–Class A	14,000	233,660

Weingarten Realty Investors	18,450	$644,274

		4,551,869

		12,337,453

RESIDENTIAL–18.8%
MULTI-FAMILY–14.1%
Apartment Investment & Management Co.–Class A	8,970	333,236
Associated Estates Realty Corp.	47,148	1,094,305
AvalonBay Communities, Inc.	6,840	1,117,588
Camden Property Trust	2,010	148,418
Equity Residential	18,120	1,301,741
Essex Property Trust, Inc.	2,270	468,982
Meritage Homes Corp.(a)	9,960	358,460
Mid-America Apartment Communities, Inc.	13,230	988,017
PulteGroup, Inc.	20,020	429,629
Sun Communities, Inc.	13,205	798,374
TRI Pointe Homes, Inc.(a)	14,424	219,966

		7,258,716

SELF STORAGE–3.4%
CubeSmart	21,380	471,857
Extra Space Storage, Inc.	4,700	275,608
Public Storage	4,290	793,006
Sovran Self Storage, Inc.	2,450	213,689

		1,754,160

SINGLE FAMILY–0.9%
Fortune Brands Home & Security, Inc.	10,420	471,713

STUDENT HOUSING–0.4%
American Campus Communities, Inc.	4,400	181,984

		9,666,573

LODGING–11.1%
LODGING–11.1%
Ashford Hospitality Prime, Inc.	45,792	785,791
Ashford Hospitality Trust, Inc.	78,789	825,709
Ashford, Inc.(a)	769	72,286
Chatham Lodging Trust	26,120	756,696
Hersha Hospitality Trust	113,797	799,993
Host Hotels & Resorts, Inc.	8,890	211,315
Intrawest Resorts Holdings, Inc.(a)	21,800	260,292
Pebblebrook Hotel Trust	11,630	530,677
Starwood Hotels & Resorts Worldwide, Inc.	7,840	635,589
Strategic Hotels & Resorts, Inc.(a)	10,920	144,471
Wyndham Worldwide Corp.	7,750	664,640

		5,687,459

OFFICE–7.2%
OFFICE–7.2%
Boston Properties, Inc.	6,189	796,462
Columbia Property Trust, Inc.	38,390	973,187
Corporate Office Properties Trust	5,950	168,802
Cousins Properties, Inc.	14,420	164,676
Government Properties Income Trust	4,470	102,855

7

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Hudson Pacific Properties, Inc.	12,120	$364,327
Kilroy Realty Corp.	3,710	256,250
Parkway Properties, Inc./Md	46,506	855,245

		3,681,804

INDUSTRIALS–4.5%
INDUSTRIAL WAREHOUSE DISTRIBUTION–4.5%
DCT Industrial Trust, Inc.	11,440	407,951
Granite Real Estate Investment Trust	22,380	795,609
ProLogis, Inc.	11,972	515,155
STAG Industrial, Inc.	24,450	599,025

		2,317,740

FINANCIAL: OTHER–0.9%
FINANCIAL: OTHER–0.9%
HFF, Inc.–Class A	12,530	450,078

Total Common Stocks (cost $41,099,649)		50,753,395

SHORT-TERM INVESTMENTS–1.5%
TIME DEPOSIT–1.5%
State Street Time Deposit 0.01%, 1/02/15 (cost $740,036)	$740	$740,036

Total Investments Before Security Lending Collateral for Securities Loaned–100.4% (cost $41,839,685)		51,493,431

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–2.3%
INVESTMENT COMPANIES–2.3%
AB Exchange Reserves–Class I, 0.07%(c)(d) (cost $1,170,594)	1,170,594	1,170,594

TOTAL INVESTMENTS–102.7% (cost $43,010,279)		52,664,025
Other assets less liabilities–(2.7)%		(1,359,846)

NET ASSETS–100.0%		$51,304,179

8

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2014	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $41,839,685)	$51,493,431	(a)
Affiliated issuers (cost $1,170,594—investment of cash collateral for securities loaned)	1,170,594
Foreign currencies, at value (cost $8,930)	8,750
Dividends and interest receivable	207,113
Receivable for capital stock sold	37,392

Total assets	52,917,280

LIABILITIES
Payable for collateral received on securities loaned	1,170,594
Payable for capital stock redeemed	280,427
Payable for investment securities purchased	45,972
Advisory fee payable	23,967
Administrative fee payable	12,310
Distribution fee payable	2,838
Transfer Agent fee payable	112
Accrued expenses	76,881

Total liabilities	1,613,101

NET ASSETS	$51,304,179

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,124
Additional paid-in capital	36,626,929
Undistributed net investment income	851,447
Accumulated net realized gain on investment and foreign currency transactions	4,167,112
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	9,653,567

	$51,304,179

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$38,003,497	3,801,306	$10.00
B	$13,300,682	1,322,872	$10.05

(a)	Includes securities on loan with a value of $1,116,504 (see Note E).

See notes to financial statements.

9

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2014	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $6,604)	$1,122,303
Affiliated issuers	764
Interest	39
Securities lending income	9,368

1,132,474

EXPENSES
Advisory fee (see Note B)	264,976
Distribution fee—Class B	32,008
Transfer agency—Class A	4,343
Transfer agency—Class B	1,569
Custodian	74,347
Audit and tax	53,035
Administrative	48,434
Printing	33,393
Legal	30,253
Directors’ fees	4,503
Miscellaneous	6,926

Total expenses	553,787

Net investment income	578,687

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	4,591,637
Foreign currency transactions	(384)
Net change in unrealized appreciation/depreciation of:
Investments	5,670,894
Foreign currency denominated assets and liabilities	(318)

Net gain on investment and foreign currency transactions	10,261,829

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,840,516

See notes to financial statements.

10

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$578,687	$1,533,058
Net realized gain on investment and foreign currency transactions	4,591,253	12,199,590
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,670,576	(9,677,724)

Net increase in net assets from operations	10,840,516	4,054,924
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,029,793)	(1,092,258)
Class B	(330,126)	(167,764)
Net realized gain on investment transactions
Class A	(9,231,652)	(7,572,992)
Class B	(3,268,192)	(1,408,799)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	10,353,385	(33,459,009)

Total increase (decrease)	7,334,138	(39,645,898)
NET ASSETS
Beginning of period	43,970,041	83,615,939

End of period (including undistributed net investment income of $851,447 and $1,633,063, respectively)	$51,304,179	$43,970,041

See notes to financial statements.

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

12

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$50,753,395		$–0	–	$–0	–	$50,753,395
Short-Term Investments	–0	–	740,036		–0	–	740,036
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,170,594		–0	–	–0	–	1,170,594

Total Investments in Securities	51,923,989		740,036		–0	–	52,664,025
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$51,923,989		$740,036		$–0	–	$52,664,025

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

14

AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $48,434.

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $89,780, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$31,890,498		$34,188,325
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$43,032,026

Gross unrealized appreciation	9,916,389
Gross unrealized depreciation	(284,390)

Net unrealized appreciation	$9,631,999

15

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2014, the Portfolio had securities on loan with a value of $1,116,504 and had received cash collateral which has been invested into AB Exchange Reserves of $1,170,594. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $9,368 and $764 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)
$2,192	$23,699	$24,720	$1,171

16

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	819,892	524,528	$9,215,751	$6,706,724
Shares issued in reinvestment of dividends and distributions	1,109,346	793,521	10,261,445	8,665,250
Shares redeemed	(953,168)	(4,211,856)	(10,761,136)	(48,665,290)

Net increase (decrease)	976,070	(2,893,807)	$8,716,060	$(33,293,316)

Class B
Shares sold	141,177	173,655	$1,518,552	$2,176,681
Shares issued in reinvestment of dividends and distributions	386,500	143,716	3,598,318	1,576,563
Shares redeemed	(309,798)	(317,045)	(3,479,545)	(3,918,937)

Net increase	217,879	326	$1,637,325	$(165,693)

NOTE G: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

17

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2014.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$3,854,873	$3,797,777
Net long-term capital gains	10,004,890	6,444,036

Total taxable distributions paid	$13,859,763	$10,241,813

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$979,403
Undistributed capital gains	4,060,902
Unrealized appreciation/(depreciation)	9,631,820	(a)

Total accumulated earnings/(deficit)	$14,672,125

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnership investments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.18	$12.25	$11.58	$12.02	$9.64

Income From Investment Operations
Net investment income (a)	.14	.24	.18	.11	.23
Net realized and unrealized gain on investment and foreign currency transactions	2.39	.24	2.21	1.02	2.30

Net increase in net asset value from operations	2.53	.48	2.39	1.13	2.53

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.20)	(.15)	(.18)	(.15)
Distributions from net realized gain on investment transactions	(3.34)	(1.35)	(1.57)	(1.39)	–0	–

Total dividends and distributions	(3.71)	(1.55)	(1.72)	(1.57)	(.15)

Net asset value, end of period	$10.00	$11.18	$12.25	$11.58	$12.02

Total Return
Total investment return based on net asset value (b)	25.35%	4.20%	21.19%	9.03%*	26.34%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,003	$31,576	$70,048	$63,093	$66,493
Ratio to average net assets of:
Expenses	1.08%	.86%	.84%	.88%	.87	%+
Net investment income	1.26%	1.92%	1.49%	.91%	2.15	%+
Portfolio turnover rate	67%	98%	110%	114%	132%

See footnote summary on page 20.

19

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.22	$12.28	$11.61	$12.05	$9.67

Income From Investment Operations
Net investment income (a)	.11	.27	.15	.08	.20
Net realized and unrealized gain on investment and foreign currency transactions	2.40	.18	2.20	1.02	2.31

Net increase in net asset value from operations	2.51	.45	2.35	1.10	2.51

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.16)	(.11)	(.15)	(.13)
Distributions from net realized gain on investment transactions	(3.34)	(1.35)	(1.57)	(1.39)	–0	–

Total dividends and distributions	(3.68)	(1.51)	(1.68)	(1.54)	(.13)

Net asset value, end of period	$10.05	$11.22	$12.28	$11.61	$12.05

Total Return
Total investment return based on net asset value (b)	24.96%	3.97%	20.83%	8.75%*	26.05%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,301	$12,394	$13,568	$13,536	$14,479
Ratio to average net assets of:
Expenses	1.33%	1.15%	1.10%	1.13%	1.13	%+
Net investment income	1.03%	2.13%	1.19%	.64%	1.89	%+
Portfolio turnover rate.	67%	98%	110%	114%	132%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2011 by 0.06%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Real Estate Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Real Estate Investment Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Real Estate Investment Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2015

21

2014 TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2014. For corporate shareholders, 1.35% of dividends paid qualify for the dividends received deduction.

22

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Eric J. Franco(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5	One Battery Park Plaza
1 Iron Street	New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the REIT Senior Investment Management Team. Mr. Eric J. Franco is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007, and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014.

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	116	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1990)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

25

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Eric J. Franco 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

27

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($ MIL)
Real Estate Investment Portfolio	Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$46.7

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

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AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $55,158 (0.070% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 0.86% Class B 1.15%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($ MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	$46.7	U.S. REIT Schedule 0.55% on first $25m 0.45% on next $25m 0.40% the balance Minimum account size $25m	0.504%	0.550%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. (“Global Real Estate Investment Fund, Inc.), a retail mutual fund, which has a somewhat investment style as the Portfolio. Set forth below are the fee schedule of Global Real Estate Investment Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio: 6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio[7]	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio.8

Fund	Fee[9]
Global Real Estate Securities Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/

6	The Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

7	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

8	The Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

9	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

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AllianceBernstein Variable Products Series Fund

objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Real Estate Investment Portfolio	0.550	0.750	3/11

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Real Estate Investment Portfolio	0.860	0.860	6/11	0.860	8/15

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $34,520 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $72,749 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

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REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.17,18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2014.22

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Estate Investment Portfolio
1 year	5.51	6.79	6.79	10/11	15/17
3 year	11.04	9.20	9.39	1/11	1/16
5 year	29.18	28.81	29.00	5/11	8/16
10 year	9.83	8.97	9.30	2/9	4/13

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	5.51	11.04	29.18	9.83	10.04	24.97	0.44	10
FTSE NAREIT Equity REIT Index[26]	5.98	9.80	29.24	8.81	9.53	25.79	0.40	10
S&P 500 Stock Index	25.37	14.35	23.00	7.16	7.32	N/A	N/A	10
Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

33

VPS-REI-0151-1214

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL CAP GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2015

The following is an update of AllianceBernstein Variable Products Series Fund—Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2014.

Effective February 1, 2013, the Portfolio is closed to new investments except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions. The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market. Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may, at times, invest in shares of exchange-traded fund (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2014.

All share classes of the Portfolio underperformed the benchmark during the annual period. Underperformance was primarily driven by stock selection which was negative across most sectors, particularly in the consumer/commercial services and technology. Within the benchmark, health care was the best performing sector for the year, and the Portfolio benefited from positive stock selection in the sector.

Sector allocations, which result from the Portfolio’s “bottom-up” stock selection process, remained muted compared to the benchmark but nonetheless were modestly additive to performance. As of December 31, 2014, compared to the benchmark, financials and industrials were the largest underweights, with technology, health care and consumer/commercial services each modestly overweight. All sector and subsector allocations reflect our bottom-up stock selection process.

The Portfolio did not use derivatives during the annual reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

Small-cap stocks rallied in the fourth quarter, however, the dichotomy in 2014 between small-cap and large-cap stocks was the largest since 1998. The Portfolio’s investment discipline—which focuses on identifying companies that are well positioned to meet or exceed consensus expectations—was not rewarded during 2014 to the same degree that it has been historically. Fundamental disappointments, on the other hand, continued to be severely punished during the quarter. Throughout 2014, strong, predicted growth substantially underperformed traditional value and this trend was most pronounced during the fourth quarter. Given the investment philosophy and style adherence of the U.S. Small Cap Investment Growth Team (the “Team”), the Portfolio’s typical overexposure to this cohort presented a sizeable headwind.

The Portfolio continues to be built from the bottom up with an emphasis on companies that can deliver fundamental outperformance. Valuations for companies with this profile—those that deliver positive earnings revisions and surprises—remain below the long-term average. Reflecting the Portfolio’s bottom-up investment process, the Team continues to find opportunities across most sectors.

1

SMALL CAP GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged Russell 2000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2,000 small-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2014 (unaudited)	1 Year	5 Years*	10 Years*
Small Cap Growth Portfolio Class A†	-1.81%	18.66%	9.21%
Small Cap Growth Portfolio Class B†	-2.08%	18.37%	8.93%
Russell 2000 Growth Index	5.60%	16.80%	8.54%

*    Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2014 by 0.01%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.17% and 1.43% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

SMALL CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/04 – 12/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Small Cap Growth Portfolio Class A shares (from 12/31/04 to 12/31/14) as compared to the performance of the Portfolio’s benchmark, the Russell 2000 Growth Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

SMALL CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$964.20	$5.30	1.07%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.81	$5.45	1.07%

Class B
Actual	$1,000	$963.00	$6.53	1.32%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.55	$6.72	1.32%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Acadia Healthcare Co., Inc.	$1,808,327	2.1%
Capella Education Co.	1,708,435	1.9
PolyOne Corp.	1,629,827	1.9
Five Below, Inc.	1,602,537	1.8
Akorn, Inc.	1,526,952	1.7
Team Health Holdings, Inc.	1,491,407	1.7
Carlisle Cos., Inc.	1,464,686	1.7
Fortinet, Inc.	1,382,183	1.6
Ultimate Software Group, Inc. (The)	1,370,078	1.6
Middleby Corp. (The)	1,355,688	1.5

	$15,340,120	17.5%

SECTOR BREAKDOWN†

December 31, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$23,647,045	26.9%
Health Care	21,550,657	24.5
Industrials	15,938,934	18.2
Consumer Discretionary	12,644,044	14.4
Financials	5,025,451	5.7
Energy	2,520,086	2.9
Consumer Staples	2,348,884	2.7
Materials	1,629,827	1.9
Telecommunication Services	879,042	1.0
Short-Term Investments	1,600,016	1.8

Total Investments	$87,783,986	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.2%

INFORMATION TECHNOLOGY–26.9%
COMMUNICATIONS EQUIPMENT–1.2%
Arista Networks, Inc.(a)(b)	4,987	$303,010
Ruckus Wireless, Inc.(a)	66,514	799,498

		1,102,508

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.2%
Zebra Technologies Corp.–Class A(a)	13,118	1,015,464

INTERNET SOFTWARE & SERVICES–7.0%
CoStar Group, Inc.(a)	3,735	685,858
Dealertrack Technologies, Inc.(a)	26,147	1,158,574
Envestnet, Inc.(a)	23,119	1,136,068
HomeAway, Inc.(a)	23,271	693,010
LogMeIn, Inc.(a)	20,129	993,165
New Relic, Inc.(a)	2,792	97,273
Pandora Media, Inc.(a)	35,679	636,157
Shutterstock, Inc.(a)(b)	10,954	756,921

		6,157,026

IT SERVICES–1.0%
VeriFone Systems, Inc.(a)	23,153	861,292

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.2%
Cavium, Inc.(a)	18,214	1,125,990
Intersil Corp.–Class A	46,238	669,064
Mellanox Technologies Ltd.(a)	21,163	904,295
Monolithic Power Systems, Inc.	22,849	1,136,509
Silicon Laboratories, Inc.(a)	15,084	718,300
Synaptics, Inc.(a)	12,885	887,003

		5,441,161

SOFTWARE–10.3%
Aspen Technology, Inc.(a)	26,882	941,408
Fortinet, Inc.(a)	45,081	1,382,183
Guidewire Software, Inc.(a)	21,416	1,084,292
PTC, Inc.(a)	27,564	1,010,221
SolarWinds, Inc.(a)	25,321	1,261,745
SS&C Technologies Holdings, Inc.	17,952	1,050,013
Tableau Software, Inc.– Class A(a)	11,440	969,654
Ultimate Software Group, Inc. (The)(a)	9,332	1,370,078

		9,069,594

		23,647,045

HEALTH CARE–24.5%
BIOTECHNOLOGY–6.5%
Agios Pharmaceuticals, Inc.(a)(b)	2,708	303,404

Isis Pharmaceuticals, Inc.(a)(b)	10,367	$640,058
Juno Therapeutics, Inc.(a)(b)	2,985	155,877
Karyopharm Therapeutics, Inc.(a)(b)	8,659	324,106
KYTHERA Biopharmaceuticals, Inc.(a)(b)	8,779	304,456
NPS Pharmaceuticals, Inc.(a)	19,228	687,785
Otonomy, Inc.(a)	12,293	409,726
Puma Biotechnology, Inc.(a)(b)	4,792	906,982
Receptos, Inc.(a)	3,858	472,644
Sage Therapeutics, Inc.(a)(b)	5,534	202,544
Synageva BioPharma Corp.(a)(b)	5,698	528,717
TESARO, Inc.(a)	13,493	501,805
Ultragenyx Pharmaceutical, Inc.(a)(b)	6,428	282,061

		5,720,165

HEALTH CARE EQUIPMENT & SUPPLIES–6.8%
Align Technology, Inc.(a)	14,712	822,548
Cardiovascular Systems, Inc.(a)	22,623	680,500
HeartWare International, Inc.(a)	10,383	762,424
Insulet Corp.(a)	19,634	904,342
K2M Group Holdings, Inc.(a)	28,459	593,939
LDR Holding Corp.(a)	27,213	892,042
Nevro Corp.(a)	8,596	332,407
Sirona Dental Systems, Inc.(a)	9,983	872,215
Tandem Diabetes Care, Inc.(a)(b)	10,907	138,519

		5,998,936

HEALTH CARE PROVIDERS & SERVICES–4.7%
Acadia Healthcare Co., Inc.(a)	29,543	1,808,327
Premier, Inc.–Class A(a)	25,360	850,321
Team Health Holdings, Inc.(a)	25,924	1,491,407

		4,150,055

LIFE SCIENCES TOOLS & SERVICES–1.5%
ICON PLC(a)	14,747	751,950
PAREXEL International Corp.(a)	9,334	518,597

		1,270,547

PHARMACEUTICALS–5.0%
Akorn, Inc.(a)	42,181	1,526,952
Aratana Therapeutics, Inc.(a)	24,317	433,329
GW Pharmaceuticals PLC (ADR)(a)(b)	4,934	333,933
Jazz Pharmaceuticals PLC(a)	4,873	797,856
Pacira Pharmaceuticals, Inc./DE(a)	7,708	683,391
Revance Therapeutics, Inc.(a)(b)	12,760	216,155
Tetraphase Pharmaceuticals, Inc.(a)	10,560	419,338

		4,410,954

		21,550,657

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIALS–18.2%
AEROSPACE & DEFENSE–1.6%
Hexcel Corp.(a)	31,836	$1,320,876
KEYW Holding Corp. (The)(a)	10,272	106,623

		1,427,499

CONSTRUCTION & ENGINEERING–1.5%
Dycom Industries, Inc.(a)	38,091	1,336,613

INDUSTRIAL CONGLOMERATES–1.7%
Carlisle Cos., Inc.	16,231	1,464,686

MACHINERY–7.3%
Actuant Corp.–Class A	20,443	556,867
IDEX Corp.	17,115	1,332,232
Lincoln Electric Holdings, Inc.	17,703	1,223,100
Middleby Corp. (The)(a)	13,680	1,355,688
RBC Bearings, Inc.	12,732	821,596
Valmont Industries, Inc.(b)	8,503	1,079,881

		6,369,364

MARINE–1.4%
Kirby Corp.(a)	14,857	1,199,554

PROFESSIONAL SERVICES–1.2%
TrueBlue, Inc.(a)	48,827	1,086,401

ROAD & RAIL–1.4%
Genesee & Wyoming, Inc.– Class A(a)	13,613	1,224,081

TRADING COMPANIES & DISTRIBUTORS–2.1%
H&E Equipment Services, Inc.	29,810	837,363
United Rentals, Inc.(a)	9,738	993,373

		1,830,736

		15,938,934

CONSUMER DISCRETIONARY–14.4%
DISTRIBUTORS–2.8%
LKQ Corp.(a)	40,679	1,143,894
Pool Corp.	20,569	1,304,897

		2,448,791

DIVERSIFIED CONSUMER SERVICES–3.3%
Bright Horizons Family Solutions, Inc.(a)	24,700	1,161,147
Capella Education Co.	22,199	1,708,435

		2,869,582

HOTELS, RESTAURANTS & LEISURE–2.5%
Buffalo Wild Wings, Inc.(a)	7,355	1,326,695
Zoe’s Kitchen, Inc.(a)(b)	29,383	878,845

		2,205,540

HOUSEHOLD DURABLES–1.0%
Tempur Sealy International, Inc.(a)	16,879	$926,826

MEDIA–0.9%
National CineMedia, Inc.	54,223	779,184

MULTILINE RETAIL–1.4%
Tuesday Morning Corp.(a)	56,431	1,224,553

SPECIALTY RETAIL–2.5%
Cabela’s, Inc.(a)	11,137	587,031
Five Below, Inc.(a)	39,249	1,602,537

		2,189,568

		12,644,044

FINANCIALS–5.7%
BANKS–4.4%
City National Corp./CA	10,407	840,990
Iberiabank Corp.	12,813	830,923
Signature Bank/New York NY(a)	8,393	1,057,182
SVB Financial Group(a)	9,717	1,127,852

		3,856,947

CAPITAL MARKETS–1.2%
Artisan Partners Asset Management, Inc.–Class A	2,511	126,881
Stifel Financial Corp.(a)	19,134	976,217

		1,103,098

DIVERSIFIED FINANCIAL SERVICES–0.1%
On Deck Capital, Inc.(a)(b)	2,916	65,406

		5,025,451

ENERGY–2.9%
ENERGY EQUIPMENT & SERVICES–1.7%
Dril-Quip, Inc.(a)	8,645	663,331
Oil States International, Inc.(a)	7,975	389,977
Superior Energy Services, Inc.	21,931	441,910

		1,495,218

OIL, GAS & CONSUMABLE FUELS–1.2%
Laredo Petroleum, Inc.(a)(b)	28,766	297,728
Matador Resources Co.(a)	28,089	568,240
Oasis Petroleum, Inc.(a)	9,607	158,900

		1,024,868

		2,520,086

CONSUMER STAPLES–2.7%
FOOD & STAPLES RETAILING–1.9%
Chefs’ Warehouse, Inc. (The)(a)	29,625	682,560
Sprouts Farmers Market, Inc.(a)	28,471	967,444

		1,650,004

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD PRODUCTS–0.8%
Freshpet, Inc.(a)(b)	40,966	$698,880

		2,348,884

MATERIALS–1.9%
CHEMICALS–1.9%
PolyOne Corp.	42,992	1,629,827

TELECOMMUNICATION SERVICES–1.0%
WIRELESS TELECOMMUNICATION SERVICES–1.0%
RingCentral, Inc.–Class A(a)(b)	58,917	879,042

Total Common Stocks (cost $73,823,456)		86,183,970

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.8%
TIME DEPOSIT–1.8%
State Street Time Deposit 0.01%, 1/02/15 (cost $1,600,016)	$1,600	1,600,016

Total Investments Before Security Lending Collateral for Securities Loaned–100.0% (cost $75,423,472)		87,783,986

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–9.5%
Investment Companies–9.5%
AB Exchange Reserves–Class I, 0.07%(c)(d) (cost $8,367,306)	8,367,306	$8,367,306

TOTAL INVESTMENTS–109.5% (cost $83,790,778)		96,151,292
Other assets less liabilities–(9.5)%		(8,333,621)

NET ASSETS–100.0%		$87,817,671

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2014	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $75,423,472)	$87,783,986	(a)
Affiliated issuers (cost $8,367,306—investment of cash collateral for securities loaned)	8,367,306
Receivable for investment securities sold	313,330
Dividends and interest receivable	36,873
Receivable for capital stock sold	1,647

Total assets	96,503,142

LIABILITIES
Payable for collateral received on securities loaned	8,326,720
Payable for capital stock redeemed	96,803
Payable for investment securities purchased	73,405
Advisory fee payable	55,643
Collateral due to Securities Lending Agent	40,586
Distribution fee payable	12,620
Administrative fee payable	12,310
Transfer Agent fee payable	112
Accrued expenses	67,272

Total liabilities	8,685,471

NET ASSETS	$87,817,671

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,327
Additional paid-in capital	67,066,042
Accumulated net realized gain on investment transactions	8,386,788
Net unrealized appreciation on investments	12,360,514

	$87,817,671

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$28,054,556	1,338,134	$20.97
B	$59,763,115	2,988,762	$20.00

(a)	Includes securities on loan with a value of $8,129,520 (see Note E).

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2014	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$267,502
Affiliated issuers	2,251
Interest	172
Securities lending income	82,279

352,204

EXPENSES
Advisory fee (see Note B)	588,638
Distribution fee—Class B	120,835
Transfer agency—Class A	2,582
Transfer agency—Class B	4,010
Custodian	109,808
Administrative	48,434
Audit and tax	40,078
Legal	31,142
Printing	25,392
Directors’ fees	4,503
Miscellaneous	7,997

Total expenses	983,419

Net investment loss	(631,215)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	9,013,711
Net change in unrealized appreciation/depreciation of investments	(9,940,125)

Net loss on investment transactions	(926,414)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,557,629)

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(631,215)	$(683,040)
Net realized gain on investment transactions	9,013,711	9,317,581
Net change in unrealized appreciation/depreciation of investments	(9,940,125)	14,956,858

Net increase (decrease) in net assets from operations	(1,557,629)	23,591,399
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	(2,611,292)	(4,909,967)
Class B	(6,233,643)	(5,425,603)
CAPITAL STOCK TRANSACTIONS
Net increase	26,582,247	4,452,720

Total increase	16,179,683	17,708,549
NET ASSETS
Beginning of period	71,637,988	53,929,439

End of period (including accumulated net investment loss of $0 and $0, respectively)	$87,817,671	$71,637,988

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

Effective February 1, 2013, the Portfolio was closed to new investments except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

12

AllianceBernstein Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$86,183,970		$–0	–	$–0	–	$86,183,970
Short-Term Investments	–0	–	1,600,016		–0	–	1,600,016
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,367,306		–0	–	–0	–	8,367,306

Total Investments in Securities	94,551,276		1,600,016		–0	–	96,151,292
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$94,551,276		$1,600,016		$–0	–	$96,151,292

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

14

AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $48,434.

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $106,179, of which $45 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$81,581,899	$65,065,930

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$84,700,673

Gross unrealized appreciation	14,982,810
Gross unrealized depreciation	(3,532,191)

Net unrealized appreciation	$11,450,619

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2014, the Portfolio had securities on loan with a value of $8,129,520 and had received cash collateral which has been invested into AB Exchange Reserves of $8,367,306. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $82,279 and $2,251 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)
$1,764	$36,450	$29,847	$8,367

16

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	93,536	175,197	$2,149,104	$3,755,689
Shares issued in reinvestment of distributions	125,906	242,587	2,611,292	4,909,967
Shares redeemed	(308,990)	(439,402)	(6,924,093)	(9,575,673)

Net decrease	(89,548)	(21,618)	$(2,163,697)	$(910,017)

Class B
Shares sold	1,685,097	425,918	$37,054,999	$9,109,480
Shares issued in reinvestment of distributions	314,831	278,808	6,233,643	5,425,603
Shares redeemed	(702,851)	(453,555)	(14,542,698)	(9,172,346)

Net increase	1,297,077	251,171	$28,745,944	$5,362,737

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2014.

17

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Net long-term capital gains	$8,844,935	$10,335,570

Total taxable distributions paid	$8,844,935	$10,335,570

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net capital gain	$9,296,683
Unrealized appreciation/(depreciation)	11,450,619	(a)

Total accumulated earnings/(deficit)	$20,747,302

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net decrease in accumulated net investment loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$23.47	$18.96	$17.09	$16.36		$11.95

Income From Investment Operations
Net investment loss (a)	(.15)	(.21)	(.12)	(.15)		(.13)
Net realized and unrealized gain (loss) on investment transactions	(.30)	8.30	2.69	.88		4.54

Net increase (decrease) in net asset value from operations	(.45)	8.09	2.57	.73		4.41

Less: Distributions
Distributions from net realized gain on investment transactions	(2.05)	(3.58)	(.70)	–0	–	–0	–

Net asset value, end of period	$20.97	$23.47	$18.96	$17.09		$16.36

Total Return
Total investment return based on net asset value (b)	(1.81)%*	45.66%*	15.02%	4.46	%*	36.90	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,055	$33,510	$27,479	$29,369		$29,018
Ratio to average net assets of:
Expenses	1.11%	1.17%	1.18%	1.18%		1.37	%+
Net investment loss	(.67)%	(.96)%	(.64)%	(.85)%		(1.00	)%+
Portfolio turnover rate	84%	81%	105%	92%		95%

See footnote summary on page 20.

19

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$22.54	$18.36	$16.61	$15.94		$11.67

Income From Investment Operations
Net investment loss (a)	(.19)	(.25)	(.16)	(.19)		(.16)
Net realized and unrealized gain (loss) on investment transactions	(.30)	8.01	2.61	.86		4.43

Net increase (decrease) in net asset value from operations	(.49)	7.76	2.45	.67		4.27

Less: Distributions
Distributions from net realized gain on investment transactions	(2.05)	(3.58)	(.70)	–0	–	–0	–

Net asset value, end of period	$20.00	$22.54	$18.36	$16.61		$15.94

Total Return
Total investment return based on net asset value (b)	(2.08)%*	45.33%*	14.73%	4.20	%*	36.59	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,763	$38,128	$26,450	$29,665		$29,128
Ratio to average net assets of:
Expenses	1.34%	1.43%	1.43%	1.43%		1.62	%+
Net investment loss	(.89)%	(1.21)%	(.89)%	(1.11)%		(1.23	)%+
Portfolio turnover rate.	84%	81%	105%	92%		95%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2014, December 31, 2013, December 31, 2011, and December 31, 2010 by 0.01%, 0.23%, 0.09% and 0.05%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small Cap Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small Cap Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2015

21

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Bruce K. Aronow(2), Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Portfolio’s portfolio.

22

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2006, and interim CEO 1999–2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007 and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014.

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	116	None

23

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1990)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

25

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

N. Kumar Kirpalani 61	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Samantha S. Lau 42	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2010.

Wen-Tse Tseng 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www. abglobal.com, for a free prospectus or SAI.

26

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($ MIL)
Small Cap Growth Portfolio	Growth	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$70.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $57,354 (0.091% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

27

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.17%	December 31
Class B 1.43%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($ MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$70.6	Small Cap Growth Schedule 1.00% on first $50m 0.85% on the next $50m 0.75% on the balance Minimum account size $25m	0.956%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio (“Cap Fund, Inc.—Small Cap Growth Portfolio”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Cap Fund, Inc.—Small Cap Growth Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small-Cap Growth Portfolio[7]	Cap Fund, Inc.—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2014 net assets.

Portfolio		Sub-Advised Fund Fee Schedule	Effective Sub-Adv. Fee	Portfolio Adv. Fee
Small Cap Growth Portfolio	Client #1[8],[9]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

	Client #2	0.55% of average daily net assets	0.550%	0.750%

	Client #3	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.618%	0.750%

	Client #4	0.45% of average daily net assets	0.450%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fee of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

8	The client is an affiliate of the Adviser.

9	Assets are aggregated with other accounts of the client for purposes of calculating the investment advisory fee.

29

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Small Cap Growth Portfolio	0.750	0.900	1/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small Cap Growth Portfolio	1.175	0.990	13/13	0.956	38/38

Based on this analysis, the Portfolio has a more favorable ranking on contractual management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $79,463 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $171,169 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

31

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.17,18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2014.22

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small Cap Growth Portfolio
1 year	47.54	37.40	35.43	2/13	2/43
3 year	20.48	16.07	15.71	2/13	2/40
5 year	33.21	28.14	27.65	1/13	1/37
10 year	11.18	9.83	9.86	1/9	2/30

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

32

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	47.54	20.48	33.21	11.18	7.49	20.76	0.53	10
Russell 2000 Growth Index	37.06	15.98	28.05	9.19	7.00	19.31	0.50	10
Inception Date: August 5, 1996
CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

VPS-SCG-0151-1214

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL/MID CAP VALUE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2015

The following is an update of AllianceBernstein Variable Products Series Fund—Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2014.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Portfolio invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-U.S. companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the one-, five- and 10-year periods ended December 31, 2014.

All share classes of the Portfolio outperformed the benchmark during the annual period. The outperformance was driven by strong security selection across most sectors. Stock selection and an overweight position in consumer-cyclicals was the leading contributor to performance.

The energy sector was the worst performing sector in the Russell 2500 Value Index for the year, as a sharp drop in oil prices drove downward the share price of exploration and production companies. The Portfolio’s energy holdings detracted from performance, as weaker cash flows due to lower oil prices threatened companies’ ability to make investments necessary to grow oil production.

The Portfolio did not use derivatives during the reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. equity markets saw strong gains in 2014 as economic recovery fueled earnings growth. Although small-cap stocks performed well in the fourth quarter, they lagged large caps for the year as a spike in volatility in September and October drove a sell-off in assets with perceived higher levels of risk.

The current economic climate has allowed the Small/Mid Cap Value Portfolio Senior Investment Management Team (the “Team”) to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Portfolio’s deep value discipline. The Portfolio’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company level catalysts.

1

SMALL/MID CAP VALUE PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged Russell 2500 Value Index nor the Russell 2500 Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2014 (unaudited)	1 Year	5 Years*	10 Years*
Small/Mid Cap Value Portfolio Class A	9.20%	15.79%	9.07%
Small/Mid Cap Value Portfolio Class B	8.95%	15.49%	8.82%
Russell 2500 Value Index	7.11%	15.48%	7.91%
Russell 2500 Index	7.07%	16.36%	8.72%

*    Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81% and 1.06% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

SMALL/MID CAP VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/04 – 12/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Small/Mid Cap Value Portfolio Class A shares (from 12/31/04 to 12/31/14) as compared to the performance of the Portfolio’s benchmark, the Russell 2500 Value Index and the broad small/mid-cap universe, as represented by the Russell 2500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

SMALL/MID CAP VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,007.10	$4.20	0.83%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.02	$4.23	0.83%

Class B
Actual	$1,000	$1,005.90	$5.46	1.08%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.76	$5.50	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Office Depot, Inc.	$12,272,197	1.9%
Dean Foods Co.	11,260,168	1.7
Bloomin’ Brands, Inc.	11,120,929	1.7
Electronic Arts, Inc.	9,876,911	1.5
Spirit Aerosystems Holdings, Inc.—Class A	9,860,895	1.5
AECOM Technology Corp.	9,818,166	1.5
PNM Resources, Inc.	9,540,860	1.4
American Financial Group, Inc./OH	9,434,674	1.4
Southwest Gas Corp.	9,366,069	1.4
Lam Research Corp.	9,085,223	1.4

	$101,636,092	15.4%

SECTOR BREAKDOWN†

December 31, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$186,499,075	28.3%
Information Technology	140,488,485	21.3
Consumer Discretionary	121,208,839	18.4
Industrials	78,742,242	12.0
Utilities	43,551,947	6.6
Materials	26,050,940	4.0
Health Care	21,039,387	3.2
Consumer Staples	17,054,740	2.6
Energy	13,137,438	2.0
Short-Term Investments	10,857,936	1.6

Total Investments	$658,631,029	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.3%

FINANCIALS–28.3%
BANKS–9.0%
Associated Banc-Corp	260,530	$4,853,674
Comerica, Inc.	140,400	6,576,336
First Niagara Financial Group, Inc.	559,700	4,718,271
Huntington Bancshares, Inc./OH	841,300	8,850,476
Popular, Inc.(a)	240,840	8,200,602
Susquehanna Bancshares, Inc.	623,814	8,377,822
Synovus Financial Corp.	197,140	5,340,522
Webster Financial Corp.	162,850	5,297,510
Zions Bancorporation	254,470	7,254,940

		59,470,153

CAPITAL MARKETS–1.1%
E*TRADE Financial Corp.(a)	282,220	6,845,246

CONSUMER FINANCE–1.3%
SLM Corp.	818,700	8,342,553

INSURANCE–8.7%
American Financial Group, Inc./OH	155,380	9,434,674
Aspen Insurance Holdings Ltd.	202,850	8,878,745
Assurant, Inc.	71,860	4,917,380
CNO Financial Group, Inc.	497,970	8,575,043
Hanover Insurance Group, Inc. (The)	125,260	8,933,543
PartnerRe Ltd.	70,355	8,029,616
StanCorp Financial Group, Inc.	14,906	1,041,333
Validus Holdings Ltd.	185,832	7,723,178

		57,533,512

REAL ESTATE INVESTMENT TRUSTS (REITS)–7.3%
DDR Corp.	337,710	6,200,356
DiamondRock Hospitality Co.	587,830	8,741,032
LTC Properties, Inc.	195,280	8,430,238
Medical Properties Trust, Inc.	527,900	7,274,462
Mid-America Apartment Communities, Inc.	76,380	5,704,058
Parkway Properties, Inc./Md	323,990	5,958,176
STAG Industrial, Inc.	237,790	5,825,855

		48,134,177

THRIFTS & MORTGAGE FINANCE–0.9%
Essent Group Ltd.(a)	240,118	6,173,434

		186,499,075

INFORMATION TECHNOLOGY–21.3%
COMMUNICATIONS EQUIPMENT–2.8%
Brocade Communications Systems, Inc.	553,960	6,558,886
Finisar Corp.(a)(b)	229,590	4,456,342
Harris Corp.	102,980	7,396,024

		18,411,252

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–8.4%
Anixter International, Inc.(a)	55,960	$4,950,222
Arrow Electronics, Inc.(a)	156,290	9,047,628
Avnet, Inc.	207,550	8,928,801
CDW Corp./DE	215,460	7,577,728
Insight Enterprises, Inc.(a)	270,944	7,014,740
Jabil Circuit, Inc.	243,670	5,319,316
TTM Technologies, Inc.(a)	502,692	3,785,271
Vishay Intertechnology, Inc.	628,210	8,889,172

		55,512,878

IT SERVICES–3.5%
Amdocs Ltd.	161,700	7,544,113
Booz Allen Hamilton Holding Corp.	319,260	8,469,968
Convergys Corp.	27,777	565,817
Genpact Ltd.(a)	353,950	6,700,274

		23,280,172

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.8%
Advanced Micro Devices, Inc.(a)(b)	931,280	2,486,518
Entegris, Inc.(a)	107,497	1,420,035
Fairchild Semiconductor International, Inc.(a)	306,590	5,175,239
Lam Research Corp.	114,510	9,085,223
Teradyne, Inc.	346,840	6,863,964

		25,030,979

SOFTWARE–1.5%
Electronic Arts, Inc.(a)	210,080	9,876,911

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.3%
NCR Corp.(a)	287,450	8,376,293

		140,488,485

CONSUMER DISCRETIONARY–18.4%
AUTO COMPONENTS–3.7%
Dana Holding Corp.	325,470	7,075,718
Lear Corp.	85,390	8,375,051
Tenneco, Inc.(a)	159,370	9,021,936

		24,472,705

AUTOMOBILES–1.0%
Thor Industries, Inc.	112,960	6,311,075

HOTELS, RESTAURANTS & LEISURE–1.7%
Bloomin’ Brands, Inc.(a)	449,149	11,120,929

HOUSEHOLD DURABLES–3.1%
Helen of Troy Ltd.(a)	97,590	6,349,205
Meritage Homes Corp.(a)	212,780	7,657,952
PulteGroup, Inc.	310,830	6,670,412

		20,677,569

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MULTILINE RETAIL–2.3%
Big Lots, Inc.	188,120	$7,528,563
Dillard’s, Inc.–Class A	58,030	7,264,195

		14,792,758

SPECIALTY RETAIL–5.8%
Brown Shoe Co., Inc.	209,980	6,750,857
Children’s Place, Inc. (The)	143,109	8,157,213
GameStop Corp.–Class A(b)	163,680	5,532,384
Office Depot, Inc.(a)	1,431,160	12,272,197
Pier 1 Imports, Inc.	373,260	5,748,204

		38,460,855

TEXTILES, APPAREL & LUXURY GOODS–0.8%
Crocs, Inc.(a)	430,180	5,372,948

		121,208,839

INDUSTRIALS–11.9%
AEROSPACE & DEFENSE–1.5%
Spirit Aerosystems Holdings, Inc.–Class A(a)	229,110	9,860,895

CONSTRUCTION & ENGINEERING–3.7%
AECOM Technology Corp.(a)	323,285	9,818,166
Granite Construction, Inc.	178,460	6,785,049
Tutor Perini Corp.(a)	322,260	7,756,798

		24,360,013

ELECTRICAL EQUIPMENT–1.6%
General Cable Corp.	230,130	3,428,937
Regal-Beloit Corp.	96,480	7,255,296

		10,684,233

MACHINERY–2.1%
ITT Corp.	164,110	6,639,890
Oshkosh Corp.	46,634	2,268,744
Terex Corp.	167,270	4,663,488

		13,572,122

ROAD & RAIL–1.8%
Con-way, Inc.	89,370	4,395,217
Ryder System, Inc.	82,930	7,700,050

		12,095,267

TRADING COMPANIES & DISTRIBUTORS–1.2%
WESCO International, Inc.(a)	107,200	8,169,712

		78,742,242

UTILITIES–6.6%
ELECTRIC UTILITIES–2.8%
PNM Resources, Inc.	322,000	9,540,860
Westar Energy, Inc.	218,085	8,993,825

		18,534,685

GAS UTILITIES–3.8%
Atmos Energy Corp.	137,550	$7,667,037
Southwest Gas Corp.	151,530	9,366,069
UGI Corp.	210,220	7,984,156

		25,017,262

		43,551,947

MATERIALS–4.0%
CHEMICALS–1.4%
A Schulman, Inc.	135,490	5,491,409
Huntsman Corp.	153,650	3,500,147

		8,991,556

CONTAINERS & PACKAGING–1.8%
Avery Dennison Corp.	130,130	6,751,145
Graphic Packaging Holding Co.(a)	369,220	5,028,776

		11,779,921

METALS & MINING–0.8%
Steel Dynamics, Inc.	267,450	5,279,463

		26,050,940

HEALTH CARE–3.2%
HEALTH CARE PROVIDERS & SERVICES–3.2%
LifePoint Hospitals, Inc.(a)	105,965	7,619,943
Molina Healthcare, Inc.(a)	90,050	4,820,377
WellCare Health Plans, Inc.(a)	104,790	8,599,067

		21,039,387

CONSUMER STAPLES–2.6%
FOOD PRODUCTS–2.6%
Dean Foods Co.	581,020	11,260,168
Ingredion, Inc.	68,300	5,794,572

		17,054,740

ENERGY–2.0%
OIL, GAS & CONSUMABLE FUELS–2.0%
Bill Barrett Corp.(a)	380,720	4,336,401
Rosetta Resources, Inc.(a)	221,060	4,931,849
SM Energy Co.	100,290	3,869,188

		13,137,438

Total Common Stocks (cost $533,563,594)		647,773,093

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.6%
TIME DEPOSIT–1.6%
State Street Time Deposit 0.01%, 1/02/15 (cost $10,857,936)	$10,858	10,857,936

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned–99.9% (cost $544,421,530)		$658,631,029

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.4%
INVESTMENT COMPANIES–1.4%
AB Exchange Reserves–Class I, 0.07%(c)(d) (cost $9,098,900)	9,098,900	9,098,900

TOTAL INVESTMENTS–101.3%
(cost $553,520,430)		667,729,929
Other assets less liabilities–(1.3)%		(8,672,086)

NET ASSETS–100.0%		$659,057,843

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2014	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $544,421,530)	$658,631,029	(a)
Affiliated issuers (cost $9,098,900—investment of cash collateral for securities loaned)	9,098,900
Receivable for investment securities sold	2,456,909
Dividends and interest receivable	791,724
Receivable for capital stock sold	121,099

Total assets	671,099,661

LIABILITIES
Payable for collateral received on securities loaned	9,098,900
Payable for capital stock redeemed	1,146,737
Payable for investment securities purchased	1,143,845
Advisory fee payable	414,518
Distribution fee payable	93,797
Administrative fee payable	12,310
Transfer Agent fee payable	112
Accrued expenses	131,599

Total liabilities	12,041,818

NET ASSETS	$659,057,843

COMPOSITION OF NET ASSETS
Capital stock, at par	$30,173
Additional paid-in capital	441,725,017
Undistributed net investment income	4,069,933
Accumulated net realized gain on investment transactions	99,023,221
Net unrealized appreciation on investments	114,209,499

	$659,057,843

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$211,679,812	9,643,456	$21.95
B	$447,378,031	20,529,652	$21.79

(a)	Includes securities on loan with a value of $8,843,827 (see Note E).

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2014	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$10,226,536
Affiliated issuers	4,241
Interest	771
Securities lending income	166,369

10,397,917

EXPENSES
Advisory fee (see Note B)	4,992,339
Distribution fee—Class B	1,130,137
Transfer agency—Class A	2,761
Transfer agency—Class B	5,840
Custodian	140,409
Printing	136,892
Audit and tax	51,232
Legal	50,480
Administrative	48,434
Directors’ fees	4,503
Miscellaneous	21,186

Total expenses	6,584,213

Net investment income	3,813,704

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	101,341,097
Net change in unrealized appreciation/depreciation of investments	(47,350,031)

Net gain on investment transactions	53,991,006

NET INCREASE IN NET ASSETS FROM OPERATIONS	$57,804,770

See notes to financial statements.

10

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,813,704	$3,572,380
Net realized gain on investment transactions	101,341,097	76,474,917
Net change in unrealized appreciation/depreciation of investments	(47,350,031)	108,998,800

Net increase in net assets from operations	57,804,770	189,046,097
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,452,999)	(1,173,072)
Class B	(2,092,707)	(1,768,157)
Net realized gain on investment transactions
Class A	(23,966,237)	(10,888,972)
Class B	(51,622,589)	(24,158,193)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(9,435,791)	34,149,805

Total increase (decrease)	(30,765,553)	185,207,508
NET ASSETS
Beginning of period	689,823,396	504,615,888

End of period (including undistributed net investment income of $4,069,933 and $3,816,816, respectively)	$659,057,843	$689,823,396

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

12

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$647,773,093		$–0	–	$–0	–	$647,773,093
Short-Term Investments	–0	–	10,857,936		–0	–	10,857,936
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	9,098,900		–0	–	–0	–	9,098,900

Total Investments in Securities	656,871,993		10,857,936		–0	–	667,729,929
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$656,871,993		$10,857,936		$–0	–	$667,729,929

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

14

AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2014, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $48,434.

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $826,048, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$297,007,006	$385,378,095

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$555,092,828

Gross unrealized appreciation	136,945,425
Gross unrealized depreciation	(24,308,324)

Net unrealized appreciation	$112,637,101

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2014, the Portfolio had securities on loan with a value of $8,843,827 and had received cash collateral which has been invested into AB Exchange Reserves of $9,098,900. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $166,369 and $4,241 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)
$9,820	$95,621	$96,342	$9,099

16

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	1,246,289	2,218,096	$28,041,665	$45,752,106
Shares issued in reinvestment of dividends and distributions	1,203,562	588,680	25,419,235	12,062,044
Shares redeemed	(2,294,010)	(2,193,629)	(53,028,466)	(44,891,426)

Net increase	155,841	613,147	$432,434	$12,922,724

Class B
Shares sold	1,725,536	4,088,375	$38,451,925	$85,041,955
Shares issued in reinvestment of dividends and distributions	2,559,090	1,272,146	53,715,296	25,926,350
Shares redeemed	(4,538,703)	(4,364,028)	(102,035,446)	(89,741,224)

Net increase (decrease)	(254,077)	996,493	$(9,868,225)	$21,227,081

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2014.

17

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$14,929,994	$15,132,800
Net long-term capital gains	64,204,538	22,855,594

Total taxable distributions	$79,134,532	$37,988,394

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,996,752
Undistributed net capital gain	94,668,801
Unrealized appreciation/(depreciation)	112,637,101	(a)

Total accumulated earnings/(deficit)	$217,302,654

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment transactions. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$22.89	$17.67	$15.46	$16.95	$13.41

Income From Investment Operations
Net investment income (a)	.17	.16	.13	.09	.08
Net realized and unrealized gain (loss) on investment transactions	1.82	6.41	2.72	(1.50)	3.52

Net increase (decrease) in net asset value from operations	1.99	6.57	2.85	(1.41)	3.60

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.13)	(.10)	(.08)	(.06)
Distributions from net realized gain on investment transactions	(2.76)	(1.22)	(.54)	–0	–	–0	–

Total dividends and distributions	(2.93)	(1.35)	(.64)	(.08)	(.06)

Net asset value, end of period	$21.95	$22.89	$17.67	$15.46	$16.95

Total Return
Total investment return based on net asset value (b)	9.20%	38.06	%*	18.75%	(8.39)%	26.91%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$211,680	$217,146	$156,832	$151,754	$174,068
Ratio to average net assets of:
Expenses	.82%	.81%	.82%	.83%	.84	%+
Net investment income	.75%	.77%	.75%	.56%	.56	%+
Portfolio turnover rate	45%	56%	50%	70%	54%

See footnote summary on page 20.

19

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2014	2013	2012	2011	2010
Net asset value, beginning of period	$22.74	$17.58	$15.38	$16.87	$13.36

Income From Investment Operations
Net investment income (a)	.11	.11	.08	.05	.05
Net realized and unrealized gain (loss) on investment transactions	1.81	6.36	2.71	(1.50)	3.50

Net increase (decrease) in net asset value from operations	1.92	6.47	2.79	(1.45)	3.55

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.09)	(.05)	(.04)	(.04)
Distributions from net realized gain on investment transactions	(2.76)	(1.22)	(.54)	–0	–	–0	–

Total dividends and distributions	(2.87)	(1.31)	(.59)	(.04)	(.04)

Net asset value, end of period	$21.79	$22.74	$17.58	$15.38	$16.87

Total Return
Total investment return based on net asset value (b)	8.95%	37.63	%*	18.47%	(8.62)%	26.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$447,378	$472,677	$347,784	$324,145	$378,436
Ratio to average net assets of:
Expenses	1.07%	1.06%	1.07%	1.08%	1.09	%+
Net investment income	.49%	.51%	.51%	.31%	.31	%+
Portfolio turnover rate	45%	56%	50%	70%	54%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2013 by 0.01%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Small/Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small/Mid Cap Value Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2015

21

2014 TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2014. For corporate shareholders, 42.89% of dividends paid qualify for the dividends received deduction.

22

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul(2), Vice President James W. MacGregor(2), Vice President Shri Singhvi(2) , Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor, and Mr. Shri Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2006, and interim CEO 1999–2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007 and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	116	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1990)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

25

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Paul 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

James W. MacGregor 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Shri Singhvi 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618 or visit www.abglobal.com for a free prospectus or SAI.

27

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/14 ($MIL)
Small/Mid Cap Value Portfolio	Specialty	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$691.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $55,161 (0.009% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

28

AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20%	0.81%	December 31
	Class B 1.45%	1.06%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

29

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	$691.8	Small & Mid Cap Value Schedule 0.95% on first $25m 0.75% on the next $25m 0.65% on the next $50m 0.55% on the balance Minimum account size $25m	0.579%	0.750%

The Adviser also manages AllianceBernstein Trust, Inc.—Discovery Value Fund (“Discovery Value Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Discovery Value Fund, and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Discovery Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2014 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Client #1	0.50% on the first $250 million 0.40% on the balance	0.468%	0.750%

	Client #2	0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.575%	0.750%

	Client #3	0.61% on the first $150 million 0.50% on the balance	0.524%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different feel level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management generally required by a registered investment company.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

30

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank
Small/Mid Cap Value Portfolio	0.750	0.801	4/10

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small/Mid Cap Value Portfolio	0.814	0.870	3/10	0.880	5/15

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

11	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund

12	Most recently completed fiscal year end Class A total expense ratio.

31

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $1,036,624 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $2,374,250 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2013.

32

AllianceBernstein Variable Products Series Fund

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2014.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small/Mid Cap Value Portfolio
1 year	27.86	26.99	26.99	4/10	8/22
3 year	12.83	13.31	13.27	6/10	12/21
5 year	28.43	25.95	27.30	2/10	6/20
10 year	9.62	9.75	9.69	5/7	7/12

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

33

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	27.86	12.83	28.43	9.62	11.19	20.09	0.48	10
Russell 2500 Value Index	25.52	13.98	26.57	8.95	10.02	18.46	0.47	10
Russell 2500 Index	29.97	14.94	27.63	9.53	9.33	N/A	N/A	N/A
Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 22, 2014.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

34

VPS-SMCV-0151-1214

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

+	VALUE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 10, 2015

The following is an update of AllianceBernstein Variable Products Series Fund—Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2014.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 90-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities of non-U.S. issuers.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, and the broad U.S. stock market, as represented by the Standard and Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2014.

All share classes of the Portfolio underperformed the benchmark and the S&P 500 Index for the annual period. Security selection drove the underperformance, with particular weakness in the consumer growth, financial and capital equipment sectors. Sector selection also had a negative impact on returns, due to an overweight in energy and the Portfolio’s cash position. Security selection in the consumer cyclicals and services sector was positive, which helped to offset some of these losses.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equity markets rose in the annual period. U.S. large-cap stocks led the gains in 2014, as a resilient economic recovery fueled earnings growth. Investors favored defensive stocks, while resources stocks fell as plunging oil prices dragged down shares of energy companies. Global economic growth continued at a slow and uneven pace. In the U.S., manufacturing indicators rose, and unemployment fell from 6.6% at the beginning of 2014 to 5.8% in November, bolstering consumer confidence and increasing the chances of a U.S. Federal Reserve rate hike in 2015. In contrast, the euro zone economy stalled. In Europe, the Central Bank lowered its 2014 eurozone growth forecast as inflation fell to its lowest level since 2009, and business activity remained weak. Renewed political turmoil in Greece and the prospect that the country would exit the European Union also weighed on investors. In Japan, gross domestic product has risen by only 0.3% over the six quarters since the Bank of Japan’s aggressive stimulus program began in April 2013, raising concerns that prime minister Shinzo Abe’s plan isn’t working. In emerging markets, Russia was hit by a perfect storm of sanctions and lower oil prices, prompting a sharp depreciation in the ruble.

The Portfolio has remained focused on attractively-valued opportunities, which are widespread across most industry sectors and regions. The U.S. Value Senior Investment Management Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts.

1

VALUE PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged Russell 1000® Value Index and the unmanaged S&P 500® Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap companies within the U.S. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2014 (unaudited)	1 Year	5 Years*	10 Years*
Value Portfolio Class A†	11.10%	13.68%	5.30%
Value Portfolio Class B†	10.77%	13.37%	5.05%
Russell 1000 Value Index	13.45%	15.42%	7.30%
S&P 500 Index	13.69%	15.45%	7.67%

*    Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2014 by 0.04%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.73% and 0.98% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/04 – 12/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Value Portfolio Class A shares (from 12/31/04 to 12/31/14) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Value Index, and the broad U.S. stock market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,036.70	$4.11	0.80%
Hypothetical (5% annual return before expenses)*	$1,000	$1,021.17	$4.08	0.80%

Class B
Actual	$1,000	$1,035.10	$5.39	1.05%
Hypothetical (5% annual return before expenses)*	$1,000	$1,019.91	$5.35	1.05%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2014 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$4,114,025	3.6%
Pfizer, Inc.	3,635,205	3.2
Wells Fargo & Co.	3,360,466	2.9
Bank of America Corp.	3,313,800	2.9
Johnson & Johnson	2,959,331	2.6
Hewlett-Packard Co.	2,865,282	2.5
Microsoft Corp.	2,617,597	2.3
AT&T, Inc.	2,364,736	2.1
Capital One Financial Corp.	2,360,930	2.1
JPMorgan Chase & Co.	2,327,976	2.0

	$29,919,348	26.2%

SECTOR BREAKDOWN†

December 31, 2014 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$31,037,405	26.8%
Information Technology	16,706,686	14.4
Health Care	14,772,114	12.8
Energy	13,638,759	11.8
Consumer Discretionary	12,100,315	10.5
Utilities	7,717,240	6.7
Industrials	7,040,400	6.1
Consumer Staples	4,720,662	4.1
Telecommunication Services	3,618,147	3.1
Materials	2,492,468	2.1
Short-Term Investments	1,801,134	1.6

Total Investments	$115,645,330	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.7%

FINANCIALS–27.2%
BANKS–9.6%
Bank of America Corp.	185,232	$3,313,800
Citigroup, Inc.	15,100	817,061
Comerica, Inc.	16,000	749,440
Fifth Third Bancorp	19,800	403,425
JPMorgan Chase & Co.	37,200	2,327,976
Wells Fargo & Co.	61,300	3,360,466

		10,972,168

CAPITAL MARKETS–2.0%
Bank of New York Mellon Corp. (The)	13,500	547,695
Goldman Sachs Group, Inc. (The)	2,977	577,032
Morgan Stanley	15,717	609,820
State Street Corp.	7,300	573,050

		2,307,597

CONSUMER FINANCE–4.5%
Capital One Financial Corp.	28,600	2,360,930
Discover Financial Services	27,300	1,787,877
SLM Corp.	92,700	944,613

		5,093,420

DIVERSIFIED FINANCIAL SERVICES–1.1%
Berkshire Hathaway, Inc.– Class B(a)	8,100	1,216,215

INSURANCE–10.0%
ACE Ltd.	3,725	427,928
Allstate Corp. (The)	32,200	2,262,050
American Financial Group, Inc./OH	21,900	1,329,768
American International Group, Inc.	33,900	1,898,739
Aon PLC	12,533	1,188,504
Aspen Insurance Holdings Ltd.	8,000	350,160
Assurant, Inc.	4,859	332,501
Chubb Corp. (The)	5,603	579,743
Hanover Insurance Group, Inc. (The)	10,400	741,728
PartnerRe Ltd.	10,627	1,212,860
Progressive Corp. (The)	6,800	183,532
Travelers Cos., Inc. (The)	7,600	804,460
Unum Group	3,900	136,032

		11,448,005

		31,037,405

INFORMATION TECHNOLOGY–14.6%
COMMUNICATIONS EQUIPMENT–2.8%
Brocade Communications Systems, Inc.	109,800	1,300,032
Cisco Systems, Inc.	46,475	1,292,702
Harris Corp.	9,171	658,661

		3,251,395

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.4%
Arrow Electronics, Inc.(a)	7,400	$428,386

IT SERVICES–1.9%
Booz Allen Hamilton Holding Corp.	14,300	379,379
Xerox Corp.	131,200	1,818,432

		2,197,811

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.9%
Applied Materials, Inc.	39,800	991,816
Intel Corp.	55,600	2,017,724
Micron Technology, Inc.(a)	8,980	314,390

		3,323,930

SOFTWARE–4.1%
Electronic Arts, Inc.(a)	24,929	1,172,037
Microsoft Corp.	56,353	2,617,597
Oracle Corp.	18,907	850,248

		4,639,882

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.5%
Hewlett-Packard Co.	71,400	2,865,282

		16,706,686

HEALTH CARE–12.9%
BIOTECHNOLOGY–0.9%
Gilead Sciences, Inc.(a)	10,606	999,721

HEALTH CARE PROVIDERS & SERVICES–5.1%
Aetna, Inc.	19,000	1,687,770
Anthem, Inc.	17,800	2,236,926
Express Scripts Holding Co.(a)	8,900	753,563
UnitedHealth Group, Inc.	11,300	1,142,317

		5,820,576

PHARMACEUTICALS–6.9%
Johnson & Johnson	28,300	2,959,331
Merck & Co., Inc.	23,900	1,357,281
Pfizer, Inc.	116,700	3,635,205

		7,951,817

		14,772,114

ENERGY–11.9%
ENERGY EQUIPMENT & SERVICES–0.2%
National Oilwell Varco, Inc.	4,445	291,281

OIL, GAS & CONSUMABLE FUELS–11.7%
Chesapeake Energy Corp.	8,500	166,345
Chevron Corp.	15,700	1,761,226
Exxon Mobil Corp.	44,500	4,114,025
Hess Corp.	24,000	1,771,680
Marathon Oil Corp.	8,200	231,978

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Marathon Petroleum Corp.	10,552	$952,423
Murphy Oil Corp.	19,071	963,467
Occidental Petroleum Corp.	24,200	1,950,762
SM Energy Co.	900	34,722
Valero Energy Corp.	28,300	1,400,850

		13,347,478

		13,638,759

CONSUMER DISCRETIONARY–10.6%
AUTO COMPONENTS–1.5%
Lear Corp.	7,300	715,984
Magna International, Inc. (New York)–Class A	9,700	1,054,293

		1,770,277

AUTOMOBILES–1.6%
Ford Motor Co.	118,300	1,833,650

HOUSEHOLD DURABLES–0.3%
PulteGroup, Inc.	18,192	390,400

MEDIA–2.9%
Liberty Global PLC–Series C(a)	25,500	1,231,905
Time Warner, Inc.	23,852	2,037,438

		3,269,343

MULTILINE RETAIL–1.4%
Dillard’s, Inc.–Class A	2,500	312,950
Dollar General Corp.(a)	17,400	1,230,180

		1,543,130

SPECIALTY RETAIL–2.9%
Foot Locker, Inc.	22,636	1,271,691
GameStop Corp.–Class A(b)	30,300	1,024,140
Office Depot, Inc.(a)	116,348	997,684

		3,293,515

		12,100,315

UTILITIES–6.8%
ELECTRIC UTILITIES–3.4%
American Electric Power Co., Inc.	16,600	1,007,952
Edison International	33,000	2,160,840
Westar Energy, Inc.	17,000	701,080

		3,869,872

GAS UTILITIES–1.6%
Atmos Energy Corp.	10,700	596,418
UGI Corp.	31,650	1,202,067

		1,798,485

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–1.3%
Calpine Corp.(a)	58,414	1,292,702
NRG Energy, Inc.	5,615	151,324

		1,444,026

MULTI-UTILITIES–0.5%
CenterPoint Energy, Inc.	8,192	191,939
DTE Energy Co.	2,000	172,740

Public Service Enterprise Group, Inc.	5,800	$240,178

		604,857

		7,717,240

INDUSTRIALS–6.2%
AEROSPACE & DEFENSE–1.3%
General Dynamics Corp.	3,500	481,670
L-3 Communications Holdings, Inc.	8,219	1,037,320

		1,518,990

AIRLINES–1.8%
Delta Air Lines, Inc.	41,200	2,026,628

INDUSTRIAL CONGLOMERATES–1.2%
General Electric Co.	52,700	1,331,729

MACHINERY–1.9%
Caterpillar, Inc.	11,106	1,016,532
Dover Corp.	4,252	304,953
ITT Corp.	20,800	841,568

		2,163,053

		7,040,400

CONSUMER STAPLES–4.1%
BEVERAGES–0.1%
Molson Coors Brewing Co.–Class B	1,600	119,232

FOOD & STAPLES RETAILING–2.2%
CVS Health Corp.	12,200	1,174,982
Kroger Co. (The)	21,000	1,348,410

		2,523,392

FOOD PRODUCTS–1.1%
Archer-Daniels-Midland Co.	7,000	364,000
Ingredion, Inc.	11,077	939,773

		1,303,773

HOUSEHOLD PRODUCTS–0.7%
Procter & Gamble Co. (The)	8,500	774,265

		4,720,662

TELECOMMUNICATION SERVICES–3.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.3%
AT&T, Inc.	70,400	2,364,736
CenturyLink, Inc.	6,200	245,396

		2,610,132

WIRELESS TELECOMMUNICATION SERVICES–0.9%
Vodafone Group PLC (Sponsored ADR)	29,500	1,008,015

		3,618,147

7

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–2.2%
CHEMICALS–2.0%
CF Industries Holdings, Inc.	725	$197,591
Eastman Chemical Co.	11,200	849,632
LyondellBasell Industries NV–Class A	15,400	1,222,606

		2,269,829

METALS & MINING–0.2%
Alcoa, Inc.	14,100	222,639

		2,492,468

Total Common Stocks (cost $86,880,830)		113,844,196

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.6%
TIME DEPOSIT–1.6%
State Street Time Deposit 0.01%, 1/02/15 (cost $1,801,134)	$1,801	1,801,134

Total Investments Before Security Lending Collateral for Securities Loaned–101.3% (cost $88,681,964)		115,645,330

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.9%
INVESTMENT COMPANIES–0.9%
AB Exchange Reserves–Class I, 0.07%(c)(d) (cost $1,052,925)	1,052,925	$1,052,925

TOTAL INVESTMENTS–102.2% (cost $89,734,889)		116,698,255
Other assets less liabilities–(2.2)%		(2,505,461)

NET ASSETS–100.0%		$114,192,794

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2014	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $88,681,964)	$115,645,330	(a)
Affiliated issuers (cost $1,052,925—investment of cash collateral for securities loaned)	1,052,925
Receivable for investment securities sold	278,665
Dividends and interest receivable	147,917
Receivable for capital stock sold	1,912
Receivable from class action settlement proceeds	3,265

Total assets	117,130,014

LIABILITIES
Payable for investment securities purchased	1,628,420
Payable for collateral received on securities loaned	1,052,925
Payable for capital stock redeemed	84,411
Advisory fee payable	53,719
Distribution fee payable	23,967
Administrative fee payable	12,310
Transfer Agent fee payable	112
Accrued expenses	81,356

Total liabilities	2,937,220

NET ASSETS	$114,192,794

COMPOSITION OF NET ASSETS
Capital stock, at par	$7,428
Additional paid-in capital	110,279,968
Undistributed net investment income	1,856,727
Accumulated net realized loss on investment and foreign currency transactions	(24,914,695)
Net unrealized appreciation on investments	26,963,366

	$114,192,794

Net Asset Value Per Share—1 billion shares of capital stock authorized, $ .001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$2,050,065	132,290	$15.50
B	$112,142,729	7,296,134	$15.37

(a)	Includes securities on loan with a value of $1,024,140 (see Note E).

See notes to financial statements.

9

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2014	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $8,747)	$3,121,643
Affiliated issuers	242
Interest	137
Securities lending income	10,026

$3,132,048

EXPENSES
Advisory fee (see Note B)	677,619
Distribution fee—Class B	302,455
Transfer agency—Class A	113
Transfer agency—Class B	6,193
Custodian	80,148
Printing	69,371
Administrative	48,434
Audit and tax	40,998
Legal	33,177
Directors’ fees	4,504
Miscellaneous	8,273

Total expenses	1,271,285

Net investment income	1,860,763

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	19,670,880
Net change in unrealized appreciation/depreciation of investments	(9,092,103)

Net gain on investment transactions	10,578,777

NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,439,540

See notes to financial statements.

10

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,860,763	$1,944,369
Net realized gain on investment transactions	19,670,880	26,346,896
Net change in unrealized appreciation/depreciation of investments	(9,092,103)	19,276,766

Net increase in net assets from operations	12,439,540	47,568,031
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(42,060)	(44,293)
Class B	(1,898,144)	(2,863,346)
CAPITAL STOCK TRANSACTIONS
Net decrease	(30,782,902)	(69,636,711)

Total decrease	(20,283,566)	(24,976,319)
NET ASSETS
Beginning of period	134,476,360	159,452,679

End of period (including undistributed net investment income of $1,856,727 and $1,936,168, respectively)	$114,192,794	$134,476,360

See notes to financial statements.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2014	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

12

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$113,844,196		$–0	–	$–0	–	$113,844,196
Short-Term Investments	–0	–	1,801,134		–0	–	1,801,134
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,052,925		–0	–	–0	–	1,052,925

Total Investments in Securities	114,897,121		1,801,134		–0	–	116,698,255
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$114,897,121		$1,801,134		$–0	–	$116,698,255

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

14

AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2014, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $48,434.

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $97,465, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2014.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$50,709,951	$81,702,249

15

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$90,053,452

Gross unrealized appreciation	28,586,443
Gross unrealized depreciation	(1,941,640)

Net unrealized appreciation	$26,644,803

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2014, the Portfolio had securities on loan with a value of $1,024,140 and had received cash collateral which has been invested into AB Exchange Reserves of $1,052,925. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $10,026 and $242 from the borrowers and AB Exchange Reserves, respectively, for the year ended December 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Exchange Reserves for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)
$0	$7,936	$6,883	$1,053

16

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Class A
Shares sold	5,694	23,224	$83,425	$286,557
Shares issued in reinvestment of dividends	2,832	3,455	42,059	44,293
Shares redeemed	(31,302)	(15,732)	(472,031)	(196,764)

Net increase (decrease)	(22,776)	10,947	$(346,547)	$134,086

Class B
Shares sold	201,840	405,430	$2,930,423	$5,020,795
Shares issued in reinvestment of dividends	128,775	225,106	1,898,144	2,863,346
Shares redeemed	(2,418,029)	(6,229,165)	(35,264,922)	(77,654,938)

Net decrease	(2,087,414)	(5,598,629)	$(30,436,355)	$(69,770,797)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2014.

17

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$1,940,204	$2,907,639

Total taxable distributions paid	$1,940,204	$2,907,639

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,856,727
Accumulated capital and other losses	(24,596,132	)(a)
Unrealized appreciation/(depreciation)	26,644,803	(b)

Total accumulated earnings/(deficit)	$3,905,398

(a)	On December 31, 2014, the Portfolio had a net capital loss carryforward of $24,596,132. During the fiscal year, the Portfolio utilized $19,645,492 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2014, the Portfolio had a net capital loss carryforward of $24,596,132 which will expire in 2017.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.22	$10.63	$9.37	$9.84	$8.97

Income From Investment Operations
Net investment income (a)	.26	.19	.20	.17	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.31	3.70	1.26	(.50)	.93

Net increase (decrease) in net asset value from operations	1.57	3.89	1.46	(.33)	1.05

Less: Dividends
Dividends from net investment income	(.29)	(.30)	(.20)	(.14)	(.18)

Net asset value, end of period	$15.50	$14.22	$10.63	$9.37	$9.84

Total Return
Total investment return based on net asset value (b)	11.10%*	36.85%*	15.73%	(3.50)%	11.81	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,050	$2,205	$1,533	$1,517	$1,707
Ratio to average net assets of:
Expenses	.79%	.73%	.72%	.71%	.71	%+
Net investment income	1.74%	1.51%	1.98%	1.78%	1.37	%+
Portfolio turnover rate	42%	44%	40%	62%	73%

See footnote summary on page 20.

19

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.10	$10.54	$9.28	$9.75	$8.90

Income From Investment Operations
Net investment income (a)	.22	.16	.17	.15	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.29	3.66	1.26	(.50)	.91

Net increase (decrease) in net asset value from operations	1.51	3.82	1.43	(.35)	1.01

Less: Dividends
Dividends from net investment income	(.24)	(.26)	(.17)	(.12)	(.16)

Net asset value, end of period	$15.37	$14.10	$10.54	$9.28	$9.75

Total Return
Total investment return based on net asset value (b)	10.77%*	36.49%*	15.54%	(3.78)%	11.42	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$112,143	$132,271	$157,920	$175,183	$212,522
Ratio to average net assets of:
Expenses	1.04%	.98%	.97%	.96%	.96	%+
Net investment income	1.51%	1.28%	1.72%	1.51%	1.12	%+
Portfolio turnover rate	42%	44%	40%	62%	73%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2014, December 31, 2013, and December 31, 2010 by 0.04%%, 0.07%, and 0.01%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Value Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2015

21

2014 TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2014. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

22

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Christopher W. Marx(2), Vice President Joseph G. Paul(2), Vice President Gregory L. Powell(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx and Mr. Gregory L. Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

VALUE PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007 and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

John H. Dobkin, ## 73 (1992)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	116	None

Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1990)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

25

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

26

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for each of the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

27

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Christopher W. Marx 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Joseph G. Paul 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Gregory L. Powell 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

28

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/14 ($MIL)
Value Portfolio	Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$128.2

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

29

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $55,163 (0.036% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20%	0.73%	December 31
	Class B 1.45%	0.98%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similaritis and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

30

AllianceBernstein Variable Products Series Fund

addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2014 net assets:5

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Value Portfolio	$128.2	U.S. Diversified Value	0.446%	0.550%
		0.65% on 1st $25 million
		0.50% on next $25 million
		0.40% on next $50 million
		0.30% on next $100 million
		0.25% on the balance
		Minimum account size: $25 m

The Adviser also manages AllianceBernstein Trust, Inc.—Value Fund (“Value Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of Value Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Value Portfolio	Value Fund	0.55% on first $2.5 billion	0.550%	0.550%
		0.45% on next $2.5 billion
		0.40% on the balance

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fees and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2014 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Value Portfolio	Client #1[7]	0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.448%	0.550%

	Client #2[7]	0.30% of the average daily net assets	0.300%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The client is an affiliate of the Adviser.

31

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Value Portfolio	0.550	0.743	1/12

Lipper also analyzed the Portfolio’s most recently competed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Value Portfolio	0.730	0.775	3/12	0.763	14/33

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level .The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1”would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

32

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2013, ABI received $374,964 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2013, the Adviser incurred distribution expenses in the amount of $895,802 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2013 and expects to pay approximately $600,000 in 2014 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economics of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2013.

33

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2014.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Value Portfolio
1 year	27.39	24.40	23.64	3/12	9/50
3 year	12.92	12.70	12.91	4/11	22/44
5 year	21.89	21.81	21.89	5/10	21/42
10 year	4.98	6.78	6.86	8/9	29/30

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the four years.

16	As mentioned previously, the Supreme Court cautioned against mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economis of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)
Value Portfolio	27.39	12.92	21.89	4.98	7.88	16.33	0.28	10
Russell 1000 Value Index	23.44	14.05	23.18	7.24	9.70	15.52	0.42	10
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

35

VPS-VAL-0151-1214

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr and Garry L. Moody. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AllianceBernstein Balanced Wealth Strategy Portfolio	2013	45,500	—	25,662
	2014	68,071	—	31,211
AllianceBernstein Global Thematic Growth Portfolio	2013	27,500	—	18,348
	2014	39,530	—	24,602
AllianceBernstein Growth Portfolio	2013	26,000	—	10,563
	2014	29,609	—	10,737
AllianceBernstein Growth and Income Portfolio	2013	26,000	—	11,148
	2014	29,609	—	11,322
AllianceBernstein Intermediate Bond Portfolio	2013	40,000	—	9,725
	2014	64,103	—	9,738
AllianceBernstein International Growth Portfolio	2013	27,500	—	19,405
	2014	39,530	—	24,604
AllianceBernstein International Value Portfolio	2013	27,500	—	17,180
	2014	39,530	—	24,634
AllianceBernstein Large Cap Growth Portfolio	2013	26,000	—	10,563
	2014	29,609	—	10,737
AllianceBernstein Real Estate Investment Portfolio	2013	27,500	—	18,445
	2014	33,578	—	18,619
AllianceBernstein Small Cap Growth Portfolio	2013	26,000	—	10,479
	2014	29,609	—	9,733
AllianceBernstein Small-Mid Cap Value Portfolio	2013	26,000	—	16,744
	2014	33,578	—	16,918
AllianceBernstein Value Portfolio	2013	26,000	—	10,479
	2014	29,609	—	10,653
AllianceBernstein Dynamic Asset Allocation Portfolio	2013	45,500	—	18,445
	2014	80,281	—	18,619

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein Balanced Wealth Strategy Portfolio	2013	$268,609	25,662
			—
			(25,662)
	2014	$374,394	31,211
			—
			(31,211)
AllianceBernstein Global Thematic Growth Portfolio	2013	$275,923	18,348
			—
			(18,348)
	2014	$381,003	24,602
			—
			(24,602)
AllianceBernstein Growth Portfolio	2013	$283,708	10,563
			—
			(10,563)
	2014	$394,868	10,737
			—
			(10,737)
AllianceBernstein Growth and Income Portfolio	2013	$283,123	11,148
			—
			(11,148)
	2014	$394,283	11,322
			—
			(11,322)
AllianceBernstein Intermediate Bond Portfolio	2013	$284,546	9,725
			—
			(9,725)
	2014	$395,867	9,738
			—
			(9,738)
AllianceBernstein International Growth Portfolio	2013	$274,866	19,405
			—
			(19,405)
	2014	$381,001	24,604
			—
			(24,604)
AllianceBernstein International Value Portfolio	2013	$277,091	17,180
			—
			(17,180)
	2014	$380,971	24,634
			—
			(24,634)
AllianceBernstein Large Cap Growth Portfolio	2013	$283,708	10,563
			—
			(10,563)
	2014	$394,868	10,737
			—
			(10,737)
AllianceBernstein Real Estate Investment Portfolio	2013	$275,826	18,445
			—
			(18,445)

	2014	$386,986	18,619
			—
			(18,619)
AllianceBernstein Small Cap Growth Portfolio	2013	$283,792	10,479
			—
			(10,479)
	2014	$395,872	9,733
			—
			(9,733)
AllianceBernstein Small-Mid Cap Value Portfolio	2013	$277,527	16,744
			—
			(16,744)
	2014	$388,687	16,918
			—
			(16,918)
AllianceBernstein Value Portfolio	2013	$283,792	10,479
			—
			(10,479)
	2014	$394,952	10,653
			—
			(10,653)
AllianceBernstein Dynamic Asset Allocation Portfolio	2013	$275,826	18,445
			—
			(18,445)
	2014	$386,986	18,619
			—
			(18,619)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 10, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 10, 2015